UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23718

Catholic Responsible Investments Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-348-6466

Date of fiscal year end: October 31, 2023

Date of reporting period: October 31, 2023

Item 1.    Reports to Stockholders.

(a)	A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Catholic Responsible Investments

Annual Report	October 31, 2023

CRI Ultra Short Bond Fund	CRI International Equity Fund
Institutional Shares: CRHSX	Investor Shares: CRLVX
CRI Short Duration Bond Fund	Institutional Shares: CRLSX
Institutional Shares: CRDSX	CRI International Small-Cap Fund
CRI Bond Fund	Institutional Shares: CRNSX
Investor Shares: CRBVX	CRI Magnus 45/55 Fund
Institutional Shares: CRBSX	Investor Shares: CMNVX
CRI Opportunistic Bond Fund	Institutional Shares: CMNSX
Investor Shares: CROVX	CRI Magnus 60/40 Alpha Plus Fund
Institutional Shares: CROSX	Investor Shares: CMPVX
CRI Equity Index Fund	Institutional Shares: CMPSX
Institutional Shares: CRQSX	CRI Magnus 60/40 Beta Plus Fund
Investor Shares: CMMVX
CRI Small-Cap Fund	Institutional Shares: CMMSX
Institutional Shares: CRSSX
CRI Magnus 75/25 Fund
CRI Multi-Style US Equity Fund	Investor Shares: CMUVX
Investor Shares: CRTVX	Institutional Shares: CMUSX
Institutional Shares: CRTSX

Investment Adviser:

Christian Brothers Investment Services

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

The Funds file their complete schedules of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at https://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how the Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1- 866-392-2626; and (ii) on the SEC’s website at http://www.sec.gov.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Dear Shareholders:

We are pleased to send you the Annual Report for Catholic Responsible Investments Funds (the “CRI Funds”) for the fiscal year ended October 31, 2023.

For the year ended October 31, 2023, the Funds’ Institutional Class and their underlying benchmarks delivered the following returns:

	Fund Return	Underlying Index Return^
Catholic Responsible Investments Ultra Short Bond Fund, Institutional Class	4.76%	4.88%
Catholic Responsible Investments Short Duration Bond Fund, Institutional Class	3.62	2.89
Catholic Responsible Investments Bond Fund, Institutional Class	0.57	0.36
Catholic Responsible Investments Opportunistic Bond Fund, Institutional Class	2.94	2.90
Catholic Responsible Investments Equity Index Fund, Institutional Class	10.43	10.14
Catholic Responsible Investments Small-Cap Fund, Institutional Class	-8.15	-7.65
Catholic Responsible Investments Multi-Style US Equity Fund, Institutional Class	11.17	9.48
Catholic Responsible Investments International Equity Fund, Institutional Class	13.24	12.66
Catholic Responsible Investments International Small-Cap Fund, Institutional Class	8.12	9.36
Catholic Responsible Investments Magnus 45/55 Fund, Institutional Class	4.96	4.53	†
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Institutional Class	6.23	5.91	†
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Institutional Class	5.99	5.91	†
Catholic Responsible Investments Magnus 75/25 Fund, Institutional Class	7.09	7.28	†

  ^ For a definition of each Funds’ benchmark, please refer to each Fund’s Management Discussion and Analysis.

†	These Funds’ underlying benchmark is blended. For a definition of each Funds’ blended benchmark, please refer to each Fund’s Management Discussion and Analysis.

Fiscal Year Report

The global economy navigated a complex landscape in the fiscal year ended October 31, 2023, marked by both challenges and signs of resilience. Central banks worldwide tightened monetary policies, prioritizing inflation reduction over economic growth. While rising interest rates strained economic momentum, labor markets remained robust, contributing to a gradual decline in inflation. Geopolitical tensions, particularly the ongoing conflict in Ukraine, disrupted supply chains and energy markets, further exacerbating inflation concerns. In response, China implemented pro-growth measures to address housing market concerns and bolster economic activity.

The economic outlook remains uncertain, with lingering geopolitical tensions and potential oil price volatility posing risks to inflation and economic growth. Central banks are likely to continue raising interest rates at a more measured pace to curb inflation. Despite these challenges, the global economy is expected to continue expanding, albeit at a slower pace than in recent years.

As the global economy transitions from central bank-induced low-rate environments to a new equilibrium, investors should brace for interest rate stabilization rather than a return to previous lows. While price-to-earnings expansion in the equity market may be limited, returns are anticipated from growing corporate earnings. Emphasis should be placed on companies with a competitive edge, which are well-positioned to deliver sustained earnings growth.

Our fund managers remain committed to navigating the evolving economic landscape. We are confident in our ability to adapt to changing market conditions and create value for our shareholders in the years to come.

Jeffrey A. McCroy

CEO

John W. Geissinger

CIO

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Ultra Short Bond Fund

The Catholic Responsible Investments Ultra Short Bond Fund (“Fund”) seeks to provide current income consistent with the preservation of capital.

Under normal circumstances, the Ultra Short Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers’ acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully collateralized repurchase agreements involving any of the foregoing obligations; (vii) U.S. dollar-denominated instruments of foreign issuers; and (viii) floating rate securities. In addition, the Fund may enter into dollar roll transactions with selected banks and broker dealers and invest in to-be-announced mortgage-backed securities, repurchase agreements, and in municipal securities.

CRI Ultra Short Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, geopolitical issues, and the specter of a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year, with the pace of hikes slowing in the latter part of the year. Fixed-income returns were negative as yields continued to move higher. Short rates were at their highest levels in decades, but returns for shorter duration bonds held up relatively well as the higher income offset the price declines. The fund provided a positive return and slightly underperformed the benchmark on a net-of-fees basis.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Ultra Short Bond Fund, Institutional Class	4.76%	2.81%

Bloomberg US Treasury Bills 1-3 Month Index	4.88%	2.98%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg US Treasury Bills (1-3M) Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment grade, and have $300 million or more of outstanding face value.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Short Duration Bond Fund

The Catholic Responsible Investments Short Duration Bond Fund (the “Fund”) seeks maximum current income consistent with the preservation of capital.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include U.S. dollar-denominated fixed income securities; U.S. Treasury securities; governmental agency debt; corporate debt securities; collateralized loan obligations; asset-backed securities; municipal bonds; residential and commercial mortgage-backed securities; floating rate notes and adjustable rate mortgages (“ARMs”). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in other types of U.S. government securities, including collateralized mortgage obligations (“CMO”) issued by U.S. government agencies or instrumentalities thereof, and may also invest in other mortgage-backed and asset-backed securities, as well as enter into repurchase agreements covering the securities described. The Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency). The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable investment grade and non-investment grade securities.

CRI Short Duration Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, geopolitical issues, and the specter of a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year, with the pace of hikes slowing in the latter part of the year. Fixed-income returns were negative as yields continued to move higher. Short rates were at their highest levels in decades, but returns for shorter duration bonds held up relatively well as the higher income offset the price declines. The fund outperformed its benchmark through its allocations to non-Treasury sectors.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Short Duration Bond Fund, Institutional Class	3.62%	-0.54%

Bloomberg US Treasury Bills 1-3 Month Index	2.89%	-1.04%

Growth of a $10,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg U.S. Treasury (1-3 Year) Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Bond Fund

The Catholic Responsible Investments Bond Fund (the “Fund”) seeks current income and long-term capital appreciation.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. The Fund’s assets are allocated across different fixed-income market sectors and maturities. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities (“MBS”) and adjustable rate mortgages (“ARMs”); U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar- denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities; debt issuances of REITs; convertible bonds; preferred stock; covered bonds and bonds issued by U.S. colleges and universities; leveraged bank loans; commercial paper; floating rate notes and other securities included in the Index (defined below). The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and noninvestment grade securities. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. Some of these investments in derivatives will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

CRI Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, geopolitical issues, and the specter of a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year, with the pace of hikes slowing in the latter part of the year. Fixed-income returns were negative as yields continued to move higher. Despite the price declines, the higher income was able to offset the price return. The fund outperformed the index due to a combination of interest rate management strategies and sector allocation.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Bond Fund, Institutional Class	0.57%	-8.39%

Catholic Responsible Investments Bond Fund, Investor Class	0.41%	-8.54%

Bloomberg U.S. Aggregate Bond Index	0.36%	-8.67%

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Opportunistic Bond Fund

The Catholic Responsible Investments Opportunistic Bond Fund (the “Fund”) seeks current income and to provide relatively low correlation to equity assets.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities and adjustable rate mortgages (“ARMs”); U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities and floating rate notes. The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 20% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell U.S. Treasury futures to manage the Fund’s portfolio duration, yield curve positioning, or trade execution on a more cost-effective basis than by use of physical securities alone. The Fund may use credit default swaps on a single issuer (CDS) or a credit default swap index (CDX) to hedge credit risk. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

CRI Opportunistic Bond Fund Review

Market news has been dominated by inflation concerns, central bank rate hikes, geopolitical issues, and the specter of a global economic slowdown. The Fed made inflation its priority and raised rates throughout the year, with the pace of hikes slowing in the latter part of the year. Fixed-income returns were negative as yields continued to move higher. Short rates were at their highest levels in decades, but returns for shorter duration bonds held up relatively well as the higher income offset the price declines. The fund outperformed its benchmark through effective interest rate management strategies and positive security selection.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Opportunistic Bond Fund, Institutional Class	2.94%	-2.65%

Catholic Responsible Investments Opportunistic Bond Fund, Investor Class	2.81%	-2.78%

Bloomberg 1-5 Year Government Credit Index	2.90%	-2.24%

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Bloomberg 1-5 Year Government Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Equity Index Fund

The Catholic Responsible Investments Equity Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the S&P 500® Index.

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 500® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

CRI Equity Index Fund Review

With increased inflation and the potential for a recession looming throughout 2023, most U.S. equity sectors were down for the year. In early 2023, a small number of companies involved in artificial intelligence did extraordinarily well, pushing the overall market into positive territory. The dominance of the “Magnificent Seven” resulted in the Communication Services, Consumer Discretionary, and Information Technology sectors to be the outperformers for the year. The fund’s performance reflected the performance of the overall market. Additionally, the restrictions on the fund, particularly in Health Care, resulted in outperformance versus the index.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Equity Index Fund, Institutional Class	10.43%	-3.26%

S&P 500® Index	10.14%	-2.50%

Growth of a $3,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P 500® Index is a free-float capitalization-weighted index, published since 1957, of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the Index are those of large publicly held companies that trade on either of the two largest American stock exchanges: the NYSE and the NASDAQ.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Small-Cap Fund

The Catholic Responsible Investments Small-Cap Fund (the “Fund”) seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 600® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

CRI Small-Cap Fund Review

With increased inflation and the potential for a recession looming throughout 2023, most U.S. equity sectors were down for the year. While large cap stocks benefitted from the performance of the “Magnificent Seven,” small caps did not have a similar performance driver. The fund’s performance reflected the performance of the overall small cap market. Restrictions on the fund resulted in slight underperformance versus the index.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Small-Cap Fund, Institutional Class	-8.15%	-9.43%

S&P SmallCap 600® Index	-7.65%	-9.06%

Growth of a $3,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Multi-Style US Equity Fund

The Catholic Responsible Investments Multi-Style U.S. Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000® Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

CRI Multi-Style U.S. Equity Fund Review

With increased inflation and the potential for a recession looming throughout 2023, most U.S. equity sectors were down for the year. In early 2023, a small number of companies involved in artificial intelligence did extraordinarily well, pushing the overall market into positive territory. The dominance of the “Magnificent Seven” resulted in the Communication Services, Consumer Discretionary, and Information Technology sectors to be the outperformers for the year. The fund is diversified across various return drivers, but in this market environment, the positive impact of stocks with quality or growth characteristics outweighed the underperformance of value stocks, resulting in the fund’s outperformance for the year.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Multi-Style US Equity Fund, Institutional Class	11.17%	-5.58%

Catholic Responsible Investments Multi-Style US Equity Fund, Investor Class	11.00%	-5.72%

Russell 1000® Index	9.48%	-3.40%

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 1000® Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the Russell 3000® Index, as of the most recent reconstitution. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments International Equity Fund

The Catholic Responsible Investments International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well-established companies based in those countries included in the MSCI All Country World Ex USA Index (the “Index”) that are believed to have above average market appreciation potential.

CRI International Equity Fund Review

Despite rising inflation and geopolitical conflict, non-U.S. equity markets were up in 2023 with positive results in every sector. Most major countries were positive, although countries in the Middle East were down for the year. The strength of the U.S. dollar detracted from returns for U.S.-based investors. The fund is diversified across various return drivers, but in this market environment, the positive impact of value stocks outweighed those with quality or growth characteristics. The fund outperformed the benchmark for the year.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments International Equity Fund, Institutional Class	13.24%	-8.15%

Catholic Responsible Investments International Equity Fund, Investor Class	13.07%	-8.28%

MSCI ACWI ex USA Index	12.66%	-6.12%

Growth of a $5,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the US) and 27 emerging markets countries. With 2,354 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments International Small-Cap Fund

The Catholic Responsible Investments International Small-Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of small capitalization companies based in those countries included in the MSCI All Country World ex USA Small Cap Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in a broadly diversified portfolio of equity securities of small capitalization companies that are located in countries throughout the world. The Fund generally considers small-cap foreign companies to be those companies with similar market capitalization and located in countries included in the MSCI All Country World ex-U.S. Small Cap Index. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

CRI International Small-Cap Fund Review

Despite rising inflation and geopolitical conflict, non-U.S. equity markets were up in 2023 with positive results in most sectors. The major countries had positive returns, although countries in the Middle East were down for the year. The strength of the U.S. dollar detracted from returns for U.S.-based investors. The fund is diversified across various return drivers, but in this market environment, the positive impact of value stocks outweighed those with quality or growth characteristics. On a net-of-fees basis, the fund underperformed the benchmark for the year.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments International Small-Cap Fund, Institutional Class	8.12%	-9.13%

MSCI ACWI ex USA Small Cap Index	9.36%	-9.05%

Growth of a $1,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. With 4,391 constituents, the index covers approximately 14% of the global equity opportunity set outside the US.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 45/55 Fund

The Catholic Responsible Investments Magnus 45/55 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 45% of its assets and exposure to fixed income securities in an amount equal to 55% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 45/55 Fund Review

Despite a year with rising inflation and geopolitical conflict, returns were positive across all asset classes with the exception of U.S. small cap. While the 75/25 Magnus Fund underperformed its benchmark, all four Magnus Funds had similar return drivers. The Magnus Funds benefitted from exposure to shorter duration bond funds within the fixed-income allocation and positive manager selection in both the equity and fixed-income allocations. The Magnus Funds were slightly overweight to fixed income at the end of 2022 and underweight in 2023. The impact of the asset allocation had minimal effect on relative results.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Magnus 45/55 Fund, Institutional Class	4.96%	-5.14%

Catholic Responsible Investments Magnus 45/55 Fund, Investor Class	4.80%	-5.29%

Custom Benchmark**	4.53%	-6.54%

Bloomberg U.S. Aggregate Bond Index	0.36%	-8.67%

Russell 3000® Index	8.38%	-3.87%

Growth of a $15,000,000 Investment

(At Net Asset Value)

* Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

**The Custom Benchmark is a blended benchmark composed of 55% of the Bloomberg U.S. Aggregate Bond Index, 33.75% of the Russell 3000® Index, and 11.25% of the MSCI ACWI ex-US Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

The Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed income securities in an amount equal to 40% of its assets, with a bias towards “active” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 60/40 Alpha Plus Fund Review

Despite a year with rising inflation and geopolitical conflict, returns were positive across all asset classes with the exception of U.S. small cap. While the 75/25 Magnus Fund underperformed its benchmark, all four Magnus Funds had similar return drivers. The Magnus Funds benefitted from exposure to shorter duration bond funds within the fixed-income allocation and positive manager selection in both the equity and fixed-income allocations. The Magnus Funds were slightly overweight to fixed income at the end of 2022 and underweight in 2023. The impact of the asset allocation had minimal effect on relative results.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Institutional Class	6.23%	-5.58%

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Investor Class	6.07%	-5.72%

Custom Benchmark**	5.91%	-5.89%

Bloomberg U.S. Aggregate Bond Index	0.36%	-8.67%

Russell 3000® Index	8.38%	-3.87%

Growth of a $15,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

**The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

The Catholic Responsible Investments Magnus 60/40 Beta Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed income securities in an amount equal to 40% of its assets, with a bias towards “passive” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 60/40 Beta Plus Fund Review

Despite a year with rising inflation and geopolitical conflict, returns were positive across all asset classes with the exception of U.S. small cap. While the 75/25 Magnus Fund underperformed its benchmark, all four Magnus Funds had similar return drivers. The Magnus Funds benefitted from exposure to shorter duration bond funds within the fixed-income allocation and positive manager selection in both the equity and fixed-income allocations. The Magnus Funds were slightly overweight to fixed income at the end of 2022 and underweight in 2023. The impact of the asset allocation had minimal effect on relative results.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Institutional Class	5.99%	-5.01%

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Investor Class	5.84%	-5.14%

Custom Benchmark**	5.91%	-5.89%

Bloomberg U.S. Aggregate Bond Index	0.36%	-8.67%

Russell 3000® Index	8.38%	-3.87%

Growth of a $15,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

** The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Management’s Discussion and Analysis

Catholic Responsible Investments Magnus 75/25 Fund

The Catholic Responsible Investments Magnus 75/25 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 75% of its assets and exposure to fixed income securities in an amount equal to 25% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

CRI Magnus 75/25 Fund Review

Despite a year with rising inflation and geopolitical conflict, returns were positive across all asset classes with the exception of U.S. small cap. While the 75/25 Magnus Fund underperformed its benchmark, all four Magnus Funds had similar return drivers. The Magnus Funds benefitted from exposure to shorter duration bond funds within the fixed-income allocation and positive manager selection in both the equity and fixed-income allocations. The Magnus Funds were slightly overweight to fixed income at the end of 2022 and underweight in 2023. The impact of the asset allocation had minimal effect on relative results.

	1 YEAR RETURN	AVERAGE ANNUAL TOTAL RETURN FOR INCEPTION TO DATE*

Catholic Responsible Investments Magnus 75/25 Fund, Institutional Class	7.09%	-5.38%

Catholic Responsible Investments Magnus 75/25 Fund, Investor Class	6.92%	-5.53%

Custom Benchmark**	7.28%	-5.29%

Bloomberg U.S. Aggregate Bond Index	0.36%	-8.67%

Russell 3000® Index	8.38%	-3.87%

Growth of a $15,000,000 Investment

(At Net Asset Value)

*Fund commenced operations on December 6, 2021. Returns for periods less than one year are not annualized.

**The Custom Benchmark is a blended benchmark composed of 25% of the Bloomberg U.S. Aggregate Bond Index, 56.25% of the Russell 3000® Index, and 18.75% of the MSCI ACWI ex-US Index.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, it may be worth less than its original cost. High short term performance of the fund is unusual and investors

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

should not expect such performance to be repeated. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS U.S. TREASURY OBLIGATIONS — 33.9%

	Face Amount	Value

U.S. Treasury Bills
5.488%, 04/04/24(A)	$1,000,000	$977,111
5.452%, 02/13/24(A)	929,000	914,716
5.451%, 02/20/24(A)	575,000	565,568
5.446%, 02/06/24(A)	1,150,000	1,133,523
5.441%, 01/30/24(A)	1,075,000	1,060,692
5.436%, 01/23/24(A)	1,100,000	1,086,517
5.429%, 02/27/24(A)	1,725,000	1,694,821
5.425%, 01/02/24(A)	275,000	272,487
5.418%, 01/04/24(A)	1,000,000	990,578
5.413%, 01/11/24(A)	1,175,000	1,162,724
5.413%, 01/18/24(A)	2,000,000	1,976,979
5.410%, 12/26/23(A)	550,000	545,528
5.405%, 12/12/23(A)	1,075,000	1,068,523
5.400%, 12/19/23(A)	500,000	496,459
5.394%, 11/28/23(A)	1,000,000	996,032
5.387%, 12/21/23(A)	500,000	496,318
5.373%, 11/24/23(A)	1,100,000	1,096,284
5.367%, 11/16/23(A)	750,000	748,353
5.318%, 11/02/23(A)	550,000	549,920
5.110%, 11/09/23(A)	1,997,200	1,994,850

Total U.S. Treasury Obligations (Cost $19,827,312)		19,827,983

ASSET-BACKED SECURITIES — 25.4%

Automotive — 20.6%
Ally Auto Receivables Trust,
Ser 2022-3, Cl A2 5.290%, 06/16/25	$52,407	$52,314

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
American Credit Acceptance Receivables Trust, Ser 2022-3, Cl A
4.120%, 02/13/26 (B)	$614	$613
American Credit Acceptance Receivables Trust, Ser 2023-1, Cl A
5.450%, 09/14/26 (B)	105,005	104,705
American Credit Acceptance Receivables Trust, Ser 2023-2, Cl A
5.890%, 10/13/26 (B)	69,580	69,350
American Credit Acceptance Receivables Trust, Ser 2023-3, Cl A
6.000%, 03/12/27 (B)	78,538	78,464
AmeriCredit Automobile Receivables Trust, Ser 2021-1, Cl A3
0.370%, 08/18/25	3,357	3,351
AmeriCredit Automobile Receivables Trust, Ser 2021-3, Cl A3
0.760%, 08/18/26	160,189	155,567
AmeriCredit Automobile Receivables Trust, Ser 2022-2, Cl A2A
4.200%, 12/18/25	179,648	178,783
AmeriCredit Automobile Receivables Trust, Ser 2023-2, Cl A1
5.723%, 09/18/24	249,388	249,379
ARI Fleet Lease Trust, Ser 2021-A, Cl A2
0.370%, 03/15/30 (B)	75,734	75,397
ARI Fleet Lease Trust, Ser 2023-A, Cl A1
5.426%, 04/15/24 (B)	23,118	23,114
ARI Fleet Lease Trust, Ser 2023-B, Cl A1
5.924%, 10/15/24 (B)	150,000	150,034
BMW Vehicle Lease Trust, Ser 2021-2, Cl A4
0.430%, 01/27/25	400,000	395,566
BMW Vehicle Lease Trust, Ser 2023-2, Cl A1
5.687%, 10/25/24	260,000	260,065
BMW Vehicle Owner Trust, Ser 2022-A, Cl A2B
5.841%, SOFR30A + 0.520%, 12/26/24 (C)	6,832	6,832
BMW Vehicle Owner Trust, Ser 2023-A, Cl A1
5.593%, 07/25/24	111,110	111,108

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Bridgecrest Lending Auto Securitization Trust, Ser 2023- 1, Cl A1
5.776%, 11/15/24	$160,000	$160,017
CarMax Auto Owner Trust, Ser 2022-2, Cl A2B
5.920%, SOFR30A + 0.600%, 05/15/25 (C)	5,268	5,268
CarMax Auto Owner Trust, Ser 2023-2, Cl A1
5.508%, 05/15/24	11,957	11,956
Carmax Auto Owner Trust, Ser 2023-3, Cl A1
5.631%, 07/15/24	63,588	63,555
Carvana Auto Receivables Trust, Ser 2023-P3, Cl A1
5.663%, 08/10/24 (B)	47,565	47,561
Carvana Auto Receivables Trust, Ser 2023-P4, Cl A1
5.747%, 10/10/24 (B)	111,483	111,488
Chase Auto Owner Trust, Ser 2023-AA, Cl A1
5.698%, 09/25/24 (B)	128,029	128,032
Chesapeake Funding II, Ser 2020-1A, Cl A1
0.870%, 08/15/32 (B)	207,805	205,813
Citizens Auto Receivables Trust, Ser 2023-2, Cl A1
5.739%, 09/16/24 (B)	269,615	269,641
CPS Auto Receivables Trust, Ser 2022-C, Cl A
4.180%, 04/15/30 (B)	28,274	28,113
CPS Auto Receivables Trust, Ser 2023-A, Cl A
5.540%, 03/16/26 (B)	115,804	115,488
CPS Auto Receivables Trust, Ser 2023-C, Cl A
6.130%, 09/15/26 (B)	100,054	99,864
Credit Acceptance Auto Loan Trust, Ser 2021-3A, Cl A
1.000%, 05/15/30 (B)	220,169	216,175
Donlen Fleet Lease Funding 2, Ser 2021-2, Cl A1
5.786%, TSFR1M + 0.444%, 12/11/34 (B)(C)	51,917	51,838
Drive Auto Receivables Trust, Ser 2021-1, Cl C
1.020%, 06/15/27	49,480	48,960
Drive Auto Receivables Trust, Ser 2021-3, Cl B
1.110%, 05/15/26	64,215	63,926
DT Auto Owner Trust, Ser 2022- 1A, Cl A
1.580%, 04/15/26 (B)	90,682	90,358

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
DT Auto Owner Trust, Ser 2023- 2A, Cl A
5.880%, 04/15/27 (B)	$253,916	$253,244
DT Auto Owner Trust, Ser 2023- 3A, Cl A
6.290%, 08/16/27 (B)	88,118	88,142
Enterprise Fleet Financing, Ser 2020-2, Cl A2
0.610%, 07/20/26 (B)	145,755	144,559
Enterprise Fleet Financing, Ser 2021-2, Cl A2
0.480%, 05/20/27 (B)	241,768	234,999
Enterprise Fleet Financing, Ser 2023-1, Cl A1
5.330%, 03/20/24 (B)	33,620	33,610
Enterprise Fleet Financing, Ser 2023-2, Cl A1
5.793%, 06/20/24 (B)	110,410	110,413
Enterprise Fleet Financing, Ser 2023-3, Cl A1
5.906%, 10/21/24 (B)	250,000	250,171
Exeter Automobile Receivables Trust, Ser 2022-1A, Cl B
2.180%, 06/15/26	181,750	180,746
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl A3
4.330%, 02/17/26	87,076	86,954
Exeter Automobile Receivables Trust, Ser 2023-1A, Cl A2
5.610%, 06/16/25	32,895	32,876
Exeter Automobile Receivables Trust, Ser 2023-2A, Cl A2
5.870%, 11/17/25	81,356	81,305
Exeter Automobile Receivables Trust, Ser 2023-3A, Cl A2
6.110%, 09/15/25	130,000	129,940
Exeter Automobile Receivables Trust, Ser 2023-4A, Cl A1
5.608%, 09/16/24	125,014	124,997
Fifth Third Auto Trust, Ser 2023-1, Cl A1
5.618%, 08/15/24	173,195	173,163
Flagship Credit Auto Trust, Ser 2021-2, Cl A
0.370%, 12/15/26 (B)	2,013	2,010
Flagship Credit Auto Trust, Ser 2022-1, Cl A
1.790%, 10/15/26 (B)	122,716	120,220
Flagship Credit Auto Trust, Ser 2023-3, Cl A1
5.642%, 08/15/24 (B)	68,971	68,964
Ford Credit Auto Lease Trust, Ser 2021-B, Cl B
0.660%, 01/15/25	200,000	198,599

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Ford Credit Auto Owner Trust, Ser 2023-B, Cl A1
5.517%, 07/15/24	$170,480	$170,464
Foursight Capital Automobile Receivables Trust, Ser 2023-2, Cl A1
5.624%, 07/15/24 (B)	63,121	63,116
GLS Auto Receivables Issuer Trust, Ser 2023-3A, Cl A1
5.715%, 08/15/24 (B)	151,440	151,427
GLS Auto Select Receivables Trust, Ser 2023-2A, Cl A1
5.857%, 10/15/24 (B)	120,000	120,035
GM Financial Automobile Leasing Trust, Ser 2021-3, Cl A3
0.390%, 10/21/24	123,363	122,771
GM Financial Automobile Leasing Trust, Ser 2022-2, Cl A2
2.930%, 10/21/24	13,818	13,789
GM Financial Automobile Leasing Trust, Ser 2023-3, Cl A1
5.634%, 08/20/24	77,965	77,973
GM Financial Consumer Automobile Receivables Trust, Ser 2020-2, Cl A4
1.740%, 08/18/25	174,161	172,879
GM Financial Consumer Automobile Receivables Trust, Ser 2023-3, Cl A1
5.560%, 07/16/24	97,253	97,253
Honda Auto Receivables Owner Trust, Ser 2021-1, Cl A3
0.270%, 04/21/25	167,665	164,966
Hyundai Auto Lease Securitization Trust, Ser 2022- A, Cl A4
1.320%, 12/15/25 (B)	275,000	268,494
Hyundai Auto Lease Securitization Trust, Ser 2022- B, Cl A2B
5.940%, SOFR30A + 0.620%, 10/15/24 (B)(C)	9,112	9,112
Hyundai Auto Lease Securitization Trust, Ser 2023- A, Cl A2A
5.200%, 04/15/25 (B)	170,550	170,010
Hyundai Auto Receivables Trust, Ser 2019-B, Cl B
2.210%, 04/15/25	32,522	32,470

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Hyundai Auto Receivables Trust, Ser 2020-C, Cl A4
0.490%, 11/16/26	$200,000	$192,250
Hyundai Auto Receivables Trust, Ser 2023-B, Cl A1
5.581%, 07/15/24	87,010	87,013
LAD Auto Receivables Trust, Ser 2023-3A, Cl A1
5.632%, 08/15/24 (B)	39,166	39,164
Mercedes-Benz Auto Lease Trust, Ser 2021-B, Cl A3
0.400%, 11/15/24	78,134	77,647
Nissan Auto Lease Trust, Ser 2023-B, Cl A1
5.475%, 07/15/24	104,776	104,768
Nissan Auto Receivables Owner Trust, Ser 2020-A, Cl A3
1.380%, 12/16/24	15,709	15,678
Nissan Auto Receivables Owner Trust, Ser 2023-A, Cl A1
5.424%, 05/15/24	24,934	24,930
Nissan Auto Receivables Owner Trust, Ser 2023-B, Cl A1
5.709%, 11/15/24	295,000	295,081
Prestige Auto Receivables Trust, Ser 2023-2A, Cl A1
5.863%, 11/15/24 (B)	155,000	155,000
Santander Drive Auto Receivables Trust, Ser 2021- 1, Cl C
0.750%, 02/17/26	1,684	1,681
Santander Drive Auto Receivables Trust, Ser 2021- 3, Cl C
0.950%, 09/15/27	101,426	99,993
Santander Drive Auto Receivables Trust, Ser 2022-2, Cl A3
2.980%, 10/15/26	144,239	142,986
Santander Drive Auto Receivables Trust, Ser 2022-5, Cl A3
4.110%, 08/17/26	171,504	170,393
Santander Drive Auto Receivables Trust, Ser 2023-1, Cl A2
5.360%, 05/15/26	176,582	176,294
Santander Drive Auto Receivables Trust, Ser 2023-3, Cl A2
6.080%, 08/17/26	40,000	39,964

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Santander Drive Auto Receivables Trust, Ser 2023-4, Cl A2
6.180%, 02/16/27	$275,000	$274,909
Santander Retail Auto Lease Trust, Ser 2021-A, Cl A4
0.600%, 03/20/26 (B)	275,000	273,374
Santander Retail Auto Lease Trust, Ser 2022-B, Cl A2
2.840%, 05/20/25 (B)	160,883	160,073
SBNA Auto Lease Trust, Ser 2023-A, Cl A1
5.754%, 10/21/24 (B)	115,000	114,984
SFS Auto Receivables Securitization Trust, Ser 2023- 1A, Cl A1
5.566%, 07/22/24 (B)	39,803	39,800
Tesla Auto Lease Trust, Ser 2023-A, Cl A1
5.634%, 07/22/24 (B)	38,377	38,377
Tesla Auto Lease Trust, Ser 2023-B, Cl A1
5.676%, 09/20/24 (B)	75,242	75,247
Toyota Auto Receivables Owner Trust, Ser 2020-C, Cl A4
0.570%, 10/15/25	237,177	232,742
Toyota Auto Receivables Owner Trust, Ser 2023-B, Cl A1
5.225%, 05/15/24	48,880	48,873
Toyota Auto Receivables Owner Trust, Ser 2023-C, Cl A1
5.604%, 08/15/24	131,014	131,012
Toyota Lease Owner Trust, Ser 2021-B, Cl A3
0.420%, 10/21/24 (B)	53,766	53,548
United Auto Credit Securitization Trust, Ser 2022- 2, Cl A
4.390%, 04/10/25 (B)	12,192	12,183
United Auto Credit Securitization Trust, Ser 2023- 1, Cl A
5.570%, 07/10/25 (B)	47,503	47,431
Volkswagen Auto Lease Trust, Ser 2022-A, Cl A3
3.440%, 07/21/25	275,000	271,411
Volkswagen Auto Lease Trust, Ser 2023-A, Cl A1
5.633%, 09/20/24	166,013	166,016
Volkswagen Auto Lease Trust, Ser 2023-A, Cl A3
5.810%, 10/20/26	275,000	274,262

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Volkswagen Auto Loan Enhanced Trust, Ser 2023-1, Cl A1
5.498%, 06/20/24	$52,178	$52,169
Westlake Automobile Receivables Trust, Ser 2023- 1A, Cl A2A
5.510%, 06/15/26 (B)	224,665	223,940
Westlake Automobile Receivables Trust, Ser 2023- 3A, Cl A1
5.781%, 08/15/24 (B)	270,641	270,661
Westlake Automobile Receivables Trust, Ser 2023- P1, Cl A1
5.644%, 08/15/24 (B)	52,143	52,135
World Omni Auto Receivables Trust, Ser 2022-B, Cl A2B
5.890%, SOFR30A + 0.570%, 10/15/25 (C)	19,249	19,248
		12,037,603
Other Asset-Backed Securities — 4.8%
BHG Securitization Trust, Ser 2022-C, Cl A
5.320%, 10/17/35 (B)	51,364	50,973
CCG Receivables Trust, Ser 2023-1, Cl A1
5.395%, 03/14/24 (B)	38,958	38,952
CNH Equipment Trust, Ser 2023-A, Cl A1
5.425%, 05/15/24	84,926	84,912
Daimler Trucks Retail Trust, Ser 2023-1, Cl A2
6.030%, 09/15/25	110,000	109,951
Dell Equipment Finance Trust, Ser 2021-2, Cl A3
0.530%, 12/22/26 (B)	182,632	180,205
Dell Equipment Finance Trust, Ser 2023-1, Cl A1
5.456%, 03/22/24 (B)	44,695	44,690
Dell Equipment Finance Trust, Ser 2023-2, Cl A1
5.643%, 06/24/24 (B)	54,871	54,862
Dell Equipment Finance Trust, Ser 2023-3, Cl A1
5.759%, 10/22/24 (B)	100,000	99,987
DLLAA, Ser 2023-1A, Cl A1 5.631%, 08/20/24 (B)	63,534	63,531
DLLMT, Ser 2023-1A, Cl A1 5.533%, 05/20/24 (B)	70,858	70,837
Granite Park Equipment Leasing, Ser 2023-1A, Cl A1
5.884%, 10/21/24 (B)	180,000	180,033

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
GreatAmerica Leasing Receivables, Ser 2023-1, Cl A1
5.519%, 06/14/24 (B)	$67,051	$67,034
HPEFS Equipment Trust, Ser 2023-1A, Cl A1
5.450%, 03/20/24 (B)	30,069	30,062
HPEFS Equipment Trust, Ser 2023-2A, Cl A1
5.758%, 10/18/24 (B)	227,445	227,481
John Deere Owner Trust, Ser 2020-B, Cl A4
0.720%, 06/15/27	275,000	272,293
Kubota Credit Owner Trust, Ser 2023-1A, Cl A1
5.292%, 03/15/24 (B)	9,280	9,278
Kubota Credit Owner Trust, Ser 2023-2A, Cl A1
5.622%, 07/15/24 (B)	53,165	53,167
MMAF Equipment Finance, Ser 2020-BA, Cl A3
0.490%, 08/14/25 (B)	269,569	262,278
MMAF Equipment Finance, Ser 2023-A, Cl A1
5.713%, 08/09/24 (B)	271,540	271,550
PFS Financing, Ser 2021-A, Cl A 0.710%, 04/15/26 (B)	350,000	341,270
Verdant Receivables, Ser 2023- 1A, Cl A1
5.822%, 08/12/24 (B)	58,197	58,201
Verizon Owner Trust, Ser 2020- B, Cl B
0.680%, 02/20/25	243,111	242,664
		2,814,211

Total Asset-Backed Securities (Cost $14,814,986)		14,851,814

COMMERCIAL PAPER — 19.5%

AT&T Inc
6.036%, 03/19/24(A)	$550,000	$537,723
Australia & New Zealand Bank Group
5.847%, 04/22/24(A)	750,000	729,651
5.744%, 08/08/24(A)	300,000	287,060
Banco Santander S.A.
5.715%, 02/22/24(A)	200,000	196,477
5.533%, 11/27/23(A)	200,000	199,190
BNP Paribas
5.354%, 12/05/23(A)	400,000	397,940
BPC Disc
5.637%, 01/31/24(A)	300,000	295,705
5.515%, 03/06/24(A)	400,000	392,051

COMMERCIAL PAPER — continued

	Face Amount	Value
Deere John
5.529%, 01/17/24(A)	$300,000	$296,503
DNB Nordbank ASA
5.629%, 02/23/24(A)	300,000	294,778
HSBC USA Inc
5.734%, 01/05/24(A)	300,000	296,938
ING US FDG LLC
5.824%, 04/01/24(A)	300,000	292,870
5.506%, 12/14/23(A)	350,000	347,681
KFW Disc
5.569%, 02/13/24(A)	300,000	295,209
Lloyds Bank PLC
5.807%, 04/03/24(A)	250,000	243,912
Macquarie Bank Ltd
5.521%, 01/17/24(A)	250,000	246,985
5.374%, 11/15/23(A)	250,000	249,438
Metlife
5.580%, 01/19/24(A)	300,000	296,416
MUFG Bank LTD
5.694%, 02/02/24(A)	300,000	295,593
National Australia Bank Ltd
5.733%, 03/04/24(A)	300,000	294,198
NRW Bank
5.641%, 02/16/24(A)	300,000	295,037
Skandinaviska Enskilda Banken
5.765%, 03/26/24(A)	405,000	395,694
5.534%, 11/29/23(A)	550,000	547,675
Societe Generale
5.715%, 01/31/24(A)	300,000	295,762
5.632%, 02/12/24(A)	250,000	246,013
5.433%, 01/18/24(A)	370,000	365,568
Standard Chartered Bank
5.811%, 03/07/24(A)	550,000	539,253
5.405%, 11/15/23(A)	250,000	249,448
Sumitomo Mitsui Bank
5.679%, 02/07/24(A)	300,000	295,377
Svenska Handelsbanked
5.887%, 06/14/24(A)	275,000	265,234
5.752%, 01/24/24(A)	250,000	246,819
Swedbank Foreningssparbnk AB
5.524%, 11/13/23(A)	500,000	499,048
Thunder Bay
5.623%, 01/23/24(A)	300,000	296,156
Westpav Banking
5.794%, 04/18/24(A)	350,000	340,845

Total Commercial Paper (Cost $11,366,577)		11,364,247

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2023

REPURCHASE AGREEMENTS — 10.3%

	Face Amount	Value
Citi Treas 5.280%, dated 10/31/23, to be repurchased on 11/01/23, repurchase price $2,000,293, (collateralized by U.S. Treasury Obligations, par values ranging from $100- $2,342,400, 2.750%-4.000%, 07/31/2024-05/15/2043; with total market value $2,040,076)	$2,000,000	$2,000,000
Goldman Triparty Mortgage 5.280%, dated 10/31/23, to be repurchased on 11/01/23, repurchase price $2,000,293, (collateralized by U.S. Treasury Obligations, par values ranging from $807,500- $1,096,579, 3.500%-6.000%, 03/01/2047-09/20/2053; with total market value $2,040,000)	2,000,000	2,000,000
Socgen Triparty Tsy 5.270%, dated 10/31/23, to be repurchased on 11/01/23, repurchase price $2,000,293, (collateralized by a U.S. Treasury Obligation, par value $2,033,700, 4.875%, 10/31/2028; with total market value $2,040,004)	2,000,000	2,000,000

Total Repurchase Agreements (Cost $6,000,000)		6,000,000

CORPORATE OBLIGATIONS — 10.3%

CONSUMER DISCRETIONARY — 0.6%
Daimler Truck Finance North America
6.352%, SOFRRATE + 1.000%, 04/05/24(B)(C)	$175,000	$175,205
Starbucks
5.763%, SOFRINDX + 0.420%, 02/14/24(C)	175,000	175,002
		350,207

CORPORATE OBLIGATIONS —continued

	Face Amount	Value

ENERGY — 0.4%
Enbridge
5.974%, SOFRINDX + 0.630%, 02/16/24(C)	$250,000	$250,164

FINANCIALS — 8.4%
American Express
6.076%, SOFRINDX + 0.720%, 05/03/24(C)	150,000	150,120
Bank of Montreal MTN
6.058%, SOFRINDX + 0.710%, 03/08/24(C)	300,000	300,221
3.300%, 02/05/24	300,000	297,823
Credit Suisse NY
4.750%, 08/09/24	300,000	296,037
Deutsche Bank NY
5.843%, SOFRRATE + 0.500%, 11/08/23(C)	225,000	224,990
0.962%, 11/08/23	250,000	249,747
Five Corners Funding Trust
4.419%, 11/15/23(B)	425,000	424,659
Goldman Sachs Group
1.217%, 12/06/23	275,000	273,799
New York Life Global Funding MTN
5.779%, SOFRINDX + 0.430%, 06/06/24(B)(C)	300,000	300,083
Pacific Life Global Funding II
6.149%, SOFRRATE + 0.800%, 12/06/24(B)(C)	300,000	298,157
Protective Life Global Funding
6.398%, SOFRRATE + 1.050%, 12/11/24(B)(C)	150,000	150,405
Royal Bank of Canada MTN
2.550%, 07/16/24	175,000	170,904
Toronto-Dominion Bank MTN
5.870%, SOFRRATE + 0.550%, 09/20/24(C)	250,000	250,012
5.702%, SOFRRATE + 0.355%, 03/04/24(C)	175,000	174,957
3.250%, 03/11/24	217,000	214,934
2.350%, 03/08/24	475,000	469,116
Truist Bank
5.553%, SOFRRATE + 0.200%, 01/17/24(C)	650,000	648,953
		4,894,917

INDUSTRIALS — 0.6%
Caterpillar Financial Services MTN
5.792%, SOFRRATE + 0.450%, 11/13/23(C)	200,000	200,018

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued
5.524%, SOFRRATE +
0.170%, 01/10/24(C)	$175,000	$174,980
		374,998

UTILITIES — 0.3%
ONE Gas
3.610%, 02/01/24	160,000	158,916

Total Corporate Obligations (Cost $6,032,957)		6,029,202

CERTIFICATE OF DEPOSIT — 0.4%

Natixis
5.150%, 11/02/23	250,000	249,995

Total Certificate of Deposit (Cost $249,999)		249,995
Total Investments in Securities— 99.8% (Cost $58,291,831)		$58,323,241

Percentages are based on Net Assets of $58,455,722.

(A)	Interest rate represents the security’s effective yield at the time of purchase.
(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2023 was $8,963,391 and represented 15.3% of Net Assets.

(C)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

Cl — Class

LLC — Limited Liability Company

Ltd. — Limited

MTN — Medium Term Note

PLC — Public Limited Company

Ser — Series

SOFRINDX — Secured Overnight Financing Rate Index

SOFRRATE — Secured Overnight Financing Rate

SOFR30A — Secured Overnight Financing Rate 30-day Average

TSFR1M — Term Secured Overnight Financing Rate 1 Month

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS CORPORATE OBLIGATIONS — 36.8%
	Face Amount	Value

COMMUNICATION SERVICES — 0.3%
Sprint Spectrum
4.738%, 03/20/25(A)	$960,000	$949,109
Take-Two Interactive Software
5.000%, 03/28/26	725,000	710,469
		1,659,578

CONSUMER DISCRETIONARY — 2.2%
AutoZone
5.050%, 07/15/26	1,000,000	982,469
Daimler Truck Finance North America
5.600%, 08/08/25(A)	500,000	496,460
DR Horton
2.600%, 10/15/25	2,575,000	2,414,673
Ford Motor Credit
2.300%, 02/10/25	2,500,000	2,359,905
Hyatt Hotels
5.750%, 01/30/27	750,000	741,546
Hyundai Capital America
5.950%, 09/21/26(A)	750,000	743,379
Lennar
4.750%, 05/30/25	1,825,000	1,786,612
Marriott International
5.450%, 09/15/26	925,000	913,143
		10,438,187

CONSUMER STAPLES — 0.9%
Bunge Finance
1.630%, 08/17/25	2,200,000	2,036,675
CVS Pass-Through Trust
6.036%, 12/10/28	2,173,795	2,149,973
		4,186,648

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

ENERGY — 2.0%
Columbia Pipelines Holding
6.055%, 08/15/26(A)	$290,000	$289,563
Continental Resources
3.800%, 06/01/24	1,695,000	1,669,366
Energy Transfer
6.050%, 12/01/26	925,000	923,084
MidAmerican Energy
3.100%, 05/01/27	2,000,000	1,836,152
ONEOK
5.550%, 11/01/26	1,325,000	1,308,911
Ovintiv
5.650%, 05/15/25	1,125,000	1,118,748
Petroleos Mexicanos
2.830%, 02/15/24	92,250	91,401
Plains All American Pipeline
4.650%, 10/15/25	2,250,000	2,179,233
Williams
5.400%, 03/02/26	300,000	296,580
		9,713,038

FINANCIALS — 25.7%
ABN AMRO Bank
6.339%, H15T1Y +
1.650%, 09/18/27(A)(B)	1,200,000	1,186,707
Aflac
1.125%, 03/15/26	900,000	808,029
AIB Group
7.583%, SOFRRATE +
3.456%, 10/14/26(A)(B)	750,000	759,124
American Express
5.389%, SOFRRATE +
0.970%, 07/28/27(B)	550,000	538,606
4.990%, SOFRRATE +
0.999%, 05/01/26(B)	1,250,000	1,226,048
Arab Petroleum Investments
1.483%, 10/06/26	930,000	825,226
Asian Development Bank MTN
1.750%, 08/14/26	2,387,000	2,186,302
Athene Global Funding
2.514%, 03/08/24(A)	1,570,000	1,548,446
Bank of America MTN
5.933%, SOFRRATE +
1.340%, 09/15/27(B)	1,500,000	1,485,253
5.526%, 08/18/26	750,000	744,166
5.080%, SOFRRATE +
1.290%, 01/20/27(B)	1,000,000	973,640
2.456%, TSFR3M +
0.870%, 10/22/25(B)	1,464,000	1,406,901
1.530%, SOFRRATE +
0.650%, 12/06/25(B)	1,000,000	944,248

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
Bank of Ireland Group
6.253%, H15T1Y +
2.650%, 09/16/26(A)(B)	$815,000	$807,356
Bank of New York Mellon
4.947%, SOFRRATE +
1.026%, 04/26/27(B)	470,000	456,583
Bank of Nova Scotia
4.750%, 02/02/26	750,000	730,858
Bank One Michigan
8.250%, 11/01/24	1,925,000	1,963,103
Banque Federative du Credit Mutuel
4.935%, 01/26/26(A)	750,000	729,346
4.524%, 07/13/25(A)	1,225,000	1,192,301
Barclays
6.496%, SOFRRATE +
1.880%, 09/13/27(B)	500,000	495,272
5.829%, SOFRRATE +
2.210%, 05/09/27(B)	550,000	537,391
5.304%, H15T1Y +
2.300%, 08/09/26(B)	1,450,000	1,414,616
BB Blue Financing DAC
4.395%, 09/20/29	2,500,000	2,413,243
BNP Paribas
1.675%, SOFRRATE +
0.912%, 06/30/27(A)(B)	1,000,000	882,575
BPCE
6.612%, SOFRRATE +
1.980%, 10/19/27(A)(B)	1,125,000	1,119,270
Brighthouse Financial Global Funding MTN
1.200%, 12/15/23(A)	1,720,000	1,710,334
1.000%, 04/12/24(A)	594,000	580,511
CaixaBank
6.684%, SOFRRATE +
2.080%, 09/13/27(A)(B)	750,000	742,151
Capital One Financial
4.985%, SOFRRATE +
2.160%, 07/24/26(B)	825,000	795,327
4.166%, SOFRRATE +
1.370%, 05/09/25(B)	1,185,000	1,160,985
Central American Bank for Economic Integration
5.000%, 02/09/26(A)	500,000	491,222
Charles Schwab
5.875%, 08/24/26	1,125,000	1,116,822
Citigroup
6.049%, SOFRRATE +
0.694%, 01/25/26(B)	2,117,000	2,098,282
6.042%, SOFRRATE +
0.686%, 10/30/24(B)	1,000,000	997,280

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
5.610%, SOFRRATE +
1.546%, 09/29/26(B)	$1,250,000	$1,233,816
2.014%, SOFRRATE +
0.694%, 01/25/26(B)	1,000,000	944,120
Citizens Bank
6.064%, SOFRRATE +
1.450%, 10/24/25(B)	250,000	239,027
5.284%, SOFRRATE +
1.020%, 01/26/26(B)	540,000	508,616
4.119%, SOFRRATE +
1.395%, 05/23/25(B)	250,000	241,178
Corebridge Global Funding
5.750%, 07/02/26(A)	635,000	626,152
Council of Europe Development Bank
3.000%, 06/16/25	1,000,000	963,237
Credit Agricole MTN
1.907%, SOFRRATE +
1.676%, 06/16/26(A)(B)	2,525,000	2,349,049
Credit Suisse NY
4.750%, 08/09/24	625,000	616,735
Daimler Truck Finance North America
5.150%, 01/16/26(A)	710,000	699,381
Danske Bank
6.466%, H15T1Y +
2.100%, 01/09/26(A)(B)	875,000	871,117
6.259%, H15T1Y +
1.180%, 09/22/26(A)(B)	500,000	498,627
Deutsche Bank NY
1.686%, 03/19/26	1,000,000	901,329
European Investment Bank
2.875%, 06/13/25(A)	2,000,000	1,925,207
2.125%, 04/13/26	447,000	416,921
0.625%, 10/21/27	2,000,000	1,695,321
Federation des Caisses Desjardins du Quebec
0.700%, 05/21/24(A)	1,500,000	1,455,989
Fifth Third Bank
5.852%, SOFRRATE +
1.230%, 10/27/25(B)	1,130,000	1,100,735
GATX Financial 2005-1 Pass Through Trust
5.697%, 01/02/25(A)	156,537	155,590
Goldman Sachs Group
4.387%, SOFRRATE +
1.510%, 06/15/27(B)	1,000,000	955,352
3.850%, 01/26/27	1,175,000	1,094,772
0.855%, SOFRRATE +
0.609%, 02/12/26(B)	579,000	537,016

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
HSBC Holdings
7.336%, SOFRRATE +
3.030%, 11/03/26(B)	$1,000,000	$1,017,158
5.887%, SOFRRATE +
1.570%, 08/14/27(B)	1,410,000	1,385,102
ING Groep
6.083%, SOFRRATE +
1.560%, 09/11/27(B)	735,000	727,918
1.400%, H15T1Y +
1.100%, 07/01/26(A)(B)	1,000,000	918,200
Inter-American Investment
4.125%, 02/15/28	500,000	480,057
International Bank for Reconstruction & Development MTN
0.250%, 11/24/23	1,341,000	1,336,697
0.000%, 03/31/28(C)	1,000,000	952,943
0.000%, 03/31/27(C)	2,500,000	2,221,420
International Development Association
0.875%, 04/28/26(A)	1,000,000	899,777
International Finance MTN
5.442%, SOFRRATE +
0.090%, 04/03/24(B)	2,000,000	2,000,156
International Finance Facility for Immunisation MTN
1.000%, 04/21/26	1,000,000	901,931
JPMorgan Chase
1.045%, SOFRRATE +
0.800%, 11/19/26(B)	1,500,000	1,348,879
0.768%, SOFRRATE +
0.490%, 08/09/25(B)	1,000,000	955,295
Kansas City Southern
3.850%, 11/15/23	1,975,000	1,973,332
KBC Group
5.796%, H15T1Y +
2.100%, 01/19/29(A)(B)	295,000	284,865
Lloyds Banking Group
5.985%, H15T1Y +
1.480%, 08/07/27(B)	750,000	739,331
Macquarie Group
5.108%, SOFRRATE +
2.208%, 08/09/26(A)(B)	1,450,000	1,426,123
Manufacturers & Traders Trust
5.400%, 11/21/25	1,000,000	967,619
4.650%, 01/27/26	1,650,000	1,558,292
Massachusetts Mutual Life Insurance
7.625%, 11/15/23(A)	1,250,000	1,250,674
Metropolitan Tower Life Insurance
7.625%, 01/15/24(A)	2,000,000	2,003,824

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
Mitsubishi UFJ Financial Group
5.063%, H15T1Y +
1.550%, 09/12/25(B)	$1,000,000	$989,200
4.788%, H15T1Y +
1.700%, 07/18/25(B)	1,000,000	988,585
Morgan Stanley MTN
5.449%, SOFRRATE +
1.630%, 07/20/29(B)	205,000	197,291
5.000%, 11/24/25	3,425,000	3,346,422
0.864%, SOFRRATE +
0.745%, 10/21/25(B)	1,000,000	944,200
National Bank of Canada MTN
0.550%, H15T1Y +
0.400%, 11/15/24(B)	2,000,000	1,995,407
Nationwide Building Society
6.557%, SOFRRATE +
1.910%, 10/18/27(A)(B)	1,125,000	1,123,211
NatWest Group
5.847%, H15T1Y +
1.350%, 03/02/27(B)	435,000	427,669
NatWest Markets
3.479%, 03/22/25(A)	1,585,000	1,529,389
NongHyup Bank MTN
4.875%, 07/03/28(A)	555,000	534,093
OPEC Fund for International Development
4.500%, 01/26/26(A)	1,000,000	975,703
Pacific Life Global Funding II
5.500%, 08/28/26(A)	1,000,000	992,792
PNC Financial Services Group
6.615%, SOFRRATE +
1.730%, 10/20/27(B)	750,000	751,871
5.812%, SOFRRATE +
1.322%, 06/12/26(B)	750,000	740,013
Royal Bank of Canada MTN
5.200%, 07/20/26	750,000	737,828
4.950%, 04/25/25	750,000	738,729
1.200%, 04/27/26	1,000,000	891,770
1.150%, 07/14/26	500,000	440,629
Santander Holdings USA
5.807%, SOFRRATE +
2.328%, 09/09/26(B)	1,000,000	979,131
Societe Generale MTN
6.447%, H15T1Y +
2.300%, 01/12/27(A)(B)	875,000	866,537
Standard Chartered
7.776%, H15T1Y +
3.100%, 11/16/25(A)(B)	1,000,000	1,013,884
6.170%, H15T1Y +
2.050%, 01/09/27(A)(B)	700,000	695,000
Toronto-Dominion Bank
5.532%, 07/17/26	650,000	643,103

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

FINANCIALS — continued
1.250%, 12/13/24	$2,500,000	$2,376,240
Truist Financial MTN
4.260%, SOFRRATE +
1.456%, 07/28/26(B)	1,025,000	981,603
UBS Group
2.593%, SOFRRATE +
1.560%, 09/11/25(A)(B)	3,050,000	2,941,292
USAA Capital MTN
0.500%, 05/01/24(A)	2,500,000	2,431,523
Wells Fargo MTN
4.540%, SOFRRATE +
1.560%, 08/15/26(B)	2,500,000	2,422,500
2.406%, TSFR3M +
0.825%, 10/30/25(B)	2,500,000	2,398,781
0.805%, SOFRRATE +
0.510%, 05/19/25(B)	1,000,000	968,301
Wells Fargo Bank
5.450%, 08/07/26	750,000	742,896
WLB Asset II D Pte
6.500%, 12/21/26(A)	1,000,000	942,776
		121,194,773

HEALTH CARE — 0.9%
Adventist Health System
2.433%, 09/01/24	1,415,000	1,368,624
CommonSpirit Health
1.547%, 10/01/25	1,000,000	915,014
GE HealthCare Technologies
5.600%, 11/15/25(A)	950,000	944,743
Quest Diagnostics
3.450%, 06/01/26	910,000	857,779
		4,086,160

INDUSTRIALS — 1.1%
AerCap Ireland Capital DAC
6.100%, 01/15/27	1,000,000	983,937
4.875%, 01/16/24	1,000,000	996,870
Burlington Northern and Santa Fe Railway Pass Through Trust, Ser 2006-1
5.720%, 01/15/24	180,734	184,201
HEICO
5.250%, 08/01/28	270,000	260,585
Mileage Plus Holdings
6.500%, 06/20/27(A)	1,012,500	1,000,273
Penske Truck Leasing Lp
5.750%, 05/24/26(A)	1,000,000	983,641
Regal Rexnord
6.050%, 02/15/26(A)	715,000	703,293
		5,112,800

CORPORATE OBLIGATIONS — continued
	Face Amount	Value

INFORMATION TECHNOLOGY — 0.2%
Flex
6.000%, 01/15/28	$550,000	$544,710
Open Text
6.900%, 12/01/27(A)	570,000	567,209
		1,111,919

MATERIALS — 0.9%
Berry Global
4.875%, 07/15/26(A)	1,250,000	1,192,482
Celanese US Holdings
6.050%, 03/15/25	278,000	277,123
Graphic Packaging International
0.821%, 04/15/24(A)	1,025,000	999,074
Nutrien
5.950%, 11/07/25	370,000	369,899
Steel Dynamics
5.000%, 12/15/26	1,550,000	1,496,438
		4,335,016

REAL ESTATE — 0.1%
Corporate Office Properties
2.250%, 03/15/26‡	550,000	497,257

UTILITIES — 2.5%
Avangrid
3.200%, 04/15/25	2,500,000	2,392,396
3.150%, 12/01/24	1,000,000	966,175
Edison International
4.700%, 08/15/25	1,450,000	1,408,685
Electricite de France
3.625%, 10/13/25(A)	500,000	480,417
NextEra Energy Capital Holdings
6.051%, 03/01/25	515,000	514,684
5.749%, 09/01/25	290,000	288,607
Pacific Gas and Electric
5.450%, 06/15/27	725,000	692,980
Pennsylvania Electric
5.150%, 03/30/26(A)	500,000	488,923
San Diego Gas & Electric
4.950%, 08/15/28	1,000,000	964,568
Sempra
5.400%, 08/01/26	1,330,000	1,311,055
Southern California Edison
4.900%, 06/01/26	580,000	565,929
Southern Power
4.150%, 12/01/25	1,000,000	965,394
0.900%, 01/15/26	1,000,000	895,755
		11,935,568

Total Corporate Obligations (Cost $179,127,735)		174,270,944

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

U.S. TREASURY OBLIGATIONS — 26.5%
	Face Amount	Value
U.S. Treasury Notes
5.000%, 10/31/25	$480,000	$479,362
4.875%, 10/31/28	37,000	37,098
4.250%, 10/15/25	7,000,000	6,889,531
4.000%, 12/15/25	5,000,000	4,894,336
4.000%, 02/15/26	19,800,000	19,368,422
3.000%, 10/31/25	2,450,000	2,353,340
2.875%, 06/15/25	28,000,000	26,995,937
2.750%, 02/28/25	7,240,000	7,003,286
2.625%, 03/31/25	3,640,000	3,509,188
2.500%, 05/31/24	705,000	692,883
1.875%, 06/30/26	33,900,000	31,358,824
1.875%, 07/31/26	3,150,000	2,905,383
1.750%, 12/31/24	10,995,000	10,548,328
0.250%, 06/30/25	9,150,000	8,438,373

Total U.S. Treasury Obligations

(Cost $129,815,256)		125,474,291

ASSET-BACKED SECURITIES — 24.9%

Automotive — 15.6%
American Credit Acceptance Receivables Trust, Ser 2022- 3, Cl A
4.120%, 02/13/26 (A)	$4,025	$4,021
American Credit Acceptance Receivables Trust, Ser 2023- 2, Cl A
5.890%, 10/13/26 (A)	344,589	343,451
AmeriCredit Automobile Receivables Trust, Ser 2020- 2, Cl C
1.480%, 02/18/26	1,350,000	1,319,788
Americredit Automobile Receivables Trust, Ser 2022-1, Cl A3
2.450%, 11/18/26	933,209	912,146
Americredit Automobile Receivables Trust, Ser 2023-1, Cl A3
5.620%, 11/18/27	1,000,000	992,052
ARI Fleet Lease Trust,
Ser 2022-A, Cl A2
3.120%, 01/15/31 (A)	440,887	435,498
ARI Fleet Lease Trust,
Ser 2023-B, Cl A2
6.050%, 07/15/32 (A)	340,000	339,513
Bank of America Auto Trust,
Ser 2023-1A, Cl A3
5.530%, 02/15/28 (A)	785,000	778,728

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
BMW Vehicle Lease Trust,
Ser 2023-1, Cl A3
5.160%, 11/25/25	$265,000	$262,543
BMW Vehicle Lease Trust,
Ser 2023-1, Cl A4
5.070%, 06/25/26	480,000	474,818
BMW Vehicle Lease Trust,
Ser 2023-2, Cl A3
5.990%, 09/25/26	1,175,000	1,175,800
BMW Vehicle Owner Trust,
Ser 2023-A, Cl A3
5.470%, 02/25/28	460,000	458,157
CarMax Auto Owner Trust,
Ser 2023-1, Cl A2A
5.230%, 01/15/26	424,028	422,457
CarMax Auto Owner Trust,
Ser 2023-1, Cl A3
4.750%, 10/15/27	500,000	488,714
Carmax Auto Owner Trust,
Ser 2023-3, Cl A3
5.280%, 05/15/28	735,000	724,422
Carvana Auto Receivables Trust,
Ser 2021-N3, Cl B
0.660%, 06/12/28	161,982	149,026
Carvana Auto Receivables Trust,
Ser 2022-P3, Cl A2
4.420%, 12/10/25	312,097	310,833
Carvana Auto Receivables Trust,
Ser 2023-P3, Cl A2
6.090%, 11/10/26 (A)	275,000	274,575
Carvana Auto Receivables Trust,
Ser 2023-P4, Cl A2
6.230%, 01/11/27 (A)	840,000	839,352
Chesapeake Funding II,
Ser 2023-1A, Cl A1
5.650%, 05/15/35 (A)	961,476	954,229
Citizens Auto Receivables Trust,
Ser 2023-2, Cl A3
5.830%, 02/15/28 (A)	1,055,000	1,048,576
CPS Auto Receivables Trust,
Ser 2022-C, Cl A
4.180%, 04/15/30 (A)	195,089	193,980
Drive Auto Receivables Trust,
Ser 2021-2, Cl C
0.870%, 10/15/27	854,591	841,144
DT Auto Owner Trust, Ser 2023- 3A, Cl A
6.290%, 08/16/27 (A)	776,275	776,502
Enterprise Fleet Financing,
Ser 2022-3, Cl A2
4.380%, 07/20/29 (A)	237,134	232,516
Enterprise Fleet Financing,
Ser 2023-1, Cl A2
5.510%, 01/22/29 (A)	545,000	539,959

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Enterprise Fleet Financing,
Ser 2023-2, Cl A2
5.560%, 04/22/30 (A)	$1,980,000	$1,962,627
Enterprise Fleet Financing,
Ser 2023-3, Cl A2
6.400%, 03/20/30 (A)	2,730,000	2,732,678
Exeter Automobile Receivables
Trust, Ser 2023-3A, Cl A3
6.040%, 07/15/26	565,000	563,395
Exeter Automobile Receivables
Trust, Ser 2023-4A, Cl A2
6.070%, 12/15/25	340,000	339,655
Flagship Credit Auto Trust,
Ser 2022-2, Cl A2
3.280%, 08/15/25 (A)	260,825	260,320
Flagship Credit Auto Trust,
Ser 2022-3, Cl A2
4.060%, 10/15/25 (A)	237,543	236,802
Flagship Credit Auto Trust,
Ser 2023-2, Cl A2
5.760%, 04/15/27 (A)	665,618	661,842
Flagship Credit Auto Trust,
Ser 2023-2, Cl A3
5.220%, 12/15/27 (A)	599,000	589,050
Flagship Credit Auto Trust,
Ser 2023-3, Cl A3
5.440%, 04/17/28 (A)	761,000	754,131
Ford Credit Auto Lease Trust,
Ser 2021-B, Cl B
0.660%, 01/15/25	1,250,000	1,241,246
Ford Credit Auto Lease Trust,
Ser 2023-A, Cl A3
4.940%, 03/15/26	1,495,000	1,479,308
Ford Credit Floorplan Master Owner Trust, Ser 2023-1, Cl A1
4.920%, 05/15/28 (A)	730,000	714,362
Foursight Capital Automobile Receivables Trust, Ser 2022-2, Cl A2
4.490%, 03/16/26 (A)	640,542	637,892
Foursight Capital Automobile Receivables Trust, Ser 2023-1, Cl A2
5.430%, 10/15/26 (A)	386,412	384,213
Foursight Capital Automobile Receivables Trust, Ser 2023-1, Cl A3
5.390%, 12/15/27 (A)	900,000	887,839
Foursight Capital Automobile Receivables Trust, Ser 2023-2, Cl A2
5.990%, 05/15/28 (A)	560,000	556,878

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
GLS Auto Select Receivables
Trust, Ser 2023-2A, Cl A2
6.370%, 06/15/28 (A)	$885,000	$884,026
GM Financial Automobile Leasing Trust, Ser 2023-1, Cl A4
5.160%, 01/20/27	1,000,000	987,492
GM Financial Automobile Leasing Trust, Ser 2023-2, Cl A3
5.050%, 07/20/26	565,000	558,016
GM Financial Consumer Automobile Receivables Trust, Ser 2023-2, Cl A2A
5.100%, 05/18/26	657,945	654,504
GM Financial Consumer Automobile Receivables Trust, Ser 2023-2, Cl A3
4.470%, 02/16/28	475,000	463,294
GM Financial Consumer Automobile Receivables Trust, Ser 2023-3, Cl A3
5.450%, 06/16/28	1,850,000	1,840,988
Hertz Vehicle Financing,
Ser 2021-1A, Cl A
1.210%, 12/26/25 (A)	2,575,000	2,453,936
Honda Auto Receivables Owner Trust, Ser 2023-2, Cl A3
4.930%, 11/15/27	1,250,000	1,229,837
Hyundai Auto Lease Securitization Trust, Ser 2022- B, Cl A3
3.350%, 06/16/25 (A)	1,435,000	1,420,642
Hyundai Auto Lease Securitization Trust, Ser 2023- A, Cl A3
5.050%, 01/15/26 (A)	990,000	980,240
Hyundai Auto Lease Securitization Trust, Ser 2023- A, Cl A4
4.940%, 11/16/26 (A)	900,000	887,146
Hyundai Auto Lease Securitization Trust, Ser 2023- B, Cl A4
5.170%, 04/15/27 (A)	875,000	860,061
Hyundai Auto Lease Securitization Trust, Ser 2023- C, Cl A3
5.800%, 12/15/26 (A)	1,405,000	1,402,015
Hyundai Auto Receivables Trust,
Ser 2023-A, Cl A2A
5.190%, 12/15/25	778,617	775,563

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Hyundai Auto Receivables Trust,
Ser 2023-A, Cl A3
4.580%, 04/15/27	$355,000	$348,153
Hyundai Auto Receivables Trust,
Ser 2023-B, Cl A3
5.480%, 04/17/28	1,850,000	1,839,395
LAD Auto Receivables Trust,
Ser 2023-3A, Cl A2
6.090%, 06/15/26 (A)	855,000	853,969
Lendbuzz Securitization Trust,
Ser 2023-3A, Cl A2
7.500%, 12/15/28 (A)	945,000	944,920
Mercedes-Benz Auto Lease
Trust, Ser 2023-A, Cl A3
4.740%, 01/15/27	2,750,000	2,700,863
Nissan Auto Lease Trust,
Ser 2023-A, Cl A4
4.800%, 07/15/27	895,000	879,841
Porsche Financial Auto Securitization Trust, Ser 2023- 1A, Cl A2
5.420%, 12/22/26 (A)	807,022	803,869
Santander Drive Auto Receivables Trust, Ser 2023-3, Cl A3
5.610%, 10/15/27	375,000	372,537
SFS Auto Receivables Securitization Trust, Ser 2023- 1A, Cl A3
5.470%, 10/20/28 (A)	1,070,000	1,054,756
Tesla Auto Lease Trust,
Ser 2021-A, Cl B
1.020%, 03/20/25 (A)	934,408	931,673
Tesla Auto Lease Trust,
Ser 2021-B, Cl A3
0.600%, 09/22/25 (A)	1,500,814	1,469,354
Tesla Auto Lease Trust,
Ser 2021-B, Cl D
1.320%, 09/22/25 (A)	1,000,000	956,184
Tesla Auto Lease Trust,
Ser 2023-A, Cl A2
5.860%, 08/20/25 (A)	1,000,000	998,381
Tesla Auto Lease Trust,
Ser 2023-A, Cl A3
5.890%, 06/22/26 (A)	2,385,000	2,373,475
Tesla Auto Lease Trust,
Ser 2023-B, Cl A2
6.020%, 09/22/25 (A)	650,000	649,347
Tesla Auto Lease Trust,
Ser 2023-B, Cl A3
6.130%, 09/21/26 (A)	408,000	407,483
Toyota Auto Receivables Owner
Trust, Ser 2022-B, Cl A3
2.930%, 09/15/26	935,000	909,290

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Toyota Lease Owner Trust,
Ser 2023-A, Cl A3
4.930%, 04/20/26 (A)	$555,000	$546,852
Tricolor Auto Securitization
Trust, Ser 2023-1A, Cl A
6.480%, 08/17/26 (A)	294,159	293,219
United Auto Credit Securitization Trust, Ser 2022- 2, Cl A
4.390%, 04/10/25 (A)	124,983	124,895
United Auto Credit Securitization Trust, Ser 2023- 1, Cl A
5.570%, 07/10/25 (A)	224,292	223,952
USAA Auto Owner Trust,
Ser 2023-A, Cl A3
5.580%, 05/15/28 (A)	1,000,000	995,808
Westlake Automobile Receivables Trust, Ser 2021- 1A, Cl D
1.230%, 04/15/26 (A)	1,025,000	981,106
Westlake Automobile Receivables Trust, Ser 2021- 3A, Cl A3
0.950%, 06/16/25 (A)	428,838	427,382
Westlake Automobile Receivables Trust, Ser 2022- 3A, Cl A2
5.240%, 07/15/25 (A)	581,731	580,748
Westlake Automobile Receivables Trust, Ser 2023- 1A, Cl A2A
5.510%, 06/15/26 (A)	767,945	765,471
Westlake Automobile Receivables Trust, Ser 2023- P1, Cl A2
5.890%, 02/16/27 (A)	395,000	393,821
Wheels Fleet Lease Funding 1,
Ser 2023-1A, Cl A
5.800%, 04/18/38 (A)	1,550,000	1,539,742
Wheels Fleet Lease Funding 1,
Ser 2023-2A, Cl A
6.460%, 08/18/38 (A)	1,255,000	1,251,061
World Omni Auto Receivables
Trust, Ser 2020-C, Cl A3
0.480%, 11/17/25	355,952	350,475
World Omni Select Auto Trust,
Ser 2020-A, Cl B
0.840%, 06/15/26	1,293,091	1,280,764
World Omni Select Auto Trust,
Ser 2023-A, Cl A3
5.650%, 07/17/28	700,000	695,949

		73,637,533

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Other Asset-Backed Securities — 9.3%
Affirm Asset Securitization
Trust, Ser 2023-A, Cl 1A
6.610%, 01/18/28 (A)	$755,000	$750,734
Amur Equipment Finance Receivables XI, Ser 2022-2A, Cl A2
5.300%, 06/21/28 (A)	358,946	355,438
Apidos CLO XXII, Ser 2020-22A, Cl A1R
6.737%, TSFR3M + 1.060%, 04/20/31 (A)(B)	902,291	898,190
Bain Capital Credit CLO,
Ser 2018-1A, Cl A1
6.634%, TSFR3M + 1.222%, 04/23/31 (A)(B)	1,591,424	1,587,280
BHG Securitization Trust,
Ser 2022-C, Cl A
5.320%, 10/17/35 (A)	190,047	188,603
CCG Receivables Trust,
Ser 2023-1, Cl A2
5.820%, 09/16/30 (A)	1,000,000	996,690
CIFC Funding, Ser 2017-5A, Cl A1
6.844%, TSFR3M + 1.180%, 11/16/30 (A)(B)	1,133,606	1,132,155
CNH Equipment Trust,
Ser 2022-B, Cl A2
3.940%, 12/15/25	213,888	212,386
CNH Equipment Trust,
Ser 2023-A, Cl A3
4.810%, 08/15/28	1,000,000	979,296
Dell Equipment Finance Trust,
Ser 2022-2, Cl A2
4.030%, 07/22/27 (A)	427,045	424,522
Dell Equipment Finance Trust,
Ser 2023-2, Cl A2
5.840%, 01/22/29 (A)	255,000	254,474
Dell Equipment Finance Trust,
Ser 2023-2, Cl A3
5.650%, 01/22/29 (A)	400,000	397,859
Dell Equipment Finance Trust,
Ser 2023-3, Cl A3
5.930%, 04/23/29 (A)	590,000	587,766
DLLAA, Ser 2023-1A, Cl A3
5.640%, 02/22/28 (A)	475,000	470,303
DLLAD, Ser 2023-1A, Cl A2
5.190%, 04/20/26 (A)	571,078	567,428
DLLAD, Ser 2023-1A, Cl A3
4.790%, 01/20/28 (A)	685,000	668,834
DLLMT, Ser 2023-1A, Cl A3
5.340%, 03/22/27 (A)	1,500,000	1,477,806

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Evergreen Credit Card Trust
Series, Ser 2022-CRT1, Cl B
5.610%, 07/15/26 (A)	$2,000,000	$1,981,536
FCI Funding, Ser 2021-1A, Cl A
1.130%, 04/15/33 (A)	170,241	166,282
Flatiron CLO 17, Ser 2021-1A, Cl AR
6.606%, TSFR3M + 1.242%, 05/15/30 (A)(B)	1,023,860	1,019,397
Frontier Issuer, Ser 2023-1, Cl A2
6.600%, 08/20/53 (A)	1,000,000	949,108
Frontier Issuer, Ser 2023-1, Cl C
11.500%, 08/20/53 (A)	1,000,000	952,803
Golub Capital Partners CLO,
Ser 2017-24A, Cl AR
7.254%, TSFR3M + 1.862%, 11/05/29 (A)(B)	2,199,611	2,191,982
GoodLeap Sustainable Home
Solutions Trust, Ser 2022-3CS, Cl B
5.500%, 07/20/49 (A)	500,000	412,900
Granite Park Equipment
Leasing, Ser 2023-1A, Cl A2
6.510%, 05/20/30 (A)	1,495,000	1,493,231
GreatAmerica Leasing Receivables Funding Series, Ser 2022-1, Cl A2
4.920%, 05/15/25 (A)	477,109	474,073
GreatAmerica Leasing Receivables, Ser 2023-1, Cl A2
5.350%, 02/16/26 (A)	615,000	610,187
HPEFS Equipment Trust,
Ser 2023-2A, Cl A3
5.990%, 01/21/31 (A)	285,000	284,985
John Deere Owner Trust,
Ser 2023-A, Cl A3
5.010%, 11/15/27	850,000	836,864
Kubota Credit Owner Trust,
Ser 2023-1A, Cl A2
5.400%, 02/17/26 (A)	500,000	497,229
Kubota Credit Owner Trust,
Ser 2023-2A, Cl A2
5.610%, 07/15/26 (A)	1,850,000	1,840,586
Mariner Finance Issuance Trust,
Ser 2020-AA, Cl A
2.190%, 08/21/34 (A)	2,587,731	2,515,585
Marlette Funding Trust,
Ser 2022-2A, Cl A
4.250%, 08/15/32 (A)	57,037	56,832
Marlette Funding Trust,
Ser 2022-3A, Cl A
5.180%, 11/15/32 (A)	182,209	181,491

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Midocean Credit CLO V,
Ser 2018-5A, Cl B1R
7.258%, TSFR3M + 1.862%, 07/19/28 (A)(B)	$551,529	$549,770
MMAF Equipment Finance,
Ser 2021-A, Cl A5
1.190%, 11/13/43 (A)	620,000	558,564
MMAF Equipment Finance,
Ser 2023-A, Cl A2
5.790%, 11/13/26 (A)	1,090,000	1,086,525
Mosaic Solar Loan Trust,
Ser 2020-1A, Cl B
3.100%, 04/20/46 (A)	157,699	133,195
Octagon Investment Partners 35, Ser 2018-1A, Cl A1A
6.737%, TSFR3M + 1.060%, 01/20/31 (A)(B)	1,408,015	1,403,901
Octagon Investment Partners 36, Ser 2018-1A, Cl A1
6.626%, TSFR3M + 0.970%, 04/15/31 (A)(B)	512,074	510,659
Octane Receivables Trust,
Ser 2021-1A, Cl A
0.930%, 03/22/27 (A)	319,343	313,299
OnDeck Asset Securitization Trust III, Ser 2021-1A, Cl A
1.590%, 05/17/27 (A)	1,910,000	1,843,710
Prosper Marketplace Issuance Trust, Ser 2023-1A, Cl A
7.060%, 07/16/29 (A)	371,632	371,715
RR 24, Ser 2022-24A, Cl A1
7.794%, TSFR3M + 2.400%, 01/15/32 (A)(B)	1,581,428	1,587,126
SCF Equipment Leasing,
Ser 2019-2A, Cl B
2.760%, 08/20/26 (A)	451,307	446,483
SCF Equipment Leasing,
Ser 2022-2A, Cl A2
6.240%, 07/20/28 (A)	326,227	325,863
SoFi Consumer Loan Program
Trust, Ser 2023-1S, Cl A
5.810%, 05/15/31 (A)	164,171	163,815
Sunnova Helios XI Issuer,
Ser 2023-A, Cl A
5.300%, 05/20/50 (A)	977,635	925,598
Sunnova Helios XII Issuer,
Ser 2023-B, Cl A
5.300%, 08/22/50 (A)	982,679	929,765
TCI-Flatiron CLO, Ser 2021-1A, Cl AR
6.598%, TSFR3M + 1.222%, 11/18/30 (A)(B)	615,615	613,897

ASSET-BACKED SECURITIES — continued
	Face Amount	Value
Vantage Data Centers Issuer,
Ser 2019-1A, Cl A2
3.188%, 07/15/44 (A)	$718,750	$699,998
Verizon Master Trust, Ser 2023- 2, Cl A
4.890%, 04/13/28	1,575,000	1,552,037
VFI ABS, Ser 2023-1A, Cl A
7.270%, 03/26/29 (A)	700,000	699,936
Vivint Solar Financing V,
Ser 2018-1A, Cl A
4.730%, 04/30/48 (A)	440,540	389,531
Vivint Solar Financing V,
Ser 2018-1A, Cl B
7.370%, 04/30/48 (A)	253,246	232,283
Vivint Solar Financing VII,
Ser 2020-1A, Cl B
3.220%, 07/31/51 (A)	905,922	655,458

		44,407,963

Total Asset-Backed Securities

(Cost $119,028,067)		118,045,496

MORTGAGE-BACKED SECURITIES — 6.4%

Agency Mortgage-Backed Obligation — 1.9%
FHLMC
5.000%, 07/01/35	$112,966	$109,986
FHLMC Multifamily ML Certificates, Ser 2023-ML18, Cl XCA, IO
1.508%, 09/25/37 (B)	17,260,000	1,725,867
FHLMC, Ser 2003-2690, Cl TZ
4.500%, 10/15/33	1,122,262	1,074,503
FNMA
5.000%, 03/01/34	89,083	86,706
3.500%, 11/01/34	1,191,800	1,159,260
3.000%, 02/01/35	1,702,342	1,600,033
3.000%, 03/01/33	877,592	823,601
FNMA, Ser 2009-62, Cl WA
5.582%, 08/25/39 (B)	25,115	24,699
FNMA, Ser 2019-18, Cl A
3.500%, 05/25/49	549,436	496,861
FNMA, Ser 2022-29, Cl MG
4.500%, 11/25/42	1,616,383	1,520,790
GNMA, Ser 2011-57, Cl BA
3.000%, 05/20/40	21,066	20,361
GNMA, Ser 2016-131, Cl A
2.200%, 04/16/57	66,864	65,776
GNMA, Ser 2017-99, Cl WA
4.891%, 12/20/32 (B)	190,422	184,691
GNMA, Ser 2022-177, Cl LA
3.500%, 01/20/52	246,794	235,327

		9,128,461

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Non-Agency Mortgage-Backed Obligation — 4.5%
BANK, Ser 2018-BN10, Cl ASB
3.641%, 02/15/61	$356,311	$336,097
BX Commercial Mortgage Trust, Ser 2022-AHP, Cl A
6.325%, TSFR1M + 0.990%, 01/17/39 (A)(B)	492,000	479,865
BX Commercial Mortgage Trust, Ser 2022-AHP, Cl AS
6.825%, TSFR1M + 1.490%,
01/17/39 (A)(B)	2,500,000	2,431,096
BX Trust, Ser 2022-CLS, Cl B
6.300%, 10/13/27 (A)	2,200,000	1,979,730
CHL Mortgage Pass-Through Trust, Ser 2004-29, Cl 1A1
5.979%, TSFR1M + 0.644%,
02/25/35 (B)	9,233	8,094
COMM Mortgage Trust, Ser 2014-UBS5, Cl ASB
3.548%, 09/10/47	221,564	219,859
COMM Mortgage Trust, Ser 2015-LC19, Cl A4
3.183%, 02/10/48	1,275,000	1,221,908
CSAIL Commercial Mortgage Trust, Ser 2015-C1, Cl ASB
3.351%, 04/15/50	477,892	470,149
CSAIL Commercial Mortgage Trust, Ser 2018-CX11, Cl A3
4.095%, 04/15/51	979,445	928,610
DBUBS Mortgage Trust, Ser 2017-BRBK, Cl E
3.530%, 10/10/34 (A)(B)	521,000	384,473
Extended Stay America Trust, Ser 2021-ESH, Cl B
6.829%, TSFR1M + 1.494%, 07/15/38 (A)(B)	1,042,085	1,022,492
GS Mortgage Securities II, Ser 2018-GS10, Cl WLSC
4.904%, 03/10/33 (A)(B)	400,000	344,784
GSR Mortgage Loan Trust, Ser 2004-9, Cl 3A1
4.938%, 08/25/34 (B)	15,723	14,458
Hudson Yards Mortgage Trust, Ser 2016-10HY, Cl A
2.835%, 08/10/38 (A)	1,000,000	900,480
JP Morgan Mortgage Trust, Ser 2006-A2, Cl 4A1
5.593%, 08/25/34 (B)	13,111	12,842
Life Mortgage Trust, Ser 2021-BMR, Cl A
6.149%, TSFR1M + 0.814%,
03/15/38 (A)(B)	1,867,643	1,822,560

MORTGAGE-BACKED SECURITIES — continued
	Face Amount	Value
Manhattan West Mortgage Trust, Ser 2020-1MW, Cl C
2.335%, 09/10/39 (A)(B)	$214,000	$176,239
MHC Commercial Mortgage Trust, Ser 2021-MHC, Cl A
6.249%, TSFR1M + 0.915%,
04/15/38 (A)(B)	4,289,583	4,222,417
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C20, Cl ASB
3.069%, 02/15/48	385,614	379,230
OBX Trust, Ser 2023-NQM2, Cl A1
6.319%, 01/25/62 (A)(D)	823,090	813,938
One Market Plaza Trust, Ser 2017-1MKT, Cl B
3.845%, 02/10/32 (A)	2,000,000	1,720,000
One Market Plaza Trust, Ser 2017-1MKT, Cl C
4.016%, 02/10/32 (A)	965,000	796,125
Sequoia Mortgage Trust, Ser 2013-2, Cl A
1.874%, 02/25/43 (B)	85,579	67,522
STWD Mortgage Trust, Ser 2021-LIH, Cl D
7.754%, TSFR1M + 2.419%, 11/15/36 (A)(B)	450,000	430,971
		21,183,939
Total Mortgage-Backed Securities (Cost $31,484,268)		30,312,400

MUNICIPAL BONDS — 2.8%

California — 0.5%
California Community Choice Financing Authority,
RB 5.950%, 08/01/29	$825,000	$817,157
City of Union City California, RB
5.920%, 07/01/24	910,000	909,624
Mount Diablo Unified School District, Ser B-NE, GO
5.548%, 08/01/27	500,000	498,372
		2,225,153

Florida — 0.4%
Florida Development Finance, RB
8.000%, 07/01/57 (A)(B)	1,000,000	1,006,952
7.500%, 07/01/57 (A)(B)	1,000,000	983,168
		1,990,120

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

MUNICIPAL BONDS — continued
	Face Amount	Value
Hawaii — 0.2%
State of Hawaii Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	$990,831	$929,740

Illinois — 0.3%
Chicago Housing Authority, Ser B, RB
3.822%, 01/01/26	250,000	240,101
Village of Deerfield Illinois, Ser B, GO
4.000%, 12/01/28	1,250,000	1,205,984
		1,446,085
Indiana — 0.0%
City of Fort Wayne Indiana, RB
10.750%, 12/01/29	117,179	12

Louisiana — 0.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB
3.615%, 02/01/29	909,441	877,395

Montana — 0.1%
County of Gallatin Montana, RB
11.500%, 09/01/27 (A)	250,000	259,737

New Hampshire — 0.2%
New Hampshire Business Finance Authority, RB
5.470%, 07/01/33 (A)(B)	850,000	850,000

New Jersey — 0.4%
New Jersey Economic Development Authority, RB
4.984%, 03/01/27	1,000,000	978,708
4.927%, 03/01/26	1,000,000	983,324
		1,962,032
New York — 0.2%
New York State Energy Research & Development
Authority, Ser A, RB
4.480%, 04/01/25	500,000	488,590
Utility Debt Securitization
Authority, Ser T, RB
3.435%, 12/15/25	353,000	352,077
		840,667

MUNICIPAL BONDS — continued
	Face Amount	Value
Oregon — 0.3%
Warm Springs Reservation Confederated Tribe, Ser G, RB
2.370%, 11/01/27 (A)	$1,000,000	$876,187
2.165%, 11/01/26 (A)	500,000	449,089
		1,325,276

Pennsylvania — 0.0%
Redevelopment Authority of the City of Philadelphia, RB
4.867%, 09/01/25	150,000	148,048

South Dakota — 0.0%
South Dakota Housing Development Authority, Ser E, RB
5.460%, 05/01/53	250,000	243,079

Total Municipal Bonds (Cost $13,365,434)		13,097,344

SOVEREIGN DEBT — 0.9%

CANADA — 0.6%
CDP Financial MTN
1.000%, 05/26/26(A)	$1,000,000	$897,078
Hydro-Quebec
8.050%, 07/07/24	2,000,000	2,026,408
		2,923,486

FRANCE — 0.3%
Caisse d’Amortissement de la Dette Sociale
3.000%, 05/17/25(A)	428,000	412,485
0.375%, 05/27/24(A)	1,000,000	970,255
		1,382,740

Total Sovereign Debt (Cost $4,403,678)		4,306,226

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.5%

Export-Import Bank of the United States
2.628%, 11/12/26	$1,750,170	$1,676,681
Export-Import Bank of the United States
1.900%, 07/12/24	327,835	322,058

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

U.S. GOVERNMENT AGENCY OBLIGATIONS — continued

	Face Amount	Value
United States International Development Finance
1.790%, 10/15/29	$355,378	$316,497

Total U.S. Government Agency Obligations (Cost $2,448,186)		2,315,236

BANK LOAN OBLIGATION — 0.5%

ECOLOGICAL SERVICES & EQUIPMENT — 0.5%
Terraform Power Operating Specified Refinancing Term Loan
7.842%, CME Term SOFR + 2.500%, 05/21/29(B)	2,280,151	2,260,199

Total Bank Loan Obligation (Cost $2,274,849)		2,260,199

REPURCHASE AGREEMENTS — 0.2%

Barclays Capital 5.300%, dated 10/31/23, to be repurchased on 11/01/23, repurchase price $900,133 (collateralized by a U.S. Treasury Obligation, par value $931,300, 3.625%, 05/15/2026; with total market value $918,064)	900,000	900,000
Socgen Triparty Tsy 5.270%, dated 10/31/23, to be repurchased on 11/01/23, repurchase price $100,015 (collateralized by a U.S. Treasury Obligation, par value $101,700, 4.875%, 10/31/2028; with total market value $102,015)	100,000	100,000

Total Repurchase Agreements (Cost $1,000,000)		1,000,000

Total Investments in Securities— 99.5% (Cost $482,947,473)		$471,082,136

Percentages are based on Net Assets of $473,489,291.

A list of the open futures contracts held by the Fund at October 31, 2023, is as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)

Long Contracts U.S. 2-Year Treasury Note	330	Dec-2023	$67,042,997	$66,799,219	$(243,778)

Short Contracts U.S. 5-Year Treasury Note	(8)	Dec-2023	(848,959)	(835,813)	13,146

			$66,194,038	$65,963,406	$(230,632)

‡	Real Estate Investment Trust.
(A)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2023 was $161,651,253 and represented 34.1% of Net Assets.

(B)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(C)	Zero coupon security.
(D)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

OCTOBER 31, 2023

ABS — Asset-Backed Security

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

H15T1Y — US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

IO — Interest Only — face amount represents notional amount

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

SOFRRATE — Secured Overnight Financing Rate

TSFR1M — Term Secured Overnight Financing Rate 1 Month

TSFR3M — Term Secured Overnight Financing Rate 3 Month

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$174,270,944	$—	$174,270,944
U.S. Treasury Obligations	—	125,474,291	—	125,474,291
Asset-Backed Securities	—	118,045,496	—	118,045,496
Mortgage- Backed Securities	—	30,312,400	—	30,312,400
Municipal Bonds	—	13,097,344	—	13,097,344
Sovereign Debt	—	4,306,226	—	4,306,226
U.S. Government Agency Obligations	—	2,315,236	—	2,315,236
Bank Loan Obligation	—	2,260,199	—	2,260,199
Repurchase Agreements	—	1,000,000	—	1,000,000

Total Investments in Securities	$—	$471,082,136	$—	$471,082,136

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Appreciation	$13,146	$–	$–	$13,146
Unrealized Depreciation	(243,778)	–	–	(243,778)

Total Other Financial Instruments	$230,632)	$–	$–	$(230,632)

Amounts designated as “–” are $ 0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
MORTGAGE-BACKED SECURITIES — 35.7%

	Face Amount	Value

Agency Mortgage-Backed Obligation — 30.7%
FHLMC
7.000%, 11/01/32	$197,120	$203,176
7.000%, 10/01/32	5,776	5,899
7.000%, 09/01/32	10,730	10,944
7.000%, 07/01/32	2,578	2,641
7.000%, 06/01/32	42,181	43,577
6.500%, 01/01/38	802	812
6.500%, 11/01/37	1,168	1,175
6.500%, 09/01/37	18,320	18,483
6.500%, 08/01/37	2,057	2,074
6.500%, 12/01/32	65,728	66,726
6.500%, 12/01/31	1,779	1,789
6.428%, RFUCCT1Y + 1.623%, 12/01/45 (A)	123,733	125,895
6.285%, RFUCCT1Y + 2.035%, 09/01/37 (A)	1,811	1,789
6.000%, 05/01/39	35,081	35,232
6.000%, 04/01/39	15,281	15,145
6.000%, 02/01/39	13,661	13,722
6.000%, 09/01/38	8,250	8,274
6.000%, 06/01/38	3,079	3,054
6.000%, 11/01/36	24,742	25,066
6.000%, 12/01/33	9,456	9,459
6.000%, 01/01/24	438	437
5.939%, RFUCCT1Y + 1.633%, 05/01/46 (A)	19,392	19,574
5.880%, RFUCCT1Y + 1.630%, 07/01/44 (A)	17,163	17,101
5.713%, RFUCCT1Y + 1.788%, 08/01/42 (A)	2,689	2,697
5.658%, RFUCCT1Y + 1.609%, 10/01/44 (A)	44,659	45,065

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
5.547%, RFUCCT1Y + 1.814%, 10/01/41 (A)	$7,174	$7,251
5.543%, RFUCCT1Y + 1.977%, 04/01/40 (A)	4,165	4,123
5.533%, RFUCCT1Y + 1.877%, 01/01/42 (A)	31,309	31,472
5.500%, 10/01/53	954,310	905,469
5.500%, 06/01/53	1,265,217	1,200,466
5.500%, 11/01/52	18,936,720	17,979,558
5.500%, 06/01/37	503	494
5.500%, 01/01/35	72,411	71,319
5.449%, RFUCCT1Y + 1.607%, 11/01/44 (A)	314,099	316,808
5.144%, RFUCCT1Y + 1.614%, 11/01/44 (A)	30,145	30,383
5.049%, RFUCCT1Y + 1.771%, 11/01/39 (A)	85,570	86,998
5.005%, RFUCCT1Y + 1.630%, 05/01/44 (A)	2,654	2,591
5.000%, 09/01/52	1,944,203	1,794,122
5.000%, 04/01/34	5,049	4,921
4.940%, RFUCCT1Y + 1.630%, 01/01/45 (A)	20,577	20,717
4.852%, RFUCCT1Y + 1.655%, 08/01/44 (A)	211,180	212,078
4.839%, RFUCCT1Y + 1.650%, 04/01/43 (A)	34,726	33,676
4.618%, RFUCCT1Y + 1.613%, 01/01/44 (A)	24,537	24,552
4.537%, RFUCCT1Y + 1.698%, 04/01/38 (A)	85,394	86,332
4.500%, 06/01/53	3,903,098	3,487,460
4.500%, 10/01/52	4,711,695	4,211,230
4.500%, 09/01/52	6,720,171	6,006,367
4.500%, 09/01/48	660,263	602,097
4.500%, 03/01/47	452,207	414,993
4.500%, 03/01/46	83,507	76,696
4.500%, 11/01/45	165,536	152,068
4.500%, 02/01/45	562,493	512,920
4.500%, 10/01/44	24,232	22,245
4.500%, 08/01/44	438,521	402,759
4.500%, 07/01/44	137,221	126,025
4.500%, 03/01/44	10,357	9,512
4.500%, 01/01/44	93,154	85,690
4.500%, 12/01/43	80,684	74,064
4.500%, 11/01/43	10,369	9,588
4.500%, 05/01/42	39,188	35,217
4.500%, 09/01/41	128,572	118,886
4.500%, 07/01/41	19,215	17,767
4.500%, 05/01/41	41,010	37,959
4.500%, 04/01/40	54,154	50,071
4.500%, 12/01/33	17,585	16,232
4.500%, 06/01/31	16,969	15,907
4.500%, 06/01/26	1,283	1,270

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
4.500%, 02/01/26	$3,738	$3,681
4.224%, RFUCCT1Y + 1.724%, 04/01/36 (A)	5,420	5,339
4.216%, SOFR30A + 2.280%, 09/01/52 (A)	936,210	877,393
4.000%, 08/01/52	1,310,284	1,138,890
4.000%, 01/01/52	1,211,718	1,048,345
4.000%, 05/01/46	706,195	625,379
4.000%, 07/01/34	59,956	56,169
4.000%, 10/01/31	35,778	33,959
3.983%, RFUCCT1Y + 1.630%, 02/01/45 (A)	13,525	13,552
3.982%, RFUCCT1Y + 1.630%, 02/01/45 (A)	128,911	129,477
3.921%, RFUCCT1Y + 1.630%, 01/01/45 (A)	135,124	134,167
3.880%, RFUCCT1Y + 1.630%, 12/01/44 (A)	31,576	31,555
3.500%, 12/01/52	3,317,030	2,764,419
3.500%, 07/01/52	9,385,947	7,864,555
3.500%, 06/01/52	5,941,501	4,960,356
3.500%, 05/01/52	5,369,472	4,494,418
3.500%, 04/01/52	14,965,234	12,512,117
3.500%, 02/01/52	547,051	457,834
3.500%, 01/01/52	3,145,097	2,640,470
3.500%, 04/01/37	389,013	351,495
3.173%, RFUCCT1Y + 1.630%, 02/01/45 (A)	154,873	151,967
3.000%, 06/01/52	1,723,457	1,381,410
3.000%, 03/01/52	1,399,756	1,138,008
3.000%, 11/01/50	1,758,177	1,415,972
3.000%, 02/01/50	3,365,186	2,723,084
2.500%, 09/01/52	8,013,738	6,160,457
2.500%, 05/01/52	2,731,470	2,121,008
2.500%, 02/01/51	2,384,332	1,857,773
2.500%, 11/01/50	3,770,793	2,940,469
2.500%, 10/01/50	3,007,964	2,348,154
2.500%, 07/01/50	4,996,340	3,893,620
2.500%, 01/01/36	1,079,292	954,358
2.000%, 06/01/52	1,815,485	1,334,828
2.000%, 04/01/52	1,816,684	1,338,202
2.000%, 03/01/52	3,080,182	2,284,771
2.000%, 02/01/52	7,191	5,286
2.000%, 01/01/52	1,443,318	1,074,274
2.000%, 12/01/50	3,690,423	2,752,888
2.000%, 11/01/50	1,361,292	1,018,152
2.000%, 09/01/50	1,232,163	915,672
2.000%, 07/01/50	5,619,607	4,220,601
2.000%, 02/01/42	1,746,313	1,366,582
FHLMC Multifamily ML Certificates, Ser ML13, Cl ACA
2.875%, 07/25/36	2,443,861	1,979,621

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FHLMC Multifamily Variable Rate Certificate, Ser M069, Cl A
4.013%, 04/15/37	$1,230,000	$1,067,700
FHLMC Structured Pass-Through Certificates, Ser 2002-41, Cl 2A
4.652%, 07/25/32 (A)	19,317	18,062
FHLMC Structured Pass-Through Certificates, Ser 2002-48, Cl 1A
4.427%, 07/25/33 (A)	179,332	165,305
FHLMC Structured Pass-Through Certificates, Ser 2002-51, Cl 1A
6.500%, 09/25/43 (A)	109,525	104,870
FHLMC Structured Pass-Through Certificates, Ser 2002-51, Cl 2A
7.500%, 08/25/42 (A)	44,308	40,674
FHLMC Structured Pass-Through Certificates, Ser 2003-54, Cl 3A
7.000%, 02/25/43	336,715	337,222
FHLMC Structured Pass-Through Certificates, Ser 2003-57, Cl 1A2
7.000%, 07/25/43	20,227	20,452
FHLMC, Ser 1998-2084, Cl ZC
6.500%, 08/15/28	35,156	34,996
FHLMC, Ser 2001-2295, Cl BD
6.000%, 03/15/31	9,850	9,883
FHLMC, Ser 2003-2676, Cl PZ
5.500%, 09/15/33	38,363	37,115
FHLMC, Ser 2005-2944, Cl OH
5.500%, 03/15/35	143,133	139,806
FHLMC, Ser 2005-2957, Cl VZ
5.000%, 02/15/35	40,108	38,752
FHLMC, Ser 2006-3143, Cl BC
5.500%, 02/15/36	113,563	110,292
FHLMC, Ser 2006-3185, Cl GT
6.000%, 07/15/26	26,481	26,264
FHLMC, Ser 2007-3330, Cl GZ
5.500%, 06/15/37	2,559	2,405
FHLMC, Ser 2013-299, Cl F1 5.935%, SOFR30A +
0.614%, 01/15/43 (A)	150,273	143,951
FHLMC, Ser 2013-4283, Cl EW
4.500%, 12/15/43 (A)	111,418	103,943
FHLMC, Ser 2014-4319, Cl MA
4.500%, 03/15/44 (A)	201,856	188,161
FHLMC, Ser 2015-4440, Cl ZD
2.500%, 02/15/45	3,560,285	2,901,365

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FHLMC, Ser 2021-5092, Cl BC
2.500%, 06/25/36	$359,998	$348,206
FHLMC, Ser 2021-5133, Cl BD
3.000%, 07/25/41	2,539,084	2,150,631
FNMA
7.000%, 12/01/37	272	282
7.000%, 08/01/32	116,378	118,170
7.000%, 11/01/29	38,713	39,142
6.500%, 01/01/49	5,272	5,378
6.500%, 10/01/39	36,932	37,919
6.500%, 08/01/39	15,150	15,359
6.500%, 10/01/38	12,758	13,040
6.500%, 03/01/38	5,333	5,381
6.500%, 02/01/38	3,555	3,616
6.500%, 12/01/37	13,942	14,171
6.500%, 11/01/37	805	826
6.500%, 03/01/35	160,675	162,067
6.500%, 05/01/33	2,237	2,239
6.500%, 12/01/32	8,183	8,301
6.500%, 08/01/32	19,804	19,901
6.143%, H15T1Y + 2.143%, 08/01/34 (A)	325	323
6.078%, H15T1Y + 1.999%, 09/01/34 (A)	839	851
6.000%, 07/01/39	58,314	58,489
6.000%, 05/01/38	29,939	30,022
6.000%, 08/01/37	78,938	78,769
6.000%, 07/01/37	19,538	19,539
6.000%, 03/01/37	9,944	9,974
6.000%, 09/01/36	58,839	58,437
6.000%, 03/01/36	7,484	7,435
6.000%, 11/01/35	10,693	10,685
6.000%, 07/01/35	4,618	4,668
6.000%, 04/01/35	46,556	46,965
6.000%, 04/01/34	10,785	10,787
6.000%, 03/01/34	161,228	160,849
6.000%, 12/01/33	2,950	2,942
6.000%, 11/01/33	3,079	3,077
6.000%, 12/01/32	3,787	3,768
5.975%, H15T1Y + 2.295%, 08/01/34 (A)	9,574	9,507
5.848%, RFUCCT1Y + 1.685%, 06/01/42 (A)	10,997	10,704
5.830%, RFUCCT1Y + 1.580%, 09/01/44 (A)	1,731	1,753
5.827%, RFUCCT1Y + 1.577%, 10/01/44 (A)	147,783	149,154
5.826%, RFUCCT1Y + 1.815%, 07/01/41 (A)	48,187	49,365
5.736%, RFUCCT1Y + 1.778%, 12/01/39 (A)	12,997	12,940
5.623%, RFUCCT1Y + 1.682%, 11/01/36 (A)	5,671	5,591

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
5.566%, RFUCCT1Y + 1.590%, 07/01/44 (A)	$112,784	$114,332
5.528%, RFUCCT1Y + 1.470%, 06/01/35 (A)	2,696	2,713
5.500%, 02/01/38	2,470	2,422
5.500%, 04/01/37	106,920	105,166
5.500%, 09/01/36	9,068	8,919
5.500%, 10/01/35	45,463	44,435
5.500%, 04/01/35	143,541	141,182
5.500%, 11/01/33	5,563	5,472
5.500%, 06/01/33	31,058	30,548
5.500%, 11/01/29	4,871	4,656
5.500%, 01/01/25	40	40
5.500%, 05/01/24	15	15
5.500%, 03/01/24	12	12
5.500%, 01/01/24	0	—
5.274%, RFUCCT1Y + 1.790%, 06/01/38 (A)	4,291	4,381
5.211%, RFUCCT1Y + 1.562%, 06/01/44 (A)	45,274	45,743
5.163%, RFUCCT1Y + 1.698%, 04/01/44 (A)	72,006	71,973
5.000%, 11/01/52	22,290,062	20,566,013
5.000%, 06/01/52	1,515,371	1,397,693
5.000%, 03/01/49	178,161	166,560
5.000%, 12/01/48	158,253	148,978
5.000%, 08/01/40	12,713	12,172
5.000%, 09/01/39	40,686	39,565
5.000%, 09/01/25	103	100
5.000%, 04/01/25	2	2
4.919%, RFUCCT1Y + 1.577%, 08/01/43 (A)	3,019	2,956
4.901%, RFUCCT1Y + 1.460%, 05/01/35 (A)	18,520	18,713
4.886%, RFUCCT1Y + 1.556%, 01/01/45 (A)	25,494	25,595
4.773%, RFUCCT1Y + 1.580%, 04/01/44 (A)	111,841	112,600
4.740%, RFUCCT1Y + 1.568%, 05/01/45 (A)	249,942	250,139
4.611%, RFUCCT1Y + 1.565%, 05/01/44 (A)	61,655	61,782
4.500%, 09/01/52	9,582,723	8,564,777
4.500%, 03/01/52	341,067	312,901
4.500%, 06/01/48	281,235	256,080
4.500%, 07/01/47	89,722	82,736
4.500%, 02/01/46	585,319	539,986
4.500%, 09/01/45	46,796	42,913
4.500%, 02/01/45	202,411	185,618
4.500%, 10/01/44	24,214	22,204
4.500%, 09/01/43	7,814	7,166
4.500%, 01/01/43	510,053	466,089
4.500%, 07/01/42	185,460	171,224
4.500%, 01/01/42	57,623	53,186

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
4.500%, 12/01/41	$26,694	$24,595
4.500%, 11/01/41	24,920	23,002
4.500%, 09/01/41	13,343	12,187
4.500%, 08/01/41	12,426	11,465
4.500%, 05/01/41	958,440	883,069
4.500%, 06/01/36	21,612	19,938
4.500%, 09/01/31	37,591	34,977
4.500%, 06/01/31	11,398	10,669
4.500%, 01/01/31	101,361	96,298
4.500%, 08/01/26	40,421	39,762
4.500%, 10/01/24	7,161	7,145
4.473%, RFUCCT1Y + 1.653%, 05/01/46 (A)	29,729	29,525
4.108%, RFUCCT1Y + 1.580%, 11/01/44 (A)	19,962	20,128
4.050%, RFUCCT1Y + 1.550%, 02/01/44 (A)	650	642
4.027%, RFUCCT1Y + 1.551%, 02/01/44 (A)	12,051	12,106
4.000%, 10/01/52	2,591,108	2,248,573
4.000%, 08/01/52	1,399,992	1,210,312
4.000%, 07/01/52	1,780,007	1,537,149
4.000%, 06/01/52	37,912,626	32,789,530
4.000%, 04/01/52	1,582,412	1,379,740
4.000%, 10/01/51	1,674,095	1,451,541
4.000%, 04/01/48	1,521,749	1,344,086
4.000%, 03/01/46	3,559,943	3,155,088
4.000%, 01/01/37	320,025	296,041
4.000%, 11/01/35	62,426	58,002
4.000%, 01/01/35	1,016,000	947,047
4.000%, 10/01/34	531,827	503,281
4.000%, 06/01/34	599,490	565,028
4.000%, 03/01/34	235,248	220,356
4.000%, 11/01/33	363,381	340,982
4.000%, 10/01/33	46,586	43,715
4.000%, 10/01/32	47,967	45,492
4.000%, 09/01/31	133,366	126,436
4.000%, 12/01/30	199,408	189,124
4.000%, 11/01/30	143,559	136,154
3.961%, RFUCCT1Y + 1.583%, 02/01/44 (A)	19,169	19,286
3.893%, RFUCCT1Y + 1.590%, 12/01/44 (A)	160,104	161,035
3.850%, RFUCCT1Y + 1.600%, 12/01/44 (A)	27,942	28,191
3.814%, RFUCCT1Y + 1.564%, 01/01/44 (A)	53,826	53,244
3.698%, SOFR30A + 2.238%, 10/01/52 (A)	3,436,575	3,178,904
3.698%, RFUCCT1Y + 1.620%, 11/01/48 (A)	248,774	240,076
3.500%, 02/01/53	1,490,215	1,241,976
3.500%, 05/01/52	4,268,094	3,564,137
3.500%, 04/01/52	7,247,077	6,100,937

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
3.500%, 03/01/52	$1,941,245	$1,624,948
3.500%, 01/01/52	2,180,793	1,827,209
3.500%, 11/01/51	1,314,264	1,101,099
3.500%, 04/01/37	341,445	309,068
3.500%, 02/01/31	467,886	444,167
3.500%, 12/01/29	173,381	165,036
3.075%, RFUCCT1Y + 1.603%, 10/01/48 (A)	122,302	117,870
3.006%, RFUCCT1Y + 1.610%, 10/01/47 (A)	117,991	115,848
3.000%, 05/01/52	955,098	776,220
3.000%, 04/01/52	3,288,109	2,675,853
3.000%, 03/01/52	1,613,928	1,304,671
3.000%, 11/01/51	2,194,148	1,771,119
3.000%, 10/01/51	2,830,875	2,272,039
3.000%, 08/01/50	1,822,208	1,502,050
3.000%, 07/01/50	1,084,790	874,757
3.000%, 04/01/50	1,674,320	1,354,472
2.932%, RFUCCT1Y + 1.580%, 09/01/47 (A)	170,330	170,991
2.500%, 04/01/52	1,681,763	1,299,617
2.500%, 03/01/52	1,745,068	1,355,431
2.500%, 02/01/52	6,065,268	4,691,257
2.500%, 01/01/52	4,416,310	3,394,856
2.500%, 12/01/51	3,996,372	3,103,157
2.500%, 10/01/51	1,732,046	1,332,070
2.500%, 08/01/51	5,329,885	4,128,758
2.500%, 07/01/51	2,806,054	2,163,793
2.500%, 02/01/51	7,579,526	5,890,080
2.500%, 01/01/51	1,290,968	998,766
2.500%, 11/01/50	5,867,651	4,572,286
2.500%, 10/01/50	8,012,464	6,257,671
2.500%, 07/01/50	9,529,200	7,390,494
2.500%, 03/01/43	1,765,470	1,418,095
2.500%, 06/01/42	3,088,760	2,499,215
2.500%, 10/01/41	1,362,718	1,105,747
2.500%, 05/01/41	917,629	735,500
2.500%, 07/01/36	1,092,359	954,359
2.500%, 03/01/35	1,541,395	1,373,063
2.000%, 11/01/51	6,832,588	5,055,014
2.000%, 10/01/51	3,364,341	2,514,984
2.000%, 09/01/51	1,647,945	1,230,385
2.000%, 08/01/51	1,821,052	1,348,328
2.000%, 02/01/51	1,217,483	910,420
2.000%, 01/01/51	3,168,214	2,370,852
2.000%, 12/01/50	512,307	383,378
2.000%, 10/01/50	1,777,590	1,318,466
2.000%, 08/01/50	739,768	554,156
2.000%, 09/01/36	1,398,087	1,193,733
2.000%, 01/01/36	1,295,122	1,110,223
1.500%, 10/01/50	1,834,014	1,276,448

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FNMA Grantor Trust 2000-T6, Ser 2000-T6, Cl A1
7.500%, 11/25/40	$14,278	$14,002
FNMA Grantor Trust 2001-T1, Ser 2001-T1, Cl A1
7.500%, 10/25/40	122,689	122,177
FNMA Grantor Trust 2001-T10, Ser 2001-T10, Cl A1
7.000%, 12/25/41	79,531	79,015
FNMA Grantor Trust 2001-T12, Ser 2001-T12, Cl A1
6.500%, 08/25/41	2,824	2,807
FNMA Grantor Trust 2001-T3, Ser 2001-T3, Cl A1
7.500%, 11/25/40	7,484	7,461
FNMA Grantor Trust 2001-T4, Ser 2001-T4, Cl A1
7.500%, 07/25/41	35,067	34,962
FNMA Grantor Trust 2001-T7, Ser 2001-T7, Cl A1
7.500%, 02/25/41	1,565	1,618
FNMA Grantor Trust 2001-T8, Ser 2001-T8, Cl A1
7.500%, 07/25/41	4,477	4,383
FNMA Grantor Trust 2004-T1, Ser 2004-T1, Cl 1A2
6.500%, 01/25/44	1,191	1,187
FNMA REMIC Trust 2001-W3, Ser 2001-W3, Cl A
7.000%, 09/25/41 (A)	66,547	63,598
FNMA REMIC Trust 2002-W6, Ser 2002-W6, Cl 2A
7.500%, 06/25/42 (A)	5,462	5,260
FNMA REMIC Trust 2002-W6, Ser 2002-W6, Cl 2A1
7.000%, 06/25/42 (A)	5,462	5,226
FNMA REMIC Trust 2003-W4, Ser 2003-W4, Cl 3A
4.978%, 10/25/42 (A)	58,656	57,377
FNMA REMIC Trust 2003-W4, Ser 2003-W4, Cl 4A
5.569%, 10/25/42 (A)	23,118	22,770
FNMA Trust 2003-W2, Ser 2003- W2, Cl 1A3
7.500%, 07/25/42	7,207	7,387
FNMA Trust 2004-W2, Ser 2004- W2, Cl 2A2
7.000%, 02/25/44	12,532	12,732
FNMA Trust 2004-W2, Ser 2004- W2, Cl 5A
7.500%, 03/25/44	4,924	5,007
FNMA, Ser 2001-2, Cl ZK
6.500%, 02/25/31	29,366	29,389

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FNMA, Ser 2001-79, Cl BA
7.000%, 03/25/45	$10,607	$10,633
FNMA, Ser 2002-33, Cl A1
7.000%, 06/25/32	60,488	60,659
FNMA, Ser 2007-104, Cl ZE
6.000%, 08/25/37	15,177	14,706
FNMA, Ser 2007-21, Cl MT
5.750%, 03/25/37	4,638	4,469
FNMA, Ser 2009-11, Cl MP
7.000%, 03/25/49	4,786	4,788
FNMA, Ser 2010-136, Cl BA
3.500%, 12/25/30	166,472	156,592
FNMA, Ser 2010-49, Cl ZJ
4.500%, 05/25/40	45,165	42,626
FNMA, Ser 2013-128, Cl CF 6.035%, SOFR30A +
0.714%, 12/25/43 (A)	246,773	237,779
FNMA, Ser 2014-1, Cl KF 6.035%, SOFR30A +
0.714%, 02/25/44 (A)	356,307	342,318
FNMA, Ser 2014-54, Cl CP
3.500%, 09/25/44	2,600,445	2,217,148
FNMA, Ser 2020-45, Cl HD
3.500%, 07/25/40	1,802,583	1,580,267
FNMA, Ser M1G, Cl A2
1.469%, 11/25/30 (A)	3,100,000	2,361,669
FNMA, Ser M3G, Cl A2
1.245%, 01/25/31 (A)	2,000,000	1,498,348
Freddie Mac Multifamily ML Certificates
1.219%, 07/25/41 (A)(B)	9,961,180	930,362
FREMF 2017-K69 Mortgage Trust, Ser K69, Cl C
3.727%, 10/25/49 (A)(B)	2,788,000	2,517,652
FREMF 2018-K081 Mortgage Trust, Ser K81, Cl C
4.173%, 09/25/51 (A)(B)	2,500,000	2,252,273
FREMF 2018-K74 Mortgage Trust, Ser K74, Cl C
4.094%, 02/25/51 (A)(B)	2,025,000	1,832,576
FREMF 2018-K83 Mortgage Trust, Ser K83, Cl C
4.278%, 11/25/51 (A)(B)	2,890,000	2,611,070
FREMF 2018-K86 Mortgage Trust, Ser K86, Cl C
4.295%, 11/25/51 (A)(B)	3,562,000	3,202,026
FREMF 2019-K96 Mortgage Trust, Ser K96, Cl C
3.812%, 08/25/56 (A)(B)	1,910,000	1,650,452
FREMF 2020-K737 Mortgage Trust, Ser K737, Cl C
3.304%, 01/25/53 (A)(B)	640,000	583,529

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FREMF K-100 Mortgage Trust, Ser K100, Cl C
3.495%, 11/25/52 (A)(B)	$130,000	$109,875
GNMA
7.000%, 12/15/29	673	688
6.500%, 05/15/29	1,157	1,156
6.000%, 08/20/53	7,135,621	6,993,465
5.500%, 06/20/53	4,308,443	4,122,032
5.500%, 05/20/53	17,592,308	16,831,668
5.500%, 04/20/53	15,928,271	15,239,912
5.500%, 02/20/53	7,192,089	6,889,252
5.000%, 06/20/53	7,406,743	6,896,006
5.000%, 03/20/53	11,252,883	10,475,506
5.000%, 02/20/53	10,376,359	9,670,220
4.500%, 09/20/52	2,562,900	2,318,384
4.500%, 08/20/52	6,319,951	5,721,034
4.000%, 08/20/52	10,445,360	9,191,147
4.000%, 04/20/52	113,597	99,899
4.000%, 03/20/52	119,877	105,429
4.000%, 02/20/52	1,651,638	1,454,442
4.000%, 01/20/52	1,293,881	1,141,382
4.000%, 12/20/48	1,342,100	1,186,240
3.500%, 08/20/52	10,910,791	9,307,555
3.500%, 07/20/52	1,886,867	1,609,637
3.500%, 03/20/52	2,014,527	1,717,806
3.500%, 02/20/52	1,466,973	1,251,013
3.500%, 01/20/52	1,566,458	1,335,830
3.500%, 06/20/51	1,543,438	1,324,029
3.500%, 01/20/50	1,097,413	944,882
3.500%, 10/20/49	2,936,093	2,492,222
3.000%, 06/20/52	13,005,190	10,743,033
3.000%, 03/20/52	2,142,344	1,766,783
3.000%, 10/20/51	1,909,517	1,576,912
3.000%, 07/20/51	2,651,065	2,193,292
3.000%, 05/20/51	1,211,753	1,002,805
2.500%, 07/20/52	1,529,031	1,220,137
2.500%, 04/20/52	8,879,547	7,081,668
2.500%, 03/20/52	3,272,132	2,597,064
2.500%, 11/20/51	1,796,273	1,431,984
2.500%, 08/20/51	1,599,171	1,275,965
2.500%, 05/20/51	829,539	662,100
2.500%, 03/20/51	1,946,233	1,551,860
2.500%, 12/20/50	1,618,741	1,258,597
2.000%, 05/20/52	8,301,252	6,413,251
2.000%, 04/20/52	1,392,926	1,076,590
2.000%, 10/20/51	1,771,291	1,367,723
2.000%, 01/20/51	1,176,510	911,402
2.000%, 12/20/50	1,557,854	1,193,623
2.000%, 11/20/50	8,012,351	6,209,549
GNMA, Ser 2012-98, Cl BM
4.903%, 08/20/42 (A)	193,216	179,673

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
GNMA, Ser 2017-H17, Cl FQ 6.366%, TSFR12M +
0.985%, 09/20/67 (A)	$1,314,574	$1,303,957
GNMA, Ser 2017-H22, Cl FH 5.001%, TSFR12M +
0.935%, 11/20/67 (A)	878,038	871,015
GNMA, Ser 2017-H24, Cl FQ 5.645%, TSFR12M +
0.915%, 11/20/67 (A)	936,932	926,415
GNMA, Ser 2018-H04, Cl FK 5.366%, TSFR12M +
0.755%, 03/20/68 (A)	830,014	805,033
GNMA, Ser 2018-H05, Cl CF 5.386%, TSFR12M +
0.775%, 03/20/68 (A)	961,798	932,045
GNMA, Ser 2018-H05, Cl FE 5.396%, TSFR12M +
0.785%, 02/20/68 (A)	353,692	347,268
GNMA, Ser 2019-H09, Cl FG 5.655%, TSFR12M +
1.065%, 05/20/69 (A)	358,808	351,492
GNMA, Ser 2019-H16, Cl CF 5.249%, TSFR1M +
0.814%, 10/20/69 (A)	299,496	296,995
GNMA, Ser 2020-H01, Cl FV 6.093%, TSFR1M +
0.764%, 01/20/70 (A)	3,502,006	3,410,375
GNMA, Ser 2020-H02, Cl FB 3.812%, TSFR1M +
0.714%, 01/20/70 (A)	467,770	460,460
GNMA, Ser 2022-H04, Cl FG 5.256%, SOFR30A +
0.550%, 02/20/67 (A)	1,957,613	1,938,706
GNMA, Ser 2022-H08, Cl FE 6.064%, SOFR30A +
0.750%, 03/20/72 (A)	1,910,642	1,864,106
GNMA, Ser 2022-H09, Cl FA 5.991%, SOFR30A +
0.670%, 04/20/72 (A)	1,988,214	1,944,197
GNMA, Ser 2022-H11, Cl EF 6.291%, SOFR30A +
0.970%, 05/20/72 (A)	2,500,727	2,495,223
GNMA, Ser 2023-H04, Cl FC 6.171%, SOFR30A +
0.850%, 01/20/73 (A)	1,955,350	1,928,402
GNMA, Ser 2023-H13, Cl FJ 6.741%, SOFR30A +
1.420%, 02/20/73 (A)	1,257,653	1,267,227
Vendee Mortgage Trust 1995-1, Ser 1995-1, Cl 2
7.793%, 02/15/25	727	726

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Vendee Mortgage Trust 1995-2, Ser 1995-2C, Cl 3A
8.793%, 06/15/25	$892	$906
Vendee Mortgage Trust 1998-2, Ser 1998-2, Cl 2A
8.644%, 08/15/27 (A)	190	191
		541,389,835
Non-Agency Mortgage-Backed Obligation — 5.0%
BANK 2023-BNK45, Ser BNK45, Cl C
6.279%, 02/15/56 (A)	550,000	442,133
Barclays Commercial Mortgage Trust 2019-C4, Ser C4, Cl C
3.469%, 08/15/52	1,300,000	807,080
BBCMS Mortgage Trust 2023- C19, Ser C19, Cl C
6.385%, 04/15/56 (A)	730,000	593,936
BBCMS Mortgage Trust 2023- C22, Ser C22, Cl C
7.126%, 11/15/56 (A)	850,000	775,615
Benchmark 2019-B10 Mortgage Trust, Ser B10, Cl C
3.750%, 03/15/62	1,200,000	813,209
Benchmark 2019-B10 Mortgage Trust, Ser B10, Cl E
3.000%, 03/15/62 (B)	1,260,000	634,586
Benchmark 2020-B16 Mortgage Trust, Ser B16, Cl D
2.500%, 02/15/53 (B)	5,470,000	2,945,354
Benchmark 2022-B35 Mortgage Trust, Ser B35, Cl C
4.445%, 05/15/55 (A)	595,140	381,290
Benchmark 2022-B35 Mortgage Trust, Ser B35, Cl D
2.500%, 05/15/55 (B)	4,000,000	1,646,216
BMO 2023-C4 Mortgage Trust, Ser C4, Cl C
5.863%, 02/15/56 (A)	960,000	751,887
BMO 2023-C5 Mortgage Trust, Ser C5, Cl C
6.627%, 06/15/56 (A)	730,000	637,500
BX Commercial Mortgage Trust, Ser 2022-AHP, Cl AS
6.825%, TSFR1M + 1.490%, 01/17/39 (A)(B)	2,500,000	2,431,095
BX Trust, Ser 2022-CLS, Cl B
6.300%, 10/13/27 (B)	2,100,000	1,889,743
Century Plaza Towers 2019-CPT, Ser CPT, Cl C
2.997%, 11/13/39 (A)(B)	500,000	345,936
Century Plaza Towers 2019-CPT, Ser CPT, Cl E
2.997%, 11/13/39 (A)(B)	2,500,000	1,463,602

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Century Plaza Towers, Ser 2019-CPT, Cl B
2.997%, 11/13/39 (A)(B)	$733,000	$542,366
CFCRE Commercial Mortgage Trust 2016-C6, Ser C6, Cl D
4.177%, 11/10/49 (A)(B)	2,525,000	1,724,178
Citigroup Commercial Mortgage Trust 2022-GC48, Ser GC48, Cl C
4.875%, 05/15/54 (A)	3,000,000	2,131,803
COMM Mortgage Trust, Ser 2022-HC, Cl A
2.819%, 01/10/39 (B)	1,390,000	1,169,032
COMM Mortgage Trust, Ser 2022-HC, Cl C
3.376%, 01/10/39 (B)	1,570,000	1,242,501
COMM Mortgage Trust, Ser CR20, Cl C
4.448%, 11/10/47 (A)	1,580,000	1,424,488
CSAIL 2019-C16 Commercial Mortgage Trust, Ser C16, Cl C
4.237%, 06/15/52 (A)	2,265,000	1,685,997
CSMC 2014-USA OA, Ser USA, Cl C
4.336%, 09/15/37 (B)	3,550,000	2,594,268
CSMC 2021-NQM5 Trust, Ser 2021-NQM5, Cl M1
2.168%, 05/25/66 (A)(B)	1,310,000	593,939
CSMC OA, Ser 2014-USA, Cl A2
3.953%, 09/15/37 (B)	565,000	469,462
FASST 2021-JR1 A2
2.000%, 04/25/51	2,571,342	2,380,729
FASST 21-S1-A2 07/25/2051
1.750%, 07/25/51	4,876,785	4,645,706
Finance of America Structured Securities Trust 2022-S4, Ser 2022-S4, Cl A2A
3.000%, 01/25/57 (B)	2,964,926	2,660,901
Finance of America Structured Securities Trust, Ser 2021-S2, Cl A2
1.750%, 09/25/71 (B)(C)	2,474,353	2,345,553
GS Mortgage Securities Trust 2017-GS8, Ser GS8, Cl D
2.700%, 11/10/50 (B)	2,570,000	1,678,077
Hudson Yards 2019-55HY Mortgage Trust, Ser 55HY, Cl A
2.943%, 12/10/41 (A)(B)	1,000,000	808,568
Hudson Yards Mortgage Trust, Ser 2016-10HY, Cl A
2.835%, 08/10/38 (B)	2,085,000	1,877,501

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
JPMBB Commercial Mortgage Securities Trust 2015-C28, Ser C28, Cl C
4.134%, 10/15/48 (A)	$5,170,000	$4,697,914
JPMBB Commercial Mortgage Securities Trust 2015-C29, Ser C29, Cl C
4.186%, 05/15/48 (A)	5,750,000	5,054,958
Morgan Stanley Capital I Trust 2019-H7, Ser H7, Cl C
4.128%, 07/15/52	1,809,000	1,332,888
NW RE-REMIC TRUST 2021- FRR1, Ser FRR1, Cl AK88
2.792%, 12/18/51 (A)(B)	2,500,000	2,016,287
OBX 2022-NQM1 Trust, Ser 2022-NQM1, Cl M1
3.504%, 11/25/61 (A)(B)	1,010,000	588,032
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/54 (B)	3,385,000	2,653,117
One Market Plaza Trust, Ser 2017-1MKT, Cl B
3.845%, 02/10/32 (B)	400,000	344,000
One Market Plaza Trust, Ser 2017-1MKT, Cl C
4.016%, 02/10/32 (B)	1,000,000	825,000
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM4, Cl M1
3.248%, 10/25/61 (B)	1,750,000	959,402
Palisades Center Trust 2016- PLSD, Ser PLSD, Cl A
2.713%, 04/13/33 (B)	4,705,000	2,446,600
SFAVE Commercial Mortgage Securities Trust 2015-5AVE, Ser 5AVE, Cl A2B
4.144%, 01/05/43 (A)(B)	1,995,000	1,346,583
SFAVE Commercial Mortgage Securities Trust, Ser 2015- 5AVE, Cl A1
3.872%, 01/05/43 (A)(B)	3,045,000	2,020,810
Shops at Crystals Trust 2016- CSTL, Ser CSTL, Cl C
3.856%, 07/05/36 (A)(B)	2,800,000	2,362,504
SLG Office Trust 2021-OVA, Ser OVA, Cl C
2.851%, 07/15/41 (B)	2,500,000	1,829,385
SPGN Mortgage Trust, Ser 2022-TFLM, Cl D
8.835%, TSFR1M + 3.500%, 02/15/39 (A)(B)	2,500,000	2,318,527
Vendee Mortgage Trust 2011-2, Ser 2011-2, Cl DZ
3.750%, 10/15/41	1,457,253	1,297,838

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Verus Securitization Trust 2021- 2, Ser 2021-2, Cl M1
2.187%, 02/25/66 (A)(B)	$2,910,000	$1,838,607
Verus Securitization Trust 2021- 3, Ser 2021-3, Cl M1
2.397%, 06/25/66 (A)(B)	1,555,000	898,135
Verus Securitization Trust 2021- 4, Ser 2021-4, Cl M1
2.195%, 07/25/66 (A)(B)	1,400,000	700,984
Verus Securitization Trust 2021- R3, Ser 2021-R3, Cl M1
2.411%, 04/25/64 (A)(B)	2,745,000	1,880,272
Wells Fargo Commercial Mortgage Trust 2015-C28, Ser C28, Cl D
4.080%, 05/15/48 (A)	1,685,000	1,299,560
Wells Fargo Commercial Mortgage Trust 2018-C47, Ser C47, Cl C
4.921%, 09/15/61 (A)	1,440,000	1,150,143
Wells Fargo Commercial Mortgage Trust 2019-C50, Ser C50, Cl C
4.345%, 05/15/52	2,000,000	1,533,541
Wells Fargo Commercial Mortgage Trust 2019-C52, Ser C52, Cl C
3.561%, 08/15/52	1,100,000	776,547
Wells Fargo Commercial Mortgage Trust 2022-C62, Ser C62, Cl C
4.351%, 04/15/55 (A)	1,765,000	1,223,726
		89,929,611
Total Mortgage-Backed Securities

(Cost $721,606,655)		631,319,446

CORPORATE OBLIGATIONS — 27.0%

COMMUNICATION SERVICES — 3.1%
Alphabet
1.100%, 08/15/30	$2,500,000	$1,918,766
AT&T
4.500%, 03/09/48	471,000	341,043
4.350%, 06/15/45	2,720,000	1,950,832
3.800%, 12/01/57	750,000	451,652
3.650%, 09/15/59	1,336,000	772,960
3.550%, 09/15/55	1,238,000	719,647
2.750%, 06/01/31	725,000	570,333
2.550%, 12/01/33	150,000	107,655
CCO Holdings
4.500%, 05/01/32	975,000	746,359
4.500%, 06/01/33(B)	975,000	727,316

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES — continued
4.250%, 01/15/34(B)	$825,000	$595,900
Charter Communications Operating
6.484%, 10/23/45	3,835,000	3,223,971
5.750%, 04/01/48	950,000	720,790
5.375%, 05/01/47	800,000	578,594
4.400%, 04/01/33	250,000	206,849
Comcast
5.500%, 11/15/32	850,000	818,764
4.650%, 02/15/33	1,500,000	1,360,701
Cox Communications
3.850%, 02/01/25(B)	800,000	776,645
3.500%, 08/15/27(B)	1,025,000	934,530
3.350%, 09/15/26(B)	575,000	534,918
1.800%, 10/01/30(B)	650,000	483,425
Paramount Global
4.950%, 01/15/31	1,350,000	1,127,406
Prosus
4.987%, 01/19/52(B)	2,200,000	1,358,792
4.850%, 07/06/27(B)	500,000	460,930
4.193%, 01/19/32(B)	700,000	537,712
3.680%, 01/21/30(B)	1,400,000	1,109,898
3.061%, 07/13/31(B)	3,875,000	2,791,375
Rogers Communications
3.800%, 03/15/32	1,705,000	1,382,673
Telecom Italia
5.303%, 05/30/24(B)	2,300,000	2,255,301
Telecom Italia Capital
7.721%, 06/04/38	1,345,000	1,187,312
7.200%, 07/18/36	175,000	151,307
Tencent Holdings MTN
3.975%, 04/11/29(B)	2,000,000	1,796,103
Time Warner Cable
6.750%, 06/15/39	800,000	697,663
T-Mobile USA
4.500%, 04/15/50	475,000	346,532
4.375%, 04/15/40	300,000	232,031
3.875%, 04/15/30	3,695,000	3,217,248
3.500%, 04/15/31	1,000,000	830,153
3.375%, 04/15/29	1,000,000	870,657
Verizon Communications
4.400%, 11/01/34	3,130,000	2,649,800
4.272%, 01/15/36	900,000	742,715
3.875%, 03/01/52	3,500,000	2,350,274
3.550%, 03/22/51	1,295,000	813,685
2.987%, 10/30/56	345,000	181,519
2.850%, 09/03/41	2,500,000	1,551,700
2.650%, 11/20/40	1,905,000	1,151,528
1.500%, 09/18/30	2,500,000	1,872,349

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
COMMUNICATION SERVICES — continued
Vodafone Group
7.000%, USSW5 + 4.873%, 04/04/79(A)	$1,550,000	$1,498,729
Walt Disney
6.650%, 11/15/37	555,000	577,535
Warnermedia Holdings
5.050%, 03/15/42	610,000	451,844
3.755%, 03/15/27	85,000	78,251
		52,814,672
CONSUMER DISCRETIONARY — 1.1%
Ford Motor
6.100%, 08/19/32	1,000,000	925,830
3.250%, 02/12/32	2,500,000	1,885,436
Ford Motor Credit
7.350%, 11/04/27	525,000	531,391
6.800%, 05/12/28	1,125,000	1,121,785
5.125%, 06/16/25	350,000	340,555
4.542%, 08/01/26	425,000	399,705
4.389%, 01/08/26	650,000	616,136
4.134%, 08/04/25	400,000	381,255
4.063%, 11/01/24	2,000,000	1,947,001
3.810%, 01/09/24	700,000	696,530
3.375%, 11/13/25	450,000	419,941
General Motors
5.400%, 10/15/29	1,350,000	1,268,417
Lowe’s
5.750%, 07/01/53	1,205,000	1,057,350
Massachusetts Institute of Technology
3.959%, 07/01/38	2,527,000	2,107,238
Nordstrom
6.950%, 03/15/28	865,000	814,181
Starbucks
4.450%, 08/15/49	2,500,000	1,897,778
Whirlpool
2.400%, 05/15/31	2,500,000	1,913,888
YMCA of Greater New York
3.160%, 08/01/31	615,000	472,167
ZF North America Capital
7.125%, 04/14/30(B)	320,000	309,761
		19,106,345
CONSUMER STAPLES — 0.6%
Anheuser-Busch InBev Worldwide
5.450%, 01/23/39	1,510,000	1,393,057
Coca-Cola
1.450%, 06/01/27	25,000	21,969
Mather Foundation
2.675%, 10/01/31	2,500,000	1,962,148

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
CONSUMER STAPLES — continued
PepsiCo
3.900%, 07/18/32	$3,000,000	$2,666,642
2.875%, 10/15/49	3,340,000	2,052,517
RELX Capital
4.000%, 03/18/29	375,000	345,275
3.000%, 05/22/30	50,000	41,836
Sysco
2.400%, 02/15/30	2,500,000	2,016,919
		10,500,363
ENERGY — 2.6%
Apache
5.100%, 09/01/40	1,940,000	1,507,477
BP Capital Markets America
3.060%, 06/17/41	1,925,000	1,273,239
Cameron LNG
3.701%, 01/15/39(B)	1,520,000	1,120,380
Devon Energy
7.875%, 09/30/31	830,000	887,643
Diamondback Energy
6.250%, 03/15/53	1,640,000	1,513,326
6.250%, 03/15/33	4,050,000	3,997,469
Energy Transfer
6.100%, 12/01/28	615,000	607,350
4.400%, 03/15/27	2,945,000	2,773,824
2.900%, 05/15/25	1,935,000	1,843,274
Kinder Morgan
5.550%, 06/01/45	2,585,000	2,127,774
5.200%, 03/01/48	450,000	350,101
Kinder Morgan Energy Partners
6.500%, 09/01/39	50,000	46,375
5.500%, 03/01/44	370,000	301,405
MPLX
5.500%, 02/15/49	1,635,000	1,319,712
Occidental Petroleum
2.900%, 08/15/24	1,750,000	1,705,712
Patterson-UTI Energy
7.150%, 10/01/33	525,000	512,201
Petrobras Global Finance BV
7.250%, 03/17/44	500,000	482,335
6.750%, 06/03/50	1,075,000	956,699
5.500%, 06/10/51	375,000	280,375
Petroleos Mexicanos
7.690%, 01/23/50	6,800,000	4,199,537
6.700%, 02/16/32	2,819,000	2,078,493
6.625%, 06/15/35	1,200,000	791,497
6.375%, 01/23/45	655,000	370,370
Rio Oil Finance Trust Series 2014-1
9.250%, 07/06/24(B)	471,500	474,447

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
Rio Oil Finance Trust Series 2014-3
9.750%, 01/06/27(B)	$1,136,432	$1,173,365
Rio Oil Finance Trust Series 2018-1
8.200%, 04/06/28(B)	712,690	717,144
Sweihan PV Power PJSC
3.625%, 01/31/49(B)	2,423,775	1,798,858
Topaz Solar Farms
5.750%, 09/30/39(B)	2,357,963	2,137,800
TransCanada PipeLines
4.625%, 03/01/34	1,345,000	1,137,701
2.500%, 10/12/31	1,350,000	1,018,363
Transcanada Trust
5.875%, ICE LIBOR
USD 3 MONTH +
4.640%, 08/15/76(A)	975,000	873,326
5.625%, ICE LIBOR
USD 3 MONTH +
3.528%, 05/20/75(A)	275,000	253,018
5.600%, H15T5Y + 3.986%, 03/07/82(A)	375,000	289,433
5.500%, U.S. SOFR + 4.416%, 09/15/79(A)	1,575,000	1,247,879
5.300%, ICE LIBOR USD 3 MONTH + 3.208%, 03/15/77(A)	3,150,000	2,714,970
Ultrapar International
5.250%, 10/06/26(B)	625,000	595,313
5.250%, 06/06/29(B)	229,000	207,818
		45,686,003
FINANCIALS — 13.1%
ABN AMRO Bank
2.470%, H15T1Y + 1.100%, 12/13/29(A)(B)	2,500,000	2,036,341
Aflac
1.125%, 03/15/26	2,500,000	2,244,524
Allstate
5.250%, 03/30/33	1,550,000	1,431,373
American International Group
3.900%, 04/01/26	483,000	460,187
Ares Capital
4.250%, 03/01/25	1,370,000	1,318,755
Arthur J Gallagher
6.500%, 02/15/34	1,225,000	1,215,838
Asian Infrastructure Investment Bank
4.875%, 09/14/26	1,000,000	994,417
Aviation Capital Group
4.125%, 08/01/25(B)	496,000	472,552

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Avolon Holdings Funding
4.375%, 05/01/26(B)	$1,445,000	$1,346,911
Bank of America MTN
6.204%, SOFRRATE + 1.990%, 11/10/28(A)	325,000	322,808
4.450%, 03/03/26	1,275,000	1,220,915
4.250%, 10/22/26	725,000	684,180
4.200%, 08/26/24	440,000	432,893
4.183%, 11/25/27	1,275,000	1,172,781
3.846%, H15T5Y + 2.000%, 03/08/37(A)	1,875,000	1,479,165
3.705%, TSFR3M + 1.774%, 04/24/28(A)	1,545,000	1,411,342
3.093%, TSFR3M + 1.352%, 10/01/25(A)	1,645,000	1,594,288
2.676%, U.S. SOFR + 1.930%, 06/19/41(A)	1,870,000	1,140,134
2.572%, SOFRRATE + 1.210%, 10/20/32(A)	650,000	486,813
2.496%, TSFR3M + 1.252%, 02/13/31(A)	50,000	39,410
1.530%, SOFRRATE + 0.650%, 12/06/25(A)	3,000,000	2,832,745
Bank of New York Mellon MTN
5.834%, SOFRINDX + 2.074%, 10/25/33(A)	650,000	622,589
Bank of Nova Scotia
0.650%, 07/31/24	1,000,000	961,013
Barclays
7.437%, H15T1Y + 3.500%, 11/02/33(A)	325,000	324,277
7.119%, SOFRRATE + 3.570%, 06/27/34(A)	200,000	185,737
6.490%, SOFRRATE + 2.220%, 09/13/29(A)	475,000	463,086
6.224%, SOFRRATE + 2.980%, 05/09/34(A)	225,000	206,247
5.829%, SOFRRATE + 2.210%, 05/09/27(A)	675,000	659,577
5.501%, H15T1Y + 2.650%, 08/09/28(A)	450,000	426,751
4.836%, 05/09/28	725,000	651,548
4.375%, 09/11/24	1,375,000	1,346,091
2.894%, H15T1Y + 1.300%, 11/24/32(A)	1,000,000	730,172
BB Blue Financing DAC
4.395%, 09/20/37	2,500,000	2,337,366
Belrose Funding Trust
2.330%, 08/15/30(B)	1,990,000	1,446,282
BGC Group
8.000%, 05/25/28	2,410,000	2,348,389

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
Blackstone Private Credit Fund
2.625%, 12/15/26	$2,845,000	$2,435,642
Blue Owl Capital
3.400%, 07/15/26	1,140,000	1,017,180
2.875%, 06/11/28	1,190,000	969,848
BNP Paribas
4.625%, 03/13/27(B)	1,275,000	1,195,423
4.375%, 09/28/25(B)	1,275,000	1,220,722
4.375%, 05/12/26(B)	250,000	237,523
4.250%, 10/15/24	2,150,000	2,097,318
2.588%, H15T5Y + 2.050%, 08/12/35(A)(B)	500,000	364,331
1.675%, SOFRRATE + 0.912%, 06/30/27(A)(B)	2,450,000	2,162,310
BPCE
2.045%, SOFRRATE + 1.087%, 10/19/27(A)(B)	2,500,000	2,181,548
Brookfield Finance
4.850%, 03/29/29	1,435,000	1,335,192
Caisse d’Amortissement de la Dette Sociale MTN
2.125%, 01/26/32(B)	2,500,000	1,986,341
1.000%, 10/21/30(B)	2,500,000	1,894,772
Cantor Fitzgerald
4.875%, 05/01/24(B)	215,000	212,194
Capital One Financial
7.624%, SOFRRATE + 3.070%, 10/30/31(A)	275,000	274,867
6.377%, SOFRRATE + 2.860%, 06/08/34(A)	1,340,000	1,221,986
6.312%, SOFRRATE + 2.640%, 06/08/29(A)	350,000	335,116
5.268%, SOFRRATE + 2.370%, 05/10/33(A)	1,770,000	1,513,897
4.927%, SOFRRATE + 2.057%, 05/10/28(A)	675,000	624,445
4.200%, 10/29/25	1,050,000	995,666
3.750%, 04/24/24	275,000	271,401
2.636%, SOFRRATE + 1.290%, 03/03/26(A)	50,000	46,894
Central American Bank for Economic Integration
5.000%, 02/09/26(B)	500,000	491,221
Charles Schwab
6.136%, SOFRRATE + 2.010%, 08/24/34(A)	225,000	210,735
5.853%, SOFRRATE + 2.500%, 05/19/34(A)	175,000	160,506
5.643%, SOFRRATE + 2.210%, 05/19/29(A)	375,000	360,993
Citigroup
8.125%, 07/15/39	785,000	885,115

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
6.625%, 06/15/32	$525,000	$520,021
6.049%, SOFRRATE + 0.694%, 01/25/26(A)	2,261,000	2,241,009
6.042%, SOFRRATE + 0.686%, 10/30/24(A)	2,500,000	2,493,200
4.600%, 03/09/26	40,000	38,338
4.450%, 09/29/27	1,920,000	1,773,584
4.412%, U.S. SOFR + 3.914%, 03/31/31(A)	600,000	530,823
3.785%, U.S. SOFR + 1.939%, 03/17/33(A)	750,000	608,865
3.400%, 05/01/26	330,000	310,453
2.666%, U.S. SOFR + 1.146%, 01/29/31(A)	1,590,000	1,266,828
2.014%, SOFRRATE + 0.694%, 01/25/26(A)	2,500,000	2,360,300
1.281%, SOFRRATE + 0.528%, 11/03/25(A)	2,500,000	2,365,920
Community Preservation
2.867%, 02/01/30	2,400,000	1,961,193
Conservation Fund A Nonprofit
3.474%, 12/15/29	2,116,000	1,769,260
Cooperatieve Rabobank UA
1.004%, H15T1Y + 0.730%, 09/24/26(A)(B)	444,000	403,310
Corebridge Financial
3.900%, 04/05/32	1,080,000	883,462
Council of Europe Development Bank
3.000%, 06/16/25	2,500,000	2,408,093
Deutsche Bank NY
1.686%, 03/19/26	2,500,000	2,253,321
Enel Finance International
6.000%, 10/07/39(B)	850,000	750,762
5.000%, 06/15/32(B)	1,100,000	966,589
European Investment Bank MTN
3.750%, 02/14/33	2,500,000	2,269,983
3.250%, 11/15/27	1,800,000	1,692,873
2.875%, 06/13/25(B)	2,500,000	2,406,509
2.125%, 04/13/26	1,000,000	932,709
0.875%, 05/17/30	3,500,000	2,704,248
0.625%, 10/21/27	5,000,000	4,238,304
Ford Foundation
2.815%, 06/01/70	2,500,000	1,283,324
Glencore Funding
6.375%, 10/06/30(B)	390,000	382,080
Goldman Sachs Group
4.387%, SOFRRATE + 1.510%, 06/15/27(A)	2,500,000	2,388,380
4.017%, TSFR3M + 1.635%, 10/31/38(A)	2,795,000	2,116,085

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
3.615%, U.S. SOFR + 1.846%, 03/15/28(A)	$2,600,000	$2,380,523
3.272%, TSFR3M + 1.463%, 09/29/25(A)	1,330,000	1,290,693
Golub Capital BDC
2.500%, 08/24/26	3,530,000	3,086,636
GPS Blue Financing DAC
5.645%, 11/09/41(B)	2,500,000	2,255,500
HSBC Holdings
8.113%, SOFRRATE + 4.250%, 11/03/33(A)	1,000,000	1,034,834
6.800%, 06/01/38	250,000	238,024
6.500%, 09/15/37	1,525,000	1,440,527
6.500%, 05/02/36	510,000	479,263
6.254%, SOFRRATE + 2.390%, 03/09/34(A)	650,000	616,964
4.950%, 03/31/30	725,000	666,903
4.762%, U.S. SOFR + 2.530%, 03/29/33(A)	1,275,000	1,054,842
4.375%, 11/23/26	420,000	396,287
4.300%, 03/08/26	2,900,000	2,779,140
2.357%, U.S. SOFR + 1.947%, 08/18/31(A)	700,000	527,599
0.976%, U.S. SOFR + 0.708%, 05/24/25(A)	850,000	821,694
Hyundai Capital America
6.100%, 09/21/28(B)	1,005,000	988,422
ING Groep
1.400%, H15T1Y + 1.100%, 07/01/26(A)(B)	3,765,000	3,457,023
Inter-American Development Bank MTN
5.633%, SOFRINDX + 0.280%, 04/12/27(A)	1,500,000	1,497,122
3.500%, 04/12/33	2,500,000	2,210,587
1.125%, 01/13/31	2,500,000	1,918,063
International Bank for Reconstruction & Development
0.750%, 08/26/30	2,500,000	1,885,519
0.000%, 03/31/27(D)	2,500,000	2,221,420
0.000%, 03/31/28(D)	1,000,000	952,943
International Development Association
0.875%, 04/28/26(B)	1,000,000	899,776
International Finance MTN
5.442%, SOFRRATE + 0.090%, 04/03/24(A)	2,500,000	2,500,195
International Finance Facility for Immunisation MTN
1.000%, 04/21/26	2,500,000	2,254,828
JPMorgan Chase
8.750%, 09/01/30	945,000	1,066,504

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

FINANCIALS — continued
7.625%, 10/15/26	$75,000	$78,357
5.717%, SOFRRATE + 2.580%, 09/14/33(A)	725,000	678,927
4.493%, TSFR3M + 3.790%, 03/24/31(A)	850,000	766,791
4.250%, 10/01/27	324,000	305,522
4.032%, TSFR3M + 1.722%, 07/24/48(A)	830,000	587,598
3.328%, U.S. SOFR + 1.580%, 04/22/52(A)	2,075,000	1,272,215
2.956%, TSFR3M + 2.515%, 05/13/31(A)	4,200,000	3,386,806
2.522%, U.S. SOFR + 2.040%, 04/22/31(A)	725,000	576,619
0.768%, SOFRRATE + 0.490%, 08/09/25(A)	2,500,000	2,388,238
Kreditanstalt fuer Wiederaufbau
1.750%, 09/14/29	2,500,000	2,100,395
Liberty Utilities Finance GP 1
2.050%, 09/15/30(B)	2,500,000	1,887,170
Lloyds Banking Group
7.953%, H15T1Y + 3.750%, 11/15/33(A)	750,000	760,502
4.650%, 03/24/26	1,000,000	947,050
4.582%, 12/10/25	1,463,000	1,391,410
4.500%, 11/04/24	325,000	317,452
Low Income Investment Fund
3.711%, 07/01/29	2,500,000	2,168,548
LYB International Finance III
3.375%, 10/01/40	1,255,000	812,991
2.250%, 10/01/30	100,000	77,294
Macquarie Group
1.340%, U.S. SOFR + 1.069%, 01/12/27(A)(B)	825,000	736,540
Massachusetts Higher Education Assistance
2.673%, 07/01/31	500,000	375,203
Mastercard
1.900%, 03/15/31	2,500,000	1,944,553
Mitsubishi UFJ Financial Group
1.538%, H15T1Y + 0.750%, 07/20/27(A)	2,105,000	1,859,475
Morgan Stanley MTN
4.431%, TSFR3M + 1.890%, 01/23/30(A)	475,000	432,499
3.950%, 04/23/27	2,205,000	2,030,491
3.217%, U.S. SOFR + 1.485%, 04/22/42(A)	940,000	621,198
3.125%, 07/27/26	250,000	231,287
0.864%, SOFRRATE + 0.745%, 10/21/25(A)	3,000,000	2,832,601

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Muenchener Rueckversicherungs- Gesellschaft in Muenchen
5.875%, H15T5Y + 3.982%, 05/23/42(A)(B)	$2,600,000	$2,461,036
National Bank of Canada MTN
0.550%, H15T1Y + 0.400%, 11/15/24(A)	2,500,000	2,494,258
NatWest Group
6.000%, 12/19/23	2,275,000	2,273,262
5.808%, H15T1Y + 1.950%, 09/13/29(A)	3,010,000	2,885,151
5.125%, 05/28/24	100,000	98,924
1.642%, H15T1Y + 0.900%, 06/14/27(A)	1,750,000	1,541,439
NHP Foundation
6.000%, 12/01/33	1,000,000	1,001,515
NongHyup Bank MTN
4.875%, 07/03/28(B)	1,565,000	1,506,045
OMERS Finance Trust
4.000%, 04/19/52(B)	2,500,000	1,739,781
OPEC Fund for International Development
4.500%, 01/26/26(B)	1,000,000	975,703
OWS Cre Funding I 10.105%, ICE LIBOR
USD 1 MONTH +
4.900%, 09/01/23(A)(B)	3,283,126	3,274,970
Principal Financial Group
5.500%, 03/15/53	1,370,000	1,143,113
Prudential Financial MTN
1.500%, 03/10/26	2,500,000	2,258,531
Santander Holdings USA
3.244%, 10/05/26	3,020,000	2,712,259
Shinhan Financial Group
5.000%, 07/24/28(B)	1,000,000	956,709
Sumitomo Mitsui Financial Group MTN
5.808%, 09/14/33	1,500,000	1,419,802
Truist Bank
2.636%, H15T5Y + 1.150%, 09/17/29(A)	2,735,000	2,523,357
UBS Group
6.301%, H15T1Y + 2.000%, 09/22/34(A)(B)	1,925,000	1,823,413
5.959%, H15T1Y + 2.200%, 01/12/34(A)(B)	2,050,000	1,911,194
1.494%, H15T5Y + 0.850%, 08/10/27(A)(B)	495,000	428,758
UniCredit MTN
7.296%, USISDA05 + 4.914%, 04/02/34(A)(B)	2,000,000	1,855,906

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS —continued

	Face Amount	Value

FINANCIALS — continued
5.459%, H15T5Y + 4.750%, 06/30/35(A)(B)	$925,000	$758,845
Unum Group
6.750%, 12/15/28	465,000	467,598
US Bancorp
4.839%, SOFRRATE + 1.600%, 02/01/34(A)	1,438,000	1,228,699
USAA Capital
2.125%, 05/01/30(B)	2,500,000	1,978,283
Wells Fargo MTN
6.303%, SOFRRATE + 1.790%, 10/23/29(A)	580,000	575,204
5.013%, TSFR3M + 4.502%, 04/04/51(A)	2,075,000	1,645,601
4.897%, SOFRRATE + 2.100%, 07/25/33(A)	600,000	527,372
4.540%, SOFRRATE + 1.560%, 08/15/26(A)	2,300,000	2,228,700
4.300%, 07/22/27	1,225,000	1,141,786
4.100%, 06/03/26	425,000	401,348
3.350%, SOFRRATE + 1.500%, 03/02/33(A)	525,000	413,367
2.572%, TSFR3M + 1.262%, 02/11/31(A)	50,000	39,590
2.188%, U.S. SOFR + 2.000%, 04/30/26(A)	670,000	630,268
2.164%, TSFR3M + 1.012%, 02/11/26(A)	1,010,000	955,359
WLB Asset II D Pte
6.500%, 12/21/26(B)	2,500,000	2,356,940
		235,194,158

HEALTH CARE — 0.3%
Cigna Group
7.875%, 05/15/27	651,000	694,062
4.125%, 11/15/25	250,000	242,228
CVS Health
5.050%, 03/25/48	2,850,000	2,240,342
4.125%, 04/01/40	225,000	166,651
3.750%, 04/01/30	175,000	152,252
Elanco Animal Health
6.650%, 08/28/28	1,110,000	1,060,050
GE HealthCare Technologies
5.905%, 11/22/32(B)	1,000,000	967,982
Zoetis
4.500%, 11/13/25	600,000	585,448
		6,109,015

INDUSTRIALS — 1.0%
AerCap Ireland Capital DAC
3.300%, 01/30/32	1,655,000	1,281,282
3.000%, 10/29/28	225,000	189,505

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

INDUSTRIALS — continued
BNSF Railway 2007-1 Pass Through Trust
5.996%, 04/01/24	$5,569	$5,561
Burlington Northern and Santa Fe Railway Pass Through Trust, Ser 2006-1
5.720%, 01/15/24	5,271	5,373
Burlington Northern Santa Fe
3.750%, 04/01/24	1,025,000	1,016,161
Cemex
9.125%, H15T5Y + 5.157%(A)(B)(E)	2,500,000	2,562,623
5.200%, 09/17/30(B)	1,925,000	1,744,671
CRH America
3.875%, 05/18/25(B)	700,000	676,468
Family Forest Impact Foundation
5.500%, 07/01/32	1,250,000	1,189,255
Mileage Plus Holdings
6.500%, 06/20/27(B)	4,121,250	4,071,290
Nature Conservancy
3.957%, 03/01/52	2,485,000	1,841,113
Norfolk Southern
2.300%, 05/15/31	2,500,000	1,960,906
Union Pacific Railroad 2005 Pass Through Trust
5.082%, 01/02/29	43,775	42,578
Union Pacific Railroad 2007-3 Pass Through Trust
6.176%, 01/02/31	17,735	17,842
		16,604,628

INFORMATION TECHNOLOGY — 0.7%
Apple
3.000%, 06/20/27	2,500,000	2,320,301
Broadcom
4.150%, 11/15/30	435,000	378,643
4.110%, 09/15/28	525,000	481,546
Dell International
6.020%, 06/15/26	144,000	144,184
3.375%, 12/15/41	3,300,000	2,125,844
Intel
4.150%, 08/05/32(F)	2,500,000	2,220,723
Microchip Technology
0.983%, 09/01/24	975,000	934,229
Oracle
3.900%, 05/15/35	2,445,000	1,925,735
3.600%, 04/01/40	495,000	339,893
VMware
4.650%, 05/15/27	1,920,000	1,839,110
1.400%, 08/15/26	525,000	462,457
		13,172,665

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

MATERIALS — 0.6%
Air Products and Chemicals
4.800%, 03/03/33	$2,500,000	$2,343,106
BHP Billiton Finance USA
5.250%, 09/08/33	770,000	723,731
Celanese US Holdings
6.550%, 11/15/30	1,625,000	1,563,010
Dow Chemical
9.400%, 05/15/39	166,000	202,652
7.375%, 11/01/29	430,000	454,565
5.550%, 11/30/48	35,000	29,542
FMG Resources August 2006 Pty
6.125%, 04/15/32(B)	2,500,000	2,209,878
Inversiones CMPC
6.125%, 06/23/33(B)	1,060,000	997,990
LG Chemical
4.375%, 07/14/25(B)	575,000	558,291
		9,082,765

REAL ESTATE — 0.7%
American Tower
2.950%, 01/15/51‡	1,500,000	798,418
Boston Properties
6.500%, 01/15/34‡	475,000	433,736
3.250%, 01/30/31‡	2,825,000	2,142,852
Corporate Office Properties
2.750%, 04/15/31‡	1,040,000	762,260
Equinix
2.500%, 05/15/31‡	4,293,000	3,277,469
ERP Operating
4.150%, 12/01/28‡	3,672,000	3,396,655
Host Hotels & Resorts
2.900%, 12/15/31‡	1,581,000	1,181,472
Spirit Realty
3.400%, 01/15/30‡	1,570,000	1,292,453
		13,285,315

UTILITIES — 3.2%
Alabama Power
3.700%, 12/01/47	1,845,000	1,230,743
Avangrid
3.800%, 06/01/29	2,500,000	2,198,741
3.150%, 12/01/24	2,545,000	2,458,916
CenterPoint Energy Houston Electric
3.350%, 04/01/51	2,600,000	1,627,036
CenterPoint Energy Resources
1.750%, 10/01/30	1,320,000	993,913
Consolidated Edison of New York
4.450%, 03/15/44	965,000	734,833

CORPORATE OBLIGATIONS — continued

	Face Amount	Value

UTILITIES — continued
Continental Wind
6.000%, 02/28/33(B)	$1,332,705	$1,314,822
Dominion Energy
5.750%, ICE LIBOR USD 3 MONTH + 3.057%, 10/01/54(A)	1,875,000	1,763,124
Dominion Energy South Carolina
6.250%, 10/15/53	935,000	909,747
Electricite de France
6.250%, 05/23/33(B)	200,000	194,396
3.625%, 10/13/25(B)	1,000,000	960,833
Georgia Power
5.125%, 05/15/52	2,500,000	2,083,418
3.250%, 03/15/51	368,000	221,065
MidAmerican Energy
5.850%, 09/15/54	975,000	919,000
3.950%, 08/01/47	2,500,000	1,790,489
2.700%, 08/01/52	2,588,000	1,395,824
National Rural Utilities Cooperative Finance
4.150%, 12/15/32	2,500,000	2,159,899
NextEra Energy Capital Holdings
6.051%, 03/01/25	975,000	974,442
5.749%, 09/01/25	200,000	199,060
4.625%, 07/15/27	100,000	95,296
4.255%, 09/01/24	500,000	491,939
Niagara Mohawk Power
1.960%, 06/27/30(B)	2,500,000	1,918,603
NRG Energy
7.000%, 03/15/33(B)	2,035,000	1,923,453
NSTAR Electric
3.100%, 06/01/51	175,000	102,920
Pacific Gas and Electric
6.700%, 04/01/53	2,925,000	2,605,427
4.950%, 07/01/50	1,980,000	1,382,097
PacifiCorp
6.350%, 07/15/38	720,000	697,644
2.900%, 06/15/52	3,564,000	1,876,886
PECO Energy
4.150%, 10/01/44	1,015,000	753,957
3.000%, 09/15/49	1,005,000	584,841
Public Service Electric and Gas MTN
5.125%, 03/15/53	1,250,000	1,080,380
4.650%, 03/15/33	2,595,000	2,368,846
3.100%, 03/15/32	2,500,000	2,050,730
San Diego Gas & Electric
4.950%, 08/15/28	1,000,000	964,568
2.950%, 08/15/51	2,500,000	1,431,574

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
UTILITIES — continued
Solar Star Funding
3.950%, 06/30/35(B)	$961,010	$795,404
Southern
5.113%, 08/01/27	1,025,000	988,642
4.850%, 06/15/28	500,000	477,721
4.475%, 08/01/24(C)	700,000	690,673
4.000%, H15T5Y + 3.733%, 01/15/51(A)	1,550,000	1,414,196
3.750%, H15T5Y + 2.915%, 09/15/51(A)	1,450,000	1,239,883
Southern California Edison
3.650%, 06/01/51	3,000,000	1,893,149
3.450%, 02/01/52	2,530,000	1,523,450
2.750%, 02/01/32	2,500,000	1,949,643
Southern Power
0.900%, 01/15/26	1,160,000	1,039,076
Union Electric
3.900%, 04/01/52	2,195,000	1,511,614
		57,982,913
Total Corporate Obligations (Cost $537,342,972)		479,538,842

U.S. TREASURY OBLIGATIONS — 25.4%

U.S. Treasury Bonds
4.375%, 08/15/43	$3,592,000	$3,213,398
4.125%, 08/15/53	25,977,000	22,222,511
3.875%, 05/15/43	3,615,000	3,002,145
3.625%, 02/15/53	3,175,000	2,474,020
3.625%, 05/15/53	9,610,000	7,508,297
3.375%, 08/15/42	8,500,000	6,576,543
3.000%, 02/15/49	615,000	423,317
3.000%, 08/15/52	22,567,000	15,479,552
2.500%, 02/15/45	15,310,000	9,880,332
2.500%, 02/15/46	1,775,000	1,128,442
2.500%, 05/15/46	1,735,000	1,099,624
2.375%, 02/15/42	870,000	574,472
2.375%, 11/15/49	395,000	237,309
2.250%, 08/15/46	1,805,000	1,081,378
2.250%, 02/15/52	5,235,000	3,013,192
2.000%, 11/15/41	1,305,000	807,775
2.000%, 02/15/50	4,745,000	2,597,331
2.000%, 08/15/51	6,755,000	3,651,922
1.875%, 02/15/41	935,000	576,303
1.875%, 02/15/51	325,000	170,587
1.875%, 11/15/51	3,200,000	1,669,000
1.625%, 11/15/50	4,615,000	2,260,449
1.250%, 05/15/50	625,000	274,951
1.125%, 08/15/40	1,255,000	677,651

U.S. TREASURY OBLIGATIONS — continued

	Face Amount	Value
U.S. Treasury Inflation Indexed Bond
1.500%, 02/15/53	$2,418,952	$1,893,845
U.S. Treasury Notes
5.582%, USBMMY3M + 0.200%, 01/31/25(A)	148,870,000	149,120,040
5.526%, USBMMY3M + 0.169%, 04/30/25(A)	25,700,000	25,725,516
5.000%, 10/31/25	480,000	479,363
4.750%, 07/31/25	2,770,000	2,751,930
4.625%, 06/30/25	17,695,000	17,544,315
4.625%, 10/15/26	615,000	610,388
4.625%, 09/30/28	615,000	609,427
4.500%, 07/15/26	1,940,000	1,918,781
4.250%, 05/31/25	1,020,000	1,005,338
4.125%, 07/31/28	5,250,000	5,093,115
4.125%, 11/15/32	30,110,000	28,366,912
4.000%, 02/29/28	3,130,000	3,026,808
4.000%, 06/30/28	3,325,000	3,209,924
4.000%, 10/31/29	882,000	839,933
4.000%, 02/28/30	1,520,000	1,443,644
4.000%, 07/31/30	1,200,000	1,136,719
3.875%, 08/15/33	15,045,000	13,848,452
3.750%, 05/31/30	3,410,000	3,185,952
3.625%, 03/31/30	8,000,000	7,429,375
3.500%, 01/31/28	13,100,000	12,420,949
3.500%, 01/31/30	8,465,000	7,819,213
3.500%, 02/15/33	5,825,000	5,214,285
3.375%, 05/15/33	8,525,000	7,537,965
2.875%, 05/15/32	12,395,000	10,635,975
2.750%, 05/31/29	3,860,000	3,456,057
2.750%, 08/15/32	1,621,000	1,371,265
2.375%, 03/31/29	4,610,000	4,058,601
2.375%, 05/15/29	918,000	806,513
1.875%, 02/15/32	305,000	242,392
1.625%, 05/15/31	1,110,000	883,794
1.375%, 12/31/28	6,335,000	5,328,824
1.375%, 11/15/31	11,015,000	8,454,013
1.250%, 08/15/31	10,810,000	8,279,784
1.125%, 02/29/28	4,795,000	4,101,973
1.125%, 02/15/31	2,385,000	1,846,978
0.875%, 11/15/30	1,180,000	902,101
0.750%, 01/31/28	1,450,000	1,222,984
0.625%, 12/31/27	7,560,000	6,362,508

Total U.S. Treasury Obligations (Cost $493,717,151)		450,786,452

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — 5.9%

	Face Amount	Value
Automotive — 3.0%
American Credit Acceptance Receivables Trust, Ser 2022- 2, Cl D
4.850%, 06/13/28 (B)	$2,555,000	$2,479,054
American Credit Acceptance Receivables Trust, Ser 2023- 4, Cl D
7.650%, 09/12/30	1,155,000	1,154,767
CAL Receivables 2022-1, Ser 2022-1, Cl B
9.670%, SOFR30A + 4.350%, 10/15/26 (A)(B)	2,520,000	2,494,906
Credit Acceptance Auto Loan Trust 2020-3, Ser 2020-3A, Cl C
2.280%, 02/15/30 (B)	1,200,000	1,184,355
Drive Auto Receivables Trust 2020-2, Ser 2020-2, Cl D
3.050%, 05/15/28	2,001,785	1,969,487
Exeter Automobile Receivables Trust 2023-2, Ser 2023-2A, Cl D
6.320%, 08/15/29	2,140,000	2,086,785
Exeter Automobile Receivables Trust, Ser 2021-3A, Cl D
1.550%, 06/15/27	5,200,000	4,765,656
Exeter Automobile Receivables Trust, Ser 2022-2A, Cl D
4.560%, 07/17/28	3,200,000	3,044,960
Exeter Automobile Receivables Trust, Ser 2022-3A, Cl D
6.760%, 09/15/28	3,000,000	2,946,032
Exeter Automobile Receivables Trust, Ser 2022-5A, Cl D
7.400%, 02/15/29	3,945,000	3,941,057
Flagship Credit Auto Trust, Ser 2022-2, Cl D
5.800%, 04/17/28 (B)	2,110,000	2,011,132
Ford Credit Auto Owner Trust 2021-REV1, Ser 2021-1, Cl D
2.310%, 10/17/33 (B)	1,750,000	1,534,667
GLS Auto Receivables Issuer Trust 2021-4, Ser 2021-4A, Cl D
2.480%, 10/15/27 (B)	3,500,000	3,224,913
GLS Auto Receivables Issuer Trust 2023-1, Ser 2023-1A, Cl D
7.010%, 01/16/29 (B)	1,415,000	1,405,309
GLS Auto Receivables Issuer Trust 2023-2, Ser 2023-2A, Cl D
6.310%, 03/15/29 (B)	1,100,000	1,074,472

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
GLS Auto Receivables Issuer Trust, Ser 2022-2A, Cl D
6.150%, 04/17/28 (B)	$2,500,000	$2,439,936
Octane Receivables Trust 2023- 1, Ser 2023-1A, Cl C
6.370%, 09/20/29 (B)	895,000	883,353
Octane Receivables Trust 2023- 2, Ser 2023-2A, Cl C
6.240%, 06/20/31 (B)	3,580,000	3,521,270
Santander Drive Auto Receivables Trust, Ser 2022- 7, Cl C
6.690%, 03/17/31	3,340,000	3,347,878
Tesla Auto Lease Trust 2023-B, Ser 2023-B, Cl B
6.570%, 08/20/27 (B)	870,000	868,879
Tesla Auto Lease Trust, Ser 2021-A, Cl B
1.020%, 03/20/25 (B)	934,408	931,673
Westlake Automobile Receivables Trust 2022-1, Ser 2022-1A, Cl D
3.490%, 03/15/27 (B)	345,000	327,042
Westlake Automobile Receivables Trust 2023-1, Ser 2023-1A, Cl D
6.790%, 11/15/28 (B)	1,925,000	1,900,133
Westlake Automobile Receivables Trust 2023-2, Ser 2023-2A, Cl D
7.010%, 11/15/28 (B)	2,340,000	2,317,527
		51,855,243
Other Asset-Backed Securities — 2.9%
AEP Texas Central Transition Funding III, Ser 2012-1, Cl A3
2.845%, 03/01/26	46,028	45,151
DRIVEN BRANDS FUNDING, Ser 2019-1A, Cl A2
4.641%, 04/20/49 (B)	3,486,150	3,268,032
Frontier Issuer, Ser 2023-1, Cl A2
6.600%, 08/20/53 (B)	1,000,000	949,108
Frontier Issuer, Ser 2023-1, Cl C
11.500%, 08/20/53 (B)	1,000,000	952,803
GoodLeap Sustainable Home Solutions Trust 2021-5, Ser 2021-5CS, Cl B
2.560%, 10/20/48 (B)	2,384,661	1,673,190
GoodLeap Sustainable Home Solutions Trust 2023-1, Ser 2023-1GS, Cl A
5.520%, 02/22/55 (B)	1,722,521	1,576,846

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
GoodLeap Sustainable Home Solutions Trust, Ser 2022-3CS, Cl B
5.500%, 07/20/49 (B)	$1,250,000	$1,032,250
GoodLeap Sustainable Home Solutions Trust, Ser 2022-4CS, Cl B
5.550%, 11/20/54 (B)	1,118,000	944,316
Helios Issuer, Ser 2023-GRID1, Cl 1A
5.750%, 12/20/50 (B)	950,000	933,440
Hertz Vehicle Financing III, Ser 2023-2A, Cl A
5.570%, 09/25/29 (B)	2,000,000	1,924,721
Mosaic Solar Loan Trust, Ser 2022-1A, Cl B
3.160%, 01/20/53 (B)	1,218,139	938,152
Navient Student Loan Trust 2016-1, Ser 2016-1A, Cl A
6.135%, SOFR30A + 0.814%, 02/25/70 (A)(B)	364,030	359,984
Navient Student Loan Trust 2016-5, Ser 2016-5A, Cl A
6.685%, SOFR30A + 1.364%, 06/25/65 (A)(B)	2,911,423	2,923,598
Navient Student Loan Trust 2016-6, Ser 2016-6A, Cl A3
6.735%, SOFR30A + 1.414%, 03/25/66 (A)(B)	106,562	106,695
Navient Student Loan Trust 2018-2, Ser 2018-2A, Cl A3
6.185%, SOFR30A + 0.864%, 03/25/67 (A)(B)	5,039,110	4,985,853
Navient Student Loan Trust 2021-1, Ser 2021-1A, Cl A1B
6.035%, SOFR30A + 0.714%, 12/26/69 (A)(B)	4,793,044	4,719,735
Neuberger Berman Loan Advisers CLO, Ser 2022-47A, Cl C
7.444%, TSFR3M + 2.050%, 04/14/35 (A)(B)	6,000,000	5,837,664
OneMain Financial Issuance Trust 2023-1, Ser 2023-1A, Cl A
5.500%, 06/14/38 (B)	2,050,000	1,962,728
SBAP 2004-20K 1
4.880%, 11/01/24	635	627
SBAP 2006-20B 1, Ser 2006- 20B, Cl 1
5.350%, 02/01/26	1,059	1,036
SBAP 2006-20C 1, Ser 2006- 20C, Cl 1
5.570%, 03/01/26	944	925

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
SBAP 2007-20C 1
5.230%, 03/01/27	$966	$944
SLM Student Loan Trust 2004-3, Ser 2014-3A, Cl A6B
6.146%, SOFR90A + 0.812%, 10/25/64 (A)(B)	2,809,274	2,743,890
SLM Student Loan Trust 2009-3, Ser 2009-3, Cl A
6.185%, SOFR30A + 0.864%, 01/25/45 (A)(B)	1,802,824	1,776,986
SMB Private Education Loan Trust 2017-B, Ser 2017-B, Cl A2A
2.820%, 10/15/35 (B)	69,772	66,638
SMB Private Education Loan Trust 2018-A, Ser 2018-A, Cl A2A
3.500%, 02/15/36 (B)	748,603	715,965
SMB Private Education Loan Trust 2023-B, Ser 2023-B, Cl A1A
4.990%, 10/16/56 (B)	1,693,970	1,603,189
SOUND POINT CLO XXII, Ser 2021-1A, Cl CR
7.927%, TSFR3M + 2.512%, 01/20/32 (A)(B)	3,480,000	3,367,975
Sunnova Helios XI Issuer, Ser 2023-A, Cl A
5.300%, 05/20/50 (B)	977,635	925,598
Sunnova Helios XII Issuer, Ser 2023-B, Cl A
5.300%, 08/22/50 (B)	982,679	929,765
Sunrun Julius Issuer 2023-2, Ser 2023-2A, Cl A1
6.600%, 01/30/59 (B)	1,264,422	1,227,686
United States Small Business Administration, Ser 2003-20K, Cl 1
4.980%, 11/01/23	1,372	1,371
United States Small Business Administration, Ser 2004-20L, Cl 1
4.870%, 12/01/24	1,091	1,081
United States Small Business Administration, Ser 2005-20A, Cl 1
4.860%, 01/01/25	406	400
United States Small Business Administration, Ser 2005-20E, Cl 1
4.840%, 05/01/25	256	252

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
United States Small Business Administration, Ser 2005-20G, Cl 1
4.750%, 07/01/25	$1,905	$1,871
United States Small Business Administration, Ser 2005-20H, Cl 1
5.110%, 08/01/25	3,464	3,409
United States Small Business Administration, Ser 2005-20J, Cl 1
5.090%, 10/01/25	4,242	4,143
United States Small Business Administration, Ser 2006-20F, Cl 1
5.820%, 06/01/26	588	573
United States Small Business Administration, Ser 2006-20G, Cl 1
6.070%, 07/01/26	1,718	1,691
United States Small Business Administration, Ser 2006-20H, Cl 1
5.700%, 08/01/26	1,147	1,129
United States Small Business Administration, Ser 2007-20D, Cl 1
5.320%, 04/01/27	3,358	3,260
United States Small Business Administration, Ser 2007-20E, Cl 1
5.310%, 05/01/27	1,198	1,168
United States Small Business Administration, Ser 2007-20F, Cl 1
5.710%, 06/01/27	3,010	2,976
Vivint Solar Financing V, Ser 2018-1A, Cl B
7.370%, 04/30/48 (B)	506,492	464,566
Vivint Solar Financing VII, Ser 2020-1A, Cl A
2.210%, 07/31/51 (B)	1,305,760	1,013,007
Wellfleet CLO X, Ser 2021-XA, Cl BR
7.877%, TSFR3M + 2.462%, 07/20/32 (A)(B)	2,000,000	1,956,092
		51,952,479
Total Asset-Backed Securities
(Cost $106,176,278)		103,807,722

MUNICIPAL BONDS — 2.2%

	Face Amount	Value
Alaska — 0.2%
City of Port Lions Alaska
7.500%, 10/01/52	$3,025,000	$2,925,625

California — 0.8%
California Health Facilities Financing Authority
3.034%, 06/01/34	1,865,000	1,459,067
2.984%, 06/01/33	3,090,000	2,465,429
City & County of San Francisco California Community Facilities District No. 2014-1
6.332%, 09/01/51	1,250,000	1,189,491
3.482%, 09/01/50	2,500,000	1,578,294
City of Los Angeles California, Ser A
5.000%, 09/01/42	2,500,000	2,174,436
City of Los Angeles Department of Airports Customer Facility Charge Revenue, RB
3.258%, 05/15/30	2,250,000	1,966,379
3.158%, 05/15/29	1,000,000	890,308
Los Angeles Unified School District, Ser RY
6.758%, 07/01/34	100,000	105,696
Regents of the University of California Medical Center Pooled Revenue
4.563%, 05/15/53	600,000	474,448
State of California
7.625%, 03/01/40	40,000	45,519
7.550%, 04/01/39	100,000	114,109
7.500%, 04/01/34	675,000	755,511
7.300%, 10/01/39	625,000	688,997
Tuolumne Wind Project Authority
6.918%, 01/01/34	1,100,000	1,162,325
		15,070,009

Connecticut — 0.1%
Connecticut Green Bank
2.900%, 11/15/35	2,500,000	1,903,843

District of Columbia — 0.1%
District of Columbia
2.932%, 04/01/33	1,590,000	1,248,861

Florida — 0.1%
Florida Development Finance, RB
8.000%, 07/01/57 (A)(B)	1,000,000	1,006,952

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

MUNICIPAL BONDS — continued

	Face Amount	Value
Hawaii — 0.1%
State of Hawaii Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	$990,831	$929,740

Illinois — 0.1%
State of Illinois 5.100%, 06/01/33	1,850,000	1,714,113

Massachusetts — 0.0%
Massachusetts Housing Finance Agency, Ser 226-SOCIAL
5.562%, 12/01/52	500,000	484,369

Montana — 0.0%
County of Gallatin Montana, RB
11.500%, 09/01/27 (B)	500,000	519,473

New Hampshire — 0.0%
New Hampshire Business Finance Authority, RB
5.470%, 07/01/33 (A)(B)	850,000	850,000

New Jersey — 0.2%
New Jersey Economic Development Authority
4.934%, 03/01/25	750,000	741,103
New Jersey Housing & Mortgage Finance Agency, Ser C
3.100%, 11/01/40	3,100,000	2,079,014
New Jersey Turnpike Authority
7.414%, 01/01/40	275,000	309,184
7.102%, 01/01/41	925,000	1,011,442
		4,140,743

New York — 0.2%
Metropolitan Transportation Authority, Ser C2
5.175%, 11/15/49	1,250,000	1,025,875
New York State Energy Research & Development Authority, Ser A
4.871%, 04/01/37	2,820,000	2,283,349
		3,309,224

Ohio — 0.1%
American Municipal Power, Sub-Ser
6.449%, 02/15/44	1,740,000	1,770,603

MUNICIPAL BONDS — continued

	Face Amount	Value
Other — 0.1%
Freddie Mac Multifamily ML Certificates
1.877%, 07/25/37	$2,175,754	$1,530,326

Pennsylvania — 0.1%
Redevelopment Authority of the City of Philadelphia, Ser A
3.172%, 09/01/41	2,000,000	1,346,215

South Dakota — 0.0%
South Dakota Housing Development Authority, Ser E, RB
5.460%, 05/01/53	290,000	281,972

Wisconsin — 0.0%
County of Fond Du Lac Wisconsin
5.569%, 11/01/51 (B)	500,000	426,430

Total Municipal Bonds

(Cost $43,267,403)		39,458,498

SOVEREIGN DEBT — 0.5%

CANADA — 0.3%
CDP Financial MTN
1.000%, 05/26/26(B)	$2,500,000	$2,242,695
Hydro-Quebec
8.050%, 07/07/24	2,500,000	2,533,010

		4,775,705

COLOMBIA — 0.0%
Colombia Government International Bond
5.625%, 02/26/44	1,200,000	838,601

JAPAN — 0.1%
Japan Bank for International Cooperation
4.375%, 10/05/27	1,000,000	971,869

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

SOVEREIGN DEBT — continued

	Face Amount	Value
NETHERLANDS — 0.1%
Nederlandse Waterschapsbank
1.000%, 05/28/30(B)	$2,500,000	$1,926,144

Total Sovereign Debt

(Cost $8,929,114)		8,512,319

PREFERRED STOCK — 0.2%

	Shares
PREFERRED STOCK — 0.2%
Citigroup Capital XIII, 12.022%, TSFR3M + 6.632%, 10/30/40(A)	108,715	3,116,859

Total Preferred Stock

(Cost $2,861,568)		3,116,859

BANK LOAN OBLIGATION — 0.1%

	Face Amount

ECOLOGICAL SERVICES & EQUIPMENT — 0.1%
Terraform Power Operating Specified Refinancing Term Loan
7.842%, CME Term SOFR + 2.500%, 05/21/29(A)	$2,280,151	2,260,199

Total Bank Loan Obligation

(Cost $2,274,849)		2,260,199

U.S. GOVERNMENT AGENCY OBLIGATION — 0.0%

United States International Development Finance
1.790%, 10/15/29	$355,378	$316,497

Total U.S. Government Agency Obligation

(Cost $334,662)		316,497

SHORT-TERM INVESTMENT — 0.0%

	Shares	Value
State Street Institutional US Government Money Market Fund, Premier Class, 5.300%, (G)

(Cost $876,760)	876,760	$876,760

Total Short-Term Investment

(Cost $876,760)		876,760

Total Investments in Securities— 97.0%
(Cost $1,917,387,412)		$1,719,993,594

Percentages are based on Net Assets of $1,772,881,355.

A list of the open futures contracts held by the Fund at October 31, 2023, is as follows:

Type of Contract	Number of Contracts		Notional Amount	Value	Unrealized Depreciation

Long Contracts
U.S. 5-Year Treasury Note	3,565	Dec-2023	$379,071,898	$372,458,945	$(6,612,952)
Ultra 10-Year U.S. Treasury Note	252	Dec-2023	28,903,158	27,424,688	(1,478,471)

			407,975,056	399,883,633	(8,091,423)

‡	Real Estate Investment Trust.
(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2023 was $255,435,895 and represented 14.4% of Net Assets.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)	Zero coupon security.
(E)	Perpetual security with no stated maturity date.
(F)	This security or a partial position of this security is on loan at October 31, 2023. The total market value of securities on loan at October 31, 2023 was $854,556.
(G)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2023, was $876,760.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

OCTOBER 31, 2023

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

H15T1Y — US Treasury Yield Curve Rate T Note Constant Mat 1 Year

H15T5Y — US Treasury Yield Curve Rate T Note Constant Mat 5 Year

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PJSC — Public Joint Stock Company

REMIC — Real Estate Mortgage Investment Conduit

RFUCCT1Y — Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year

RB — Revenue Bond

Ser — Series

SOFR — Secured Overnight Financing Rate

SOFR30A — Secured Overnight Financing Rate 30-day Average

SOFR90A — Secured Overnight Financing Rate 90-day Average

SOFRINDX — Secured Overnight Financing Rate Index

TSFR1M — Term Structured Financing Rate 1 Month Average

TSFR3M — Term Structured Financing Rate 3 Month Average

TSFR12M — Term Structured Financing Rate 12 Month Average

USBMMY3M — U.S. Treasury Bill Money Market Yield 3 Month

USD — United States Dollar

USISDA05 — US Mid-Market Swap Rate 5 Year

USSW5 — USD Swap Semi 30/360 5 Year Current

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Mortgage-Backed Securities	$—	$631,319,446	$—	$631,319,446
Corporate Obligations	—	479,538,842	—	479,538,842
U.S. Treasury Obligations	—	450,786,452	—	450,786,452
Asset-Backed Securities	—	103,807,722	—	103,807,722
Municipal Bonds	—	39,458,498	—	39,458,498
Sovereign Debt	—	8,512,319	—	8,512,319
Preferred Stock	3,116,859	—	—	3,116,859
Bank Loan Obligation	—	2,260,199	—	2,260,199
Short-Term Investment	876,760	—	—	876,760
U.S. Government Agency Obligation	—	316,497	—	316,497

Total Investments in Securities	$3,993,619	$1,715,999,975	$—	$1,719,993,594

Other Financial Instruments	Level 1	Level 2	Level 3	Total

Futures Contracts*
Unrealized Depreciation	(8,091,423)	–	–	(8,091,423)

Total Other Financial Instruments	$(8,091,423)	$–	$–	$(8,091,423)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “—” are $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†
† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS

MORTGAGE-BACKED SECURITIES — 28.9%

	Face Amount	Value
Agency Mortgage-Backed Obligation — 16.2%
FHLMC
5.500%, 11/01/52	$8,081,510	$7,673,028
4.500%, 10/01/52	3,496,377	3,125,000
4.500%, 09/01/52	2,721,623	2,432,537
4.000%, 07/01/52	4,094,362	3,540,186
FHLMC Multifamily ML Certificates, Ser 2023-ML18, Cl XCA, IO
1.508%, 09/25/37 (A)	23,675,000	2,367,318
FNMA
5.500%, 12/01/52	418,585	397,405
5.000%, 11/01/52	8,889,768	8,202,179
4.500%, 09/01/52	4,996,041	4,465,325
4.000%, 10/01/52	474,511	410,222
4.000%, 07/01/52	922,621	796,742
4.000%, 06/01/52	11,566,564	10,003,586
FREMF 2017-K70 Mortgage Trust, Ser K70, Cl C
3.809%, 12/25/49 (A)(B)	1,800,000	1,621,705
FREMF 2019-K88 Mortgage Trust, Ser K88, Cl C
4.382%, 02/25/52 (A)(B)	1,500,000	1,344,609
FREMF Mortgage Trust, Ser 2015-K48, Cl C
3.646%, 08/25/48 (A)(B)	1,500,000	1,426,806
FREMF Mortgage Trust, Ser 2017-K65, Cl C
4.078%, 07/25/50 (A)(B)	1,600,000	1,473,359
FREMF Mortgage Trust, Ser 2017-K729, Cl B
3.674%, 11/25/49 (A)(B)	1,111,948	1,076,558

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
FREMF Mortgage Trust, Ser 2018-K80, Cl C
4.232%, 08/25/50 (A)(B)	$1,270,000	$1,148,969
FREMF Mortgage Trust, Ser 2019-K91, Cl C
4.257%, 04/25/51 (A)(B)	870,000	772,382
FREMF Mortgage Trust, Ser 2019-K93, Cl C
4.116%, 05/25/52 (A)(B)	505,000	445,514
GNMA
6.000%, 08/20/53	2,985,615	2,926,136
5.500%, 06/20/53	1,604,524	1,535,101
5.500%, 05/20/53	6,150,397	5,884,471
5.500%, 04/20/53	6,659,665	6,371,858
5.500%, 02/20/53	1,989,714	1,905,322
5.000%, 06/20/53	5,483,171	5,105,075
5.000%, 03/20/53	4,262,604	3,968,132
5.000%, 02/20/53	4,385,884	4,087,413
		84,506,938

Non-Agency Mortgage-Backed Obligation — 12.7%
Aventura Mall Trust, Ser AVM, Cl D
4.249%, 07/05/40 (A)(B)	1,500,000	1,213,109
BBCMS Mortgage Trust, Ser 2018-TALL, Cl A
6.254%, TSFR1M + 0.919%, 03/15/37 (A)(B)	2,000,000	1,849,171
BBCMS Mortgage Trust, Ser 2018-TALL, Cl C
6.653%, TSFR1M + 1.318%, 03/15/37 (A)(B)	1,900,000	1,524,751
BPR Trust 2023-BRK2, Ser BRK2, Cl A
7.147%, 11/05/28 (A)(B)	2,100,000	2,080,617
BPR Trust 2023-BRK2, Ser BRK2, Cl C
8.630%, 11/05/28 (A)(B)	1,500,000	1,486,615
BX Commercial Mortgage Trust, Ser 2021-VOLT, Cl C
6.549%, TSFR1M + 1.214%, 09/15/36 (A)(B)	1,250,000	1,200,816
BX Commercial Mortgage Trust, Ser 2022-AHP, Cl AS
6.825%, TSFR1M + 1.490%, 01/17/39 (A)(B)	2,500,000	2,431,097
BX Trust, Ser 2022-CLS, Cl B
6.300%, 10/13/27 (B)	2,200,000	1,979,730
CENT Trust 2023-CITY, Ser CITY, Cl A
7.955%, TSFR1M + 2.620%, 09/15/28 (A)(B)	2,300,000	2,307,193
Century Plaza Towers, Ser 2019-CPT, Cl A
2.865%, 11/13/39 (B)	530,000	418,513

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
Century Plaza Towers, Ser 2019-CPT, Cl B
2.997%, 11/13/39 (A)(B)	$1,000,000	$739,927
CFCRE Commercial Mortgage Trust, Ser 2016-C6, Cl AM
3.502%, 11/10/49 (A)	3,005,000	2,679,180
CHNGE Mortgage Trust, Ser 2022-NQM1, Cl A3
5.820%, 06/25/67 (B)(C)	987,639	946,458
Citigroup Commercial Mortgage Trust 2013-GC17, Ser GC17, Cl C
5.100%, 11/10/46 (A)	1,095,000	1,073,551
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl AS
4.026%, 05/10/47	2,365,000	2,301,955
Citigroup Commercial Mortgage Trust, Ser 2014-GC21, Cl C
4.780%, 05/10/47 (A)	3,400,000	2,894,871
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AS
4.032%, 12/10/49 (A)	1,400,000	1,262,702
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/46	1,500,000	1,245,000
COMM Mortgage Trust, Ser 2020-CBM, Cl A2
2.896%, 02/10/37 (B)	600,000	566,125
COMM Mortgage Trust, Ser 2020-CBM, Cl D
3.633%, 02/10/37 (A)(B)	275,000	252,851
COMM Mortgage Trust, Ser 2022-HC, Cl A
2.819%, 01/10/39 (B)	386,000	324,638
COMM Mortgage Trust, Ser 2022-HC, Cl C
3.376%, 01/10/39 (B)	500,000	395,701
CSMC OA, Ser 2014-USA, Cl A2
3.953%, 09/15/37 (B)	1,000,000	830,907
Extended Stay America Trust, Ser 2021-ESH, Cl B
6.829%, TSFR1M + 1.494%, 07/15/38 (A)(B)	426,307	418,292
FIVE Mortgage Trust, Ser 2023- V1, Cl C
6.405%, 02/10/56 (A)	1,440,000	1,286,906
GAM RE-REMIC TRUST 2021- FRR2, Ser FRR2, Cl AK44
1.950%, 09/27/51 (A)(B)	1,200,000	1,110,733
GAM RE-REMIC Trust 2022- FRR3, Ser FRR3, Cl AK47
0.700%, 05/27/48 (A)(B)	600,000	534,688

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
GAM RE-REMIC TRUST, Ser 2021-FRR2, Cl BK44
1.710%, 09/27/51 (A)(B)	$1,570,000	$1,432,566
GS Mortgage Securities Corporation Trust, Ser 2021- IP, Cl A
6.400%, TSFR1M + 1.064%, 10/15/36 (A)(B)	2,000,000	1,907,354
GS Mortgage Securities II, Ser 2012-BWTR, Cl A
2.954%, 11/05/34 (B)	1,750,000	1,291,852
GS Mortgage Securities II, Ser 2018-GS10, Cl WLSA
4.904%, 03/10/33 (A)(B)	148,000	133,474
GS Mortgage Securities II, Ser 2018-GS10, Cl WLSB
4.904%, 03/10/33 (A)(B)	294,000	259,441
GS Mortgage Securities Trust, Ser 2014-GC22, Cl B
4.391%, 06/10/47 (A)	2,300,000	1,819,535
Hudson Yards Mortgage Trust, Ser 2016-10HY, Cl A
2.835%, 08/10/38 (B)	1,500,000	1,350,720
Hudson Yards Mortgage Trust, Ser 2019-55HY, Cl D
2.943%, 12/10/41 (A)(B)	1,500,000	1,088,144
JP Morgan Chase Commercial Mortgage Securities Trust, Ser 2014-C20, Cl AS
4.043%, 07/15/47	1,170,000	1,142,243
JPMBB Commercial Mortgage Securities Trust 2015-C28, Ser C28, Cl C
4.134%, 10/15/48 (A)	1,500,000	1,363,020
JPMBB Commercial Mortgage Securities Trust, Ser 2015- C28, Cl B
3.986%, 10/15/48	2,925,000	2,684,714
JPMDB Commercial Mortgage Securities Trust, Ser 2017-C5, Cl AS
3.858%, 03/15/50 (A)	2,500,000	2,031,774
Life Mortgage Trust, Ser 2021- BMR, Cl C
6.549%, TSFR1M + 1.214%, 03/15/38 (A)(B)	737,228	711,344
LUXE Trust, Ser 2021-TRIP, Cl E
8.205%, TSFR1M + 2.864%, 10/15/38 (A)(B)	1,500,000	1,442,612
One Bryant Park Trust, Ser 2019-OBP, Cl A
2.516%, 09/15/54 (B)	1,000,000	783,787

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
One Market Plaza Trust, Ser 2017-1MKT, Cl B
3.845%, 02/10/32 (B)	$250,000	$215,000
One Market Plaza Trust, Ser 2017-1MKT, Cl C
4.016%, 02/10/32 (B)	500,000	412,500
One Market Plaza Trust, Ser 2017-1MKT, Cl D
4.146%, 02/10/32 (B)	1,000,000	785,000
SFAVE Commercial Mortgage Securities Trust, Ser 2015- 5AVE, Cl A1
3.872%, 01/05/43 (A)(B)	530,000	352,628
Shops at Crystals Trust 2016- CSTL, Ser CSTL, Cl A
3.126%, 07/05/36 (B)	1,018,000	919,092
SPGN Mortgage Trust, Ser 2022-TFLM, Cl D
8.835%, TSFR1M + 3.500%, 02/15/39 (A)(B)	530,000	491,528
STWD Mortgage Trust, Ser 2021-LIH, Cl AS
6.706%, TSFR1M + 1.371%, 11/15/36 (A)(B)	715,000	695,738
STWD Mortgage Trust, Ser 2021-LIH, Cl D
7.754%, TSFR1M + 2.419%, 11/15/36 (A)(B)	450,000	430,971
SUMIT Mortgage Trust, Ser 2022-BVUE, Cl A
2.789%, 02/12/41 (B)	660,000	495,410
Wells Fargo Commercial Mortgage Trust, Ser 2017- RB1, Cl D
3.401%, 03/15/50 (B)	1,500,000	610,385
Wells Fargo Commercial Mortgage Trust, Ser 2022-C62, Cl D
2.500%, 04/15/55 (B)	2,000,000	883,239
WFRBS Commercial Mortgage Trust, Ser 2013-C15, Cl B
4.213%, 08/15/46 (A)	1,000,000	817,500
WFRBS Commercial Mortgage Trust, Ser 2014-C19, Cl B
4.723%, 03/15/47 (A)	2,093,258	1,989,094
WFRBS Commercial Mortgage Trust, Ser 2014-C21, Cl B
4.213%, 08/15/47 (A)	2,500,000	2,256,165

MORTGAGE-BACKED SECURITIES — continued

	Face Amount	Value
WFRBS Commercial Mortgage Trust, Ser 2014-LC14, Cl D
4.586%, 03/15/47 (A)(B)	$900,000	$716,915
		66,869,842

Total Mortgage-Backed Securities

(Cost $161,887,861)		151,376,780

U.S. TREASURY OBLIGATIONS — 24.8%

U.S. Treasury Notes
5.557%, USBMMY3M + 0.200%, 01/31/25(A)	$48,410,000	$48,491,308
5.526%, USBMMY3M + 0.169%, 04/30/25(A)	3,580,000	3,583,554
5.394%, USBMMY3M + 0.037%, 07/31/24(A)	20,100,000	20,105,338
5.282%, USBMMY3M + -0.075%, 04/30/24(A)	11,550,000	11,547,791
5.000%, 10/31/25	480,000	479,363
4.125%, 07/31/28	11,570,000	11,228,775
4.125%, 11/15/32	5,260,000	4,955,495
4.000%, 02/29/28	3,170,000	3,066,480
4.000%, 06/30/28	3,280,000	3,167,891
3.875%, 11/30/27	1,880,000	1,811,630
3.875%, 08/15/33	6,820,000	6,277,597
3.625%, 03/31/28	1,770,000	1,685,095
3.500%, 01/31/28	3,380,000	3,205,983
3.500%, 04/30/28	6,560,000	6,209,706
3.500%, 04/30/30	4,195,000	3,869,888
3.125%, 08/31/27	685,000	643,499

Total U.S. Treasury Obligations

(Cost $132,402,710)		130,329,393

CORPORATE OBLIGATIONS — 23.1%

CONSUMER DISCRETIONARY — 0.2%
General Motors
5.400%, 10/15/29	$1,175,000	$1,103,993

CONSUMER STAPLES — 0.4%
CVS Pass-Through Trust
6.036%, 12/10/28	1,399,817	1,384,477
Delta Air Lines
4.750%, 10/20/28(B)	500,000	469,933
		1,854,410

ENERGY — 1.3%
Devon Energy
7.875%, 09/30/31	340,000	363,613

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
ENERGY — continued
Diamondback Energy
6.250%, 03/15/33	$1,690,000	$1,668,080
Energy Transfer
6.100%, 12/01/28	1,955,000	1,931,210
Equities
5.700%, 04/01/28	500,000	486,448
MidAmerican Energy
3.100%, 05/01/27	1,292,000	1,186,154
Ovintiv
5.650%, 05/15/28	1,000,000	971,374
		6,606,879

FINANCIALS — 16.9%
ABN AMRO Bank
2.470%, H15T1Y + 1.100%, 12/13/29(A)(B)	1,000,000	814,537
Aflac
1.125%, 03/15/26	1,500,000	1,346,715
Athene Global Funding
1.450%, 01/08/26(B)	2,560,000	2,292,742
Bank of America MTN
3.559%, TSFR3M + 1.322%, 04/23/27(A)	1,750,000	1,634,436
1.530%, SOFRRATE + 0.650%, 12/06/25(A)	1,000,000	944,248
Bank of Nova Scotia
0.650%, 07/31/24	1,000,000	961,013
BB Blue Financing DAC
4.395%, 09/20/29	2,500,000	2,413,242
BGC Group
8.000%, 05/25/28	910,000	886,625
Blackstone Private Credit Fund
2.625%, 12/15/26	2,625,000	2,247,106
2.350%, 11/22/24	3,000,000	2,854,046
Blue Owl Capital
3.750%, 07/22/25	2,075,000	1,938,457
BPCE
2.045%, SOFRRATE + 1.087%, 10/19/27(A)(B)	1,000,000	872,619
Cantor Fitzgerald
4.875%, 05/01/24(B)	1,140,000	1,125,112
Capital One Financial
4.166%, SOFRRATE + 1.370%, 05/09/25(A)	2,805,000	2,748,155
Central American Bank for Economic Integration
5.000%, 02/09/26(B)	500,000	491,221
Citigroup
6.049%, SOFRRATE + 0.694%, 01/25/26(A)	1,000,000	991,158
6.042%, SOFRRATE + 0.686%, 10/30/24(A)	1,000,000	997,280

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
2.014%, SOFRRATE + 0.694%, 01/25/26(A)	$1,284,000	$1,212,250
1.281%, SOFRRATE + 0.528%, 11/03/25(A)	1,000,000	946,368
Conservation Fund A Nonprofit
3.474%, 12/15/29	1,000,000	836,134
Council of Europe Development Bank
3.000%, 06/16/25	1,000,000	963,237
Deutsche Bank NY
1.686%, 03/19/26	1,000,000	901,328
European Investment Bank
3.250%, 11/15/27	700,000	658,339
2.875%, 06/13/25(B)	2,000,000	1,925,207
2.375%, 05/24/27	1,253,000	1,150,020
2.125%, 04/13/26	500,000	466,355
0.625%, 10/21/27	2,000,000	1,695,321
Fifth Third Bancorp
6.339%, SOFRRATE + 2.340%, 07/27/29(A)	245,000	237,536
Glencore Funding
5.400%, 05/08/28(B)	890,000	860,818
Goldman Sachs Group
4.387%, SOFRRATE + 1.510%, 06/15/27(A)	1,000,000	955,352
0.855%, SOFRRATE + 0.609%, 02/12/26(A)	1,100,000	1,020,237
Golub Capital BDC
2.500%, 08/24/26	1,610,000	1,407,786
HSBC Holdings
4.292%, TSFR3M + 1.609%, 09/12/26(A)	1,750,000	1,679,036
Huntington Bancshares
6.208%, SOFRRATE + 2.020%, 08/21/29(A)	1,360,000	1,308,092
ING Groep
1.400%, H15T1Y + 1.100%, 07/01/26(A)(B)	1,000,000	918,200
Inter-American Development Bank
5.633%, SOFRINDX + 0.280%, 04/12/27(A)	1,000,000	998,082
Inter-American Investment
4.125%, 02/15/28	2,500,000	2,400,286
International Bank for Reconstruction & Development MTN
5.739%, SOFRINDX + 0.390%, 06/17/24(A)	1,000,000	1,001,255
0.000%, 03/31/28(D)	1,000,000	952,943
0.000%, 03/31/27(D)	2,500,000	2,221,420

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
International Development Association
0.875%, 04/28/26(B)	$1,000,000	$899,776
International Finance MTN
5.442%, SOFRRATE + 0.090%, 04/03/24(A)	2,000,000	2,000,156
International Finance Facility for Immunisation MTN
1.000%, 04/21/26	1,000,000	901,931
JPMorgan Chase
0.768%, SOFRRATE + 0.490%, 08/09/25(A)	1,000,000	955,295
0.563%, SOFRRATE + 0.420%, 02/16/25(A)	1,168,000	1,145,086
KeyBank
4.700%, 01/26/26	700,000	650,076
4.150%, 08/08/25	1,250,000	1,162,390
Kreditanstalt fuer Wiederaufbau
1.750%, 09/14/29	1,000,000	840,158
Liberty Mutual Insurance
7.875%, 10/15/26(B)	1,250,000	1,250,395
Liberty Utilities Finance GP 1
2.050%, 09/15/30(B)	1,000,000	754,868
Morgan Stanley MTN
1.512%, SOFRRATE + 0.858%, 07/20/27(A)	2,750,000	2,414,217
0.864%, SOFRRATE + 0.745%, 10/21/25(A)	1,000,000	944,200
Muenchener Rueckversicherungs- Gesellschaft in Muenchen
5.875%, H15T5Y + 3.982%, 05/23/42(A)(B)	2,600,000	2,461,036
National Bank of Canada MTN
0.550%, H15T1Y + 0.400%, 11/15/24(A)	2,000,000	1,995,406
NHP Foundation
5.850%, 12/01/28	250,000	253,663
NongHyup Bank MTN
4.875%, 07/03/28(B)	660,000	635,137
OPEC Fund for International Development
4.500%, 01/26/26(B)	1,000,000	975,703
OWS Cre Funding I 10.333%, ICE LIBOR
USD 1 MONTH + 4.900%, 09/01/23(A)(B)	1,219,447	1,216,417
Principal Life Global Funding II MTN
5.500%, 06/28/28(B)	1,595,000	1,545,677

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
FINANCIALS — continued
Prudential Financial MTN
5.700%, US0003M + 2.665%, 09/15/48(A)	$2,115,000	$1,895,165
1.500%, 03/10/26	1,000,000	903,412
Prudential Insurance of America
8.300%, 07/01/25(B)	800,000	817,457
Royal Bank of Canada MTN
5.200%, 08/01/28	885,000	853,441
Santander UK Group Holdings
1.532%, H15T1Y + 1.250%, 08/21/26(A)	2,580,000	2,336,691
Synchrony Financial
4.875%, 06/13/25	1,200,000	1,137,931
Truist Bank
2.636%, H15T5Y + 1.150%, 09/17/29(A)	2,000,000	1,844,857
Truist Financial MTN
7.161%, SOFRRATE + 2.446%, 10/30/29(A)	1,965,000	1,977,111
UBS Group
6.301%, H15T1Y + 2.000%, 09/22/34(A)(B)	490,000	464,141
Wells Fargo MTN
4.540%, SOFRRATE + 1.560%, 08/15/26(A)	1,000,000	969,000
WLB Asset II D Pte
6.500%, 12/21/26(B)	1,000,000	942,776
		89,417,883

INDUSTRIALS — 0.9%
Mileage Plus Holdings
6.500%, 06/20/27(B)	2,527,500	2,496,979
Nature Conservancy
1.304%, 07/01/28	330,000	267,963
Spirit Airlines Pass Through Trust
3.650%, 02/15/30	906,058	761,966
Weir Group
2.200%, 05/13/26(B)	1,000,000	897,385
		4,424,293

INFORMATION TECHNOLOGY — 0.6%
Apple
3.000%, 06/20/27	1,665,000	1,545,322
Dell International
3.375%, 12/15/41	1,370,000	882,547
Intel
4.150%, 08/05/32	1,000,000	888,289
		3,316,158

MATERIALS — 0.6%
Air Products and Chemicals
4.800%, 03/03/33	500,000	468,621

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

CORPORATE OBLIGATIONS — continued

	Face Amount	Value
MATERIALS — continued
Celanese US Holdings
6.350%, 11/15/28	$1,790,000	$1,748,534
LG Chemical
3.250%, 10/15/24(B)	700,000	681,812
		2,898,967

REAL ESTATE — 0.2%
ERP Operating
4.150%, 12/01/28‡	1,000,000	925,015

UTILITIES — 2.0%
Alexander Funding Trust II
7.467%, 07/31/28(B)	1,345,000	1,336,690
Avangrid
3.800%, 06/01/29	2,000,000	1,758,994
3.150%, 12/01/24	1,000,000	966,175
Columbia Pipelines Holding
6.042%, 08/15/28(B)	445,000	437,510
Electricite de France
5.700%, 05/23/28(B)	1,800,000	1,762,281
3.625%, 10/13/25(B)	500,000	480,417
Oncor Electric Delivery
0.550%, 10/01/25	1,000,000	908,549
San Diego Gas & Electric
4.950%, 08/15/28	1,000,000	964,568
Solar Star Funding
3.950%, 06/30/35(B)	694,884	575,138
Southern Power
4.150%, 12/01/25	1,000,000	965,394
0.900%, 01/15/26	1,000,000	895,755
		11,051,471
Total Corporate Obligations

(Cost $126,865,462)		121,599,069

ASSET-BACKED SECURITIES — 17.8%

Automotive — 12.8%
American Credit Acceptance Receivables Trust 2023-3, Ser 2023-3, Cl D
6.820%, 10/12/29 (B)	$1,450,000	$1,425,931
American Credit Acceptance Receivables Trust, Ser 2021- 3, Cl D
1.340%, 11/15/27 (B)	2,200,000	2,095,300
American Credit Acceptance Receivables Trust, Ser 2021- 4, Cl D
1.820%, 02/14/28 (B)	500,000	474,400

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
American Credit Acceptance Receivables Trust, Ser 2022- 2, Cl D
4.850%, 06/13/28 (B)	$3,400,000	$3,298,834
American Credit Acceptance Receivables Trust, Ser 2022- 3, Cl D
5.830%, 10/13/28 (B)	2,895,000	2,808,902
American Credit Acceptance Receivables Trust, Ser 2023- 1, Cl D
6.350%, 04/12/29 (B)	2,345,000	2,279,516
Carvana Auto Receivables Trust, Ser 2021-N2, Cl C
1.070%, 03/10/28	305,300	282,426
CPS Auto Receivables Trust 2023-D, Ser 2023-D, Cl D
7.800%, 01/15/30 (B)	2,050,000	2,055,018
CPS Auto Receivables Trust, Ser 2021-D, Cl D
2.310%, 12/15/27 (B)	1,000,000	939,298
CPS Auto Receivables Trust, Ser 2022-C, Cl D
6.450%, 04/15/30 (B)	500,000	489,495
CPS Auto Receivables Trust, Ser 2023-A, Cl D
6.440%, 04/16/29 (B)	1,800,000	1,757,825
CPS Auto Receivables Trust, Ser 2023-B, Cl D
6.340%, 07/16/29 (B)	1,955,000	1,899,298
Drive Auto Receivables Trust, Ser 2021-1, Cl D
1.450%, 01/16/29	1,520,000	1,443,187
Drive Auto Receivables Trust, Ser 2021-2, Cl D
1.390%, 03/15/29	2,845,000	2,664,525
Exeter Automobile Receivables Trust 2023-2, Ser 2023-2A, Cl D
6.320%, 08/15/29	3,142,000	3,063,691
Exeter Automobile Receivables Trust, Ser 2020-1A, Cl E
3.740%, 01/15/27 (B)	575,000	555,056
Exeter Automobile Receivables Trust, Ser 2020-3A, Cl E
3.440%, 08/17/26 (B)	2,120,000	2,040,317
Exeter Automobile Receivables Trust, Ser 2021-2A, Cl D
1.400%, 04/15/27	1,350,000	1,255,756
Exeter Automobile Receivables Trust, Ser 2022-2A, Cl D
4.560%, 07/17/28	500,000	475,726

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Exeter Automobile Receivables Trust, Ser 2022-3A, Cl D
6.760%, 09/15/28	$2,070,000	$2,032,537
Exeter Automobile Receivables Trust, Ser 2022-4A, Cl D
5.980%, 12/15/28	505,000	490,569
Exeter Automobile Receivables Trust, Ser 2022-5A, Cl D
7.400%, 02/15/29	3,430,000	3,426,222
Exeter Automobile Receivables Trust, Ser 2022-6A, Cl D
8.030%, 04/06/29	3,950,000	4,017,051
Exeter Automobile Receivables Trust, Ser 2023-1A, Cl D
6.690%, 06/15/29	1,680,000	1,654,656
Flagship Credit Auto Trust 2023- 3, Ser 2023-3, Cl D
6.580%, 08/15/29 (B)	674,000	655,837
Flagship Credit Auto Trust, Ser 2022-1, Cl D
3.640%, 03/15/28 (B)	1,000,000	912,028
Flagship Credit Auto Trust, Ser 2022-2, Cl D
5.800%, 04/17/28 (B)	740,000	705,262
GLS Auto Receivables Issuer Trust 2023-2, Ser 2023-2A, Cl D
6.310%, 03/15/29 (B)	430,000	420,010
GLS Auto Receivables Issuer Trust, Ser 2020-2A, Cl D
7.480%, 04/15/27 (B)	2,000,000	2,004,111
GLS Auto Receivables Issuer Trust, Ser 2021-1A, Cl E
3.140%, 01/18/28 (B)	2,000,000	1,882,453
GLS Auto Receivables Issuer Trust, Ser 2021-2A, Cl D
1.420%, 04/15/27 (B)	1,700,000	1,581,753
GLS Auto Receivables Issuer Trust, Ser 2022-1A, Cl D
3.970%, 01/18/28 (B)	4,080,000	3,837,562
GLS Auto Receivables Issuer Trust, Ser 2022-2A, Cl D
6.150%, 04/17/28 (B)	1,000,000	975,866
GLS Auto Receivables Issuer Trust, Ser 2022-3A, Cl D
6.420%, 06/15/28 (B)	500,000	489,893
Hertz Vehicle Financing, Ser 2021-1A, Cl B
1.560%, 12/26/25 (B)	1,500,000	1,427,358
Santander Drive Auto Receivables Trust, Ser 2021- 1, Cl D
1.130%, 11/16/26	800,000	774,835

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Santander Drive Auto Receivables Trust, Ser 2022- 4, Cl C
5.000%, 11/15/29	$2,500,000	$2,417,573
Santander Drive Auto Receivables Trust, Ser 2022- 7, Cl C
6.690%, 03/17/31	930,000	932,113
Tesla Auto Lease Trust, Ser 2021-A, Cl B
1.020%, 03/20/25 (B)	700,806	698,755
Tesla Auto Lease Trust, Ser 2023-A, Cl A2
5.860%, 08/20/25 (B)	1,000,000	998,381
Tesla Auto Lease Trust, Ser 2023-A, Cl A3
5.890%, 06/22/26 (B)	1,000,000	995,168
Westlake Automobile Receivables Trust 2021-1, Ser 2021-1A, Cl E
2.330%, 08/17/26 (B)	1,716,000	1,625,300
Westlake Automobile Receivables Trust, Ser 2022- 2A, Cl D
5.480%, 09/15/27 (B)	1,255,000	1,224,089
		67,483,883
Other Asset-Backed Securities — 5.0%
Cajun Global, Ser 2021-1, Cl A2
3.931%, 11/20/51 (B)	1,460,625	1,272,942
CLI Funding VI, Ser 2020-1A, Cl A
2.080%, 09/18/45 (B)	1,367,500	1,178,419
Commonbond Student Loan Trust, Ser 2021-AGS, Cl B
1.400%, 03/25/52 (B)	539,272	399,148
Frontier Issuer, Ser 2023-1, Cl A2
6.600%, 08/20/53 (B)	1,000,000	949,108
Frontier Issuer, Ser 2023-1, Cl C
11.500%, 08/20/53 (B)	1,000,000	952,803
GoodLeap Sustainable Home Solutions Trust, Ser 2022-3CS, Cl B
5.500%, 07/20/49 (B)	500,000	412,900
GoodLeap Sustainable Home Solutions Trust, Ser 2022-4CS, Cl B
5.550%, 11/20/54 (B)	500,000	422,324
Guggenheim MM CLO, Ser 2021-3A, Cl A
7.224%, TSFR3M + 1.812%, 01/21/34 (A)(B)	2,000,000	1,950,130

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Hardee’s Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/51 (B)	$1,344,063	$1,050,151
Home Equity Loan Trust, Ser 2006-HSA2, Cl AI3
4.574%, 03/25/36 (A)	40,889	1,493
Jersey Mike’s Funding, Ser 2019-1A, Cl A2
4.433%, 02/15/50 (B)	1,637,625	1,498,132
Katayma CLO I, Ser 2023-1A, Cl A1
7.373%, TSFR3M + 2.000%, 10/20/36 (A)(B)	2,880,000	2,880,000
ME Funding, Ser 2019-1, Cl A2
6.448%, 07/30/49 (B)	1,464,000	1,430,142
Mosaic Solar Loan Trust, Ser 2022-1A, Cl B
3.160%, 01/20/53 (B)	1,218,139	938,152
Mosaic Solar Loan Trust, Ser 2023-2A, Cl C
8.180%, 09/22/53 (B)	1,000,000	922,484
Octane Receivables Trust 2023- 2, Ser 2023-2A, Cl D
7.380%, 06/20/31 (B)	1,720,000	1,693,806
Octane Receivables Trust 2023- 3, Ser 2023-3A, Cl D
7.580%, 09/20/29 (B)	1,000,000	997,799
Octane Receivables Trust, Ser 2021-2A, Cl A
1.210%, 09/20/28 (B)	301,702	292,150
Oportun Issuance Trust, Ser 2022-3, Cl A
7.451%, 01/08/30 (B)	591,921	591,805
ServiceMaster Funding, Ser 2020-1, Cl A2I
2.841%, 01/30/51 (B)	947,960	779,749
SERVPRO Master Issuer, Ser 2019-1A, Cl A2
3.882%, 10/25/49 (B)	1,728,000	1,570,766
Sunnova Helios XI Issuer, Ser 2023-A, Cl A
5.300%, 05/20/50 (B)	977,635	925,598
Sunnova Helios XII Issuer, Ser 2023-B, Cl A
5.300%, 08/22/50 (B)	982,679	929,765
Vivint Solar Financing V, Ser 2018-1A, Cl B
7.370%, 04/30/48 (B)	253,246	232,283

ASSET-BACKED SECURITIES — continued

	Face Amount	Value
Westgate Resorts 2023-1, Ser 2023-1A, Cl C
7.490%, 12/20/37 (B)	$1,914,677	$1,875,064
		26,147,113
Total Asset-Backed Securities

(Cost $96,283,568)		93,630,996

MUNICIPAL BONDS — 1.6%

Alaska — 0.1%
City of Port Lions Alaska, RB
7.000%, 10/01/32	$465,000	$460,148

California — 0.4%
California Community Choice Financing Authority, RB
5.950%, 08/01/29	825,000	817,157
City of Los Angeles Department of Airports Customer Facility Charge Revenue, RB
3.258%, 05/15/30	1,000,000	873,946
		1,691,103

Florida — 0.2%
Florida Development Finance, RB
8.000%, 07/01/57 (A)(B)	1,000,000	1,006,953

Hawaii — 0.2%
State of Hawaii Department of Business Economic Development & Tourism, Ser A-2, RB
3.242%, 01/01/31	990,831	929,740

Illinois — 0.3%
Chicago Housing Authority, Ser B, RB
3.822%, 01/01/26	500,000	480,202
Village of Deerfield Illinois, Ser B, GO
4.000%, 12/01/28	1,250,000	1,205,985
		1,686,187

Indiana — 0.0%
City of Fort Wayne Indiana, RB
10.750%, 12/01/29	234,358	23

Montana — 0.0%
County of Gallatin Montana, RB
11.500%, 09/01/27 (B)	250,000	259,736

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

MUNICIPAL BONDS — continued

	Face Amount	Value
New Hampshire — 0.2%
New Hampshire Business Finance Authority, RB
5.470%, 07/01/33 (A)(B)	$850,000	$850,000

New York — 0.2%
New York State Energy Research & Development Authority, Ser A, RB
4.621%, 04/01/27	820,000	783,294
4.480%, 04/01/25	500,000	488,590
		1,271,884

South Dakota — 0.0%
South Dakota Housing Development Authority, Ser E, RB
5.460%, 05/01/53	240,000	233,356

Total Municipal Bonds

(Cost $8,799,571)		8,389,130

SOVEREIGN DEBT — 1.0%

CANADA — 0.3%
CDP Financial MTN
1.000%, 05/26/26(B)	$1,000,000	$897,078
Hydro-Quebec
8.050%, 07/07/24	500,000	506,602

		1,403,680

FRANCE — 0.4%
Caisse d’Amortissement de la Dette Sociale
3.000%, 05/17/25(B)	1,000,000	963,750
0.375%, 05/27/24(B)	1,000,000	970,256

		1,934,006

JAPAN — 0.2%
Japan Bank for International Cooperation
4.375%, 10/05/27	1,000,000	971,869

SOVEREIGN DEBT — continued

	Face Amount	Value
NETHERLANDS — 0.1%
Nederlandse Waterschapsbank
1.000%, 05/28/30(B)	$1,000,000	$770,457

Total Sovereign Debt

(Cost $5,278,221)		5,080,012

BANK LOAN OBLIGATION — 0.4%

ECOLOGICAL SERVICES & EQUIPMENT — 0.4%
Terraform Power Operating Specified Refinancing Term Loan
7.842%, CME Term SOFR + 2.500%, 05/21/29(A)	$2,280,151	2,260,199

Total Bank Loan Obligation

(Cost $2,274,849)		2,260,199

U.S. GOVERNMENT AGENCY OBLIGATION — 0.0%

United States International Development Finance
1.790%, 10/15/29	$284,302	$253,198

Total U.S. Government Agency Obligation		253,198

(Cost $267,729)

Total Investments in Securities— 97.6%

(Cost $534,059,971)		$512,918,777

Percentages are based on Net Assets of $525,380,973.

A list of the open futures contracts held by the Fund at October 31, 2023, is as follows:

Type of Contract	Number of Contracts		Notional Amount	Value	Unrealized Appreciation/

Long Contracts
U.S. 5-Year Treasury Note	904	Dec-2023	$96,017,776	$94,446,813	$(1,570,964)

‡	Real Estate Investment Trust.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

OCTOBER 31, 2023

(A)

Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates for certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.

(B)

Securities sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and maybe sold only to dealers in the program or other “accredited investors”. The total value of these securities at October 31, 2023 was $154,150,384 and represented 29.3% of Net Assets.

(C)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(D)	Zero coupon security.

Cl — Class

CLO — Collateralized Loan Obligation

CME — Chicago Mercantile Exchange

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

H15T1Y — US Treasury Yield Curve Rate T Note Constant Maturity 1 Year

H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

ICE — Intercontinental Exchange

MTN — Medium Term Note

RB — Revenue Bond

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

SOFRRATE — Secured Overnight Financing Rate

SOFRINDX — Secured Overnight Financing Rate Index

TSFR1M — Term Secured Overnight Financing Rate 1 Month

TSFR3M — Term Secured Overnight Financing Rate 3 Month

USBMMY3M — U.S. Treasury Bill Money Market Yield 3 Month

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 2, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s other financial instruments carried at market value:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*

Unrealized Depreciation	$(1,570,964)	$–	$–	$(1,570,964)

Total Other Financial Instruments	$(1,570,964)	$–	$–	$(1,570,964)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 99.6%

	Shares	Value
COMMUNICATION SERVICES — 9.0%
Alphabet, Cl A *	514,582	$63,849,335
Alphabet, Cl C *	437,726	54,847,068
AT&T	665,221	10,244,403
Charter Communications, Cl A *	8,827	3,555,516
Comcast, Cl A	357,005	14,740,736
Electronic Arts	21,382	2,646,878
Fox, Cl A	21,986	668,155
Fox, Cl B	11,442	319,346
Interpublic Group of	33,379	947,964
Match Group *	24,104	833,998
Meta Platforms, Cl A *	192,769	58,075,517
Netflix *	38,435	15,823,305
News, Cl A	33,032	683,102
News, Cl B	10,037	215,193
Omnicom Group	17,090	1,280,212
Paramount Global, Cl B	41,780	454,566
Take-Two Interactive Software *	13,699	1,832,241
T-Mobile US	69,273	9,965,614
Verizon Communications	553,495	19,444,279
Walt Disney *	158,695	12,947,925
Warner Bros Discovery *	192,327	1,911,730
		275,287,083

CONSUMER DISCRETIONARY — 10.3%
Airbnb, Cl A *	36,979	4,374,246
Amazon.com *	788,843	104,987,115
Aptiv *	24,537	2,139,626
AutoZone *	1,575	3,901,480
Bath & Body Works	19,827	587,870
Best Buy	16,795	1,122,242
Booking Holdings *	3,096	8,636,478
BorgWarner	20,342	750,620
CarMax *	13,761	840,659
Carnival *	87,322	1,000,710

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
Chipotle Mexican Grill, Cl A *	2,393	$4,647,685
Darden Restaurants	10,484	1,525,736
Domino’s Pizza	3,044	1,031,885
DR Horton	26,407	2,756,891
eBay	46,175	1,811,445
Etsy *	10,707	667,046
Expedia Group *	11,961	1,139,764
Ford Motor	341,017	3,324,916
Garmin	13,284	1,362,008
General Motors	119,316	3,364,711
Genuine Parts	12,181	1,569,644
Hasbro	11,285	509,518
Hilton Worldwide Holdings	22,682	3,437,003
Home Depot	87,881	25,018,842
Lennar, Cl A	21,902	2,336,505
LKQ	23,220	1,019,822
Lowe’s	50,823	9,685,339
Lululemon Athletica *	10,029	3,946,211
Marriott International, Cl A	21,728	4,097,032
McDonald’s	63,207	16,570,979
Mohawk Industries *	4,619	371,275
NIKE, Cl B	106,253	10,919,621
Norwegian Cruise Line Holdings *	36,871	501,446
NVR *	283	1,531,771
O’Reilly Automotive *	5,239	4,874,575
Pool	3,387	1,069,513
PulteGroup	19,061	1,402,699
Ralph Lauren, Cl A	3,503	394,193
Ross Stores	29,546	3,426,450
Starbucks	99,325	9,161,738
Tapestry	20,110	554,232
Tesla *	239,500	48,101,180
TJX	99,698	8,780,403
Tractor Supply	9,437	1,817,189
Ulta Beauty *	4,319	1,646,878
VF	28,670	422,309
Whirlpool	4,755	497,183
Yum! Brands	24,303	2,937,261
		316,573,944

CONSUMER STAPLES — 7.3%
Archer-Daniels-Midland	46,449	3,324,355
Brown-Forman, Cl B	15,873	891,428
Bunge	13,066	1,384,735
Campbell Soup	17,087	690,486
Clorox	10,740	1,264,098
Coca-Cola	490,328	27,698,629
Colgate-Palmolive	71,660	5,383,099
Conagra Brands	41,410	1,132,978
Constellation Brands, Cl A	13,990	3,275,758
Costco Wholesale	43,697	24,139,971

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES— continued
Dollar General	19,024	$2,264,617
Dollar Tree *	18,159	2,017,283
Estee Lauder, Cl A	20,111	2,591,705
General Mills	50,760	3,311,582
Hershey	12,997	2,434,988
Hormel Foods	25,117	817,558
J M Smucker	8,856	1,008,167
Kellanova	22,894	1,155,460
Kenvue	149,481	2,780,347
Keurig Dr Pepper	87,300	2,647,809
Kimberly-Clark	29,332	3,509,281
Kraft Heinz	76,056	2,392,722
Kroger	57,242	2,597,069
Lamb Weston Holdings	12,632	1,134,354
McCormick	21,761	1,390,528
Molson Coors Beverage, Cl B	16,128	931,714
Mondelez International, Cl A	130,528	8,642,259
Monster Beverage *	64,508	3,296,359
PepsiCo	169,559	27,685,593
Procter & Gamble	239,449	35,924,533
Sysco	43,818	2,913,459
Target	40,032	4,435,145
Tyson Foods, Cl A	24,777	1,148,414
Walgreens Boots Alliance	62,137	1,309,848
Walmart	218,411	35,690,541
		223,216,872

ENERGY — 4.7%
APA	26,652	1,058,617
Baker Hughes, Cl A	87,531	3,012,817
Chevron	165,994	24,190,306
ConocoPhillips	103,861	12,338,687
Coterra Energy	65,739	1,807,823
Devon Energy	55,580	2,588,360
Diamondback Energy	15,509	2,486,403
EOG Resources	50,501	6,375,751
Equities	31,400	1,330,732
Exxon Mobil	394,596	41,767,987
Halliburton	77,913	3,065,097
Hess	23,968	3,460,979
Kinder Morgan	168,114	2,723,447
Marathon Oil	52,541	1,434,895
Marathon Petroleum	34,679	5,245,199
Occidental Petroleum	57,587	3,559,452
ONEOK	50,496	3,292,339
Phillips 66	38,621	4,405,497
Pioneer Natural Resources	20,221	4,832,819
Schlumberger	123,242	6,859,650
Targa Resources	19,400	1,622,034
Valero Energy	30,628	3,889,756
Williams	105,547	3,630,817
		144,979,464

COMMON STOCK — continued

	Shares	Value

FINANCIALS — 13.1%
Aflac	46,844	$3,658,985
Allstate	22,687	2,906,885
American Express	50,461	7,368,820
American International Group	61,726	3,784,421
Ameriprise Financial	8,901	2,799,988
Aon, Cl A	17,595	5,443,893
Arch Capital Group *	32,300	2,799,764
Arthur J Gallagher	18,691	4,401,544
Assurant	4,599	684,791
Bank of America	599,569	15,792,647
Bank of New York Mellon	67,595	2,872,788
Berkshire Hathaway, Cl B *	188,982	64,505,226
BlackRock, Cl A	12,172	7,452,672
Blackstone	61,571	5,686,082
Brown & Brown	20,400	1,416,168
Capital One Financial	33,063	3,348,951
Cboe Global Markets	9,152	1,499,921
Charles Schwab	128,949	6,710,506
Chubb	35,624	7,645,623
Cincinnati Financial	13,565	1,352,024
Citigroup	166,981	6,594,080
Citizens Financial Group	40,949	959,435
CME Group, Cl A	31,202	6,660,379
Comerica	11,457	451,406
Discover Financial Services	21,690	1,780,315
Everest Group	3,765	1,489,509
Eversource Energy	30,269	1,628,170
FactSet Research Systems	3,309	1,429,124
Fidelity National Information Services	51,427	2,525,580
Fifth Third Bancorp	59,026	1,399,507
Fiserv *	52,873	6,014,304
FleetCor Technologies *	6,414	1,444,240
Franklin Resources	24,660	562,001
Global Payments	22,550	2,395,261
Globe Life	7,542	877,587
Goldman Sachs Group	28,593	8,681,121
Hartford Financial Services Group	26,549	1,950,024
Huntington Bancshares	125,551	1,211,567
Intercontinental Exchange	49,640	5,333,322
Invesco	38,886	504,351
Jack Henry & Associates	6,321	891,198
JPMorgan Chase	252,051	35,050,212
KeyCorp	81,167	829,527
Loews	16,043	1,026,912
M&T Bank	14,388	1,622,247
MarketAxess Holdings	3,268	698,535
Marsh & McLennan	42,842	8,124,985
Mastercard, Cl A	72,162	27,158,169
MetLife	54,829	3,290,288
Moody’s	13,687	4,215,596

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Morgan Stanley	110,615	$7,833,754
MSCI, Cl A	6,860	3,234,833
Nasdaq	29,417	1,459,083
Northern Trust	17,936	1,182,162
PayPal Holdings *	95,199	4,931,308
PNC Financial Services Group	34,542	3,954,023
Principal Financial Group	19,239	1,302,096
Progressive	50,767	8,025,755
Prudential Financial	31,482	2,878,714
Raymond James Financial	16,266	1,552,427
Regions Financial	81,380	1,182,451
S&P Global	28,223	9,858,576
State Street	27,676	1,788,700
Synchrony Financial	36,261	1,017,121
T Rowe Price Group	19,424	1,757,872
Travelers	19,857	3,324,856
Truist Financial	115,534	3,276,544
US Bancorp	135,038	4,305,011
Visa, Cl A	139,360	32,763,536
W R Berkley	17,645	1,189,626
Wells Fargo	317,335	12,620,413
Willis Towers Watson	9,092	2,144,712
Zions Bancorp	12,809	395,158
		400,909,382

HEALTH CARE — 11.1%
Align Technology *	6,173	1,139,474
Baxter International	68,800	2,231,184
Boston Scientific *	319,645	16,362,627
Cardinal Health	58,479	5,321,589
Cencora, Cl A	44,919	8,316,753
Cigna Group	54,685	16,908,602
CVS Health	234,699	16,196,578
DaVita *	18,474	1,426,747
DENTSPLY SIRONA	18,340	557,719
Dexcom *	33,673	2,991,173
Edwards Lifesciences *	106,334	6,775,602
Elevance Health	43,220	19,452,890
GE HealthCare Technologies	85,900	5,718,363
Gilead Sciences	370,800	29,122,632
Henry Schein *	36,450	2,368,521
Hologic *	82,351	5,449,166
Humana	22,746	11,911,853
IDEXX Laboratories *	10,161	4,059,015
Incyte *	214,658	11,576,506
Insulet *	7,368	976,776
Intuitive Surgical *	38,278	10,037,257
IQVIA Holdings *	101,753	18,399,995
Laboratory Corp of America Holdings	25,916	5,176,203
McKesson	33,017	15,034,621
Medtronic	259,690	18,323,726

COMMON STOCK — continued

	Shares	Value

HEALTH CARE— continued
Mettler-Toledo International *	14,356	$14,143,531
Molina Healthcare *	13,645	4,543,103
Quest Diagnostics	30,510	3,969,351
ResMed	25,668	3,624,835
STERIS	19,287	4,049,884
Stryker	64,510	17,431,892
Teleflex	9,742	1,799,834
Waters *	49,460	11,797,694
West Pharmaceutical Services	36,083	11,484,858
Zimmer Biomet Holdings	52,282	5,458,764
Zoetis, Cl A	165,222	25,939,854
		340,079,172

INDUSTRIALS — 7.3%
3M	60,092	5,465,367
A O Smith	10,756	750,339
Alaska Air Group *	11,023	348,657
Allegion	7,585	746,061
American Airlines Group *	56,676	631,937
AMETEK	30,148	4,243,934
Automatic Data Processing	35,733	7,797,655
Axon Enterprise *	6,095	1,246,367
Broadridge Financial Solutions	10,245	1,748,207
Carrier Global	72,686	3,464,215
Caterpillar	49,783	11,253,447
Ceridian HCM Holding *	13,470	862,215
CH Robinson Worldwide	10,072	824,192
Cintas	7,501	3,803,907
Copart *	75,392	3,281,060
CSX	173,982	5,193,363
Cummins	14,544	3,145,867
Deere	33,998	12,421,509
Dover	12,132	1,576,553
Eaton	51,999	10,811,112
Emerson Electric	70,983	6,315,358
Equifax	10,644	1,804,903
Expeditors International of Washington	12,827	1,401,350
Fastenal	66,929	3,904,638
FedEx	20,069	4,818,567
Fortive	32,450	2,118,336
Generac Holdings *	5,435	456,920
General Electric	105,512	11,461,769
Howmet Aerospace	34,009	1,499,797
Hubbell, Cl B	4,652	1,256,505
IDEX	6,557	1,255,075
Illinois Tool Works	34,774	7,793,549
Ingersoll Rand	35,043	2,126,409
JB Hunt Transport Services	7,081	1,217,011
Johnson Controls International	64,624	3,167,868
Masco	19,491	1,015,286
Nordson	4,696	998,323

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Norfolk Southern	19,690	$3,756,655
Old Dominion Freight Line	7,771	2,927,025
Otis Worldwide	58,300	4,501,343
PACCAR	65,100	5,372,703
Parker-Hannifin	13,104	4,834,197
Paychex	27,831	3,090,633
Paycom Software	4,272	1,046,512
Pentair	14,288	830,419
Quanta Services	12,593	2,104,542
Republic Services, Cl A	17,833	2,648,022
Robert Half	9,319	696,782
Rockwell Automation	9,962	2,618,113
Rollins	24,370	916,556
Snap-on	4,590	1,183,945
Southwest Airlines	51,671	1,148,646
Stanley Black & Decker	13,247	1,126,657
Trane Technologies	24,803	4,720,259
TransDigm Group *	7,222	5,980,466
Union Pacific	52,859	10,974,057
United Airlines Holdings *	28,438	995,614
United Parcel Service, Cl B	62,731	8,860,754
United Rentals	5,922	2,405,931
Veralto *	19,000	1,311,000
Verisk Analytics, Cl A	12,579	2,859,961
Waste Management	38,580	6,339,851
Westinghouse Air Brake Technologies	15,536	1,647,127
WW Grainger	3,860	2,817,144
Xylem	20,908	1,955,734
		221,898,276

INFORMATION TECHNOLOGY — 29.0%
Accenture, Cl A	54,710	16,253,794
Adobe *	39,533	21,033,928
Advanced Micro Devices *	140,117	13,801,524
Akamai Technologies *	13,183	1,362,199
Amphenol, Cl A	51,764	4,169,590
Analog Devices	48,705	7,662,758
ANSYS *	7,528	2,094,741
Apple	1,301,935	222,331,440
Applied Materials	72,833	9,639,448
Arista Networks *	21,749	4,357,847
Autodesk *	18,537	3,663,467
Broadcom	38,200	32,140,334
Cadence Design Systems *	23,573	5,653,984
CDW	11,626	2,329,850
Cisco Systems	353,450	18,425,348
Cognizant Technology Solutions, Cl A	43,801	2,823,850
Enphase Energy *	11,875	945,012
EPAM Systems *	5,027	1,093,724
F5 *	5,144	779,779

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
Fair Isaac *	2,156	$1,823,696
First Solar *	9,266	1,319,942
Fortinet *	56,515	3,230,963
Gartner *	6,837	2,270,157
Gen Digital	48,848	813,808
Hewlett Packard Enterprise	112,019	1,722,852
HP	75,223	1,980,622
Intel	373,566	13,635,159
International Business Machines	79,014	11,428,585
Intuit	24,290	12,022,336
Juniper Networks	27,899	751,041
Keysight Technologies *	15,470	1,888,114
KLA	11,858	5,569,703
Lam Research	11,561	6,800,411
Microchip Technology	47,228	3,366,884
Micron Technology	95,046	6,355,726
Microsoft	714,328	241,521,440
Monolithic Power Systems	4,144	1,830,571
Motorola Solutions	14,486	4,033,772
NetApp	18,315	1,332,966
NVIDIA	214,228	87,362,178
NXP Semiconductors	22,360	3,855,535
ON Semiconductor *	37,400	2,342,736
Oracle	136,540	14,118,236
Palo Alto Networks *	26,527	6,446,592
PTC *	10,307	1,447,309
Qorvo *	8,529	745,605
QUALCOMM	96,793	10,549,469
Roper Technologies	9,255	4,521,715
Salesforce *	84,477	16,965,516
Seagate Technology Holdings	16,713	1,140,662
ServiceNow *	17,693	10,294,672
Skyworks Solutions	13,807	1,197,619
SolarEdge Technologies *	4,924	373,978
Synopsys *	13,197	6,195,200
TE Connectivity	27,229	3,208,937
Teledyne Technologies *	4,083	1,529,451
Teradyne	13,348	1,111,488
Texas Instruments	104,502	14,840,329
Trimble *	21,500	1,013,295
Tyler Technologies *	3,650	1,361,085
VeriSign *	7,782	1,553,754
Western Digital *	27,747	1,114,042
Zebra Technologies, Cl A *	4,453	932,592
		888,483,360

MATERIALS — 2.7%
Air Products and Chemicals	19,728	5,571,976
Albemarle	10,178	1,290,367
Amcor	127,635	1,134,675
Avery Dennison	6,989	1,216,575
Ball	27,368	1,317,769

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

MATERIALS— continued
Celanese, Cl A	8,681	$994,061
CF Industries Holdings	16,704	1,332,645
Corteva	72,239	3,477,586
Dow	61,028	2,950,094
DuPont de Nemours	39,865	2,905,361
Eastman Chemical	10,237	765,011
Ecolab	24,611	4,128,249
FMC	10,826	575,943
Freeport-McMoRan	124,351	4,200,577
International Flavors & Fragrances	22,144	1,513,542
International Paper	30,030	1,012,912
Linde	61,822	23,625,896
LyondellBasell Industries, Cl A .	22,262	2,008,923
Martin Marietta Materials	5,360	2,191,918
Mosaic	28,866	937,568
Newmont	68,915	2,582,245
Nucor	21,572	3,188,126
Packaging Corp of America	7,799	1,193,637
PPG Industries	20,427	2,507,823
Sealed Air	12,478	384,198
Sherwin-Williams	20,519	4,887,831
Steel Dynamics	13,532	1,441,293
Vulcan Materials	11,524	2,264,351
Westrock	22,241	799,119
		82,400,271

REAL ESTATE — 2.6%
Alexandria Real Estate Equities ‡	13,458	1,253,343
American Tower ‡	40,431	7,204,400
AvalonBay Communities ‡	12,317	2,041,420
Boston Properties ‡	12,472	668,125
Camden Property Trust ‡	9,229	783,357
CBRE Group, Cl A *	26,868	1,863,027
CoStar Group *	35,400	2,598,714
Crown Castle International ‡	37,595	3,495,583
Digital Realty Trust ‡	26,255	3,265,072
Equinix ‡	8,115	5,921,029
Equity Residential ‡	29,882	1,653,371
Essex Property Trust ‡	5,567	1,190,893
Extra Space Storage ‡	18,325	1,898,287
Federal Realty Investment Trust ‡	6,378	581,610
Host Hotels & Resorts ‡	61,691	954,977
Invitation Homes ‡	49,900	1,481,531
Iron Mountain ‡	25,360	1,498,015
Kimco Realty ‡	53,755	964,365
Mid-America Apartment Communities ‡	10,120	1,195,678
Prologis ‡	80,128	8,072,896
Public Storage ‡	32,767	7,821,810
Realty Income ‡	240,530	11,396,311
Regency Centers ‡	14,287	860,935

COMMON STOCK — continued

	Shares	Value

REAL ESTATE— continued
SBA Communications, Cl A ‡	9,400	$1,961,122
Simon Property Group ‡	28,378	3,118,458
UDR ‡	26,283	836,062
Welltower ‡	45,012	3,763,453
Weyerhaeuser ‡	63,369	1,818,057
		80,161,901

UTILITIES — 2.5%
Alliant Energy	21,900	1,068,501
American Water Works	16,884	1,986,403
Atmos Energy	12,876	1,386,230
CenterPoint Energy	54,786	1,472,648
CMS Energy	25,337	1,376,813
Consolidated Edison	52,885	4,642,774
Constellation Energy	27,892	3,149,602
Dominion Energy	114,827	4,629,825
Edison International	33,287	2,099,078
Entergy	18,315	1,750,731
Exelon	146,013	5,685,746
FirstEnergy	44,757	1,593,349
NextEra Energy	290,028	16,908,632
NRG Energy	19,878	842,430
PG&E *	181,400	2,956,820
Pinnacle West Capital	9,804	727,261
Public Service Enterprise Group	101,046	6,229,486
Sempra	88,414	6,191,632
Southern	179,943	12,110,164
		76,808,125
Total Common Stock

(Cost $1,926,787,998)		3,050,797,850

RIGHTS — 0.0%

	Number of Rights

Abiomed* (A)(B)	5,594	$—

Total Rights

(Cost $–)		—
Total Investments in Securities— 99.6%
(Cost $1,926,787,998)		$3,050,797,850

Percentages are based on Net Assets of $3,062,966,502.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

OCTOBER 31, 2023

A list of the open futures contracts held by the Fund at October 31, 2023, is as follows:

Type of Contract	Number of Contracts		Notional Amount	Value	Unrealized Depreciation
Long Contracts
S&P 500 Index E-MINI	58	Dec-2023	$12,288,213	$12,215,525	$(72,688)

*	Non-income producing security.
‡	Real Estate Investment Trust.

(A)	Level 3 security in accordance with fair value hierarchy.
(B)	Expiration date not available.

Cl — Class

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3^	Total

Common Stock	$3,050,797,850	$—	$—	$3,050,797,850
Rights	—	—	—#	—

Total Investments in Securities	$3,050,797,850	$—	$—	$3,050,797,850

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures Contracts*
Unrealized Depreciation	$(72,688)	$–	$–	$(72,688)

Total Other Financial Instruments	$(72,688)	$–	$–	$(72,688)

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

# Security or securities with a market value of $0.

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%

	Shares	Value

COMMUNICATION SERVICES — 3.0%
AMC Networks, Cl A *	14,336	$169,165
ATN International	5,516	170,720
Cargurus, Cl A *	40,311	694,559
Cars.com *	28,563	435,015
Cinemark Holdings *	51,009	841,138
Cogent Communications Holdings	20,060	1,303,499
Consolidated Communications Holdings *	38,719	161,458
DISH Network, Cl A *	113,075	554,068
EW Scripps, Cl A *	26,900	147,143
Gogo *	29,958	314,559
John Wiley & Sons, Cl A	19,848	600,799
Lumen Technologies	471,089	687,790
Madison Square Garden Sports *	7,644	1,285,262
Marcus (A)	11,267	175,089
QuinStreet *	26,068	294,829
Scholastic	12,851	474,202
Shenandoah Telecommunications	24,432	578,061
Shutterstock	11,119	452,321
TechTarget *	11,708	294,807
Telephone and Data Systems	45,985	836,467
Thryv Holdings *	14,377	250,591
TripAdvisor *	50,207	741,055
Yelp, Cl A *	31,789	1,341,178
		12,803,775

CONSUMER DISCRETIONARY — 13.7%
Abercrombie & Fitch, Cl A *	23,471	1,427,506
Academy Sports & Outdoors	34,838	1,562,136
Adtalem Global Education *	19,488	1,009,478
Advance Auto Parts	27,086	1,409,285

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
American Axle & Manufacturing Holdings *	53,173	$358,918
American Eagle Outfitters	85,575	1,494,995
America’s Car-Mart *	2,840	190,223
Asbury Automotive Group *	9,375	1,794,094
BJ’s Restaurants *	11,853	304,859
Bloomin’ Brands	41,292	963,755
Boot Barn Holdings *	13,864	963,548
Brinker International *	21,242	720,529
Buckle	13,538	457,178
Caleres	15,609	399,278
Cavco Industries *	4,043	1,008,769
Century Communities	14,504	891,996
Cheesecake Factory	22,798	708,334
Chico’s FAS *	56,516	422,740
Chuy’s Holdings *	9,196	309,537
Cracker Barrel Old Country Store	10,508	697,311
Dana	59,056	677,963
Dave & Buster’s Entertainment *	16,548	578,187
Designer Brands, Cl A	22,543	227,910
Dine Brands Global	7,301	359,866
Dorman Products *	12,913	802,930
Ethan Allen Interiors	13,593	356,952
Foot Locker	37,234	781,542
Frontdoor *	38,253	1,106,659
Gentherm *	15,033	604,627
G-III Apparel Group *	21,783	556,556
Green Brick Partners *	13,463	521,018
Group 1 Automotive	6,403	1,615,669
Guess?	12,498	268,707
Hanesbrands	180,860	757,803
Haverty Furniture	6,149	160,181
Hibbett	5,835	268,818
Installed Building Products	11,706	1,307,209
iRobot *	14,541	478,835
Jack in the Box	9,471	598,378
Kohl’s	50,965	1,149,261
Kontoor Brands	25,978	1,206,678
La-Z-Boy, Cl Z	22,546	659,245
LCI Industries	11,539	1,251,866
Leslie’s *	84,017	415,044
LGI Homes *	10,260	969,673
M *	14,199	1,165,312
MarineMax *	9,160	250,801
MDC Holdings	29,761	1,129,430
Meritage Homes	17,715	2,019,864
Mister Car Wash *	46,283	240,672
Monro	14,292	354,727
Movado Group	9,026	251,464
National Vision Holdings *	36,235	563,092
ODP *	15,431	693,161

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

CONSUMER DISCRETIONARY— continued
Oxford Industries	7,866	$663,890
Papa John’s International	15,472	1,005,989
Patrick Industries	9,514	714,977
Perdoceo Education	30,605	553,644
Phinia	21,498	556,368
Sabre *	160,642	562,247
Sally Beauty Holdings *	48,978	416,313
Shake Shack, Cl A *	17,919	1,004,181
Shoe Carnival	8,178	187,113
Signet Jewelers	20,691	1,444,853
Six Flags Entertainment *	34,170	679,983
Sleep Number *	10,240	166,605
Sonic Automotive, Cl A	7,523	359,976
Sonos *	65,412	705,141
Standard Motor Products	8,553	298,756
Steven Madden	36,644	1,201,557
Strategic Education	10,350	851,909
Stride *	18,965	1,042,696
Tri Pointe Homes *	49,145	1,231,574
Upbound Group, Cl A	21,701	565,528
Urban Outfitters *	25,848	894,858
Victoria’s Secret *	35,503	634,794
Winnebago Industries	13,766	797,740
Wolverine World Wide	43,195	347,720
XPEL *	9,700	449,110
		58,782,091

CONSUMER STAPLES — 5.1%
Andersons	15,170	760,472
B&G Foods (A)	35,678	287,921
Calavo Growers	9,493	240,553
Cal-Maine Foods	18,522	839,232
Central Garden & Pet *	4,616	201,396
Central Garden & Pet, Cl A *	18,971	752,959
Chefs’ Warehouse *	18,029	343,092
Edgewell Personal Care	23,437	817,951
elf Beauty *	25,543	2,366,048
Energizer Holdings	32,400	1,023,192
Fresh Del Monte Produce	15,395	384,875
Hain Celestial Group *	44,553	492,311
Hostess Brands, Cl A *	62,445	2,085,663
Inter Parfums	8,529	1,084,121
J & J Snack Foods	7,451	1,166,901
John B Sanfilippo & Son	4,556	465,897
Medifast	4,944	341,927
MGP Ingredients	7,672	726,232
National Beverage *	11,362	526,970
Nu Skin Enterprises, Cl A	22,949	435,802
PriceSmart	12,480	779,875
Simply Good Foods *	42,973	1,602,463
SpartanNash	16,433	369,578
Tootsie Roll Industries	9,100	283,101

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES— continued
TreeHouse Foods *	24,354	$1,015,318
United Natural Foods *	27,730	404,303
USANA Health Sciences *	5,360	244,148
WD-40	6,361	1,344,715
WK Kellogg	30,000	300,600
		21,687,616

ENERGY — 5.3%
Archrock	76,783	972,841
Bristow Group *	13,525	353,543
California Resources	32,452	1,706,651
Callon Petroleum *	27,405	1,023,577
Comstock Resources	46,172	581,767
Core Laboratories	25,921	555,228
CVR Energy	15,604	511,031
Dorian LPG	19,251	615,454
Dril-Quip *	17,914	388,017
Green Plains *	30,520	896,678
Helix Energy Solutions Group *	71,835	703,983
Helmerich & Payne	47,542	1,881,237
Liberty Energy, Cl A	76,347	1,504,036
Nabors Industries *	4,623	451,390
Northern Oil and Gas	45,466	1,743,166
Oil States International *	35,743	259,494
Par Pacific Holdings *	29,612	971,866
Patterson-UTI Energy	151,220	1,920,491
ProPetro Holding *	45,776	479,732
REX American Resources *	9,813	372,992
RPC	45,741	380,565
SM Energy	56,489	2,277,636
Talos Energy *	49,335	764,693
US Silica Holdings *	39,525	477,067
Vital Energy *	8,811	440,902
World Kinect	30,469	563,677
		22,797,714

FINANCIALS — 18.2%
Ambac Financial Group *	21,081	255,713
American Equity Investment Life Holding	28,790	1,524,718
Ameris Bancorp	29,614	1,104,602
AMERISAFE	8,816	449,352
Apollo Commercial Real Estate Finance ‡	59,236	589,991
Arbor Realty Trust ‡,(A)	84,982	1,071,623
ARMOUR Residential REIT ‡,(A)	20,248	295,010
Artisan Partners Asset Management, Cl A	31,868	1,051,644
Assured Guaranty	25,355	1,582,152
Atlantic Union Bankshares	34,177	984,639
Avantax *	17,277	445,919
Axos Financial *	23,904	861,261
B Riley Financial (A)	8,109	293,627

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Banc of California	23,988	$268,905
BancFirst	6,600	535,326
Bancorp *	24,734	881,767
Bank of Hawaii (A)	18,103	894,107
BankUnited	33,908	739,533
Banner	15,650	660,586
Berkshire Hills Bancorp	19,997	392,141
Blackstone Mortgage Trust, Cl A ‡,(A)	78,516	1,566,394
Bread Financial Holdings	22,885	618,582
Brightsphere Investment Group	14,821	232,097
Brookline Bancorp	40,260	327,716
Capitol Federal Financial	57,980	301,496
Cathay General Bancorp	33,052	1,120,793
Central Pacific Financial	12,379	195,341
City Holding	6,836	620,572
Community Bank System	24,390	974,380
Customers Bancorp *	12,804	514,849
CVB Financial	60,319	942,183
Dime Community Bancshares	15,997	294,185
Donnelley Financial Solutions *	11,724	638,137
Eagle Bancorp	13,691	266,701
Ellington Financial ‡,(A)	30,896	371,679
Employers Holdings	11,856	450,528
Encore Capital Group *	10,815	407,509
Enova International *	14,029	559,477
EVERTEC	29,450	935,921
EZCORP, Cl A *	23,852	195,586
FB Financial	15,962	468,804
First BanCorp Puerto Rico	81,243	1,084,594
First Bancorp Southern Pines	18,700	542,674
First Commonwealth Financial	46,634	568,002
First Financial Bancorp	43,345	801,883
First Hawaiian	58,147	1,042,576
Franklin BSP Realty Trust ‡	37,408	471,715
Fulton Financial	74,742	970,899
Genworth Financial, Cl A *	211,010	1,263,950
Goosehead Insurance, Cl A *	11,549	749,184
Green Dot, Cl A *	20,606	230,375
Hanmi Financial	13,956	204,874
Hannon Armstrong Sustainable Infrastructure Capital ‡	49,227	843,751
HCI Group	3,348	197,432
Heritage Financial	16,044	261,036
Hilltop Holdings	21,051	581,429
Hope Bancorp	54,603	478,322
Horace Mann Educators	18,848	598,047
Independent Bank	20,111	981,417
Independent Bank Group	16,367	578,573
Invesco Mortgage Capital ‡	22,027	150,444
Jackson Financial, Cl A	33,542	1,231,327
James River Group Holdings	17,222	236,803

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
KKR Real Estate Finance Trust ‡	27,394	$285,993
Lakeland Financial	11,579	570,266
Lincoln National	77,857	1,694,947
Mercury General	13,332	411,692
Moelis, Cl A	31,195	1,298,960
Mr Cooper Group *	30,461	1,721,960
National Bank Holdings, Cl A	17,167	535,267
Navient	39,895	634,729
NBT Bancorp	21,521	720,308
NCR Atleos *	31,223	688,779
New York Mortgage Trust ‡	43,434	338,351
NMI Holdings, Cl A *	37,492	1,025,406
Northfield Bancorp	18,123	155,858
Northwest Bancshares	57,889	603,203
OFG Bancorp	21,475	636,090
Pacific Premier Bancorp	43,698	830,262
PacWest Bancorp (A)	53,887	381,520
Palomar Holdings *	11,656	583,732
Park National	6,549	664,003
Pathward Financial	11,940	540,763
Payoneer Global *	122,109	707,011
PennyMac Mortgage Investment Trust ‡	39,475	499,359
Piper Sandler	6,982	976,433
PRA Group *	18,148	223,402
Preferred Bank	5,939	353,786
ProAssurance	24,261	412,437
PROG Holdings *	21,683	593,897
Provident Financial Services	34,384	483,095
Radian Group	71,733	1,817,714
Ready Capital ‡	71,994	678,903
Redwood Trust ‡	55,496	348,515
Renasant	25,580	623,896
S&T Bancorp	17,396	448,121
Safety Insurance Group	6,728	505,744
Seacoast Banking Corp of Florida	38,770	783,542
ServisFirst Bancshares	22,319	1,052,564
Simmons First National, Cl A	57,533	817,544
SiriusPoint *	41,712	410,863
Southside Bancshares	13,173	351,719
Stellar Bancorp	21,335	463,821
Stewart Information Services	12,450	543,692
StoneX Group *	8,149	776,763
Tompkins Financial	5,720	286,458
Triumph Financial *	9,863	613,972
Trupanion *,(A)	17,263	355,618
TrustCo Bank NY	8,709	222,341
Trustmark	27,818	559,420
Two Harbors Investment ‡	43,797	508,477
United Community Banks	54,157	1,196,328
United Fire Group	10,478	211,027

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

FINANCIALS— continued
Veritex Holdings	24,672	$424,852
Virtus Investment Partners	3,107	572,403
WaFd	29,495	727,937
Walker & Dunlop	15,226	986,645
Westamerica BanCorp	12,130	573,021
WisdomTree	51,872	321,606
World Acceptance *	1,688	166,471
WSFS Financial	27,821	984,863
		77,861,202

HEALTH CARE — 9.6%
AdaptHealth, Cl A *	39,624	290,444
Addus HomeCare *	7,958	627,886
Agiliti *	20,432	115,032
AMN Healthcare Services *	17,873	1,355,846
Apollo Medical Holdings *	20,395	636,528
Arcus Biosciences *	27,940	438,937
Artivion *	21,105	268,878
Avanos Medical *	22,565	414,293
Catalyst Pharmaceuticals *	52,584	652,567
Certara *	51,673	629,894
Collegium Pharmaceutical *	21,748	473,237
CONMED	14,836	1,445,917
CorVel *	4,611	894,257
Cross Country Healthcare *	16,483	381,746
Cytek Biosciences *	57,857	243,578
Cytokinetics *	47,724	1,663,659
Embecta	28,168	425,900
Enhabit *	26,022	191,782
Ensign Group	26,610	2,570,526
Fortrea Holdings *	43,322	1,230,345
Fulgent Genetics *	10,464	250,508
Glaukos *	23,252	1,585,786
Harmony Biosciences Holdings *	18,701	440,222
HealthStream	12,984	329,794
Innoviva *	43,467	539,425
Integer Holdings *	16,061	1,303,671
Ironwood Pharmaceuticals, Cl A *	77,796	697,830
LeMaitre Vascular	10,200	495,516
Ligand Pharmaceuticals *	9,699	507,161
Merit Medical Systems *	27,406	1,883,888
Mesa Laboratories	3,200	300,256
ModivCare *	6,552	276,757
Myriad Genetics *	42,320	659,346
NeoGenomics *	61,500	862,230
NextGen Healthcare *	27,373	654,762
OmniAB *(B)	3,296	—
OmniAB *(B)	3,296	—
Omnicell *	21,642	769,157
OraSure Technologies *	37,794	195,017
Orthofix Medical *	19,553	215,865

COMMON STOCK — continued

	Shares	Value

HEALTH CARE— continued
Owens & Minor *	37,419	$536,214
Pacira BioSciences *	25,160	711,022
Phibro Animal Health, Cl A	17,244	188,304
Premier, Cl A	55,701	1,070,573
Prestige Consumer Healthcare *	25,379	1,506,497
Privia Health Group *	48,793	1,025,629
RadNet *	30,608	825,192
Schrodinger *	26,315	571,036
Select Medical Holdings	49,963	1,135,659
Simulations Plus	8,291	292,424
STAAR Surgical *	23,090	965,624
Supernus Pharmaceuticals *	30,437	725,922
Tandem Diabetes Care *	31,500	544,950
UFP Technologies *	3,661	570,823
US Physical Therapy	7,446	626,283
Varex Imaging *	20,415	368,491
Veradigm *	52,259	689,296
Vericel *	25,597	900,502
Vir Biotechnology *	44,872	355,835
Xencor *	32,622	565,992
		41,094,711

INDUSTRIALS — 17.1%
AAON	32,505	1,770,872
AAR *	16,500	979,440
ABM Industries	30,140	1,185,708
Alamo Group	5,101	817,690
Albany International, Cl A	15,161	1,237,289
Allegiant Travel	6,885	458,679
American Woodmark *	8,163	548,798
Apogee Enterprises	11,059	474,652
Applied Industrial Technologies	18,412	2,826,426
ArcBest	11,024	1,200,293
Arcosa	22,999	1,588,541
Astec Industries	11,415	457,057
AZZ	12,446	588,322
Barnes Group	24,647	512,411
Boise Cascade	18,677	1,750,969
Brady, Cl A	21,273	1,094,709
Comfort Systems USA	16,941	3,080,721
CoreCivic *	51,740	657,098
CSG Systems International	14,452	677,221
Deluxe	20,489	349,338
DXP Enterprises *	7,441	242,577
Dycom Industries *	14,038	1,195,757
Encore Wire	7,863	1,406,140
Enerpac Tool Group, Cl A	28,272	800,098
EnPro Industries	10,145	1,126,704
Enviri *	40,643	233,291
ESCO Technologies	12,521	1,217,292
Federal Signal	29,435	1,708,407
Forrester Research *	6,053	140,430

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Forward Air	11,709	$754,177
Franklin Electric	19,105	1,656,786
GEO Group *	57,728	504,543
Gibraltar Industries *	14,886	905,962
GMS *	19,633	1,148,138
Granite Construction	21,759	880,804
Greenbrier	15,009	519,161
Griffon	20,029	799,958
Hayward Holdings *	61,827	649,183
Healthcare Services Group	35,435	336,632
Heartland Express	20,983	244,662
Heidrick & Struggles International	9,159	222,930
Hillenbrand	33,664	1,280,242
HNI	21,903	759,815
Hub Group, Cl A *	14,315	984,156
Insteel Industries	10,067	280,970
Interface, Cl A	29,161	259,241
JetBlue Airways *	151,849	570,952
John Bean Technologies	15,389	1,600,764
Kelly Services, Cl A	14,877	265,554
Kennametal	38,700	894,357
Korn Ferry	24,552	1,117,607
Lindsay	5,423	677,441
Liquidity Services *	11,847	228,292
Marten Transport	26,272	461,862
Masterbrand *	61,200	679,932
Matson	16,080	1,399,764
Matthews International, Cl A	15,417	546,378
Mercury Systems *	24,815	892,844
MillerKnoll	35,602	836,647
Mueller Industries	53,050	2,000,516
MYR Group *	8,266	957,451
NOW *	51,948	572,467
NV5 Global *	6,087	574,308
OPENLANE *	52,506	705,156
PGT Innovations *	28,644	857,601
Pitney Bowes	88,686	286,456
Powell Industries	4,725	362,171
Proto Labs *	13,697	323,386
Quanex Building Products	16,665	447,455
Resideo Technologies *	69,267	1,002,986
Resources Connection	14,644	197,255
RXO *	54,086	947,046
SkyWest *	19,681	829,948
SPX Technologies *	21,890	1,753,827
Standex International	5,957	855,246
Sun Country Airlines Holdings *	18,462	240,375
SunPower, Cl A *,(A)	43,919	187,534
Tennant	9,367	695,219
Titan International *	25,470	289,339
Trinity Industries	39,634	825,576

COMMON STOCK — continued

	Shares	Value

INDUSTRIALS— continued
Triumph Group *	39,114	$291,790
TrueBlue *	14,372	159,098
TTEC Holdings	9,330	192,011
UniFirst	7,001	1,151,174
Veritiv	6,499	1,100,996
Verra Mobility, Cl A *	80,440	1,590,299
Viad *	10,645	257,928
Vicor *	10,886	421,724
Wabash National	22,879	473,367
		73,236,389

INFORMATION TECHNOLOGY — 12.0%
A10 Networks	34,428	374,232
Adeia	51,692	435,764
ADTRAN Holdings	33,255	218,485
Advanced Energy Industries	17,166	1,497,905
Alarm.com Holdings *	23,646	1,209,020
Alpha & Omega Semiconductor *	10,596	251,337
Arlo Technologies *	45,509	386,371
Avid Technology *	15,411	416,405
Axcelis Technologies *	15,182	1,935,705
Badger Meter	13,463	1,865,299
Benchmark Electronics	16,206	392,347
Cerence *	20,273	310,380
CEVA *	11,590	199,000
Clearfield *	6,090	146,282
Cohu *	21,747	655,455
Consensus Cloud Solutions *	9,064	195,692
Corsair Gaming *	20,583	263,257
CTS	14,282	534,290
Digi International *	16,469	414,689
Digital Turbine *	45,244	214,457
Diodes *	20,869	1,358,155
DoubleVerify Holdings, Cl Rights *	59,184	1,647,091
DXC Technology *	96,468	1,945,760
ePlus *	12,275	767,188
Extreme Networks *	59,354	1,223,879
Fabrinet *	16,633	2,578,115
FormFactor *	36,022	1,220,425
Harmonic *	51,983	560,897
Ichor Holdings *	13,612	330,227
Insight Enterprises *	13,783	1,975,104
InterDigital	12,637	950,934
Itron *	20,944	1,199,672
Knowles *	43,002	558,596
Kulicke & Soffa Industries	25,918	1,078,448
LiveRamp Holdings *	32,082	887,388
MaxLinear, Cl A *	34,240	520,448
Methode Electronics	16,353	373,993
N-able *	35,791	463,851
NetScout Systems *	32,875	717,661

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
OneSpan *	19,896	$157,178
OSI Systems *	7,023	732,288
PC Connection	5,169	276,955
PDF Solutions *	14,578	386,754
Perficient *	16,647	968,689
Photronics *	29,009	532,605
Plexus *	12,522	1,231,163
Progress Software	20,901	1,073,893
Rambus *	50,363	2,736,222
Rogers *	7,686	944,533
Sanmina *	26,076	1,326,486
ScanSource *	11,300	343,520
Semtech *	30,295	422,918
SiTime *	8,032	801,594
SMART Global Holdings *	23,856	326,827
SPS Commerce *	17,187	2,755,764
TTM Technologies *	47,318	543,684
Ultra Clean Holdings *	20,636	492,375
Veeco Instruments *	26,036	623,302
Viasat *	34,681	639,518
Viavi Solutions *	101,894	792,735
Xerox Holdings	52,268	671,121
Xperi *	21,672	183,995
		51,238,323

MATERIALS — 5.2%
AdvanSix	12,361	340,545
ATI *	59,432	2,244,747
Balchem	14,872	1,728,721
Carpenter Technology	22,672	1,421,988
Century Aluminum *	27,736	183,335
Clearwater Paper *	7,651	258,680
Compass Minerals International	16,097	396,630
Hawkins	9,067	520,718
Haynes International	5,893	253,546
HB Fuller	24,740	1,636,551
Ingevity *	15,486	623,776
Innospec	11,396	1,116,808
Kaiser Aluminum	7,574	430,203
Koppers Holdings	9,540	348,878
Livent *	82,823	1,208,388
Materion	9,530	924,219
Mativ Holdings	25,529	334,430
Mercer International	21,138	167,836
Minerals Technologies	14,829	801,656
Myers Industries	17,045	285,845
O-I Glass, Cl I *	70,655	1,091,620
Olympic Steel	4,807	244,051
Quaker Chemical	6,479	931,162
Sensient Technologies	19,252	1,086,198
Stepan	9,675	723,690
SunCoke Energy	38,046	361,817

COMMON STOCK — continued

	Shares	Value

MATERIALS— continued
Sylvamo	16,392	$726,166
TimkenSteel *	18,643	379,012
Warrior Met Coal	23,703	1,155,047
		21,926,263

REAL ESTATE — 7.8%
Acadia Realty Trust ‡	43,366	621,001
Alexander & Baldwin ‡	33,067	522,459
American Assets Trust ‡	22,084	391,991
Anywhere Real Estate *	50,578	236,199
Apple Hospitality REIT ‡	96,957	1,520,286
Armada Hoffler Properties ‡	31,105	309,806
Brandywine Realty Trust ‡	78,123	292,180
CareTrust REIT ‡	47,531	1,022,867
Centerspace ‡	6,843	332,433
Chatham Lodging Trust ‡	22,366	206,885
Cushman & Wakefield *	80,456	592,961
DiamondRock Hospitality ‡	95,519	738,362
Douglas Emmett ‡	75,976	851,691
Easterly Government Properties, Cl A ‡	42,501	457,311
Elme Communities ‡	39,984	510,196
Essential Properties Realty Trust ‡	71,087	1,560,360
eXp World Holdings (A)	40,975	543,738
Four Corners Property Trust ‡	41,268	879,008
Getty Realty ‡	20,929	557,130
Global Net Lease ‡	90,951	722,151
Highwoods Properties ‡	48,153	861,457
Hudson Pacific Properties ‡	62,104	276,984
Innovative Industrial Properties, Cl A ‡	12,777	917,772
JBG SMITH Properties ‡	42,883	551,904
Kennedy-Wilson Holdings	53,988	694,825
LTC Properties ‡	18,862	596,228
LXP Industrial Trust ‡	133,329	1,054,632
Macerich ‡	104,065	1,011,512
Marcus & Millichap	11,551	331,514
NexPoint Residential Trust ‡	11,354	306,444
Outfront Media ‡	76,896	750,505
Pebblebrook Hotel Trust ‡	54,908	655,052
Phillips Edison ‡	57,043	2,014,188
Retail Opportunity Investments ‡	57,415	674,052
RPT Realty ‡	36,258	391,224
Safehold ‡	20,328	330,732
Saul Centers ‡	5,919	205,804
Service Properties Trust ‡	81,703	592,347
SITE Centers ‡	82,008	956,213
SL Green Realty ‡,(A)	30,314	887,897
St. Joe	20,642	962,743
Summit Hotel Properties ‡	49,247	277,753
Sunstone Hotel Investors ‡	94,406	877,976
Tanger Factory Outlet Centers ‡	60,099	1,355,232

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
REAL ESTATE— continued
Uniti Group ‡	123,290	$567,134
Urban Edge Properties ‡	56,053	889,001
Veris Residential ‡	42,671	571,365
Whitestone REIT, Cl B ‡	21,536	214,283
Xenia Hotels & Resorts ‡	48,848	568,102
		33,213,890
UTILITIES — 1.8%
American States Water	19,100	1,490,755
Avista	38,197	1,210,463
California Water Service Group	29,199	1,421,407
Chesapeake Utilities	9,497	841,529
Middlesex Water	9,799	622,531
Northwest Natural Holding	18,859	692,314
SJW Group	15,305	956,257
Unitil	9,508	434,230
		7,669,486
Total Common Stock

(Cost $403,774,695)		422,311,460

RIGHTS — 0.0%

	Number of Rights
Toriba Therapeutics* (B)(C)	2,044	$—

Total Rights

(Cost $123)		—

SHORT-TERM INVESTMENT — 1.3%

	Shares
State Street Institutional US Government Money Market Fund, Premier Class, 5.300% (D)
(Cost $5,758,267)	5,758,267	$5,758,267
Total Short-Term Investment

(Cost $5,758,267)		5,758,267
Total Investments in Securities— 100.1%
(Cost $409,533,085)		$428,069,727

Percentages are based on Net Assets of $427,747,108

A list of the open futures contracts held by the Fund at October 31, 2023, is as follows:

Type of Contract	Number of Contracts		Notional Amount	Value	Unrealized Depreciation
Long Contracts Russell 2000 Index E-MINI	63	Dec-2023	$5,402,825	$5,255,460	$(147,365)

*	Non-income producing security.
‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at October 31, 2023. The total market value of securities on loan at October 31, 2023 was $5,624,083.
(B)	Level 3 security in accordance with fair value hierarchy.
(C)	Expiration date not available.
(D)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2023, was $5,758,267.

Cl — Class

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of October 31, 2023, in valuing the Fund’s investments carried at market value:

Investments in Securities	Level 1	Level 2	Level 3^		Total
Common Stock	$422,311,460	$—	$—		$422,311,460
Short-Term Investment	5,758,267	—	—		5,758,267
Rights	—	—	—	#	—
Total Investments in Securities	$428,069,727	$—	$—		$428,069,727

Other Financial instruments	Level 1	Level 2	Level 3		Total
Futures Contracts*
Unrealized Depreciation	$(147,365)	$—	$—		$(147,365)
Total Other Financial instruments	$(147,365)	$—	$—		$(147,365)

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

# Security or securities with a market value of $0.

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 97.3%

	Shares	Value

COMMUNICATION SERVICES — 10.2%
Alphabet, Cl A *	25,000	$3,102,000
Alphabet, Cl C *	218,659	27,397,973
Charter Communications, Cl A *	14,500	5,840,600
Comcast, Cl A	160,000	6,606,400
DISH Network, Cl A *	74,500	365,050
Electronic Arts	10,295	1,274,418
Fox, Cl A	56,100	1,704,879
Fox, Cl B	55,033	1,535,971
Meta Platforms, Cl A *	28,437	8,567,215
Netflix *	8,786	3,617,109
News	29,775	615,747
T-Mobile US	20,000	2,877,200
Walt Disney *	87,012	7,099,309
ZoomInfo Technologies, Cl A *	168,267	2,180,740
		72,784,611

CONSUMER DISCRETIONARY — 8.4%
Airbnb, Cl A *	18,496	2,187,892
Amazon.com *	199,473	26,547,862
Booking Holdings *	1,200	3,347,472
Chipotle Mexican Grill, Cl A *	1,152	2,237,414
Gap	88,000	1,126,400
Hilton Worldwide Holdings	13,870	2,101,721
Honda Motor ADR	79,500	2,444,625
Lululemon Athletica *	9,143	3,597,588
NIKE, Cl B	93,993	9,659,660
Starbucks	35,312	3,257,179
TJX	31,829	2,803,180
VF	68,500	1,009,005
		60,319,998

CONSUMER STAPLES — 2.4%
Anheuser-Busch InBev ADR (A)	75,500	4,293,685
Celsius Holdings *	4,080	620,527

COMMON STOCK — continued

	Shares	Value

CONSUMER STAPLES— continued
Freshpet *	21,698	$1,245,465
Haleon ADR (A)	268,400	2,171,356
Molson Coors Beverage, Cl B	40,200	2,322,354
PepsiCo	39,530	6,454,459
		17,107,846
ENERGY — 3.1%
Baker Hughes, Cl A	75,000	2,581,500
Cheniere Energy	7,574	1,260,465
ConocoPhillips	25,400	3,017,520
Occidental Petroleum	156,900	9,697,989
Schlumberger	42,457	2,363,157
Williams	84,000	2,889,600
		21,810,231
FINANCIALS — 16.2%
Aegon	240,169	1,160,016
Ares Management, Cl A	10,582	1,043,279
Bank of America	141,000	3,713,940
Bank of New York Mellon	105,000	4,462,500
Berkshire Hathaway, Cl B *	17,683	6,035,738
Brighthouse Financial *	18,208	824,823
Capital One Financial	59,600	6,036,884
Charles Schwab	178,293	9,278,368
Fidelity National Information Services	67,000	3,290,370
Fiserv *	67,300	7,655,375
FleetCor Technologies *	13,079	2,944,999
Global Payments	19,901	2,113,884
Goldman Sachs Group	11,000	3,339,710
Hamilton Lane, Cl A	11,473	965,109
Lincoln National	9,000	195,930
Markel Group *	5,131	7,545,238
Mastercard, Cl A	21,042	7,919,157
MetLife	100,000	6,001,000
Moody’s	15,103	4,651,724
MSCI, Cl A	11,108	5,237,977
S&P Global	4,832	1,688,000
State Street	39,800	2,572,274
Truist Financial	97,000	2,750,920
UBS Group	87,500	2,052,750
Visa, Cl A	54,703	12,860,675
Wells Fargo	217,000	8,630,090
		114,970,730
HEALTH CARE — 10.0%
Align Technology *	3,901	720,086
Alnylam Pharmaceuticals *	18,000	2,732,400
Avantor *	93,700	1,633,191
Baxter International	52,600	1,705,818
BioMarin Pharmaceutical *	37,000	3,013,650
Boston Scientific *	34,022	1,741,586
Cigna Group	32,000	9,894,400
CVS Health	60,500	4,175,105

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value
HEALTH CARE— continued
Elanco Animal Health *	145,000	$1,277,450
Elevance Health	14,862	6,689,237
Exact Sciences *	15,730	968,811
GE HealthCare Technologies	30,000	1,997,100
Gilead Sciences	65,000	5,105,100
ICON *	21,743	5,304,422
IDEXX Laboratories *	2,780	1,110,527
Incyte *	41,000	2,211,130
Medtronic	30,000	2,116,800
Mettler-Toledo International *	5,676	5,591,995
Molina Healthcare *	3,908	1,301,169
Stryker	16,988	4,590,497
Veeva Systems, Cl A *	6,596	1,271,115
Zimmer Biomet Holdings	15,000	1,566,150
Zoetis, Cl A	27,281	4,283,117
		71,000,856
INDUSTRIALS — 11.1%
AMETEK	43,154	6,074,789
Axon Enterprise *	3,903	798,124
Builders FirstSource *	8,105	879,555
Carrier Global	70,500	3,360,030
Ceridian HCM Holding *	13,157	842,180
Clean Harbors *	6,776	1,041,268
Copart *	66,496	2,893,906
FedEx	34,000	8,163,400
Fortive	89,984	5,874,155
GXO Logistics *	191,869	9,691,303
HEICO	30,107	4,769,250
Hexcel	12,975	803,412
Johnson Controls International	112,000	5,490,240
Mercury Systems *	41,149	1,480,541
Norfolk Southern	16,000	3,052,640
Otis Worldwide	20,000	1,544,200
TransDigm Group *	11,231	9,300,279
TransUnion	73,744	3,235,887
Uber Technologies *	101,212	4,380,455
Veralto *	33,157	2,287,833
Waste Connections	19,799	2,563,970
		78,527,417
INFORMATION TECHNOLOGY — 29.9%
Adobe *	17,478	9,299,345
Amphenol, Cl A	82,525	6,647,389
Apple	188,370	32,167,945
ARM Holdings ADR *	38,892	1,916,987
ASML Holding, Cl G	6,743	4,037,776
Aspen Technology *	5,619	998,777
Atlassian, Cl A *	10,450	1,887,688
Cadence Design Systems *	15,886	3,810,257
CDW	9,400	1,883,760
Cisco Systems	55,000	2,867,150

COMMON STOCK — continued

	Shares	Value

INFORMATION TECHNOLOGY— continued
Cognizant Technology Solutions, Cl A	45,000	$2,901,150
Coherent *	29,500	873,200
Gartner *	14,660	4,867,707
Hewlett Packard Enterprise	116,000	1,784,080
HP	71,000	1,869,430
Intuit	21,044	10,415,728
Juniper Networks	74,000	1,992,080
KLA	1,773	832,778
Microchip Technology	154,228	10,994,914
Microsoft	147,440	49,850,938
MongoDB, Cl A *	7,416	2,555,480
NVIDIA	27,033	11,024,057
Oracle	80,157	8,288,234
PTC *	6,205	871,306
Roper Technologies	12,525	6,119,339
Salesforce *	49,034	9,847,498
SAP ADR	57,568	7,714,112
ServiceNow *	6,486	3,773,879
TE Connectivity	23,000	2,710,550
VeriSign *	8,193	1,635,814
VMware, Cl A *	39,001	5,680,471
		212,119,819

MATERIALS — 3.0%
Air Products and Chemicals	32,718	9,240,872
Celanese, Cl A	14,500	1,660,395
International Flavors & Fragrances	5,000	341,750
Linde	20,040	7,658,486
LyondellBasell Industries, Cl A	29,500	2,662,080
		21,563,583

REAL ESTATE — 2.8%
American Tower ‡	68,202	12,152,914
CoStar Group *	12,334	905,439
Equinix ‡	4,369	3,187,797
SBA Communications, Cl A ‡	2,714	566,222
Welltower ‡	39,024	3,262,797
		20,075,169

UTILITIES — 0.2%
Dominion Energy	26,000	1,048,320

Total Common Stock (Cost $655,236,300)		691,328,580

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

OCTOBER 31, 2023

WARRANTS — 0.0%

	Number of Warrants	Value
Occidental Petroleum, Expires

8/6/2027	7,000	$279,020
Total Warrants

(Cost $90,720)		279,020

SHORT-TERM INVESTMENT — 0.5%

	Shares
State Street Institutional US Government Money Market Fund, Premier Class, 5.300% (B)
(Cost $3,500,476)	3,500,476	$3,500,476
Total Short-Term Investment

(Cost $3,500,476)		3,500,476
Total Investments in Securities— 97.8%
(Cost $658,827,496)		$695,108,076

Percentages are based on Net Assets of $710,741,479.

*	Non-income producing security.
‡	Real Estate Investment Trust.

(A)	This security or a partial position of this security is on loan at October 31, 2023. The total market value of securities on loan at October 31, 2023 was $3,416,198.
(B)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2023, was $3,500,476.

ADR — American Depositary Receipt

Cl — Class

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.5%

	Shares	Value

AUSTRALIA — 0.4%
Rio Tinto	75,918	$4,835,618

BELGIUM — 0.8%
Anheuser-Busch InBev	163,322	9,283,078

BRAZIL — 1.9%
Banco BTG Pactual	280,700	1,654,254
Banco do Brasil	477,000	4,575,152
Cia de Saneamento de Minas Gerais Copasa MG	63,500	201,845
Gerdau ADR	244,297	1,060,249
Localiza Rent a Car	189,882	1,919,905
MercadoLibre *	8,583	10,649,271
Minerva	113,300	170,074
Petroleo Brasileiro ADR, Cl A	130,204	1,800,721
TIM	227,900	686,457
		22,717,928

CANADA — 4.9%
Alimentation Couche-Tard	247,174	13,440,782
Canadian Pacific Kansas City (CAD)	141,757	10,053,949
Canadian Pacific Kansas City (USD)	240,183	17,045,787
Dollarama	69,800	4,761,433
Franco-Nevada	29,400	3,572,685
Thomson Reuters	75,065	8,981,846
		57,856,482

CHINA — 4.0%
Agricultural Bank of China, Cl H	1,080,000	398,938
Alibaba Group Holding ADR *	64,987	5,364,027
Anhui Conch Cement, Cl H	271,641	676,088
Autohome ADR	10,423	278,815

COMMON STOCK — continued

	Shares	Value

CHINA — continued
Baidu ADR *	7,733	$811,965
Beiqi Foton Motor, Cl A *	1,182,900	490,285
BYD, Cl H	36,500	1,110,062
China CITIC Bank, Cl H	832,000	371,193
China Construction Bank, Cl H	6,924,921	3,916,770
China Galaxy Securities, Cl H	1,970,000	1,008,346
China Petroleum & Chemical, Cl H	1,710,000	874,632
China Railway Group, Cl H	1,786,000	842,998
China State Construction International Holdings	240,000	257,095
China Taiping Insurance Holdings	333,400	308,013
COSCO SHIPPING Holdings, Cl H	1,167,200	1,187,185
Daqo New Energy ADR *	16,221	412,987
Dongfeng Motor Group, Cl H	754,000	331,957
FinVolution Group ADR	79,140	374,332
Guangzhou Automobile Group, Cl H	436,000	204,282
Hello Group ADR	44,171	312,731
Hengdian Group DMEGC Magnetics, Cl A	94,800	188,752
Hisense Home Appliances Group, Cl A	230,500	750,294
Hisense Visual Technology, Cl A	161,900	515,225
Hubei Jumpcan Pharmaceutical, Cl A	144,952	537,008
iQIYI ADR *	109,545	510,480
Jiangxi Copper, Cl H	419,000	592,497
JinkoSolar Holding ADR *	33,251	1,083,650
Kweichow Moutai, Cl A	5,300	1,220,611
Lenovo Group	208,000	242,076
Li Ning	313,000	959,238
Meituan, Cl B *	35,300	500,420
Metallurgical Corp of China, Cl A	906,300	410,086
MINISO Group Holding ADR	14,942	378,182
NARI Technology, Cl A	309,191	954,634
Offshore Oil Engineering, Cl A	630,500	535,663
PDD Holdings ADR *	24,008	2,434,891
PetroChina, Cl H	3,630,000	2,369,555
PICC Property & Casualty, Cl H	1,026,000	1,171,743
Qifu Technology ADR	60,547	895,490
Sinopharm Group, Cl H	304,000	727,011
Tencent Holdings	150,994	5,588,564
Vipshop Holdings ADR *	119,205	1,699,863
Yum China Holdings	46,170	2,426,695
Yutong Bus, Cl A	369,700	689,264
		46,914,593

DENMARK — 1.4%
Coloplast, Cl B	14,168	1,475,910

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

DENMARK — continued
DSV	62,164	$9,279,847
GN Store Nord	24,425	407,129
Pandora	31,620	3,582,499
Tryg	66,062	1,288,642
		16,034,027

FINLAND — 0.1%
Nordea Bank Abp	164,603	1,732,052

FRANCE — 10.5%
Air Liquide	54,410	9,313,535
Alstom	582,617	7,881,900
AXA	258,942	7,664,616
BNP Paribas	56,559	3,249,002
Carrefour	305,193	5,344,938
Danone	253,372	15,057,606
Dassault Systemes	55,627	2,289,091
Hermes International	3,047	5,679,284
Ipsen	20,465	2,416,303
Kering	17,822	7,240,731
L’Oreal	30,137	12,654,388
LVMH Moet Hennessy Louis Vuitton	29,803	21,314,783
Publicis Groupe	22,321	1,697,835
Rexel	95,532	1,949,009
Societe Generale	67,301	1,510,806
Sodexo	58,124	6,144,812
Valeo	231,129	3,050,766
Vinci	81,759	9,031,090
		123,490,495

GERMANY — 4.6%
Allianz	34,520	8,077,679
Carl Zeiss Meditec	18,408	1,596,758
CompuGroup Medical & KgaA	19,138	701,005
Deutsche Telekom	520,075	11,275,844
Hannover Rueck	7,604	1,677,326
Heidelberg Materials	22,809	1,654,067
Infineon Technologies	93,175	2,718,844
LANXESS	160,259	3,668,463
Muenchener Rueckversicherungs-Gesellschaft in Muenchen	9,799	3,928,344
Nemetschek	18,299	1,365,946
RWE	171,218	6,544,945
SAP	85,914	11,511,911
		54,721,132

GREECE — 0.2%
FF Group *(A)	8,921	4,526
JUMBO	8,803	231,318
Mytilineos	15,191	562,159

COMMON STOCK — continued

	Shares	Value

GREECE — continued
National Bank of Greece *	326,254	$1,866,636
		2,664,639

HONG KONG — 1.1%
China Lumena New Materials *(A)	15,350	—
Prudential	1,267,631	13,232,977
WH Group	75,534	45,115
		13,278,092

INDIA — 4.0%
ABB India	10,504	518,063
APL Apollo Tubes	102,688	1,931,067
Bajaj Auto	32,832	2,094,381
Bajaj Finance	14,790	1,331,388
Bank of Baroda	643,056	1,516,274
Colgate-Palmolive India	22,819	579,358
GAIL India	995,284	1,429,049
HDFC Bank ADR	24,782	1,401,422
ICICI Bank ADR	718,015	15,932,753
Indian Oil	822,224	885,731
InterGlobe Aviation *	32,609	961,852
JK Tyre & Industries	107,926	394,379
LIC Housing Finance	90,509	499,435
Mahindra & Mahindra	120,014	2,103,279
Manappuram Finance	318,555	526,168
Natco Pharma	76,159	732,386
NCC	266,242	462,228
Oil & Natural Gas	1,158,976	2,593,308
Power Grid Corp of India	546,882	1,328,233
REC	686,962	2,374,488
Shriram Finance	36,808	830,578
State Bank of India	93,444	634,960
Tanla Platforms	35,299	403,681
Varun Beverages	407,741	4,450,427
Zensar Technologies	55,791	328,503
Zomato *	742,214	938,771
		47,182,162

INDONESIA — 0.8%
Astra International	2,902,200	1,055,761
Bank Central Asia	3,382,900	1,863,709
Bank Mandiri Persero	585,300	209,100
Bank Negara Indonesia Persero	6,305,200	1,902,825
Bank Rakyat Indonesia Persero	12,320,800	3,852,516
Indofood Sukses Makmur	1,014,200	424,599
Perusahaan Gas Negara	4,718,200	373,037
		9,681,547

IRELAND — 0.6%
Bank of Ireland Group	182,245	1,631,537
Ryanair Holdings ADR *	57,619	5,053,187
		6,684,724

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

ITALY — 4.4%
Amplifon	47,150	$1,331,242
Enel	2,006,547	12,723,527
Ferrari	75,393	22,798,128
UniCredit	586,816	14,696,016
		51,548,913

JAPAN — 8.7%
Advantest	306,400	7,899,221
Bridgestone	38,300	1,450,715
Daifuku	67,500	1,116,253
FANUC	364,000	9,040,930
GMO Payment Gateway	10,800	431,714
Harmonic Drive Systems	22,900	496,427
Hoya	42,100	4,056,388
INFRONEER Holdings	166,500	1,757,892
Kajima	78,100	1,291,898
Keyence	41,075	15,914,550
Kokusai Electric *	42,700	696,418
M3	39,500	608,869
MatsukiyoCocokara	116,400	2,043,618
Mitsubishi Electric	223,400	2,563,818
MS&AD Insurance Group Holdings	46,300	1,697,913
Murata Manufacturing	606,300	10,394,457
Nexon	65,800	1,208,417
Nintendo	124,700	5,156,335
Nippon Telegraph & Telephone	3,414,900	4,022,021
Nomura Research Institute	61,800	1,623,640
Obic	9,600	1,420,255
OKUMA	37,200	1,532,858
Renesas Electronics *	209,700	2,756,904
Rohm	104,400	1,674,130
Sanken Electric	18,000	896,021
Secom	29,900	2,078,483
Seven & i Holdings	74,900	2,746,595
Shimamura	18,600	1,837,206
Shin-Etsu Chemical	113,000	3,381,982
SMC	100	46,216
Socionext	20,500	2,001,227
Sompo Holdings	25,400	1,101,272
Sumitomo Mitsui Financial Group	67,000	3,232,707
Sundrug	36,000	979,753
TIS	72,400	1,551,766
TOPPAN	99,700	2,301,442
		103,010,311

MEXICO — 1.0%
Cemex ADR *	568,690	3,395,079
Coca-Cola Femsa ADR	6,553	498,159
Fibra Uno Administracion ‡	250,100	379,729
Grupo Financiero Banorte, Cl O	313,900	2,539,472
Kimberly-Clark de Mexico, Cl A	213,600	390,924

COMMON STOCK — continued

	Shares	Value

MEXICO — continued
Wal-Mart de Mexico	1,143,066	$4,090,293
		11,293,656

NETHERLANDS — 7.7%
Adyen *	12,915	8,701,966
Akzo Nobel	157,002	10,521,525
Argenx *	4,515	2,121,574
ASM International	36,711	15,134,205
ASML Holding	18,303	10,990,913
ASML Holding, Cl G	19,481	11,665,418
BE Semiconductor Industries	18,372	1,895,856
ING Groep	551,815	7,067,234
Koninklijke Philips *	486,378	9,242,533
Shell (EUR)	344,998	11,258,596
Shell (GBP)	67,235	2,163,198
		90,763,018

NEW ZEALAND — 0.1%
Fisher & Paykel Healthcare	78,823	954,532

NORWAY — 0.0%
Nordic Semiconductor *	50,551	410,713

POLAND — 0.0%
Jastrzebska Spolka Weglowa *	17,060	202,571

QATAR — 0.0%
Ooredoo QPSC	177,388	481,837

RUSSIA — 0.0%
Gazprom PJSC (A)	597,226	—
Sberbank of Russia PJSC ADR *(A)	55,964	—
		—

SAUDI ARABIA — 0.2%
Arabian Internet & Communications Services	5,885	491,206
Bawan	11,471	98,571
Elm	3,910	731,059
Etihad Etisalat	44,819	550,740
Leejam Sports JSC	9,549	390,960
Saudi Aramco Base Oil	11,242	387,122
		2,649,658

SINGAPORE — 0.6%
DBS Group Holdings	119,700	2,873,704
United Overseas Bank	221,600	4,368,122
		7,241,826

SOUTH KOREA — 2.8%
Classys	11,199	273,609
Daewoo Engineering & Construction *	101,275	295,466

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

SOUTH KOREA — continued
DB Insurance	8,103	$527,172
DL E&C	7,849	199,500
Doosan Bobcat	11,266	323,684
GS Holdings	17,023	497,103
Hana Financial Group	43,185	1,255,681
Hankook Tire & Technology	8,846	250,974
HD Hyundai Infracore	31,525	156,421
HMM	25,822	279,686
Hyundai Electric & Energy System	8,326	463,385
Hyundai Marine & Fire Insurance	12,211	284,846
Hyundai Mobis	2,360	365,481
JYP Entertainment	9,798	745,821
KB Financial Group ADR	26,332	1,004,829
KB Financial Group	8,075	307,805
Kia	78,502	4,484,933
KIWOOM Securities	3,699	221,160
Korean Air Lines	27,779	422,662
LS	15,560	904,697
LX International	39,376	727,198
LX Semicon	3,323	177,496
NongShim	1,028	338,104
OCI Holdings	7,522	543,516
PharmaResearch	3,092	266,980
Samsung Electronics GDR	3,074	3,843,962
Samsung Electronics	176,931	8,806,719
Samsung Engineering *	15,039	265,057
Samsung Fire & Marine Insurance	3,357	641,934
Samsung Life Insurance	6,472	346,507
Samsung Securities	13,032	341,391
SK Hynix	26,029	2,260,414
SOLUM *	16,891	362,905
Youngone	18,251	733,681
		32,920,779

SPAIN — 1.9%
Aena SME	49,650	7,196,790
Amadeus IT Group	82,587	4,708,591
Iberdrola (B)	720,906	8,009,626
Industria de Diseno Textil	70,901	2,444,825
		22,359,832

SWEDEN — 1.2%
Assa Abloy, Cl B	68,031	1,448,762
Atlas Copco, Cl A	925,330	11,971,179
Sandvik	9,099	154,842
		13,574,783

SWITZERLAND — 2.3%
ABB	144,340	4,847,363
Alcon	58,644	4,195,668
Sika	33,750	8,073,149

COMMON STOCK — continued

	Shares	Value

SWITZERLAND — continued
Straumann Holding	12,550	$1,482,559
Swatch Group	4,320	1,105,331
UBS Group	102,333	2,403,405
Zurich Insurance Group	10,861	5,156,627
		27,264,102

TAIWAN — 3.5%
Alchip Technologies	26,000	2,132,426
Arcadyan Technology	102,000	487,057
Asia Vital Components	57,087	504,433
Asustek Computer	59,000	618,623
Compal Electronics	423,000	367,940
E Ink Holdings	201,000	1,045,828
Evergreen Marine Taiwan	163,400	543,759
Fitipower Integrated Technology	41,400	342,699
Gigabyte Technology	65,000	441,606
Global Mixed Mode Technology	35,000	269,376
Gold Circuit Electronics	49,000	268,120
Hon Hai Precision Industry	576,000	1,719,195
International Games System	29,000	558,973
King Yuan Electronics	257,000	608,885
Lite-On Technology	185,000	576,000
Makalot Industrial	47,000	526,045
MediaTek	69,000	1,800,856
Micro-Star International	52,000	266,205
Novatek Microelectronics	69,000	971,732
Pou Chen	329,000	293,259
Powertech Technology	108,000	350,874
Quanta Computer	370,000	2,184,594
Radiant Opto-Electronics	68,000	260,643
Simplo Technology	24,000	247,264
Sitronix Technology	65,000	574,576
Taiwan Semiconductor Manufacturing ADR	167,102	14,422,574
Taiwan Semiconductor Manufacturing	416,000	6,794,328
United Microelectronics ADR (B)	220,778	1,571,939
Wistron	319,000	889,532
		41,639,341

THAILAND — 0.2%
AP Thailand	1,065,900	320,399
Bangchak	263,000	302,051
Krung Thai Bank	1,588,300	830,465
Sansiri	7,067,300	301,117
		1,754,032

TURKEY — 0.3%
Dogus Otomotiv Servis ve Ticaret	60,132	528,150
KOC Holding	205,962	997,188
Migros Ticaret	44,671	533,189
Sok Marketler Ticaret	131,999	279,287

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

TURKEY — continued
Turk Hava Yollari AO *	81,859	$629,093
Turk Traktor ve Ziraat Makineleri	16,809	430,276
		3,397,183

UNITED ARAB EMIRATES — 0.1%
Emaar Properties PJSC	288,415	525,430
Emirates NBD Bank PJSC	137,126	633,011
Multiply Group PJSC *	449,980	416,955
		1,575,396

UNITED KINGDOM — 11.2%
3i Group	250,380	5,893,619
Ashtead Group	56,432	3,231,178
Barclays	7,125,641	11,418,128
Berkeley Group Holdings	65,762	3,227,308
BP	2,522,845	15,379,130
Compass Group	683,685	17,208,213
CRH	75,560	4,048,380
Dechra Pharmaceuticals	35,893	1,660,861
Diageo	240,193	9,068,161
Halma	47,506	1,066,570
JD Sports Fashion	1,562,940	2,426,107
Kingfisher	768,652	1,959,529
Legal & General Group	1,360,495	3,499,541
London Stock Exchange Group	30,627	3,085,016
NatWest Group	1,357,863	2,949,588
RELX (EUR)	156,485	5,454,142
RELX (GBP)	70,549	2,460,050
Segro ‡	217,845	1,890,417
Smith & Nephew	200,900	2,244,590
SSE	71,399	1,416,612
SSP Group *	3,565,443	7,787,644
Tate & Lyle	980,325	7,509,825
Taylor Wimpey	1,628,745	2,196,227
Unilever	188,418	8,908,885
Weir Group	83,027	1,721,674
WH Smith	275,681	3,887,381
		131,598,776

UNITED STATES — 15.0%
Accenture, Cl A	31,101	9,239,796
Aon, Cl A	47,675	14,750,645
Arch Capital Group *	168,325	14,590,411
Atlassian, Cl A *	81,040	14,639,065
CNH Industrial	138,782	1,536,386
EPAM Systems *	27,945	6,079,994
Experian	282,281	8,549,945
Ferguson	80,400	12,056,466
ICON *	89,973	21,949,813
Linde	25,760	9,844,442
Mettler-Toledo International *	6,687	6,588,033
Nestle	196,176	21,146,082
Schneider Electric	87,096	13,386,476

COMMON STOCK — continued

	Shares	Value

UNITED STATES — continued
STERIS	51,099	$10,729,768
Tenaris	97,471	1,539,742
Waste Connections	75,930	9,832,935
		176,459,999
Total Common Stock (Cost $1,063,878,897)		1,138,177,827

PREFERRED STOCK — 0.1%

BRAZIL — 0.1%
Bradespar (C)	109,300	$484,405

Total Preferred Stock (Cost $499,004)		484,405

RIGHTS — 0.0%

	Number of Rights

Localiza Rent a Car, Expires 11/13/2023* (A)	1,392	$1,510

Total Rights (Cost $–)		1,510

SHORT-TERM INVESTMENT — 0.1%

	Shares
State Street Institutional US
Government Money Market
Fund, Premier Class, 5.300% (D)
(Cost $1,593,541)	1,593,541	$1,593,541
Total Short-Term Investment
(Cost $1,593,541)		1,593,541
Total Investments in Securities— 96.7%
(Cost $1,065,971,442)		$1,140,257,283

Percentages are based on Net Assets of $1,179,098,256.

*	Non-income producing security.
‡	Real Estate Investment Trust.
(A)	Level 3 security in accordance with fair value hierarchy.
(B)	This security or a partial position of this security is on loan at October 31, 2023. The total market value of securities on loan at October 31, 2023 was $1,553,756.
(C)	There is currently no rate available.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

OCTOBER 31, 2023

(D)	This security was purchased with cash collateral received from securities lending. The total was of such securities as of October 31, 2023, was $1,593,541.

ADR — American Depositary Receipt

CAD — Canadian Dollar

Cl — Class

EUR — Euro

GBP — British Pound

GDR — Global Depositary Receipt

JSC —Joint-Stock Company

PJSC — Public Joint-Stock Company

QPSC — Qatari Joint-Stock Company

USD — U.S. Dollar

The following is a list of the inputs used as of October 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3^	Total
Common Stock
Australia	$–	$4,835,618	$–	$4,835,618
Belgium	–	9,283,078	–	9,283,078
Brazil	22,717,928	–	–	22,717,928
Canada	57,856,482	–	–	57,856,482
China	16,984,108	29,930,485	–	46,914,593
Denmark	–	16,034,027	–	16,034,027
Finland	–	1,732,052	–	1,732,052
France	–	123,490,495	–	123,490,495
Germany	–	54,721,132	–	54,721,132
Greece	231,318	2,428,795	4,526#	2,664,639
Hong Kong	–	13,278,092	–#	13,278,092
India	17,334,175	29,847,987	–	47,182,162
Indonesia	–	9,681,547	–	9,681,547
Ireland	5,053,186	1,631,538	–	6,684,724
Italy	–	51,548,913	–	51,548,913
Japan	696,418	102,313,893	–	103,010,311
Mexico	11,293,656	–	–	11,293,656
Netherlands	11,665,418	79,097,600	–	90,763,018
New Zealand	–	954,532	–	954,532
Norway	–	410,713	–	410,713
Poland	–	202,571	–	202,571
Qatar	481,837	–	–	481,837
Russia	–	–	–#	–
Saudi Arabia	941,700	1,707,958	–	2,649,658
Singapore	–	7,241,826	–	7,241,826
South Korea	1,004,829	31,915,950	–	32,920,779
Spain	–	22,359,832	–	22,359,832
Sweden	–	13,574,783	–	13,574,783
Switzerland	–	27,264,102	–	27,264,102
Taiwan	15,994,515	25,644,826	–	41,639,341
Thailand	–	1,754,032	–	1,754,032
Turkey	1,061,338	2,335,845	–	3,397,183
United Arab Emirates	–	1,575,396	–	1,575,396
United Kingdom	7,787,644	123,811,132	–	131,598,776
United States	119,784,645	56,675,354	–	176,459,999
Total Common

Stock	290,889,197	847,284,104	4,526	1,138,177,827

Short-Term Investment	1,593,541	–	–	1,593,541
Preferred Stock
Brazil	484,405	–	–	484,405
Rights	1,510	–	–	1,510
Total Investments in

Securities	$292,968,653	$847,284,104	$4,526	$1,140,257,283

^ A reconciliation of Level 3 investments, including certain disclosures related to significant inputs used in valuing Level 3 investments is only presented when the Fund has over 1% of Level 3 investments at the end of the period in relation to net assets.

# Security or securities with a market value of $0.

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 96.2%

	Shares	Value

AUSTRALIA — 6.2%
Accent Group	151,545	$180,664
Allkem *	43,492	265,264
ALS	119,880	818,892
Alumina	409,607	203,164
Cettire *	25,660	41,835
Emeco Holdings	85,896	31,290
FleetPartners Group *	45,851	72,288
JB Hi-Fi	2,610	74,883
Kelsian Group	75,380	289,349
Myer Holdings	158,687	50,450
Neuren Pharmaceuticals *	11,308	76,984
Orora	401,146	627,460
Perenti	457,282	308,620
Perseus Mining	211,566	225,623
Pro Medicus	1,122	53,343
Ramelius Resources	91,673	95,034
Ridley	153,896	215,833
Seven Group Holdings	4,867	85,845
Sigma Healthcare	458,964	187,913
Super Retail Group	3,536	29,697
Technology One	25,414	235,239
Ventia Services Group Pty	142,380	248,379

		4,418,049

AUSTRIA — 2.0%
ANDRITZ	2,625	120,701
Palfinger	18,840	454,113
Porr Ag	4,350	52,060
Schoeller-Bleckmann Oilfield
Equipment	11,830	597,188
Strabag	521	20,577
Telekom Austria, Cl A	26,889	187,584

		1,432,223

COMMON STOCK — continued

	Shares	Value

BELGIUM — 0.4%
Bekaert	1,636	$66,174
Melexis	1,984	145,902
X-Fab Silicon Foundries *	4,357	39,434

		251,510

BRAZIL — 0.2%
Cia de Saneamento do Parana	26,400	113,547
Jalles Machado	14,900	24,287

		137,834

BURKINA FASO — 0.1%
IAMGOLD *	28,376	72,562

CANADA — 3.6%
ADENTRA	2,169	39,685
Boardwalk Real Estate Investment Trust ‡	10,778	502,779
Bombardier, Cl B *	1,652	52,943
CI Financial	16,512	149,509
Cineplex *	7,200	43,254
Finning International	1,923	51,474
iA Financial	2,709	157,457
International Petroleum *	30,510	318,451
Linamar	2,077	89,708
North American Construction Group	11,525	236,934
Parex Resources	15,164	290,336
Pason Systems	9,029	86,436
Stantec	3,626	221,622
Stella-Jones	1,734	90,731
Torex Gold Resources *	2,429	23,393
Trican Well Service	29,149	98,476
Vermilion Energy	6,554	94,468

		2,547,656

CHINA — 2.2%
Beijing Enterprises Holdings	25,500	84,969
Beijing Jingneng Clean Energy, Cl H	432,000	89,506
Chaoju Eye Care Holdings	92,000	48,901
China Datang Renewable Power, Cl H	77,000	17,423
China World Trade Center, Cl A	16,900	45,828
E-Commodities Holdings, Cl New Shares	242,000	41,796
Excellence Commercial Property & Facilities Management Group	188,000	43,664
FinVolution Group ADR	25,159	119,002
First Tractor, Cl H	48,000	24,308
Fufeng Group	378,000	196,339
Gemdale Properties & Investment	1,886,000	55,878
Jinan Acetate Chemical *	5,551	166,904
Kerry Logistics Network	234,151	198,610

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

CHINA — continued
LexinFintech Holdings ADR	39,453	$72,002
NetDragon Websoft Holdings	33,500	59,528
Sinofert Holdings	364,000	41,410
Sinopec Engineering Group, Cl H	141,000	70,472
Theme International Holdings *	500,000	37,098
Yuexiu Services Group	351,000	121,965

		1,535,603

DENMARK — 2.1%
ALK-Abello *	9,536	105,740
Bavarian Nordic *	994	18,926
D/S Norden	5,739	325,718
Dfds	18,467	532,885
H Lundbeck	26,330	137,480
Netcompany Group	7,800	243,790
Per Aarsleff Holding	2,581	112,772

		1,477,311

EGYPT — 0.1%
Centamin	33,387	33,408

FRANCE — 5.2%
CGG*	43,418	30,689
Elis	19,798	324,350
IPSOS	18,666	906,182
LISI	27,794	642,763
Mersen	1,933	64,114
Rexel	4,172	85,116
Societe BIC	1,790	112,239
Sopra Steria Group	6,890	1,235,724
Verallia	9,392	305,078

		3,706,255

GEORGIA — 0.1%
TBC Bank Group	3,080	100,350

GERMANY — 2.1%
Atoss Software	1,679	354,366
Aurubis	4,830	397,758
Cliq Digital	2,723	50,249
CTS Eventim & KGaA	1,523	92,116
HUGO BOSS	853	49,836
Krones	1,845	179,651
SMA Solar Technology *	1,249	76,659
SUESS MicroTec	14,629	253,095

		1,453,730

GREECE — 0.1%
Piraeus Financial Holdings *	29,714	87,985

HONG KONG — 1.2%
Cowell e Holdings *	27,000	64,781

COMMON STOCK — continued

	Shares	Value

HONG KONG — continued
Skyworth Group	148,000	$53,483
United Laboratories International Holdings	176,000	179,673
Vitasoy International Holdings	429,309	529,673
Yue Yuen Industrial Holdings	18,500	21,632

		849,242

HUNGARY — 0.0%
Magyar Telekom Telecommunications	13,921	21,600

INDIA — 3.6%
Ajanta Pharma	4,236	89,701
BEML	1,258	30,548
Birlasoft	7,473	49,199
BLS International Services	22,205	69,778
Caplin Point Laboratories	10,532	129,700
Chennai Petroleum	9,100	62,924
Coforge	598	35,832
Cosmo First	13,714	104,978
GHCL	5,192	36,268
Godawari Power and Ispat	38,406	284,301
Great Eastern Shipping	13,187	125,828
Indoco Remedies	7,632	29,135
IRCON International	151,895	253,347
Karur Vysya Bank	203,499	349,961
Kirloskar Ferrous Industries	20,084	114,183
Motilal Oswal Financial Services	1,990	24,799
PTC India	95,266	160,562
Rail Vikas Nigam	35,563	65,839
Route Mobile	9,308	173,642
Sarda Energy & Minerals	41,765	101,957
Shipping Corp of India	21,328	35,656
Sonata Software	3,840	53,205
Tamil Nadu Newsprint & Papers	21,677	72,321
Tata Communications	6,684	133,636

		2,587,300

INDONESIA — 0.2%
Ciputra Development	426,400	29,755
First Pacific	334,000	126,451

		156,206

IRELAND — 0.7%
Glenveagh Properties *	108,304	104,404
hVIVO	326,589	76,287
Keywords Studios	19,422	307,893

		488,584

ISRAEL — 0.8%
Africa Israel Residences	3,573	151,379
Electra Real Estate	3,218	25,925
Isras Investment	685	115,744
Ituran Location and Control	4,898	121,128

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

ISRAEL — continued
Perion Network *	1,251	$31,775
Plus500	8,726	149,404

		595,355

ITALY — 3.1%
Banco BPM	60,132	307,337
BPER Banca	45,233	147,043
Buzzi	5,679	150,220
Carel Industries	1,276	26,573
d’Amico International Shipping	14,183	74,448
De’ Longhi	36,666	819,558
Iveco Group *	17,388	146,390
Lottomatica Group Spa *	4,734	44,715
Orsero	5,349	83,556
OVS	58,812	104,049
SOL	5,318	152,883
Webuild	96,034	172,774

		2,229,546

JAPAN — 25.3%
77 Bank	3,300	73,617
Advance Residence Investment ‡	179	389,517
Aichi Financial Group	5,223	82,275
AOKI Holdings	22,000	144,230
Aoyama Trading	21,400	214,833
Argo Graphics	1,600	35,095
Ariake Japan	21,178	670,332
Asics	33,101	1,049,440
Avex	3,100	28,335
Bell System24 Holdings	7,600	78,025
Charm Care	42,500	310,414
Chiyoda *	39,100	92,001
CMIC Holdings	6,700	76,030
Concordia Financial Group	126,666	589,046
Credit Saison	1,800	27,005
Daiseki	10,620	293,550
Daishinku	11,100	53,818
DMG Mori	64,700	1,071,057
Doutor Nichires Holdings	4,600	66,475
Echo Trading	2,700	25,261
Eiken Chemical	11,700	115,501
Ferrotec Holdings	8,900	156,571
FreakOut Holdings inc *	15,000	77,223
Fuji Seal International	39,100	435,916
Greens	5,100	53,395
H.U. Group Holdings	3,400	57,190
Hanwa	3,100	93,524
Hisamitsu Pharmaceutical	1,100	35,115
Hitachi Zosen	16,100	84,059
Horiba	13,500	683,164
Hoshino Resorts REIT ‡	92	362,277
HS Holdings	13,800	92,315
IDOM	6,700	40,353

COMMON STOCK — continued

	Shares	Value

JAPAN — continued
Internet Initiative Japan	63,446	$1,026,079
ISB	4,900	45,964
Iwatani	15,400	737,191
J Trust	7,900	25,082
Jaccs	2,100	72,246
Juroku Financial Group	2,900	78,199
Komori	8,100	62,077
Kumiai Chemical Industry	6,300	45,958
Kureha	3,100	184,264
Kurita Water Industries	20,678	628,808
Lawson	1,100	53,205
Look Holdings	7,300	97,154
Mabuchi Motor	20,700	591,897
Macnica Holdings	3,700	150,458
Maruzen Showa Unyu	3,600	90,963
Matsuda Sangyo	5,600	97,615
Megmilk Snow Brand	14,600	235,524
Meiji Shipping	6,400	27,550
Menicon	38,162	442,793
Miroku Jyoho Service	8,500	87,128
Mitachi	5,400	36,774
Mitsubishi Motors	98,800	323,014
Mitsubishi Shokuhin	9,400	248,072
Mitsui Matsushima Holdings	6,400	117,219
MTG	9,300	88,315
NET One Systems	6,700	102,349
Nippon Paper Industries	3,200	27,868
Nippon Sheet Glass *	5,100	22,427
Nippon Shokubai	2,200	81,783
Nishi-Nippon Financial Holdings	5,200	62,157
Nissui	19,000	92,278
NS United Kaiun Kaisha	1,900	54,055
Oita Bank	2,700	49,991
Onamba	13,300	69,813
Outsourcing	2,600	19,337
Pressance	13,700	147,931
Prestige International	20,000	81,252
Sakata INX	4,900	40,995
Sakata Seed	14,100	379,725
Sanko Gosei	11,100	39,824
Sanyo Shokai	6,100	110,196
SCREEN Holdings	1,400	65,145
Seiren	31,728	471,055
Seven Bank	494,700	980,355
Shiga Bank	2,300	60,877
Starts	2,100	39,919
Sun Frontier Fudousan	27,800	269,976
Takara Leben Real Estate Investment ‡	168	110,111
Tess Holdings	6,800	21,479
THK	14,800	264,727
Tokai Carbon	15,300	117,511

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

JAPAN — continued
Tokyo Kiraboshi Financial Group	2,600	$76,807
Tokyo Steel Manufacturing	6,900	79,819
Tokyu REIT ‡	439	524,304
Topy Industries	5,100	82,232
Toyo Engineering *	7,200	28,710
Traders Holdings	15,400	64,204
Yokogawa Bridge Holdings	2,200	36,396
ZERIA Pharmaceutical	6,800	90,417

		18,016,533

LUXEMBOURG — 1.6%
L’Occitane International	448,642	1,153,209

MALAYSIA — 0.8%
Bumi Armada *	1,124,800	130,127
Eco World Development Group	220,300	46,728
Heineken Malaysia	30,600	153,113
Scientex	46,600	35,683
Sime Darby Property	1,196,200	154,485
SP Setia Group	291,000	51,369

		571,505

MAURITIUS — 0.1%
Capital	76,542	72,818

MEXICO — 0.2%
FIBRA Macquarie Mexico ‡	58,600	90,044
Nemak *	202,600	35,912

		125,956

NETHERLANDS — 0.3%
Eurocommercial Properties ‡	7,090	152,060
Koninklijke Heijmans NorthV	1,425	16,352
Wereldhave ‡	4,128	62,184

		230,596

NEW ZEALAND — 0.2%
Air New Zealand	306,465	119,412

NORWAY — 2.7%
Hexagon Composites *	134,938	318,052
Hoegh Autoliners	29,311	236,982
Norske Skog	18,184	66,426
PhotoCure *	27,900	144,242
Rana Gruber, Cl A	5,634	31,298
Salmar	21,070	998,969
Stolt-Nielsen	3,295	108,511

		1,904,480

PHILIPPINES — 0.1%
Robinsons Land	231,800	56,984

POLAND — 0.3%
Budimex	5	560

COMMON STOCK — continued

	Shares	Value

POLAND — continued
Tauron Polska Energia *	272,715	$239,733

		240,293

PORTUGAL — 0.0%
Mota-Engil SGPS	7,110	23,048

SAUDI ARABIA — 0.4%
AlSaif Stores For Development & Investment	37,829	76,490
Bawan	3,815	32,782
Riyadh Cables Group	4,344	84,903
Saudi Chemical Holding	99,363	105,986

		300,161

SINGAPORE — 0.1%
Best World International *	42,000	51,809
Hour Glass	26,000	31,313

		83,122

SOUTH AFRICA — 0.6%
DRDGOLD ADR	4,867	41,418
Fortress Real Estate Investments, Cl B *	232,361	73,240
Fortress Real Estate Investments, Cl A *	151,603	105,955
Momentum Metropolitan Holdings	76,312	85,361
Vukile Property Fund ‡	202,281	134,180

		440,154

SOUTH KOREA — 2.3%
AfreecaTV	937	46,657
DB HiTek	3,910	141,156
DB Insurance	2,590	168,503
Dongjin Semichem	2,674	59,683
Hanwha General Insurance *	36,955	113,650
Hanwha Life Insurance	36,996	76,025
HD Hyundai Infracore	24,710	122,606
Hyundai Marine & Fire Insurance	2,060	48,054
JB Financial Group	17,894	133,848
Jeisys Medical	31,152	243,186
KIWOOM Securities	1,183	70,730
Kyung Dong Navien	5,499	195,516
OCI Holdings	2,230	161,122
Youngone	1,620	65,123

		1,645,859

SPAIN — 2.4%
Fluidra	9,458	166,578
Gestamp Automocion	16,960	62,345
Laboratorios Farmaceuticos Rovi	3,692	197,241
Melia Hotels International *	234,788	1,304,890

		1,731,054

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

SWEDEN — 3.5%
B3 Consulting Group	3,873	$27,287
BioGaia, Cl B	60,174	536,708
Castellum	3,365	32,220
Fortnox	24,755	98,038
Hemnet Group	11,566	200,703
HMS Networks	1,456	48,250
Hoist Finance *	17,046	47,901
Inwido	3,241	33,089
Loomis, Cl B	45,944	1,192,409
Nyfosa	11,674	56,442
Sectra, Cl B	9,524	102,913
Trelleborg, Cl B	3,411	86,182

		2,462,142

SWITZERLAND — 3.3%
Basilea Pharmaceutica *	951	36,999
Bucher Industries	1,177	419,965
Georg Fischer	960	49,794
Inficon Holding	343	371,095
IWG *	352,216	564,205
Landis+Gyr Group	8,146	604,102
LEM Holding	48	97,145
Swissquote Group Holding	871	167,223

		2,310,528

TAIWAN — 3.9%
Ardentec	46,000	92,578
ASPEED Technology	1,000	79,918
Chicony Power Technology	83,000	287,360
Depo Auto Parts Industries	89,000	358,315
Elitegroup Computer Systems	80,000	63,327
Far Eastern Department Stores	166,000	122,770
FIT Hon Teng *	293,000	39,297
Fitipower Integrated Technology	7,700	63,739
Getac Holdings	94,000	210,787
Gigabyte Technology	14,000	95,115
ITE Technology	34,000	171,417
L&K Engineering	88,000	346,749
Liton Technology	58,000	61,639
Lotes	3,000	76,608
M31 Technology	3,300	89,400
Nan Pao Resins Chemical	30,000	184,437
Pan German Universal Motors	18,000	169,637
Topkey	14,000	69,708
United Integrated Services	22,000	163,335
Wowprime	5,299	39,143

		2,785,279

THAILAND — 0.6%
Ichitan Group	506,700	215,696
Sappe	100,700	213,642

		429,338

COMMON STOCK — continued

	Shares	Value

TURKEY — 0.6%
Mavi Giyim Sanayi Ve Ticaret, Cl B	20,271	$68,423
Migros Ticaret	16,283	194,352
Sok Marketler Ticaret	83,726	177,150

		439,925

UNITED KINGDOM — 9.4%
4imprint Group	8,065	492,775
Big Yellow Group ‡	8,268	95,999
Bloomsbury Publishing	4,265	20,621
Bodycote	7,880	54,886
Britvic	10,415	106,064
Coats Group	862,022	707,107
Craneware	16,500	318,017
CVS Group	52,276	931,804
Domino’s Pizza Group	9,378	39,066
Drax Group	14,495	74,331
Games Workshop Group	2,072	248,711
Global Ship Lease, Cl A	3,685	64,782
Hammerson ‡	245,138	65,668
Howden Joinery Group	15,035	116,571
IMI	12,150	216,629
Investec	47,629	264,757
IP Group	138,149	73,508
J D Wetherspoon *	2,651	20,330
Johnson Service Group	82,864	128,858
Man Group	80,456	214,756
Marks & Spencer Group *	27,561	72,657
Mitchells & Butlers *	9,086	22,867
Mitie Group	26,539	31,801
OSB Group	3,988	14,536
Paragon Banking Group	11,440	61,606
Pets at Home Group	10,504	35,854
Rightmove	9,062	52,171
Safestore Holdings ‡	49,450	410,820
Savills	101,774	972,540
Serco Group	74,369	129,047
Shaftesbury Capital ‡	90,534	114,580
SThree	20,451	87,164
Tate & Lyle	41,350	316,764
Virgin Money UK	23,278	42,221
Yu Group	4,912	60,796

		6,680,664

UNITED STATES — 3.5%
Inmode *	769	14,688
JS Global Lifestyle	330,500	52,055
MDA *	8,245	68,122
Ormat Technologies	13,472	834,636
Reliance Worldwide	189,000	420,478

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

OCTOBER 31, 2023

COMMON STOCK — continued

	Shares	Value

UNITED STATES — continued
Samsonite International *	343,305	$1,063,345

		2,453,324
Total Common Stock (Cost $73,071,351)		68,458,693

PREFERRED STOCK — 0.8%

BRAZIL — 0.6%
Cia de Ferro Ligas da Bahia FERBASA (A)	$6,100	$59,149
Cia de Saneamento do Parana (A)	249,000	215,277
Gol Linhas Aereas Inteligentes (A)	80,100	135,644

		410,070

GERMANY — 0.2%
Schaeffler (A)	25,928	134,429
Total Preferred Stock (Cost $560,742)		544,499
Total Investments in Securities— 97.0% (Cost $73,632,093)		$69,003,192

Percentages are based on Net Assets of $71,149,750.

*	Non-income producing security.
‡	Real Estate Investment Trust.

(A)	There is currently no rate available.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

SGPS — Sociedade Gestora de Participaçőes Sociais (holding company)

The following is a list of the inputs used as of October 31, 2023, in valuing the Fund’s investments and other financial instruments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Australia	$–	$4,418,049	$–	$4,418,049
Austria	187,584	1,244,639	–	1,432,223
Belgium	–	251,510	–	251,510
Brazil	137,834	–	–	137,834
Burkina Faso	72,562	–	–	72,562
Canada	2,547,656	–	–	2,547,656
China	191,003	1,344,600	–	1,535,603
Denmark	–	1,477,311	–	1,477,311
Egypt	–	33,408	–	33,408
France	–	3,706,255	–	3,706,255
Georgia	100,350	–	–	100,350
Germany	–	1,453,730	–	1,453,730
Greece	–	87,985	–	87,985
Hong Kong	–	849,242	–	849,242
Hungary	–	21,600	–	21,600
India	–	2,587,300	–	2,587,300
Indonesia	–	156,206	–	156,206
Ireland	180,692	307,892	–	488,584
Israel	453,685	141,670	–	595,355
Italy	44,715	2,184,831	–	2,229,546
Japan	–	18,016,533	–	18,016,533
Luxembourg	–	1,153,209	–	1,153,209
Malaysia	153,112	418,393	–	571,505
Mauritius	72,818	–	–	72,818
Mexico	125,956	–	–	125,956
Netherlands	–	230,596	–	230,596
New Zealand	–	119,412	–	119,412
Norway	–	1,904,480	–	1,904,480
Philippines	–	56,984	–	56,984
Poland	–	240,293	–	240,293
Portugal	–	23,048	–	23,048
Saudi Arabia	–	300,161	–	300,161
Singapore	31,312	51,810	–	83,122
South Africa	126,779	313,375	–	440,154
South Korea	–	1,645,859	–	1,645,859
Spain	–	1,731,054	–	1,731,054
Sweden	–	2,462,142	–	2,462,142
Switzerland	–	2,310,528	–	2,310,528
Taiwan	–	2,785,279	–	2,785,279
Thailand	–	429,338	–	429,338
Turkey	262,775	177,150	–	439,925
United Kingdom	2,180,194	4,500,470	–	6,680,664
United States	82,810	2,370,514	–	2,453,324

Total Common Stock	6,951,837	61,506,856	–	68,458,693

Preferred Stock
Brazil	410,070	–	–	410,070

Germany	–	134,429	–	134,429
Total Preferred Stock	410,070	134,429	–	544,499

Total Investments in Securities	$7,361,907	$61,641,285	$–	$69,003,192

Amounts designated as “–” are $0 or have been round to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

100.0% Open-End Mutual Funds

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS OPEN-END MUTUAL FUNDS — 99.7%

	Shares	Value
Catholic Responsible Investments Bond Fund†	3,802,156	$ 30,189,119
Catholic Responsible Investments Equity Index Fund†	2,926,194	26,745,411
Catholic Responsible Investments International Equity Fund†	1,154,242	9,510,953
Catholic Responsible Investments International Small-Cap Fund†	287,270	2,298,160
Catholic Responsible Investments Multi-Style US Equity Fund†	900,929	8,000,250
Catholic Responsible Investments Opportunistic Bond Fund†	1,858,553	16,541,125
Catholic Responsible Investments Short Duration Bond Fund†	1,816,498	17,129,576
Catholic Responsible Investments Small-Cap Fund†	596,870	4,649,617

Total Open-End Mutual Funds (Cost $114,371,826)		115,064,211
Total Investments in Securities— 99.7% (Cost $114,371,826)		$115,064,211

Percentages are based on Net Assets of $115,374,603.

†	Investment in Affiliated Security.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND

OCTOBER 31, 2023

The following is a summary of the transactions with affiliates for the year ended October 31, 2023:

Security Description	Value 10/31/2022	Purchases at Cost	Proceeds from Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2023	Income	Capital Gains

Catholic Responsible Investments Bond Fund	$19,561,268	$14,428,065	$(2,303,578)	$(388,893)	$(1,107,743)	$30,189,119	$1,188,229	$—
Catholic Responsible Investments Equity Index Fund	15,587,465	11,082,615	(1,863,803)	64,355	1,874,779	26,745,411	370,385	—
Catholic Responsible Investments International Equity Fund	5,235,036	4,485,738	(753,898)	(10,376)	554,453	9,510,953	152,700	—
Catholic Responsible Investments International Small-Cap Fund	1,334,556	1,137,407	(188,475)	3,383	11,289	2,298,160	54,148	—
Catholic Responsible Investments Multi-Style US Equity Fund	4,495,211	3,411,785	(586,365)	(23,997)	703,616	8,000,250	41,645	—
Catholic Responsible Investments Opportunistic Bond Fund	10,736,189	7,311,287	(1,151,786)	(105,098)	(249,467)	16,541,125	691,369	—
Catholic Responsible Investments Short Duration Bond Fund	11,148,864	7,153,514	(1,151,787)	(69,039)	48,024	17,129,576	533,596	—
Catholic Responsible Investments Small-Cap Fund	3,234,709	2,397,491	(376,950)	(17,944)	(587,689)	4,649,617	69,220	161,752

Totals	$71,333,298	$51,407,902	$(8,376,642)	$(547,609)	$1,247,262	$115,064,211	$3,101,292	$161,752

Amounts designated as “–” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

100.0% Open-End Mutual Funds

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
OPEN-END MUTUAL FUNDS — 99.9%

	Shares	Value
Catholic Responsible Investments Bond Fund†	24,395,706	$193,701,902
Catholic Responsible Investments Equity Index Fund†	19,325,236	176,632,656
Catholic Responsible Investments International Equity Fund†	13,820,744	113,882,934
Catholic Responsible Investments International Small-Cap Fund†	3,547,517	28,380,134
Catholic Responsible Investments Multi-Style US Equity Fund†	29,347,668	260,607,295
Catholic Responsible Investments Opportunistic Bond Fund†	12,037,483	107,133,601
Catholic Responsible Investments Short Duration Bond Fund†	11,737,486	110,684,491
Catholic Responsible Investments Small-Cap Fund†	7,148,917	55,690,060

Total Open-End Mutual Funds (Cost $1,014,437,535)		1,046,713,073
Total Investments in Securities— 99.9% (Cost $1,014,437,535)		$1,046,713,073

Percentages are based on Net Assets of $1,047,394,381.

†	Investment in Affiliated Security.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND

OCTOBER 31, 2023

The following is a summary of the transactions with affiliates for the year ended October 31, 2023:

Security Description	Value 10/31/2022	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2023	Income	Capital Gains
Catholic Responsible Investments Bond Fund	$195,347,648	$12,873,709	$(7,487,786)	$(1,309,799)	$(5,721,870)	$193,701,902	$8,221,286	$—
Catholic Responsible Investments Equity Index Fund	161,916,277	6,061,009	(5,615,839)	(456,575)	14,727,784	176,632,656	2,571,692	—
Catholic Responsible Investments International Equity Fund	102,020,700	4,720,888	(4,492,671)	(675,292)	12,309,309	113,882,934	1,929,435	—
Catholic Responsible Investments International Small-Cap Fund	26,578,242	1,401,534	(1,123,168)	(181,688)	1,705,214	28,380,134	703,671	—
Catholic Responsible Investments Multi-Style US Equity Fund	237,507,961	7,016,860	(8,985,342)	(969,398)	26,037,214	260,607,295	1,433,952	—
Catholic Responsible Investments Opportunistic Bond Fund	105,424,072	7,128,751	(3,743,891)	(334,206)	(1,341,125)	107,133,601	4,802,540	—
Catholic Responsible Investments Short Duration Bond Fund	108,187,317	6,008,728	(3,743,893)	(231,761)	464,100	110,684,491	3,682,517	—
Catholic Responsible Investments Small-Cap Fund	61,436,749	4,380,480	(2,246,335)	(361,471)	(7,519,363)	55,690,060	875,115	2,109,638

Totals	$998,418,966	$49,591,959	$(37,438,925)	$(4,520,190)	$40,661,263	$1,046,713,073	$24,220,208	$2,109,638

Amounts designated as “–” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

100.0% Open-End Mutual Funds

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
OPEN-END MUTUAL FUNDS — 99.9%

	Shares	Value
Catholic Responsible Investments Bond Fund†	9,658,209	$76,686,178
Catholic Responsible Investments Equity Index Fund†	18,043,768	164,920,038
Catholic Responsible Investments International Equity Fund†	5,456,847	44,964,418
Catholic Responsible Investments International Small-Cap Fund†	1,345,409	10,763,272
Catholic Responsible Investments Opportunistic Bond Fund†	4,753,652	42,307,503
Catholic Responsible Investments Short Duration Bond Fund†	4,662,734	43,969,582
Catholic Responsible Investments Small-Cap Fund†	2,783,674	21,684,821

Total Open-End Mutual Funds (Cost $380,877,688)		405,295,812

Total Investments in Securities— 99.9% (Cost $380,877,688)		$405,295,812

Percentages are based on Net Assets of $405,689,688.

†	Investment in Affiliated Security.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND

OCTOBER 31, 2023

The following is a summary of the transactions with affiliates for the year ended October 31, 2023:

Security Description	Value 10/31/2022	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2023	Income	Capital Gains
Catholic Responsible Investments Bond Fund	$77,381,202	$8,696,087	$(6,522,091)	$(1,133,812)	$(1,735,208)	$76,686,178	$3,250,776	$—
Catholic Responsible Investments Equity Index Fund	151,269,825	13,003,830	(12,718,077)	(504,244)	13,868,704	164,920,038	2,385,473	—
Catholic Responsible Investments International Equity Fund	40,357,185	4,030,050	(3,913,254)	(539,037)	5,029,474	44,964,418	762,864	—
Catholic Responsible Investments International Small-Cap Fund	10,100,702	1,083,901	(978,314)	(128,594)	685,577	10,763,272	267,105	—
Catholic Responsible Investments Opportunistic Bond Fund	41,639,070	4,615,913	(3,261,045)	(303,524)	(382,911)	42,307,503	1,893,257	—
Catholic Responsible Investments Short Duration Bond Fund	42,973,197	4,183,924	(3,261,045)	(200,011)	273,517	43,969,582	1,461,268	—
Catholic Responsible Investments Small-Cap Fund	23,878,020	2,775,345	(1,956,626)	(235,573)	(2,776,345)	21,684,821	338,517	803,234

Totals	$387,599,201	$38,389,050	$(32,610,452)	$(3,044,795)	$14,962,808	$405,295,812	$10,359,260	$803,234

Amounts designated as “–” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND

OCTOBER 31, 2023

SECTOR WEIGHTINGS (unaudited)†

100.0% Open-End Mutual Funds

† Percentages are based on total investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

SCHEDULE OF INVESTMENTS
OPEN-END MUTUAL FUNDS — 99.8%

	Shares	Value
Catholic Responsible Investments Bond Fund†	3,827,969	$30,394,074
Catholic Responsible Investments Equity Index Fund†	9,943,172	90,880,592
Catholic Responsible Investments International Equity Fund†	4,245,187	34,980,339
Catholic Responsible Investments International Small-Cap Fund†	1,055,480	8,443,839
Catholic Responsible Investments Multi-Style US Equity Fund†	4,188,209	37,191,299
Catholic Responsible Investments Opportunistic Bond Fund†	1,886,141	16,786,654
Catholic Responsible Investments Short Duration Bond Fund†	1,849,601	17,441,741
Catholic Responsible Investments Small-Cap Fund†	2,207,895	17,199,505

Total Open-End Mutual Funds (Cost $234,634,368)		253,318,043

Total Investments in Securities— 99.8% (Cost $234,634,368)		$253,318,043

Percentages are based on Net Assets of $253,713,241.

†	Investment in Affiliated Security.

As of October 31, 2023, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance of fair value measurements and disclosure under U.S. generally accepted accounting principles.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND

OCTOBER 31, 2023

The following is a summary of the transactions with affiliates for the year ended October 31, 2023:

Security Description	Value 10/31/2022	Purchases at Cost	Proceeds from Sales	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value 10/31/2023	Income	Capital Gains
Catholic Responsible Investments Bond Fund	$28,221,528	$4,829,729	$(1,432,053)	$(214,893)	$(1,010,237)	$30,394,074	$1,270,949	$—
Catholic Responsible Investments Equity Index Fund	76,616,648	10,913,645	(3,866,544)	(136,355)	7,353,198	90,880,592	1,304,940	—
Catholic Responsible Investments International Equity Fund	28,654,565	4,859,855	(1,718,464)	(170,669)	3,355,052	34,980,339	589,320	—
Catholic Responsible Investments International Small-Cap Fund	7,244,380	1,275,992	(429,616)	(33,757)	386,840	8,443,839	208,358	—
Catholic Responsible Investments Multi-Style US Equity Fund	30,912,545	4,471,763	(1,718,464)	(76,412)	3,601,867	37,191,299	201,228	—
Catholic Responsible Investments Opportunistic Bond Fund	15,276,824	2,520,956	(716,026)	(58,912)	(236,188)	16,786,654	741,566	—
Catholic Responsible Investments Short Duration Bond Fund	15,789,944	2,352,351	(716,026)	(43,290)	58,762	17,441,741	572,961	—
Catholic Responsible Investments Small-Cap Fund	17,402,612	3,003,349	(859,232)	(85,514)	(2,261,710)	17,199,505	266,217	601,864

Totals	$220,119,046	$34,227,640	$(11,456,425)	$(819,802)	$11,247,584	$253,318,043	$5,155,539	$601,864
Amounts designated as “–” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Catholic Responsible Investments Ultra Short Bond Fund		Catholic Responsible Investments Short Duration Bond Fund		Catholic Responsible Investments Bond Fund		Catholic Responsible Investments Opportunistic Bond Fund

Assets:
Investments, at Value (Cost $52,291,831, $481,947,473, $1,917,387,412 and $534,059,971)		$52,323,241		$470,082,136	$1,719,993,594	*	$512,918,777
Repurchase Agreements, at Value (Cost $6,000,000, $1,000,000, $– and $–)		6,000,000		1,000,000	–		–
Receivable for Capital Shares Sold		210,756		4,858	10,388,317		4,858
Dividend and Interest Receivable		85,701		3,336,110	11,568,813		2,631,105
Cash and Cash Equivalents		21,424		4,987,950	32,086,430		12,874,180
Due from Adviser		6,438		–	–		–
Receivable for Investment Securities Sold		–		–	4,666,178		460,650
Cash Pledged as Collateral for Futures Contracts		–		–	9,135,262		2,056,105
Prepaid Expenses		8,019		8,729	46,765		14,481

Total Assets		58,655,579		479,419,783	1,787,885,359		530,960,156

Liabilities:
Payable for Investment Securities Purchased		155,000		5,721,655	13,269,224		4,355,993
Audit Fees Payable		14,800		14,800	18,500		17,575
Transfer Agent Fee Payable		4,680		3,334	7,668		6,011
Chief Compliance Officer Fees Payable		988		1,976	184		2,963
Payable Due to Administrator		954		7,862	30,043		9,394
Trustees Fees Payable		46		92	–		138
Payable Upon Return of Securities Loaned		–		–	876,760		–
Payable for Capital Shares Redeemed		–		9,724	214,704		1,018,129
Payable Due to Adviser		–		99,208	450,447		132,410
Shareholder Servicing		–		–	7,473		4,280
Payable for Variation Margin		–		43,203	–		–
Other Payables		–		–	51,384		–
Other Accrued Expenses		23,389		28,638	77,617		32,290

Total Liabilities		199,857		5,930,492	15,004,004		5,579,183

Commitments and Contingencies †
Net Assets		$58,455,722		$473,489,291	$1,772,881,355		$525,380,973

Net Assets Consist of:
Paid-in Capital		$58,254,128		$504,308,802	$2,123,922,533		$581,666,167
Total Distributable Earnings (Accumulated Losses)		201,594		(30,819,511)	(351,041,178)		(56,285,194)

Net Assets		$58,455,722		$473,489,291	$1,772,881,355		$525,380,973

Institutional Shares:
Net Assets		$58,455,722		$473,489,291	$1,716,838,630		$498,414,580
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		5,826,509		50,228,994	216,146,345		55,995,398
Net Asset Value, Offering and Redemption Price Per Share		$10.03		$9.43	$7.94		$8.90

Investor Shares:
Net Assets	$	N/A	$	N/A	$56,042,725		$26,966,393
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		N/A		N/A	7,056,752		3,029,063
Net Asset Value, Offering and Redemption Price Per Share	$	N/A	$	N/A	$7.94		$8.90

* Includes Market Value of Securities on Loan		$–		$–	$854,556		$–

† See Note 5 in the Notes to Financial Statements

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Catholic Responsible Investments Equity Index Fund		Catholic Responsible Investments Small-Cap Fund			Catholic Responsible Investments Multi-Style US Equity Fund		Catholic Responsible Investments International Equity Fund		Catholic Responsible Investments International Small-Cap Fund

Assets:
Investments, at Value (Cost $1,926,787,998, $409,533,085, $658,827,496, $1,065,971,442 and $73,632,093)		$3,050,797,850		$428,069,727	*	$695,108,076	*	$1,140,257,283	*		$69,003,192
Foreign Currency, at Value (Cost $–, $–, $–, $1,185,831 and $65,313)		–		–		–		1,193,802			73,760
Cash and Cash Equivalents		10,066,313		4,942,606		19,260,391		36,098,602			1,770,450
Dividend and Interest Receivable		2,208,464		217,861		297,948		1,388,502			153,649
Cash Pledged as Collateral for Futures Contracts		1,028,814		314,559		–		–			–
Reclaim Receivable		79,786		–		92,013		2,330,703			185,464
Receivable for Capital Shares Sold		37,105		124,109		11,659		84,492			2,915
Receivable for Investment Securities Sold		–		–		902,031		2,988,486			79,908
Unrealized Appreciation on Spot Currency Contracts		–		–		–		1,844			233
Prepaid Expenses		27,211		12,875		13,612		18,675			7,912

Total Assets		3,064,245,543		433,681,737		715,685,730		1,184,362,389			71,277,483

Liabilities:
Payable for Capital Shares Redeemed		947,439		11,470		125,594		21,819			2,933
Payable Due to Adviser		99,002		74,244		368,569		755,509			49,983
Payable Due to Administrator		51,958		7,271		12,669		20,636			1,207
Audit Fees Payable		12,950		12,950		14,800		17,575			16,650
Transfer Agent Fee Payable		6,468		3,561		5,863		7,114			2,612
Payable for Variation Margin		2,700		8,305		–		–			–
Chief Compliance Officer Fees Payable		988		988		2,963		2,963			1,976
Trustees Fees Payable		46		46		138		138			92
Payable for Investment Securities Purchased		–		–		892,241		2,765,784			14,354
Payable Upon Return of Securities Loaned		–		5,758,267		3,500,476		1,593,541			–
Shareholder Servicing		–		–		6,086		6,636			–
Other Accrued Expenses		157,490		57,527		14,852		72,418			37,926

Total Liabilities		1,279,041		5,934,629		4,944,251		5,264,133			127,733

Commitments and Contingencies †
Net Assets		$3,062,966,502		$427,747,108		$710,741,479		$1,179,098,256			$71,149,750

Net Assets Consist of:
Paid-in Capital		$1,997,610,792		$435,071,250		$713,143,610		$1,134,192,818			$82,716,407
Total Distributable Earnings (Accumulated Losses)		1,065,355,710		(7,324,142)		(2,402,131)		44,905,438			(11,566,657)

Net Assets		$3,062,966,502		$427,747,108		$710,741,479		$1,179,098,256			$71,149,750

Institutional Shares:
Net Assets		$3,062,966,502		$427,747,108		$669,001,152		$1,132,229,981			$71,149,750
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		335,159,828		54,919,116		75,369,858		137,383,346			8,895,382
Net Asset Value, Offering and Redemption Price Per Share		$9.14		$7.79		$8.88		$8.24			$8.00

Investor Shares:
Net Assets	$	N/A	$	N/A		$41,740,327		$46,868,275		$	N/A
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)		N/A		N/A		4,702,014		5,685,815			N/A
Net Asset Value, Offering and Redemption Price Per Share	$	N/A	$	N/A		$8.88		$8.24		$	N/A

* Includes Market Value of Securities on Loan		$–		$5,624,083		$3,416,198		$1,553,756			$–

† See Note 5 in the Notes to Financial Statements

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES

	Catholic Responsible Investments Magnus 45/55 Fund	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Catholic Responsible Investments Magnus 75/25 Fund

Assets:
Affiliated Investments, at Value (Cost $114,371,826, $1,014,437,535, $380,877,688 and $234,634,368)	$115,064,211	$1,046,713,073	$405,295,812	$253,318,043
Cash and Cash Equivalents	291,422	695,541	378,114	343,477
Receivable for Investment Securities Sold	21,987	24,748	27,982	22,849
Due from Adviser	18,518	22,963	20,834	24,547
Dividend and Interest Receivable	1,188	2,844	1,543	1,399
Receivable for Capital Shares Sold	–	–	98,247	77,726
Prepaid Expenses	13,294	13,722	14,854	39,889

Total Assets	115,410,620	1,047,472,891	405,837,386	253,827,930

Liabilities:
Audit Fees Payable	12,950	12,950	12,950	12,950
Transfer Agent Fee Payable	5,194	6,244	5,519	5,334
Shareholder Servicing	4,712	45,248	16,763	4,937
Chief Compliance Officer Fees Payable	988	988	988	988
Trustees Fees Payable	46	46	46	46
Payable for Investment Securities Purchased	–	–	–	77,726
Payable for Capital Shares Redeemed	–	500	100,000	–
Other Accrued Expenses	12,127	12,534	11,432	12,708

Total Liabilities	36,017	78,510	147,698	114,689

Commitments and Contingencies †
Net Assets	$115,374,603	$1,047,394,381	$405,689,688	$253,713,241

Net Assets Consist of:
Paid-in Capital	$114,326,325	$1,002,036,488	$376,997,621	$231,329,237
Total Distributable Earnings	1,048,278	45,357,893	28,692,067	22,384,004

Net Assets	$115,374,603	$1,047,394,381	$405,689,688	$253,713,241

Institutional Shares:
Net Assets	$83,488,736	$733,461,417	$290,584,701	$219,189,621
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	9,407,875	83,339,909	32,705,451	25,016,481
Net Asset Value, Offering and Redemption Price Per Share	$8.87	$8.80	$8.88	$8.76

Investor Shares:
Net Assets	$31,885,867	$313,932,964	$115,104,987	$34,523,620
Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	3,596,233	35,707,033	12,966,233	3,945,515
Net Asset Value, Offering and Redemption Price Per Share	$8.87	$8.79	$8.88	$8.75

† See Note 5 in the Notes to Financial Statements

Amounts designated as “—” are $0

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE YEAR ENDED

OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Catholic Responsible Investments Ultra Short Bond Fund	Catholic Responsible Investments Short Duration Bond Fund	Catholic Responsible Investments Bond Fund	Catholic Responsible Investments Opportunistic Bond Fund
Investment Income:
Dividend Income	$–	$–	$313,391	$–
Interest Income	3,120,938	16,650,866	79,092,079	25,187,526
Income from Securities Lending	–	–	5,031	–
Total Investment Income	3,120,938	16,650,866	79,410,501	25,187,526

Expenses:
Investment Advisory Fees	162,270	1,386,656	5,333,609	1,815,109
Trustees’ Fees	15,842	31,759	63,443	47,601
Administration Fees	12,716	90,528	355,686	109,067
Chief Compliance Officer Fees	2,289	6,024	12,112	7,242
Shareholder Servicing Fees	–	–	81,308	40,963
Transfer Agent Fees	34,438	25,978	51,399	42,274
Pricing Fees	34,407	68,705	171,341	72,461
Registration Fees	20,672	36,859	186,160	57,569
Legal Fees	17,966	36,878	72,811	54,845
Audit Fees	14,804	14,823	18,593	17,602
Custodian Fees	11,155	4,830	47,294	1,971
Offering Costs	5,961	5,961	7,621	7,565
Printing Fees	5,242	9,857	25,143	13,452
Other Expenses	10,910	14,580	30,936	15,296

Total Expenses	348,672	1,733,438	6,457,456	2,303,017
Less:
Waiver of Investment Advisory Fees	(119,892)	(108,877)	–	(135,821)
Net Expenses	228,780	1,624,561	6,457,456	2,167,196

Net Investment Income	2,892,158	15,026,305	72,953,045	23,020,330

Net Realized Gain (Loss) on:

Net Realized Gain (Loss) on Investments	4,558	(4,115,964)	(56,715,255)	(9,761,988)
Net Realized Loss on Futures Contracts	–	(2,194,137)	(11,982,663)	(1,142,304)
Net Realized Gain (Loss) on Forward Foreign Currency Contracts and Foreign Currency Transactions	–	2	2	(34)

Net Realized Gain (Loss)	4,558	(6,310,099)	(68,697,916)	(10,904,326)

Net Change in Unrealized Appreciation (Depreciation) on:
Net Change in Unrealized Appreciation/(Depreciation) on Investments	116,119	7,386,459	9,280,163	3,950,796
Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	–	152,756	(8,091,423)	(1,570,964)
Net Change in Unrealized Appreciation (Depreciation)	116,119	7,539,215	1,188,740	2,379,832

Net Realized and Unrealized Gain (Loss)	120,677	1,229,116	(67,509,176)	(8,524,494)

Net Increase in Net Assets Resulting from Operations	$3,012,835	$16,255,421	$5,443,869	$14,495,836

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE YEAR ENDED

OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Catholic Responsible Investments Equity Index Fund	Catholic Responsible Investments Small-Cap Fund	Catholic Responsible Investments Multi-Style US Equity Fund	Catholic Responsible Investments International Equity Fund	Catholic Responsible Investments International Small-Cap Fund
Investment Income:
Dividend Income	$47,500,633	$7,726,138	$7,876,007	$30,102,664	$2,697,103
Reclaim Income	–	–	–	2,580,923	209,119
Interest Income	600,892	231,862	790,995	1,626,667	63,388
Income from Securities Lending	5,908	51,893	64,324	165,746	25,936
Less: Foreign Taxes Withheld	–	(7,040)	(28,097)	(5,419,691)	(450,179)
Total Investment Income	48,107,433	8,002,853	8,703,229	29,056,309	2,545,367

Expenses:
Investment Advisory Fees	1,841,632	937,961	4,286,723	9,210,498	730,811
Administration Fees	601,098	91,850	147,414	251,249	14,909
Trustees’ Fees	15,842	15,842	47,526	47,526	31,684
Chief Compliance Officer Fees	10,892	3,494	6,375	7,766	3,425
Shareholder Servicing Fees	–	–	65,746	75,354	–
Rating Fees	418,551	126,822	–	–	–
Registration Fees	304,122	65,752	63,017	122,751	20,704
Pricing Fees	54,301	13,492	12,213	30,844	14,007
Transfer Agent Fees	42,397	27,276	41,089	48,195	21,909
Custodian Fees	34,959	26,619	10,441	198,792	69,450
Printing Fees	26,559	8,353	14,987	20,190	8,899
Legal Fees	17,966	17,966	53,899	53,899	35,932
Audit Fees	13,107	12,973	14,836	17,641	16,654
Offering Costs	5,961	5,961	7,565	7,621	5,961
Other Expenses	52,063	13,895	16,095	28,737	13,331

Total Expenses	3,439,450	1,368,256	4,787,926	10,121,063	987,676
Less:
Waiver of Investment Advisory Fees	(646,140)	–	–	–	(112,207)
Net Expenses	2,793,310	1,368,256	4,787,926	10,121,063	875,469
Net Investment Income	45,314,123	6,634,597	3,915,303	18,935,246	1,669,898

Net Realized Gain (Loss) on:

Net Realized Loss on Investments	(27,162,038)	(21,452,853)	(14,607,444)	(8,593,048)	(3,871,020)
Net Realized Gain on Futures Contracts	974,947	222,405	–	–	–
Net Realized Loss on Accrued Foreign Capital Gains Tax	–	–	–	(46,496)	(45,395)
Net Realized Loss on Forward Foreign Currency Contracts and Foreign Currency Transactions	–	–	–	(29,405)	(13,093)

Net Realized Gain (Loss)	(26,187,091)	(21,230,448)	(14,607,444)	(8,668,949)	(3,929,508)
Net Change in Unrealized Appreciation (Depreciation) on:
Net Change in Unrealized Appreciation/(Depreciation) on Investments	278,328,063	(23,098,341)	84,193,896	129,992,787	7,535,803
Net Change in Unrealized Appreciation/(Depreciation) on Futures Contracts	(157,906)	(308,145)	–	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Translation of Other Assets and Liabilities Denominated in Foreign Currencies	–	–	–	(60,017)	(29,746)
Net Change in Unrealized Appreciation (Depreciation)	278,170,157	(23,406,486)	84,193,896	129,932,770	7,506,057

Net Realized and Unrealized Gain (Loss)	251,983,066	(44,636,934)	69,586,452	121,263,821	3,576,549

Net Increase (Decrease) in Net Assets Resulting from Operations	$297,297,189	$(38,002,337)	$73,501,755	$140,199,067	$5,246,447

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FOR THE YEAR ENDED

OCTOBER 31, 2023

STATEMENTS OF OPERATIONS

	Catholic Responsible Investments Magnus 45/55 Fund	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Catholic Responsible Investments Magnus 75/25 Fund
Investment Income:
Affiliated Dividend Income	$3,101,292	$24,220,208	$10,359,260	$5,155,539
Interest Income	9,703	25,899	12,913	11,237
Total Investment Income	3,110,995	24,246,107	10,372,173	5,166,776

Expenses:
Shareholder Servicing Fees	46,073	471,236	182,809	54,145
Trustees’ Fees	15,842	15,842	15,842	15,842
Chief Compliance Officer Fees	2,350	5,246	3,310	2,791
Registration Fees	38,675	95,587	61,907	67,513
Transfer Agent Fees	37,569	42,950	39,654	38,340
Legal Fees	17,966	17,966	17,966	17,966
Audit Fees	12,956	13,005	12,971	12,963
Offering Costs	7,640	7,621	7,621	7,621
Printing Fees	3,911	10,370	5,932	4,898
Custodian Fees	3,143	6,742	3,819	2,045
Other Expenses	10,396	18,172	12,649	12,288

Total Expenses	196,521	704,737	364,480	236,412

Less:
Waiver of Expenses	(150,449)	(233,501)	(181,672)	(182,270)
Net Expenses	46,072	471,236	182,808	54,142

Net Investment Income	3,064,923	23,774,871	10,189,365	5,112,634

Net Realized Gain (Loss) on:

Net Realized Loss on Affiliated Investments	(547,609)	(4,520,190)	(3,044,795)	(819,802)
Capital Gain Distributions Received from Affiliated Funds	161,752	2,109,638	803,234	601,864

Net Realized Gain (Loss)	(385,857)	(2,410,552)	(2,241,561)	(217,938)
Net Change in Unrealized Appreciation (Depreciation) on:
Net Change in Unrealized Appreciation (Depreciation) on Affiliated Investments	1,247,262	40,661,263	14,962,808	11,247,584
Net Change in Unrealized Appreciation (Depreciation)	1,247,262	40,661,263	14,962,808	11,247,584

Net Realized and Unrealized Gain	861,405	38,250,711	12,721,247	11,029,646

Net Increase in Net Assets Resulting from Operations	$3,926,328	$62,025,582	$22,910,612	$16,142,280

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Ultra Short Bond Fund		Catholic Responsible Investments Short Duration Bond Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022*	Year Ended October 31, 2023	Period Ended October 31, 2022*
Operations:
Net Investment Income	$2,892,158	$421,579	$15,026,305	$7,161,051
Net Realized Gain (Loss)	4,558	(8,617)	(6,310,099)	(11,665,193)
Net Change in Unrealized Appreciation (Depreciation)	116,119	(60,055)	7,539,215	(19,483,423)

Net Increase (Decrease) in Net Assets Resulting from Operations	3,012,835	352,907	16,255,421	(23,987,565)

Distributions:
Institutional Shares	(2,767,156)	(422,750)	(15,562,537)	(7,441,449)

Total Distributions	(2,767,156)	(422,750)	(15,562,537)	(7,441,449)

Capital Share Transactions:
Institutional:
Issued†	63,427,645	114,783,905	55,374,209	606,843,164
Reinvestment of Dividends and Distributions	2,751,081	421,283	14,986,394	7,357,793
Redeemed	(61,127,893)	(61,976,135)	(71,227,016)	(109,109,123)

Net Institutional Share Transactions	5,050,833	53,229,053	(866,413)	505,091,834

Net Increase (Decrease) in Net Assets from Share Transactions	5,050,833	53,229,053	(866,413)	505,091,834

Total Increase (Decrease) in Net Assets	5,296,512	53,159,210	(173,529)	473,662,820

Net Assets:
Beginning of Year or Period	53,159,210	—	473,662,820	—

End of Year or Period	$58,455,722	$53,159,210	$473,489,291	$473,662,820

Shares Transactions:
Institutional:
Issued	6,328,035	11,477,134	5,818,646	60,965,313
Reinvestment of Dividends and Distributions	274,846	42,168	1,581,544	763,838
Redeemed	(6,097,343)	(6,198,331)	(7,518,158)	(11,382,189)

Net Institutional Shares Capital Share Transactions	505,538	5,320,971	(117,968)	50,346,962

Net Increase (Decrease) in Shares Outstanding from Share Transactions	505,538	5,320,971	(117,968)	50,346,962

*	Fund commenced operations on December 6, 2021.
†	For the period ended October 31, 2022, these amounts include a transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Bond Fund		Catholic Responsible Investments Opportunistic Bond Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022*	Year Ended October 31, 2023	Period Ended October 31, 2022*
Operations:
Net Investment Income	$72,953,045	$36,503,535	$23,020,330	$9,946,277
Net Realized Loss	(68,697,916)	(76,482,126)	(10,904,326)	(22,647,984)
Net Change in Unrealized Appreciation (Depreciation)	1,188,740	(256,063,377)	2,379,832	(27,070,280)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,443,869	(296,041,968)	14,495,836	(39,771,987)

Distributions:
Institutional Shares	(70,355,860)	(36,269,579)	(21,985,123)	(9,390,670)
Investor Shares	(2,134,496)	(1,139,406)	(1,177,907)	(500,500)

Total Distributions	(72,490,356)	(37,408,985)	(23,163,030)	(9,891,170)

Capital Share Transactions:
Institutional:
Issued†	191,244,695	2,032,118,645	63,511,932	538,938,452
Reinvestment of Dividends and Distributions	65,582,457	34,103,635	20,923,020	8,999,935
Redeemed	(100,197,620)	(118,653,726)	(40,031,802)	(38,731,473)

Net Institutional Share Transactions	156,629,532	1,947,568,554	44,403,150	509,206,914

Investor:
Issued†	15,627,456	64,468,613	5,125,204	31,385,189
Reinvestment of Dividends and Distributions	1,998,591	1,063,975	1,082,356	455,749
Redeemed	(10,140,607)	(3,837,319)	(6,249,499)	(1,697,739)

Net Investor Share Transactions	7,485,440	61,695,269	(41,939)	30,143,199

Net Increase in Net Assets from Share Transactions	164,114,972	2,009,263,823	44,361,211	539,350,113

Total Increase in Net Assets	97,068,485	1,675,812,870	35,694,017	489,686,956

Net Assets:
Beginning of Year or Period	1,675,812,870	—	489,686,956	—

End of Year or Period	$1,772,881,355	$1,675,812,870	$525,380,973	$489,686,956

Shares Transactions:
Institutional:
Issued	22,695,588	206,586,063	6,939,607	54,218,033
Reinvestment of Dividends and Distributions	7,813,122	3,805,656	2,296,510	952,736
Redeemed	(11,859,444)	(12,894,640)	(4,364,310)	(4,047,178)

Net Institutional Shares Capital Share Transactions	18,649,266	197,497,079	4,871,807	51,123,591

Investor:
Issued	1,833,386	6,479,560	558,971	3,163,282
Reinvestment of Dividends and Distributions	238,351	118,712	118,765	48,317
Redeemed	(1,193,568)	(419,689)	(683,433)	(176,839)

Net Investor Shares Capital Share Transactions	878,169	6,178,583	(5,697)	3,034,760

Net Increase in Shares Outstanding from Share Transactions	19,527,435	203,675,662	4,866,110	54,158,351

*	Fund commenced operations on December 6, 2021.
†	For the period ended October 31, 2022, these amounts include a transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Equity Index Fund		Catholic Responsible Investments Small-Cap Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022*	Year Ended October 31, 2023	Period Ended October 31, 2022*
Operations:
Net Investment Income	$45,314,123	$37,028,993	$6,634,597	$4,664,414
Net Realized Gain (Loss)	(26,187,091)	(34,882,054)	(21,230,448)	11,398,499
Net Change in Unrealized Appreciation (Depreciation)	278,170,157	(503,813,313)	(23,406,486)	(66,566,529)

Net Increase (Decrease) in Net Assets Resulting from Operations	297,297,189	(501,666,374)	(38,002,337)	(50,503,616)

Distributions:
Institutional Shares	(45,202,137)	(34,703,700)	(22,555,181)	(4,675,712)

Total Distributions	(45,202,137)	(34,703,700)	(22,555,181)	(4,675,712)

Capital Share Transactions:
Institutional:
Issued†	244,541,100	3,565,302,235	38,855,672	547,307,376
Reinvestment of Dividends and Distributions	43,129,877	33,156,163	21,306,761	4,464,695
Redeemed	(314,002,704)	(224,885,147)	(34,848,215)	(33,602,335)

Net Institutional Share Transactions	(26,331,727)	3,373,573,251	25,314,218	518,169,736

Net Increase (Decrease) in Net Assets from Share Transactions	(26,331,727)	3,373,573,251	25,314,218	518,169,736

Total Increase (Decrease) in Net Assets	225,763,325	2,837,203,177	(35,243,300)	462,990,408

Net Assets:
Beginning of Year or Period	2,837,203,177	—	462,990,408	—

End of Year or Period	$3,062,966,502	$2,837,203,177	$427,747,108	$462,990,408

Shares Transactions:
Institutional:
Issued	26,828,331	358,455,987	4,553,919	54,978,253
Reinvestment of Dividends and Distributions	4,829,522	3,803,238	2,534,752	502,810
Redeemed	(34,233,746)	(24,523,504)	(4,079,839)	(3,570,779)

Net Institutional Shares Capital Share Transactions	(2,575,893)	337,735,721	3,008,832	51,910,284

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(2,575,893)	337,735,721	3,008,832	51,910,284

*	Fund commenced operations on December 6, 2021.
†	For the period ended October 31, 2022, these amounts include a transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Multi-Style US Equity Fund		Catholic Responsible Investments International Equity Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022*	Year Ended October 31, 2023	Period Ended October 31, 2022*
Operations:
Net Investment Income	$3,915,303	$2,423,481	$18,935,246	$17,648,398
Net Realized Loss	(14,607,444)	(24,163,608)	(8,668,949)	(20,947,314)
Net Change in Unrealized Appreciation (Depreciation)	84,193,896	(130,426,422)	129,932,770	(333,025,964)

Net Increase (Decrease) in Net Assets Resulting from Operations	73,501,755	(152,166,549)	140,199,067	(336,324,880)

Distributions:
Institutional Shares	(3,727,143)	(2,308,450)	(19,300,121)	(15,648,586)
Investor Shares	(176,407)	(105,310)	(709,570)	(707,870)

Total Distributions	(3,903,550)	(2,413,760)	(20,009,691)	(16,356,456)

Capital Share Transactions:
Institutional:
Issued†	25,921,472	791,195,487	87,775,921	1,406,729,935
Reinvestment of Dividends and Distributions	3,426,673	2,187,007	18,154,448	14,996,665
Redeemed	(44,516,145)	(30,492,707)	(96,824,979)	(77,483,997)

Net Institutional Share Transactions	(15,168,000)	762,889,787	9,105,390	1,344,242,603

Investor:
Issued†	786,245	62,489,577	8,007,202	72,268,339
Reinvestment of Dividends and Distributions	158,440	95,160	688,331	689,963
Redeemed	(6,217,095)	(9,310,531)	(15,065,616)	(8,345,996)

Net Investor Share Transactions	(5,272,410)	53,274,206	(6,370,083)	64,612,306

Net Increase (Decrease) in Net Assets from Share Transactions	(20,440,410)	816,163,993	2,735,307	1,408,854,909

Total Increase in Net Assets	49,157,795	661,583,684	122,924,683	1,056,173,573

Net Assets:
Beginning of Year or Period	661,583,684	—	1,056,173,573	—

End of Year or Period	$710,741,479	$661,583,684	$1,179,098,256	$1,056,173,573

Shares Transactions:
Institutional:
Issued	2,974,800	80,122,394	10,138,609	143,220,457
Reinvestment of Dividends and Distributions	396,382	269,252	2,066,650	1,907,583
Redeemed	(5,085,709)	(3,307,261)	(11,166,367)	(8,783,586)

Net Institutional Shares Capital Share Transactions	(1,714,527)	77,084,385	1,038,892	136,344,454

Investor:
Issued	88,709	6,264,641	895,632	7,313,722
Reinvestment of Dividends and Distributions	18,374	12,021	78,303	87,913
Redeemed	(710,428)	(971,303)	(1,759,512)	(930,243)

Net Investor Shares Capital Share Transactions	(603,345)	5,305,359	(785,577)	6,471,392

Net Increase (Decrease) in Shares Outstanding from Share Transactions	(2,317,872)	82,389,744	253,315	142,815,846

*	Fund commenced operations on December 6, 2021.
†	For the period ended October 31, 2022, these amounts include a transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments International Small-Cap Fund		Catholic Responsible Investments Magnus 45/55 Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022*	Year Ended October 31, 2023	Period Ended October 31, 2022*

Operations:
Net Investment Income	$1,669,898	$1,427,210	$3,064,923	$1,294,937
Net Realized Loss	(3,929,508)	(3,194,688)	(385,857)	(1,788,011)
Net Change in Unrealized Appreciation (Depreciation)	7,506,057	(16,963,778)	1,247,262	(12,507,525)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,246,447	(18,731,256)	3,926,328	(13,000,599)

Distributions:
Institutional Shares	(1,762,029)	(1,201,904)	(1,283,981)	(41,794)
Investor Shares	—	—	(469,817)	(34,507)

Total Distributions	(1,762,029)	(1,201,904)	(1,753,798)	(76,301)

Capital Share Transactions:
Institutional:
Issued†	4,425,462	88,775,709	42,172,973	50,959,239
Reinvestment of Dividends and Distributions	1,656,736	1,132,107	1,283,981	41,794
Redeemed	(3,577,462)	(4,814,060)	(3,420,768)	(2,084,687)

Net Institutional Share Transactions	2,504,736	85,093,756	40,036,186	48,916,346

Investor:
Issued†	—	—	7,137,259	50,147,800
Reinvestment of Dividends and Distributions	—	—	411,833	31,130
Redeemed	—	—	(5,805,366)	(14,596,215)

Net Investor Share Transactions	—	—	1,743,726	35,582,715

Net Increase in Net Assets from Share Transactions	2,504,736	85,093,756	41,779,912	84,499,061

Total Increase in Net Assets	5,989,154	65,160,596	43,952,442	71,422,161

Net Assets:
Beginning of Year or Period	65,160,596	—	71,422,161	—

End of Year or Period	$71,149,750	$65,160,596	$115,374,603	$71,422,161

Shares Transactions:
Institutional:
Issued	510,895	8,978,038	4,753,812	5,111,968
Reinvestment of Dividends and Distributions	193,092	135,569	148,609	4,106
Redeemed	(412,742)	(509,470)	(377,897)	(232,723)

Net Institutional Shares Capital Share Transactions	291,245	8,604,137	4,524,524	4,883,351

Investor:
Issued	—	—	769,133	5,043,408
Reinvestment of Dividends and Distributions	—	—	47,666	3,058
Redeemed	—	—	(642,240)	(1,624,792)

Net Investor Shares Capital Share Transactions	—	—	174,559	3,421,674

Net Increase in Shares Outstanding from Share Transactions	291,245	8,604,137	4,699,083	8,305,025

*   Fund commenced operations on December 6, 2021.

†   For the period ended October 31, 2022, these amounts include a transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund		Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022*	Year Ended October 31, 2023	Period Ended October 31, 2022*

Operations:
Net Investment Income	$23,774,871	$13,664,892	$10,189,365	$5,521,765
Net Realized Loss	(2,410,552)	(3,974,638)	(2,241,561)	(1,762,303)
Net Change in Unrealized Appreciation (Depreciation)	40,661,263	(196,870,837)	14,962,808	(58,263,989)

Net Increase (Decrease) in Net Assets Resulting from Operations	62,025,582	(187,180,583)	22,910,612	(54,504,527)

Distributions:
Institutional Shares	(12,373,866)	(568,966)	(5,184,502)	(170,102)
Investor Shares	(4,679,527)	(349,859)	(1,943,386)	(135,333)

Total Distributions	(17,053,393)	(918,825)	(7,127,888)	(305,435)

Capital Share Transactions:
Institutional:
Issued†	8,282,540	841,029,062	22,410,723	315,593,702
Reinvestment of Dividends and Distributions	12,363,629	568,966	5,184,502	170,102
Redeemed	(20,905,511)	(15,371,660)	(22,181,535)	(8,589,842)

Net Institutional Share Transactions	(259,342)	826,226,368	5,413,690	307,173,962

Investor:
Issued†	22,486,200	507,992,930	20,882,814	179,250,158
Reinvestment of Dividends and Distributions	4,666,662	348,987	1,903,622	133,181
Redeemed	(22,759,744)	(148,180,461)	(25,871,735)	(44,168,766)

Net Investor Share Transactions	4,393,118	360,161,456	(3,085,299)	135,214,573

Net Increase in Net Assets from Share Transactions	4,133,776	1,186,387,824	2,328,391	442,388,535

Total Increase in Net Assets	49,105,965	998,288,416	18,111,115	387,578,573

Net Assets:
Beginning of Year or Period	998,288,416	—	387,578,573	—

End of Year or Period	$1,047,394,381	$998,288,416	$405,689,688	$387,578,573

Shares Transactions:
Institutional:
Issued	911,087	84,948,241	2,378,244	33,094,640
Reinvestment of Dividends and Distributions	1,459,697	55,455	606,374	16,547
Redeemed	(2,319,880)	(1,714,691)	(2,445,163)	(945,191)

Net Institutional Shares Capital Share Transactions	50,904	83,289,005	539,455	32,165,996

Investor:
Issued	2,500,335	50,905,980	2,317,669	17,995,975
Reinvestment of Dividends and Distributions	550,964	34,014	222,646	12,955
Redeemed	(2,520,172)	(15,764,088)	(2,781,206)	(4,801,806)

Net Investor Shares Capital Share Transactions	531,127	35,175,906	(240,891)	13,207,124

Net Increase in Shares Outstanding from Share Transactions	582,031	118,464,911	298,564	45,373,120

*   Fund commenced operations on December 6, 2021.

†   For the period ended October 31, 2022, these amounts include a transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Catholic Responsible Investments Magnus 75/25 Fund
	Year Ended October 31, 2023	Period Ended October 31, 2022*

Operations:
Net Investment Income	$5,112,634	$2,957,622
Net Realized Gain (Loss)	(217,938)	1,810,381
Net Change in Unrealized Appreciation (Depreciation)	11,247,584	(44,823,731)

Net Increase (Decrease) in Net Assets Resulting from Operations	16,142,280	(40,055,728)

Distributions:
Institutional Shares	(4,942,456)	(176,258)
Investor Shares	(812,425)	(31,231)

Total Distributions	(5,754,881)	(207,489)

Capital Share Transactions:
Institutional:
Issued†	25,891,748	275,902,150
Reinvestment of Dividends and Distributions	4,942,456	176,258
Redeemed	(8,750,258)	(53,980,882)

Net Institutional Share Transactions	22,083,946	222,097,526

Investor:
Issued†	4,983,535	51,254,998
Reinvestment of Dividends and Distributions	812,425	31,231
Redeemed	(4,778,286)	(12,896,316)

Net Investor Share Transactions	1,017,674	38,389,913

Net Increase in Net Assets from Share Transactions	23,101,620	260,487,439

Total Increase in Net Assets	33,489,019	220,224,222

Net Assets:
Beginning of Year or Period	220,224,222	—

End of Year or Period	$253,713,241	$220,224,222

Shares Transactions:
Institutional:
Issued	2,996,109	27,729,598
Reinvestment of Dividends and Distributions	589,467	17,030
Redeemed	(994,768)	(5,320,955)

Net Institutional Shares Capital Share Transactions	2,590,808	22,425,673

Investor:
Issued	577,896	5,158,036
Reinvestment of Dividends and Distributions	96,910	3,017
Redeemed	(536,779)	(1,353,565)

Net Investor Shares Capital Share Transactions	138,027	3,807,488

Net Increase in Shares Outstanding from Share Transactions	2,728,835	26,233,161

*    Fund commenced operations on December 6, 2021.

†   For the period ended October 31, 2022, these amounts include a transfer of assets from the Predecessor Funds.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments		Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Return†	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (excluding waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Catholic Responsible Investments Ultra Short Bond Fund

Institutional Shares

2023	$9.99	$0.45		$0.01	$0.46	$(0.42)	$–	$(0.42)	$10.03	4.76%	$58,456	0.35%	0.54%	4.46%	93%

2022(1)	$10.00	$0.07	$	–(a)	$0.07	$(0.08)	$–	$(0.08)	$9.99	0.69%	$53,159	0.35%	0.58%	0.80%	14%

Catholic Responsible Investments Short Duration Bond Fund

Institutional Shares

2023	$9.41	$0.31		$0.03	$0.34	$(0.32)	$–	$(0.32)	$9.43	3.62%	$473,489	0.35%	0.38%	3.25%	59%

2022(1)	$10.00	$0.13		$(0.58)	$(0.45)	$(0.14)	$–	$(0.14)	$9.41	(4.52)%	$473,663	0.35%	0.37%	1.54%	95%

Catholic Responsible Investments Bond Fund

Institutional Shares

2023	$8.23	$0.35		$(0.30)	$0.05	$(0.34)	$–	$(0.34)	$7.94	0.57%	$1,716,839	0.36%	0.36%	4.11%	54%

2022(1)	$10.00	$0.20		$(1.77)	$(1.57)	$(0.20)	$–	$(0.20)	$8.23	(15.86)%	$1,624,983	0.36%	0.36%	2.39%	86%

Investor Shares

2023	$8.23	$0.33		$(0.29)	$0.04	$(0.33)	$–	$(0.33)	$7.94	0.41%	$56,043	0.51%	0.51%	3.96%	54%

2022(1)	$10.00	$0.18		$(1.76)	$(1.58)	$(0.19)	$–	$(0.19)	$8.23	(15.97)%	$50,830	0.51%	0.51%	2.23%	86%

Catholic Responsible Investments Opportunistic Bond Fund

Institutional Shares

2023	$9.04	$0.41		$(0.14)	$0.27	$(0.41)	$–	$(0.41)	$8.90	2.94%	$498,415	0.41%	0.44%	4.45%	74%

2022(1)	$10.00	$0.19		$(0.96)	$(0.77)	$(0.19)	$–	$(0.19)	$9.04	(7.75)%	$462,249	0.41%	0.44%	2.24%	179%

Investor Shares

2023	$9.04	$0.39		$(0.14)	$0.25	$(0.39)	$–	$(0.39)	$8.90	2.81%	$26,966	0.56%	0.59%	4.29%	74%

2022(1)	$10.00	$0.18		$(0.96)	$(0.78)	$(0.18)	$–	$(0.18)	$9.04	(7.88)%	$27,438	0.56%	0.60%	2.10%	179%

Catholic Responsible Investments Equity Index Fund

Institutional Shares

2023	$8.40	$0.13		$0.74	$0.87	$(0.13)	$–	$(0.13)	$9.14	10.43%	$3,062,967	0.09%	0.11%	1.48%	17%

2022(1)	$10.00	$0.11		$(1.61)	$(1.50)	$(0.10)	$–	$(0.10)	$8.40	(15.01)%	$2,837,203	0.09%	0.11%	1.34%	21%

Catholic Responsible Investments Small-Cap Fund

Institutional Shares

2023	$8.92	$0.12		$(0.82)	$(0.70)	$(0.12)	$(0.31)	$(0.43)	$7.79	(8.15)%	$427,747	0.29%	0.29%	1.41%	30%

2022(1)	$10.00	$0.09		$(1.08)	$(0.99)	$(0.09)	$–	$(0.09)	$8.92	(9.88)%	$462,990	0.29%	0.29%	1.09%	25%

Catholic Responsible Investments Multi-Style US Equity Fund

Institutional Shares

2023	$8.03	$0.05		$0.85	$0.90	$(0.05)	$–	$(0.05)	$8.88	11.17%	$669,001	0.66%	0.66%	0.56%	32%

2022(1)	$10.00	$0.03		$(1.97)	$(1.94)	$(0.03)	$–	$(0.03)	$8.03	(19.39)%	$618,980	0.67%	0.67%	0.39%	33%

Investor Shares

2023	$8.03	$0.04		$0.85	$0.89	$(0.04)	$–	$(0.04)	$8.88	11.00%	$41,740	0.81%	0.81%	0.41%	32%

2022(1)	$10.00	$0.02		$(1.97)	$(1.95)	$(0.02)	$–	$(0.02)	$8.03	(19.50)%	$42,604	0.82%	0.82%	0.23%	33%

*	Per share data calculated using the average shares method.
†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Commenced operations on December 6, 2021. All ratios for the period have been annualized.
(a)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss) on Investments	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year or Period	Total Return†	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (excluding waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

Catholic Responsible Investments International Equity Fund

Institutional Shares

2023	$7.40	$0.13	$0.85	$0.98	$(0.14)	$–	$(0.14)	$8.24	13.24%	$1,132,230	0.81%	0.81%	1.53%	47%

2022(1)	$10.00	$0.13	$(2.61)	$(2.48)	$(0.12)	$–	$(0.12)	$7.40	(24.88)%	$1,008,309	0.82%	0.82%	1.68%	46%

Investor Shares

2023	$7.40	$0.12	$0.85	$0.97	$(0.13)	$–	$(0.13)	$8.24	13.07%	$46,868	0.96%	0.96%	1.36%	47%

2022(1)	$10.00	$0.12	$(2.61)	$(2.49)	$(0.11)	$–	$(0.11)	$7.40	(24.98)%	$47,864	0.97%	0.97%	1.52%	46%

Catholic Responsible Investments International Small-Cap Fund

Institutional Shares

2023	$7.57	$0.19	$0.44	$0.63	$(0.20)	$–	$(0.20)	$8.00	8.12%	$71,150	1.15%	1.30%	2.19%	68%

2022(1)	$10.00	$0.18	$(2.47)	$(2.29)	$(0.14)	$–	$(0.14)	$7.57	(22.99)%	$65,161	1.15%	1.40%	2.17%	69%

Catholic Responsible Investments Magnus 45/55 Fund

Institutional Shares

2023	$8.60	$0.27	$0.15	$0.42	$(0.15)	$–	$(0.15)	$8.87	4.96%	$83,489	–%(2)	0.14%(2)	2.94%	8%

2022(1)	$10.00	$0.15	$(1.54)	$(1.39)	$(0.01)	$–	$(0.01)	$8.60	(13.93)%	$42,017	–%(2)	0.20%(2)	1.75%	9%

Investor Shares

2023	$8.59	$0.24	$0.18	$0.42	$(0.14)	$–	$(0.14)	$8.87	4.80%	$31,886	0.15%(2)	0.29%(2)	2.69%	8%

2022(1)	$10.00	$0.13	$(1.53)	$(1.40)	$(0.01)	$–	$(0.01)	$8.59	(14.03)%	$29,405	0.15%(2)	0.35%(2)	1.56%	9%

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Institutional Shares

2023	$8.43	$0.20	$0.32	$0.52	$(0.15)	$–	$(0.15)	$8.80	6.23%	$733,461	–%(2)	0.02%(2)	2.28%	4%

2022(1)	$10.00	$0.12	$(1.68)	$(1.56)	$(0.01)	$–	$(0.01)	$8.43	(15.63)%	$702,135	–%(2)	0.03%(2)	1.49%	3%

Investor Shares

2023	$8.42	$0.19	$0.31	$0.50	$(0.13)	$–	$(0.13)	$8.79	6.07%	$313,933	0.15%(2)	0.17%(2)	2.13%	4%

2022(1)	$10.00	$0.10	$(1.67)	$(1.57)	$(0.01)	$–	$(0.01)	$8.42	(15.74)%	$296,153	0.15%(2)	0.18%(2)	1.20%	3%

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Institutional Shares

2023	$8.55	$0.23	$0.27	$0.50	$(0.17)	$–	$(0.17)	$8.88	5.99%	$290,585	–%(2)	0.04%(2)	2.52%	8%

2022(1)	$10.00	$0.15	$(1.59)	$(1.44)	$(0.01)	$–	$(0.01)	$8.55	(14.42)%	$274,863	–%(2)	0.06%(2)	1.82%	5%

Investor Shares

2023	$8.53	$0.21	$0.29	$0.50	$(0.15)	$–	$(0.15)	$8.88	5.84%	$115,105	0.15%(2)	0.19%(2)	2.37%	8%

2022(1)	$10.00	$0.12	$(1.58)	$(1.46)	$(0.01)	$–	$(0.01)	$8.53	(14.63)%	$112,716	0.15%(2)	0.21%(2)	1.47%	5%

Catholic Responsible Investments Magnus 75/25 Fund

Institutional Shares

2023	$8.40	$0.18	$0.40	$0.58	$(0.14)	$(0.08)	$(0.22)	$8.76	7.09%	$219,190	–%(2)	0.07%(2)	2.05%	5%

2022(1)	$10.00	$0.12	$(1.71)	$(1.59)	$(0.01)	$–	$(0.01)	$8.40	(15.94)%	$188,299	–%(2)	0.08%(2)	1.40%	5%

Investor Shares

2023	$8.38	$0.17	$0.41	$0.58	$(0.13)	$(0.08)	$(0.21)	$8.75	6.92%	$34,523	0.15%(2)	0.22%(2)	1.88%	5%

2022(1)	$10.00	$0.10	$(1.71)	$(1.61)	$(0.01)	$–	$(0.01)	$8.38	(16.15)%	$31,925	0.15%(2)	0.23%(2)	1.23%	5%

*	Per share data calculated using the average shares method.
†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	Commenced operations on December 6, 2021. All ratios for the period have been annualized.
(2)	The expense ratios do not include expenses of the underlying affiliated investment companies.

The accompanying notes are an integral part of the financial statements.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. Organization:

Catholic Responsible Investments Funds (the “Trust”) is an open-end management investment company that currently offers shares of thirteen active separate diversified portfolios: the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Small-Cap Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments International Small-Cap Fund, Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, and Catholic Responsible Investments Magnus 75/25 Fund (each, a “Fund” and together, the “Funds”). The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated July 8, 2021 and amended and restated November 17, 2021 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“portfolios”) of units of beneficial interest (“shares”) and separate classes of shares of such portfolios. Each share of each portfolio represents an equal proportionate interest in that portfolio with each other share of that portfolio. The Funds are successors to the funds of the Catholic United Investment Trust (the “Predecessor Funds”). The Predecessor Funds were managed by Christian Brothers Investment Services, Inc. (“CBIS,” or, the “Adviser”) using investment objectives, strategies, policies and restrictions that were in all material respects equivalent to those used in managing the Funds. The Predecessor Funds dissolved and reorganized into the Investor Shares and Institutional Shares of each Fund on December 6, 2021. All of the assets of the Predecessor Funds were transferred to the Funds in connection with the reorganization.

The investment objective of the Catholic Responsible Investments Ultra Short Bond Fund seeks to provide current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Short Duration Bond Fund seeks maximum current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Bond Fund seeks current income and long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Opportunistic Bond Fund seeks current income and to provide relatively low correlation to equity assets.

The investment objective of the Catholic Responsible Investments Equity Index Fund seeks to replicate as closely as possible, before expenses, the performance of the S&P500® Index.

The investment objective of the Catholic Responsible Investments Small-Cap Fund seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

The investment objective of the Catholic Responsible Investments Multi-Style US Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments International Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments International Small-Cap Fund seeks to achieve long-term capital appreciation.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

The investment objective of each of the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund (together, the “Magnus Funds”) seeks to achieve current income and long-term capital appreciation.

Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees (the “Board”) without shareholder approval.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from our primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Trusts’ Fair Value Procedures until an independent source can be secured. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value provided that it is determined the amortized cost continues to approximate fair value. Should existing credit, liquidity or interest rate conditions in the relevant markets and issuer specific circumstances suggest that amortized cost does not approximate fair value, then the amortized cost method may not be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Futures are valued at the final settled price or in lieu of a settled price at the last sale price on the day of valuation.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Board becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by the Adviser and approved by the Trust’s Board of Trustees (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under ASC 820 are described below:

Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with the Adviser’s pricing procedures, etc.)

Level 3 — Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

For the year ended October 31, 2023, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more likely- than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions deemed to meet the more-likely-than-not threshold are recorded as a tax benefit in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open tax year ends, since inception), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2023, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year the Funds did not incur any interest or penalties.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Interest income is recognized on an accrual basis from settlement date. Discounts and premiums on securities purchased are accreted and amortized using the effective interest method. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Futures Contracts — A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Funds may invest in exchange traded futures. These contracts are generally used to provide the return of a type of security without purchasing the securities of the underlying futures contract or to manage the Fund’s overall exposure to the market risk of the fixed income and equity markets. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities, with a value equal to a percentage of the contract amount, with either a futures commission merchant or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon the changes in the value of the contract (the variation margin).

A margin deposit held at one counterparty for the futures contracts is included in “Cash pledged as Collateral for Futures Contracts” on the Statement of Assets and Liabilities and would be noted on the Schedule of Investments, if applicable. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract.

For the year ended October 31, 2023, the quarterly average notional value of futures contracts held was as follows:

Catholic Responsible Investments Short Duration Bond Fund
Average Quarterly Notional Value Long	$59,136,613
Catholic Responsible Investments Bond Fund
Average Quarterly Notional Value Long	$309,670,806
Catholic Responsible Investments Opportunistic Bond Fund
Average Quarterly Notional Value Long	$78,161,590
Catholic Responsible Investments Equity Index Fund
Average Quarterly Notional Value Long	$17,256,001
Catholic Responsible Investments Small-Cap Fund
Average Quarterly Notional Value Long	$6,037,756

The following tables are the exposure by type of risk on derivatives held throughout the year:

Catholic Responsible Investments Short Duration Bond Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Interest Risk Futures contracts	Unrealized appreciation (depreciation) on futures contracts*	$13,146	$243,778

		$13,146	$243,778

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

Catholic Responsible Investments Bond Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Interest Risk Futures contracts	Unrealized appreciation (depreciation) on futures contracts*	$—	$(8,091,423)

		$—	$(8,091,423)

Catholic Responsible Investments Opportunistic Bond Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Interest Risk Futures contracts	Unrealized appreciation (depreciation) on futures contracts*	$—	$(1,570,964)

		$—	$(1,570,964)

Catholic Responsible Investments Equity Index Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Equity Risk Futures contracts	Unrealized appreciation (depreciation) on futures contracts*	$—	$(72,688)

		$—	$(72,688)

Catholic Responsible Investments Small-Cap Fund Statements of Assets and Liabilities Location		Asset Derivatives	Liability Derivatives

Equity Risk Futures contracts	Unrealized appreciation (depreciation) on futures contracts*	$—	$(147,365)

		$—	$(147,365)

*	Unrealized appreciation (depreciation) on Futures Contracts is included in distributable earnings (accumulated losses).

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

The effect of derivative instruments on the Statements of Operations for the year ended October 31, 2023, was as follows:

Catholic Responsible Investments Short Duration Bond Fund	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)**

Interest Risk
Futures contracts	$(2,194,137)	$152,756

	$(2,194,137)	$152,756

Catholic Responsible Investments Bond Fund	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)**

Interest Risk
Futures contracts	$(11,982,663)	$(8,091,423)

	$(11,982,663)	$(8,091,423)

Catholic Responsible Investments Opportunistic Bond Fund	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)**

Interest Risk
Futures contracts	$(1,142,304)	$(1,570,964)

	$(1,142,304)	$(1,570,964)

Catholic Responsible Investments Equity Index Fund	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)**

Equity Risk
Futures contracts	$974,947	$(157,906)

	$974,947	$(157,906)

Catholic Responsible Investments Small-Cap Fund	Net Realized Gain (Loss)*	Change in Unrealized Appreciation (Depreciation)**

Equity Risk
Futures contracts	$222,405	$(308,145)

	$222,405	$(308,145)

*	Futures contracts are included in net realized gain (loss) on Futures Contracts.
**	Futures contracts are included in change in unrealized appreciation (depreciation) on Futures Contracts.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

Cash — Idle cash may be swept into various time deposit accounts and money market sweep accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Expenses of the Trust that can be directly attributed to a particular Fund are borne by that Fund. Expenses which cannot be directly attributed to a Fund are apportioned among the Funds of the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains/losses and non class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. The Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually. The Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi- Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund distribute their net investment income quarterly and make distributions or their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in REITs — Dividend income from Real Estate Investment Trusts (“REIT”) is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Redemption Fees — A redemption fee of 2.00% of the value of the shares sold will be imposed on shares of the Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fees”). Such fees are retained by the Funds for the benefit of the remaining shareholders and are recorded as additions to fund capital.

Deferred Offering Costs — Offering costs of the Funds, including costs of printing the initial prospectus, legal, and registration fees, are amortized to expense over a twelve month period. As of October 31, 2023, offering costs have been fully amortized.

Securities Lending — Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1⁄3% of the total asset value of the Fund (including the loan collateral). Each Fund will not lend portfolio securities to its Adviser or its affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily, although the borrower will be required to deliver collateral of 102% and 105% of the market value of borrowed securities for domestic and foreign issuers, respectively. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The investment of cash collateral subjects a Fund to market risk. A Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements even if the value of the investments made with the collateral has declined. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of a loan. The following table discloses the securities on loan as of October 31, 2023:

	Market Value Securities on Loan	Cash Collateral for Securities on Loan

Catholic Responsible Investments Bond Fund	$854,556	$876,760
Catholic Responsible Investments Small-Cap Fund	5,624,083	5,758,267
Catholic Responsible Investments Multi-Style US Equity Fund	3,416,198	3,500,476
Catholic Responsible Investments International Fund	1,553,756	1,593,541

Repurchase Agreements — A repurchase agreement is an agreement in which one party sells securities to another party in return for cash with an agreement to repurchase equivalent securities at an agreed-upon price and on an agreed-upon future date. A Fund may enter into repurchase agreements with financial institutions and follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions deemed creditworthy by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral shall have a value equal to at least 102% of the resale price stated in the agreement at all times. The Adviser monitors compliance with this requirement as well as the ongoing financial condition and creditworthiness of the counterparty. Under all repurchase agreements entered into by a Fund, the Fund’s custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. At times, the investments of each of the Funds in repurchase agreements may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

The Magnus Funds invest solely in underlying CRI funds.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custody Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds.

For the year ended October 31, 2023, the Funds were charged the following for these services:

Administration Fees
Catholic Responsible Investments Ultra Short Bond Fund	$12,716
Catholic Responsible Investments Short Duration Bond Fund	90,528
Catholic Responsible Investments Bond Fund	355,686
Catholic Responsible Investments Opportunistic Bond Fund	109,067
Catholic Responsible Investments Equity Index Fund	601,098
Catholic Responsible Investments Small-Cap Fund	91,850
Catholic Responsible Investments Multi-Style US Equity Fund	147,414
Catholic Responsible Investments International Equity Fund	251,249
Catholic Responsible Investments International Small-Cap Fund	14,909

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the agreement.

The Funds have adopted a shareholder servicing plan that provides that the Funds may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Funds’ Investor Shares. The Funds do not pay these service fees on shares purchased directly. In addition to payments made directly to financial intermediaries by the Funds, the Adviser or its affiliates may, at their own expense, pay financial intermediaries for these and other services to the Funds’ shareholders. For the year ended October 31, 2023, these amounts can be found on the Statement of Operations under Shareholder Servicing Fees.

Atlantic Shareholder Services, LLC serves as the Transfer Agent and dividend disbursing agent for the Funds under a transfer agency agreement.

Brown Brothers Harriman & Co. serves as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased and sold by the Funds.

5. Investment Advisory Agreement:

The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, the Adviser provides investment advisory services to the Funds and oversees the investment sub-advisory services provided to the Asset Class Funds. Pursuant to separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the Adviser, and under the supervision of the Adviser and the Board, one or more Sub-Advisers are responsible for the day-to-day investment management of all or a distinct portion of the assets of the Asset Class Funds. The Adviser pays each Fund’s Sub-Advisers out of the fee it receives from such Fund.

After its initial two year term, the continuance of each Investment Advisory Agreement with respect to each Fund must be specifically approved at least annually: (i) by the vote of a majority of the outstanding voting securities of that Fund or by the Trustees; and (ii) by the vote of a majority of the Trustees who are not parties to such Investment Advisory Agreement or “interested persons” (as defined under the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser on not less than 30 days’ nor more than 60 days’ written notice to the Trust. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding voting securities of that Fund, or by the Adviser or Sub-Adviser on not less than 30 days’ nor more than 60 days’ written notice to the other party.

For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Advisory Fee
Catholic Responsible Investments Ultra Short Bond Fund	0.25%
Catholic Responsible Investments Short Duration Bond Fund	0.30%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Opportunistic Bond Fund	0.35%
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments International Small-Cap	0.96%
Catholic Responsible Investments Magnus 45/55 Fund	N/A
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	N/A
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	N/A
Catholic Responsible Investments Magnus 75/25 Fund	N/A

The Magnus Funds do not pay an advisory fee due to the fact their sole investments are in CRI underlying funds.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) for each of that Fund’s share class(es) from exceeding certain levels as set forth below until October 31, 2023 (each, a “contractual expense limit”). In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on October 31, 2023.

Contractual Expense Limit
Catholic Responsible Investments Ultra Short Bond Fund	0.35%
Catholic Responsible Investments Short Duration Bond Fund	0.35%
Catholic Responsible Investments Bond Fund	0.37%
Catholic Responsible Investments Opportunistic Bond Fund	0.41%
Catholic Responsible Investments Equity Index Fund	0.09%
Catholic Responsible Investments Small-Cap Fund	0.31%
Catholic Responsible Investments Multi-Style US Equity Fund	0.69%
Catholic Responsible Investments International Equity Fund	0.84%
Catholic Responsible Investments International Small-Cap	1.15%
Catholic Responsible Investments Magnus 45/55 Fund	N/A
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	N/A
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	N/A
Catholic Responsible Investments Magnus 75/25 Fund	N/A

As of October 31, 2023, the Adviser may seek as reimbursement of previously reduced fees for the Funds as follows:

	Expiring 2025	Expiring 2026	Total
Catholic Responsible Investments Ultra Short Bond Fund	$120,451	$119,892	$240,343
Catholic Responsible Investments Short Duration Bond Fund	99,614	108,877	208,491
Catholic Responsible Investments Opportunistic Bond Fund	142,603	135,821	278,424
Catholic Responsible Investments Equity Index Fund	599,749	646,140	1,245,889
Catholic Responsible Investments International Small-Cap Fund	159,201	112,207	271,408
Catholic Responsible Investments Magnus 45/55 Fund	153,066	150,449	303,515
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	280,525	233,501	514,026
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	195,740	181,672	377,412
Catholic Responsible Investments Magnus 75/25 Fund	171,575	182,270	353,845

During the year ended October 31, 2023, the Funds did not recapture any previously waived fees and/or reimbursed expenses.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

6. Investment Transactions:

For the year ended October 31, 2023, the purchases and sales of investment securities other than short-term investments and in-kind transactions, were as follows:

	U.S. Government	Other	Total
Catholic Responsible Investments Ultra Short Bond Fund
Purchases	$—	$3,076,243	$3,076,243
Sales	—	5,069,445	5,069,445
Catholic Responsible Investments Short Duration Bond Fund
Purchases	97,643,757	173,729,192	271,372,949
Sales	109,830,893	142,097,899	251,928,792
Catholic Responsible Investments Bond Fund
Purchases	631,467,411	237,781,380	869,248,791
Sales	558,619,315	305,547,963	864,167,278
Catholic Responsible Investments Opportunistic Bond Fund
Purchases	199,418,937	142,955,659	342,374,596
Sales	168,297,467	134,914,899	303,212,366
Catholic Responsible Investments Equity Index Fund
Purchases	—	531,394,656	531,394,656
Sales	—	558,681,569	558,681,569
Catholic Responsible Investments Small-Cap Fund
Purchases	—	150,813,000	150,813,000
Sales	—	138,046,414	138,046,414
Catholic Responsible Investments Multi-Style US Equity Fund
Purchases	—	226,757,842	226,757,842
Sales	—	243,403,127	243,403,127
Catholic Responsible Investments International Equity Fund
Purchases	—	566,913,710	566,913,710
Sales	—	573,189,159	573,189,159
Catholic Responsible Investments International Small-Cap Fund
Purchases	—	52,438,750	52,438,750
Sales	—	49,899,299	49,899,299
Catholic Responsible Investments Magnus 45/55 Fund
Purchases	—	51,407,902	51,407,902
Sales	—	8,376,642	8,376,642
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Purchases	—	49,591,959	49,591,959
Sales	—	37,438,925	37,438,925
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Purchases	—	38,389,050	38,389,050
Sales	—	32,610,452	32,610,452
Catholic Responsible Investments Magnus 75/25 Fund
Purchases	—	34,227,640	34,227,640
Sales	—	11,456,425	11,456,425

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during the period. The book/tax differences may be temporary or permanent. The permanent differences are primarily related to non-deductible organization costs and redemption-in-kind. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the difference arises.

During the fiscal year ended October 31, 2023, there were permanent differences credited or charged to Paid-in Capital and Distributable Earnings.

	Distributable Earnings	Paid-in Capital
Catholic Responsible Investments Ultra Short Bond Fund	$50,412	$(50,412)
Catholic Responsible Investments Short Duration Bond Fund	68,380	(68,380)
Catholic Responsible Investments Bond Fund	66,866	(66,866)
Catholic Responsible Investments Opportunistic Bond Fund	66,866	(66,866)
Catholic Responsible Investments Equity Index Fund	50,412	(50,412)
Catholic Responsible Investments Small-Cap Fund	50,412	(50,412)
Catholic Responsible Investments Multi-Style US Equity Fund	66,867	(66,867)
Catholic Responsible Investments International Equity Fund	66,867	(66,867)
Catholic Responsible Investments International Small-Cap Fund	50,412	(50,412)
Catholic Responsible Investments Magnus 45/55 Fund	–	–
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	–	–
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	–	–
Catholic Responsible Investments Magnus 75/25 Fund	–	–

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

The tax character of dividends and distributions declared during the fiscal period ended October 31, 2022 and the year ended October 31, 2023, were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Catholic Responsible Investments Ultra Short Bond Fund
2023	$2,767,156	$—	$—	$2,767,156
2022	422,750	—	—	422,750
Catholic Responsible Investments Short Duration Bond Fund
2023	15,562,537	—	—	15,562,537
2022	7,441,449	—	—	7,441,449
Catholic Responsible Investments Bond Fund
2023	72,490,356	—	—	72,490,356
2022	37,408,985	—	—	37,408,985
Catholic Responsible Investments Opportunistic Bond Fund
2023	23,163,030	—	—	23,163,030
2022	9,891,170	—	—	9,891,170
Catholic Responsible Investments Equity Index Fund
2023	45,202,137	—	—	45,202,137
2022	34,703,700	—	—	34,703,700
Catholic Responsible Investments Small-Cap Fund
2023	6,741,444	15,813,737	—	22,555,181
2022	4,675,712	—	—	4,675,712
Catholic Responsible Investments Multi-Style US Equity Fund
2023	3,903,550	—	—	3,903,550
2022	2,413,760	—	—	2,413,760
Catholic Responsible Investments International Equity Fund
2023	20,009,691	—	—	20,009,691
2022	16,356,456	—	—	16,356,456
Catholic Responsible Investments International Small-Cap Fund
2023	1,762,029	—	—	1,762,029
2022	1,201,904	—	—	1,201,904
Catholic Responsible Investments Magnus 45/55 Fund
2023	1,753,798	—	—	1,753,798
2022	76,301	—	—	76,301
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
2023	17,053,393	—	—	17,053,393
2022	918,825	—	—	918,825
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
2023	7,127,888	—	—	7,127,888
2022	305,435	—	—	305,435
Catholic Responsible Investments Magnus 75/25 Fund
2023	5,754,881	—	—	5,754,881
2022	207,489	—	—	207,489

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

As of October 31, 2023, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Unrealized Appreciation (Depreciation)	Other Temporary Differences	Total Distributable Earnings (Accumulated Losses)
Catholic Responsible Investments Ultra Short Bond Fund	$169,557	$627	$—	$31,410	$—	$201,594
Catholic Responsible Investments Short Duration Bond Fund	7,868	—	(18,934,991)	(11,892,366)	(22)	(30,819,511)
Catholic Responsible Investments Bond Fund	158,783	—	(148,816,431)	(202,467,275)	83,745	(351,041,178)
Catholic Responsible Investments Opportunistic Bond Fund	40,806	—	(35,147,398)	(21,178,604)	2	(56,285,194)
Catholic Responsible Investments Equity Index Fund	2,906,723	—	(33,817,157)	1,096,266,142	2	1,065,355,710
Catholic Responsible Investments Small-Cap Fund	399,600	—	(17,935,999)	10,212,257	—	(7,324,142)
Catholic Responsible Investments Multi-Style US Equity Fund	146,316	—	(29,837,860)	27,289,413	—	(2,402,131)
Catholic Responsible Investments International Equity Fund	4,790,246	—	(17,599,098)	57,714,292	(2)	44,905,438
Catholic Responsible Investments International Small-Cap Fund	425,513	—	(6,818,114)	(5,174,204)	148	(11,566,657)
Catholic Responsible Investments Magnus 45/55 Fund	2,529,761	—	(1,237,732)	(243,750)	(1)	1,048,278
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	19,703,168	—	—	25,654,727	(2)	45,357,893
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	8,277,805	—	(343,012)	20,757,274	—	28,692,067
Catholic Responsible Investments Magnus 75/25 Fund	4,733,463	7,134	—	17,643,406	1	22,384,004

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. Losses carried forward are as follows:

	Short-Term Loss	Long-Term Loss	Total
Catholic Responsible Investments Short Duration Bond Fund	$7,208,832	$11,726,159	$18,934,991
Catholic Responsible Investments Bond Fund	65,518,908	83,297,523	148,816,431
Catholic Responsible Investments Opportunistic Bond Fund	17,714,623	17,432,775	35,147,398
Catholic Responsible Investments Equity Index Fund	26,361,406	7,455,751	33,817,157
Catholic Responsible Investments Small-Cap Fund	5,086,113	12,849,886	17,935,999
Catholic Responsible Investments Multi-Style US Equity Fund	11,484,295	18,353,565	29,837,860
Catholic Responsible Investments International Equity Fund	15,237,643	2,361,455	17,599,098
Catholic Responsible Investments International Small-Cap Fund	4,027,382	2,790,732	6,818,114
Catholic Responsible Investments Magnus 45/55 Fund	670,857	566,875	1,237,732
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	—	343,012	343,012

During the year ended October 31, 2023, the Catholic Responsible Investments Ultra Short Bond Fund utilized $15,684, the Catholic Responsible Investments Magnus 45/55 Fund utilized $229,963 and the Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund utilized $705,213, respectively, of capital loss carryforward to offset capital gains.

The differences between book and tax-basis unrealized appreciation and depreciation are attributable primarily to the tax deferral of losses on wash sales, passive foreign investment companies and perpetual bonds. The federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2023, were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Catholic Responsible Investments Ultra Short Bond Fund	$58,291,831	$43,471	$(12,061)	$31,410
Catholic Responsible Investments Short Duration Bond Fund	482,974,506	361,236	(12,253,602)	(11,892,366)
Catholic Responsible Investments Bond Fund	1,922,460,869	1,473,606	(203,940,881)	(202,467,275)
Catholic Responsible Investments Opportunistic Bond Fund	534,097,381	478,422	(21,657,026)	(21,178,604)
Catholic Responsible Investments Equity Index Fund	1,954,531,708	1,222,899,125	(126,632,983)	1,096,266,142
Catholic Responsible Investments Small-Cap Fund	417,857,470	91,342,182	(81,129,925)	10,212,257
Catholic Responsible Investments Multi-Style US Equity Fund	667,818,663	86,333,480	(59,044,067)	27,289,413
Catholic Responsible Investments International Equity Fund	1,082,494,487	171,083,739	(113,369,447)	57,714,292
Catholic Responsible Investments International Small-Cap Fund	74,180,250	5,408,478	(10,582,682)	(5,174,204)
Catholic Responsible Investments Magnus 45/55 Fund	115,307,961	6,255,382	(6,499,132)	(243,750)
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	1,021,058,346	75,923,501	(50,268,774)	25,654,727
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	384,538,538	41,299,783	(20,542,509)	20,757,274
Catholic Responsible Investments Magnus 75/25 Fund	235,674,637	26,358,723	(8,715,317)	17,643,406

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

8. Concentration of Shareholders:

At October 31, 2023, the percentage of total shares outstanding held by Institutional Class shareholders for each Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders was as follows:

	No. of Shareholders	% Ownership
Catholic Responsible Investments Ultra Short Bond Fund	1	6
Catholic Responsible Investments Short Duration Bond Fund	3	40
Catholic Responsible Investments Bond Fund	2	21
Catholic Responsible Investments Opportunistic Bond Fund	4	43
Catholic Responsible Investments Equity Index Fund	3	24
Catholic Responsible Investments Small-Cap Fund	3	25
Catholic Responsible Investments Multi-Style US Equity Fund	4	56
Catholic Responsible Investments International Equity Fund	4	39
Catholic Responsible Investments International Small-Cap Fund	4	73
Catholic Responsible Investments Magnus 45/55 Fund	5	71
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	5	47
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	7	50
Catholic Responsible Investments Magnus 75/25 Fund	7	52

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

9. Concentration of Risks:

The foregoing is not intended to be a complete discussion of the risks associated with investing in a Fund. Please review each Fund’s prospectus for additional disclosures regarding the principal risks associated with investing in a particular Fund.

As with all mutual funds, there is no guarantee that the Funds will achieve their investment objectives. You could lose money by investing in the Funds. A Fund share is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The principal risk factors affecting shareholders’ investments in the Funds are set forth below.

Derivatives Risk — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk and leverage risk are each described elsewhere in this section. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

New Fund Risk — Because the Funds are new, investors in the Funds bear the risk that the Funds may not be successful in implementing their investment strategies, may not employ successful investment strategies, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Funds being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Foreign Currency Risk — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Investments in Underlying Funds Risk — The value of an investment in the Funds is based primarily on the prices of the Underlying Funds in which the Funds invest. In turn, the price of each Underlying Fund is based on the value of its assets. Each Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of such Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Funds, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described elsewhere in this section, although a Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

Market Risk — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

10. In-Kind Transfers of Securities:

The Funds may issue or redeem shares in-kind. These securities and cash, if any, are transferred at their current value on the date of such transactions. Any recognized gain is included on the Statements of Operations under Net Realized Gain (Loss) on Investments. There were no in-kind transfers during the year ended October 31, 2023.

Due to the Funds’ reorganization on December 6, 2021, the Funds received contributions in-kind of investment securities. The securities were received in a tax-free transaction at their current fair value including unrealized appreciation/ depreciation as noted in the table below on the date of the transactions. The Funds made an accounting policy election to carryforward the historical cost basis of the securities transferred given the tax-free nature of the transaction. As a result of this contribution, the following units of the Fund were issued for assets valued at:

	Units Issued	Securities At Value	Cash	Income Receivable	Other	Total Assets	Unrealized Appreciation (Depreciation)
Catholic Responsible Investments Ultra Short Bond Fund	6,167,174	$50,062,171	$11,592,443	$47,908	$—	$61,702,522	$(24,654)
Catholic Responsible Investments Short Duration Bond Fund	53,069,668	508,549,766	19,311,957	2,597,565	—	530,459,288	(151,761)
Catholic Responsible Investments Bond Fund	177,862,008	1,708,891,087	62,494,447	6,506,080	1,029,109	1,778,920,723	49,389,396
Catholic Responsible Investments Opportunistic Bond Fund	52,152,969	502,844,264	16,260,246	2,412,933	2,167	521,519,610	1,978,291
Catholic Responsible Investments Equity Index Fund	333,201,648	3,327,560,433	380,171	3,833,324	27,536	3,331,801,464	1,349,580,320
Catholic Responsible Investments Small-Cap Fund	51,612,440	515,226,417	485,709	417,745	—	516,129,871	108,362,292
Catholic Responsible Investments Multi-Style US Equity Fund	79,868,550	798,383,041	16,731	444,471	6,437	798,850,680	82,513,106
Catholic Responsible Investments International Equity Fund	130,018,252	1,262,019,716	37,303,994	962,979	13,670	1,300,300,359	277,330,531
Catholic Responsible Investments International Small-Cap Fund	7,670,860	72,842,536	3,793,960	74,782	—	76,711,278	4,831,673
Catholic Responsible Investments Magnus 45/55 Fund	9,158,563	91,564,944	1,439	—	—	91,566,383	11,952,648
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	118,573,471	1,185,789,677	114,685	—	—	1,185,904,362	188,485,112
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	32,272,630	352,671,372	17,874	—	—	352,689,246	67,719,305
Catholic Responsible Investments Magnus 75/25 Fund	30,470,066	304,697,617	4,988	—	—	304,702,605	52,259,822

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments, other than that listed below, were required to the financial statements as of October 31, 2023.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Catholic Responsible Investments Funds (the “CRI” Funds)

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CRI Ultra Short Bond Fund, CRI Short Duration Bond Fund, CRI Bond Fund, CRI Opportunistic Bond Fund, CRI Equity Index Fund, CRI Small-Cap Fund, CRI Multi-Style US Equity Fund, CRI International Equity Fund, CRI International Small-Cap Fund, CRI Magnus 45/55 Fund, CRI Magnus 60/40 Alpha Plus Fund, CRI Magnus 60/40 Beta Plus Fund, and CRI Magnus 75/25 Fund (the “Funds”), each a series of Catholic Responsible Investments Funds, as of October 31, 2023, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for the year then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the each of the Funds as of October 31, 2023, the results of their operations, the changes in net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial statements and financial highlights for the period ended October 31, 2022, were audited by other auditors whose report dated December 29, 2022, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2023.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

December 29, 2023

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from May 1, 2023 to October 31, 2023.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Catholic Responsible Investments Ultra Short Bond Fund
Actual Fund Return
Institutional	$1,000.00	$1,025.90	0.35%	$1.79
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.44	0.35%	$1.79
Catholic Responsible Investments Short Duration Bond Fund
Actual Fund Return
Institutional	$1,000.00	$1,004.70	0.35%	$1.77
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.44	0.35%	$1.79
Catholic Responsible Investments Bond Fund
Actual Fund Return
Institutional	$1,000.00	$940.20	0.36%	$1.76
Investor	1,000.00	939.50	0.51%	2.49
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.39	0.36%	$1.84
Investor	1,000.00	1,022.64	0.51%	2.60
Catholic Responsible Investments Opportunistic Bond Fund
Actual Fund Return
Institutional	$1,000.00	$986.10	0.41%	$2.05
Investor	1,000.00	985.30	0.56%	2.80
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.14	0.41%	$2.09
Investor	1,000.00	1,022.38	0.56%	2.85
Catholic Responsible Investments Equity Index Fund
Actual Fund Return
Institutional	$1,000.00	$1,012.40	0.09%	$0.46
Hypothetical 5% Return
Institutional	$1,000.00	$1,024.75	0.09%	$0.46
Catholic Responsible Investments Small-Cap Fund
Actual Fund Return
Institutional	$1,000.00	$951.30	0.29%	$1.43
Hypothetical 5% Return
Institutional	$1,000.00	$1,023.74	0.29%	$1.48
Catholic Responsible Investments Multi-Style US Equity Fund
Actual Fund Return
Institutional	$1,000.00	$1,028.50	0.66%	$3.37
Investor	1,000.00	1,027.70	0.81%	4.14
Hypothetical 5% Return
Institutional	$1,000.00	$1,021.88	0.66%	$3.36
Investor	1,000.00	1,021.12	0.81%	4.13
Catholic Responsible Investments International Equity Fund
Actual Fund Return
Institutional	$1,000.00	$919.80	0.80%	$3.87
Investor	1,000.00	919.10	0.95%	4.60
Hypothetical 5% Return
Institutional	$1,000.00	$1,021.17	0.80%	$4.08
Investor	1,000.00	1,020.42	0.95%	4.84
Catholic Responsible Investments International Small-Cap Fund
Actual Fund Return
Institutional	$1,000.00	$904.50	1.15%	$5.52
Hypothetical 5% Return
Institutional	$1,000.00	$1,019.41	1.15%	$5.85

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

	Beginning Account Value 5/1/23	Ending Account Value 10/31/23	Annualized Expense Ratios	Expenses Paid During Period*
Catholic Responsible Investments Magnus 45/55 Fund
Actual Fund Return
Institutional	$1,000.00	$976.30	—%	$–
Investor	1,000.00	975.50	0.15%	0.75
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.45	0.15%	0.77
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Actual Fund Return
Institutional	$1,000.00	$981.80	—%	$–
Investor	1,000.00	981.10	0.15%	0.75
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.45	0.15%	0.77
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Actual Fund Return
Institutional	$1,000.00	$977.40	—%	$–
Investor	1,000.00	976.80	0.15%	0.75
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.45	0.15%	0.77
Catholic Responsible Investments Magnus 75/25 Fund
Actual Fund Return
Institutional	$1,000.00	$981.70	—%	$–
Investor	1,000.00	980.90	0.15%	0.75
Hypothetical 5% Return
Institutional	$1,000.00	$1,025.21	—%	$–
Investor	1,000.00	1,024.45	0.15%	0.77

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period.)

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

TRUSTEES AND OFFICERS (Unaudited)

Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is Catholic Responsible Investments Funds, One Freedom Valley Drive, Oaks, Pennsylvania 19456. Each Trustee oversees 13 Funds in the “Fund Complex”.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years

INTERESTED TRUSTEES

Robert Nesher (Born: 1946)	Chairman of the Board of Trustees (since 2021)[1]

SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President, Chief Executive Officer and Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. President and Director of SEI Structured Credit Fund, LP. Vice Chairman of O’Connor EQUUS (closed-end investment company) to 2016. President, Chief Executive Officer and Trustee of SEI Liquid Asset Trust to 2016. Vice Chairman of Winton Series Trust to 2017. Vice Chairman of Winton Diversified Opportunities Fund (closed-end investment company), The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, Frost Family of Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Trustee of SEI Liquid Asset Trust to 2016. Trustee of The KP Funds to 2020.

N. Jeffrey Klauder (Born: 1952)	Trustee (since 2021)[1]	Senior Advisor of SEI Investments since 2018. Executive Vice President and General Counsel of SEI Investments, 2004 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of SEI Private Trust Company, SEI Global Fund Services Ltd., SEI Investments Global Limited, SEI Global Master Fund, SEI Global Investments Fund, SEI Global Assets Fund and SEI Investments - Guernsey Limited.

Former Directorships: Trustee of SEI Investments Management Corporation, SEI Trust Company, SEI Investments (South Africa), Limited and SEI Investments (Canada) Company to 2018. Trustee of The KP Funds to 2020.

1	Denotes Trustees who are deemed to be “interested” persons of the Funds as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years

INDEPENDENT TRUSTEES

Joseph T. Grause, JR. (Born: 1952)	Trustee Lead Independent Trustee (since 2021)

Self-Employed Consultant since 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010. Country Manager – Morningstar UK Limited, Morningstar, Inc., 2005 to 2007

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Director of The Korea Fund, Inc. to 2019. Trustee of The KP Funds to 2020.

Betty L. Krikorian (Born: 1943)	Trustee (since 2021)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003. Counsel (in-house) for State Street Bank from 1995 to 2003.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2020.

Robert Mulhall (Born: 1958)	Trustee (since 2021)	Partner, Ernst & Young LLP, from 1998 to 2018.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of Villanova University Alumni Board of Directors to 2018. Trustee of The KP Funds to 2020.

Bruce R. Speca (Born: 1956)	Trustee (since 2021)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), 2010 to 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds and Frost Family of Funds. Director of Stone Harbor Investments Funds (8 Portfolios), Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund (closed-end fund). Director of RQSI GAA Systematic Global Macro Fund Ltd.

Former Directorships: Trustee of The KP Funds to 2020.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years

OFFICERS

Michael Beattie (Born: 1965)	President (since 2021)	Director of Client Service, SEI Investments, since 2004.	None.

James Bernstein (Born: 1962)	Vice President and Assistant Secretary (since 2021)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

None.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2021)	Fund Accounting Manager, SEI Investments, since 2000.	None.

Stephen F Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Delaware Wilshire Private Markets Fund, Delaware Wilshire Private Markets Master Fund, Delaware Wilshire Private Markets Tender Fund and Catholic Responsible Investments Funds since September 2022. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022 Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

None.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupation in the Past Five Years	Other Directorships Held in the Past Five Years

OFFICERS (continued)
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2021)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.	None.

Matthew M. Maher (Born: 1975)	Vice President & Secretary (since 2021)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

None.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)	Director of Fund Accounting, SEI Investments, since 2020. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.	None.

Robert Morrow (Born: 1968)	Vice President (since 2021)	Account Manager, SEI Investments, since 2007.	None.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2021)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.	None.

Donald Duncan (Born: 1964)	Anti-Money Laundering Compliance Officer and Privacy Coordinator (since 2023)

Chief Compliance Officer and Global Head of Anti-Money Laundering Strategy of SEI Investments Company since January 2023. Head of Global Anti-Money Laundering Program for Hamilton Lane Advisors, LLC from August 2021 until December 2022. Senior VP and Supervising Principal of Hamilton Lane Securities, LLC from June 2016 to August 2021. Senior Director at AXA-Equitable from June 2011 until May 2016. Senior Director at PRUCO Securities, a subsidiary of Prudential Financial, Inc. from October 2005 until December 2009.

None.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory and sub-advisory agreements (the “Agreements”) must be renewed at least annually after their initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of Catholic Responsible Investments Funds (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreements or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

Board meetings were held on August 22–23, 2023 and November 14–15, 2023 to decide whether to renew the following Agreements for additional one-year terms:

•             the advisory agreement between Christian Brothers Investment Services, Inc. (the “Adviser”) and the Trust, on behalf of the Funds; and

•            the sub-advisory agreements between the Adviser and certain sub-advisers on behalf of the Funds shown in the following table (each, a “Sub-Adviser” and together, the “Sub-Advisers”), pursuant to which the Sub-Advisers serve as investment sub-advisers to the Funds:

Sub-Adviser	Fund(s)
Brandywine Global Investment Management, LLC	Catholic Responsible Investments Opportunistic Bond Fund
Catholic Responsible Investments Bond Fund

Causeway Capital Management LLC	Catholic Responsible Investments International Equity Fund
Dodge & Cox	Catholic Responsible Investments Bond Fund
Catholic Responsible Investments Multi-Style US Equity Fund

Global Alpha Capital Management, Ltd.	Catholic Responsible Investments International Small-Cap Fund

Lazard Asset Management LLC	Catholic Responsible Investments International Small-Cap Fund

Mar Vista Investment Partners, LLC	Catholic Responsible Investments Multi-Style US Equity Fund

Principal Global Investors, LLC	Catholic Responsible Investments International Equity Fund
RhumbLine Advisers	Catholic Responsible Investments Equity Index Fund
Catholic Responsible Investments Small-Cap Fund
Sun Life Capital Management (U.S.) LLC	Catholic Responsible Investments Bond Fund
Catholic Responsible Investments Opportunistic Bond Fund
Teachers Advisors, LLC	Catholic Responsible Investments Short-Duration Bond Fund
Catholic Responsible Investments Opportunistic Bond Fund
Catholic Responsible Investments Bond Fund

WCM Investment Management, LLC	Catholic Responsible Investments International Equity Fund
Wellington Management Company LLP	Catholic Responsible Investments Ultra Short Bond Fund
Catholic Responsible Investments Multi-Style US Equity Fund

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

In preparation for the meetings, the Trustees requested that the Adviser and the Sub-Advisers furnish information necessary to evaluate the terms of the Agreements. Prior to the meetings, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser and the Sub-Advisers, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser, the Sub- Advisers and other service providers of the Funds presented or submitted to the Board at the meetings and other meetings held during the prior year, to help them decide whether to renew the Agreements for an additional year.

Specifically, the Board requested and received written materials from the Adviser, the Sub-Advisers and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s and the Sub-Advisers’ services; (ii) the Adviser’s and the Sub-Advisers’ investment management personnel; (iii) the Adviser’s and the Sub-Advisers’ operations and information about their financial condition, capitalization, profitability or financial viability to advise or sub-advise the Funds; (iv) the Adviser’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and the Sub-Advisers and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s and the Sub-Advisers’ profitability from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (vii) the Adviser’s and the Sub-Advisers’ potential economies of scale; (viii) the Adviser’s and the Sub-Advisers’ compliance programs, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser and the Sub-Advisers, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meetings to help the Trustees evaluate the Adviser’s and the Sub-Advisers’ services, fees and other aspects of the Agreements. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management, the Adviser and the Sub-Advisers.

At the Board meetings, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser, the Sub-Advisers and other service providers of the Funds, renewed the Agreements. In considering the renewal of the Agreements, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers; (ii) the investment performance of the Funds and the Adviser and the Sub-Advisers; (iii) the costs of the services provided and profits realized by the Adviser and the Sub-Advisers from their relationships with the Funds, including both direct and indirect benefits accruing to the Adviser and the Sub-Advisers and their affiliates; (iv) the extent to which economies of scale are being realized by the Adviser and the Sub-Advisers; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

Nature, Extent and Quality of Services Provided by the Adviser and the Sub-Advisers

In considering the nature, extent and quality of the services provided by the Adviser and the Sub-Advisers, the Board reviewed the portfolio management services provided by the Adviser and the Sub-Advisers to the Funds, including the quality and continuity of the Adviser’s and the Sub-Advisers’ portfolio management personnel, the resources of the Adviser and the Sub-Advisers, and the Adviser’s and the Sub-Advisers’ compliance histories and compliance programs. The Trustees reviewed the terms of the Agreements. The Trustees also reviewed the Adviser’s and the Sub-Advisers’ investment and risk management approaches for the Funds. The Trustees considered that the Adviser supervises and monitors the performance of the Sub-Advisers. The most recent investment adviser registration forms (“Form ADV”) for the Adviser and the Sub-Advisers were available to the Board, as were the responses of the Adviser and the Sub-Advisers to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser and the Sub-Advisers to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser and the Sub-Advisers such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser and the Sub-Advisers were sufficient to support renewal of the Agreements.

Investment Performance of the Funds, the Adviser and the Sub-Advisers

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser and the Sub-Advisers provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser and the Sub-Advisers in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser and the Sub-Advisers had been able to achieve for the Funds were sufficient to support renewal of the Agreements.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser and the Sub-Advisers, as well as the fees payable by the Adviser to the Sub-Advisers, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser and the Sub-Advisers. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

charged by the Adviser and applicable Sub-Advisers to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Trustees also considered that the Adviser, not the Funds, paid the Sub-Advisers pursuant to the sub-advisory agreements and that the fees payable to the Sub-Advisers reflected arms-length negotiations between the Adviser and the Sub-Advisers. The Trustees evaluated both the fee under the sub-advisory agreements and the portion of the fee under the advisory agreement retained by the Adviser. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser and the Sub-Advisers.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser and the Sub-Advisers from their relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and the Sub-Advisers and their affiliates. The Trustees considered how the Adviser’s and the Sub-Advisers’ profitability was affected by factors such as their organizational structures and methods for allocating expenses. The Trustees concluded that the profit margins of the Adviser and the Sub-Advisers with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s and the Sub-Advisers’ commitment to managing the Funds and the Adviser’s willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s and Sub-Advisers’ views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fees were reasonable in light of the information that was provided to the Trustees by the Adviser and the Sub-Advisers with respect to economies of scale.

Renewal of the Agreements

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreements, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreements for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Funds’ investment adviser has adopted, and the Board has approved, a liquidity risk management program (the “Program”) to govern the Funds’ approach to managing liquidity risk. The Program is overseen by the Funds’ Liquidity Risk Management Program Administrator (the “Program Administrator”), and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Funds.

At a meeting of the Board held on May 23, 2023, the Trustees received a report from the Program Administrator addressing the operations of the Program and assessing its adequacy and effectiveness of implementation for the period from January 1, 2022 through December 31, 2022. Among other things, the Program Administrator’s report noted that:

●            The Program Administrator had determined that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk during the period covered by the report.

●            During the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders.

●            The Board approved a change to the membership of the committee serving as Program Administrator.

●            No material changes have been made to the Program during the period covered by the report.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2023 tax year end, this notice is for informational purposes only. For shareholders with a tax year end October 31, 2023, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2023, the Funds are designating the following items with regard to distributions paid during the period.

	Long Term Capital Gain Distribution	Ordinary Income Distributions	Total Distributions	Dividends Qualifying for Corporate Dividend Receivable Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Qualified Interest Income(4)	Qualified Short Term Capital Gain(5)	Qualifying Business Income(6)
Catholic Responsible Investments Ultra Short Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	42.80%	91.02%	0.00%	0.00%
Catholic Responsible Investments Short Duration Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	22.09%	73.67%	0.00%	0.00%
Catholic Responsible Investments Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	20.38%	86.82%	0.00%	0.00%
Catholic Responsible Investments Opportunistic Bond Fund	0.00%	100.00%	100.00%	0.00%	0.00%	25.19%	90.29%	0.00%	0.00%
Catholic Responsible Investments Equity Index Fund	0.00%	100.00%	100.00%	92.34%	97.58%	0.00%	1.19%	0.00%	2.42%
Catholic Responsible Investments Small-Cap Fund	70.11%	29.89%	100.00%	100.00%	100.00%	0.00%	2.73%	0.00%	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	0.00%	100.00%	100.00%	100.00%	100.00%	0.00%	8.81%	0.00%	0.00%
Catholic Responsible Investments International Equity Fund	0.00%	100.00%	100.00%	0.67%	100.00%	0.00%	4.25%	0.00%	0.00%
Catholic Responsible Investments International Small-Cap Fund	0.00%	100.00%	100.00%	1.17%	100.00%	0.00%	1.89%	0.00%	0.00%
Catholic Responsible Investments Magnus 45/55 Fund	0.00%	100.00%	100.00%	18.06%	27.39%	30.01%	63.11%	0.00%	0.50%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%	100.00%	100.00%	23.98%	39.16%	16.60%	52.43%	0.00%	0.36%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%	100.00%	100.00%	30.96%	45.46%	20.16%	48.71%	0.00%	1.08%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%	100.00%	100.00%	24.75%	37.86%	9.86%	18.14%	100.00%	0.54%

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of ordinary income distributions that are exempt from U.S. withholding tax when paid for foreign investors.

(5)

The percentage in this column represents the amount of “Qualifying Short-Term Capital Gain” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(6)	The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The Funds intend to pass through foreign tax credit to shareholders. For the fiscal year ended October 31, 2023, the amount of foreign source income and foreign tax credit are as follows:

	Foreign Source Income	Foreign Tax Credit Pass Through

Catholic Responsible Investments International Equity Fund	21,051,059	2,583,910
Catholic Responsible Investments International Small Cap Fund	1,922,344	264,378
Catholic Responsible Investments Magnus 45/55 Fund	166,934	24,535
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	2,116,123	312,556
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	828,848	122,129
Catholic Responsible Investments Magnus 75/25 Fund	647,304	94,609

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

CATHOLIC RESPONSIBLE INVESTMENTS

OCTOBER 31, 2023 (Unaudited)

ADDITIONAL INFORMATION

Effective March 13, 2023, BBD LLP (“BBD”) ceased to serve as the independent registered public accounting firm of the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Small-Cap Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments International Small-Cap Fund, Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, and Catholic Responsible Investments Magnus 75/25 Fund) (each a “Fund, and together the “Funds”), each a series of Catholic Responsible Investments Funds (the “Trust”). The Audit Committee of the Board of Trustees approved the replacement of BBD as a result of Cohen & Company, Ltd.’s (“Cohen”) acquisition of BBD’s investment management group.

The report of BBD on the financial statements of the Funds as of and for the fiscal year ended October 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainties, audit scope or accounting principles. During the fiscal year ended October 31, 2022, and during the subsequent interim period through March 6, 2023: (i) there were no disagreements between the registrant and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BBD, would have caused it to make reference to the subject matter of the disagreements in its report on the financial statements of the Funds for such years or interim period; and (ii) there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On May 23, 2023, the Audit Committee of the Board of Trustees also recommended and approved the appointment of Cohen as the Trust’s independent registered public accounting firm for the fiscal year ending October 31, 2023.

During the fiscal year ended October 31, 2022, and during the subsequent interim period through March 6, 2023, neither the registrant, nor anyone acting on its behalf, consulted with Cohen on behalf of the Funds regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Funds’ financial statements, or any matter that was either: (i) the subject of a “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto; or (ii) “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

Catholic Responsible Investments

Investment Adviser:

Christian Brothers Investment Services, Inc.

125 S. Wacker Drive

Suite 2400

Chicago, Illinois 60606

Administrator:

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

2222 Market Street

Philadelphia, Pennsylvania 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

CRI-AR-001-0200

(b)	Not applicable.

Item 2. Code	of Ethics.

The Registrant (also referred to as the “Trust”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics during the period covered by this report.

Item 3. Audit	Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The Registrant’s audit committee financial expert is Robert Mulhall. Mr. Mulhall is considered to be “independent,” as that term is defined in Form N-CSR Item 3(a)(2).

Item 4.    Principal Accountant Fees and Services.

Fees billed by Cohen & Company, Ltd. (“Cohen”) related to the Trust.

Cohen billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees(1)	$205,300	None	None	$162,800	None	None
(b)	Audit- Related Fees	None	None	None	None	None	None
(c)	Tax Fees	None	None	None	None	None	None
(d)	All Other Fees	None	None	None	None	None	None

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)    The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

1.	require specific pre-approval;

2.	are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or

3.

have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment adviser, or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

(e)(2)    Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2023	2022
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)   Not applicable.

(g)  The aggregate non-audit fees and services billed by Cohen for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal-years-ended October 31st were $0 and $0 for 2023 and 2022, respectively.

(h)  During the past fiscal year, all non-audit services provided by the Registrant’s principal accountant to either the Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant were pre-approved by the Audit Committee of Registrant’s Board of Trustees. Included in the Audit Committee’s pre-approval of these non-audit service were the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)  Not applicable. The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

(j)  Not applicable. The Registrant is not a “foreign issuer,” as defined in 17 CFR § 240.3b-4.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.    Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.    Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end management investment companies.

Item 9.    Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.    Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR § 240.13a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.    Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13.    Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(a)(3) Not applicable.

(a)(4)(i) Change in Registrant’s Independent Public Accountant (disclosure pursuant to Item 4.01 of Form 8-K under the Exchange Act (17 CFR 249.308)) is attached hereto.

(a)(4)(ii) Letter from former accountant pursuant to Item 304(a) under Regulation S-K is attached hereto.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Catholic Responsible Investments Funds

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: January 9, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: January 9, 2024

By (Signature and Title)	/s/ Andrew Metzger
Andrew Metzger,
Treasurer, Controller, and CFO
Date: January 9, 2024